As filed with the Securities and Exchange Commission on April 26, 2019

Registration No. 333-71072

811-04113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 34

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 311

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:
38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esq. John Hancock Life Insurance Company (U.S.A.) 200 Berkeley Street Boston, MA 02116
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 29, 2019 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture Vantage® Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 29, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock variable annuity contract unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.

Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-344-1029. Your election to receive reports in paper will apply to all Portfolios offered within your variable annuity contract.

Venture Vantage® Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 29, 2019

This Prospectus describes interests in VENTURE VANTAGE® flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture Vantage® Variable Annuity Contract for the name of your issuing Company. Effective April 4, 2009, the Contracts are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust	International Growth Stock Trust	Short Term Government Income Trust

Active Bond Trust	International Small Company Trust	Small Cap Index Trust

American Asset Allocation Trust	International Value Trust	Small Cap Opportunities Trust

American Global Growth Trust	Investment Quality Bond Trust	Small Cap Stock Trust

American Growth Trust	Lifestyle Aggressive Portfolio	Small Cap Value Trust

American Growth-Income Trust	Lifestyle Balanced Portfolio	Small Company Value Trust

American International Trust	Lifestyle Conservative Portfolio	Strategic Income Opportunities Trust

Blue Chip Growth Trust	Lifestyle Growth Portfolio	Total Bond Market Trust

Capital Appreciation Trust	Lifestyle Moderate Portfolio	Total Stock Market Index Trust

Capital Appreciation Value Trust	Managed Volatility Aggressive Portfolio	Ultra Short Term Bond Trust

Core Bond Trust	Managed Volatility Balanced Portfolio	Utilities Trust

Emerging Markets Value Trust	Managed Volatility Conservative Portfolio	Value Trust

Equity Income Trust	Managed Volatility Growth Portfolio

Financial Industries Trust	Managed Volatility Moderate Portfolio	BLACKROCK VARIABLE SERIES FUNDS, INC.

Fundamental All Cap Core Trust	Mid Cap Index Trust	BlackRock Advantage U.S. Total Market V. I. Fund1,[2]

Fundamental Large Cap Value Trust	Mid Cap Stock Trust	BlackRock Basic Value V. I. Fund1,[2]

Global Bond Trust	Mid Value Trust	BlackRock Global Allocation V. I. Fund[1],[2]

Global Trust	Money Market Trust[1]

Health Sciences Trust	Real Estate Securities Trust	PIMCO VARIABLE INSURANCE TRUST

High Yield Trust	Science & Technology Trust	PIMCO VIT All Asset Portfolio[1]

International Equity Index Trust	Select Bond Trust

1 Subject to restrictions (see “V. Description of the Contract – Accumulation Period – Purchase Payments”).

2 Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center		Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445	30 Dan Road – Suite 55444
Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445	Canton, MA 02021-2809
www.jhannuities.com	(800) 344-1029	www.jhannuities.com	(800) 344-1029

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address and overnight mail address of our service office is listed on page ii of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

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Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

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Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

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Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix D: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

This Prospectus describes Contracts purchased before April 4, 2009. For these purposes, “purchase” means that you completed an application and we received it before April 4, 2009. The Prospectus primarily describes features of the Venture Vantage® Contract issued by John Hancock USA (available October 1993 – April 3, 2009, subject to state availability), and the Venture Vantage® Contract issued by John Hancock NY (available November 12, 2007 – April 3, 2009). The Prospectus also describes certain older versions of the Contract issued by John Hancock USA (i.e., those we issued from November 1986 until October 1993). The principal differences between the more recent versions of the Contract and the prior versions relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What is a Payment Enhancement?

We add a Payment Enhancement to your Contract for each Purchase Payment that you make under your Contract. The amount of the Payment Enhancement depends on the cumulative amount of your Purchase Payments. To have received a higher percentage than that based on the cumulative amount of your Purchase Payments, you must have provided satisfactory evidence that your total Purchase Payments within 13 months of the issue date were enough to justify the higher percentage. If your total Purchase Payments during the 13-month period did not equal or exceed the amount approved, we had the right to recover from your Contract the excess Payment Enhancement added to the Contract. We fund the Payment Enhancement from our General Account and allocate it among Investment Options in the same proportion as your Purchase Payment.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.

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The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

If a Contract Owner dies, we have the right to deduct any Payment Enhancements applied to the Contract in the 12 month period prior to the date of death. However, we are currently waiving this right. Reference to “Payment Enhancements” in this paragraph refers to the original amount of Payment Enhancements; earnings attributable to Payment Enhancements will not be deducted from the death benefit paid.

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.

Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract - Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70½ and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Your Contract has an annual Contract fee of $40. Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

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Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct, see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

●

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

●

Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Advantage U.S. Total Market Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted. If you currently have Contract Value in the BlackRock Advantage U.S. Total Market Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract –Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

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How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix B: Optional Enhanced Death Benefits

●	Guaranteed Earnings Multiplier Death Benefit;
●	Triple Protection Death Benefit; and
●	Annual Step-Up Death Benefit.

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

●	Income Plus For Life® 12.08;
●	Income Plus For Life – Joint Life® 12.08;
●	Income Plus For Life® (Quarterly Step-Up Review);
●	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);
●	Income Plus For Life® (Annual Step-Up Review);
●	Income Plus For Life – Joint Life® (Annual Step-Up Review);
●	Principal Plus;
●	Principal Plus for Life;
●	Principal Plus for Life Plus Automatic Annual Step-Up;
●	Principal Plus for Life Plus Spousal Protection.

We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all six Income Plus For Life® Riders, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; and Income Plus For Life – Joint Life 12.08®.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits

●	Guaranteed Retirement Income Programs - offered by John Hancock USA;
●	Guaranteed Retirement Income Programs - offered by John Hancock New York.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrenders and systematic withdrawals);
●	payment of any death benefit proceeds;
●	periodic payments under one of our annuity payment options;
●	certain ownership changes; and
●	any loan, assignment or pledge of the Contract as collateral.

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How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the nature of any Qualified Plan for which the Contract is being used; and
●	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional. We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations by contacting the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture Vantage® Contract. The tables also describe the fees and expenses for older versions of the Venture Vantage® Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA and John Hancock New York

Withdrawal Charge (as percentage of Purchase Payments) [2]
First Year	8.5%
Second Year	8.5%
Third Year	8%
Fourth Year	7%
Fifth Year	6%
Sixth Year	5%
Seventh Year	4%
Eighth Year	3%
Ninth Year	2%
Thereafter	0%
Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
[2]

The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

	Contracts issued prior to 1/29/2001	Contracts issued 1/29/2001 to 5/5/2003	Contracts issued 5/6/2003 to 5/1/2005	Contracts issued 5/2/2005 to 4/30/2006	Contracts issued 5/1/2006 to 4/3/2009

Annual Contract Fee[1]	$40	$40	$40	$40	$40

Annual Separate Account Expenses[2] (as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[3]	1.25%	1.25%	1.25%	1.25%	1.25%
Administration Fee - asset based	0.30%	0.30%	0.30%	0.30%	0.30%

Total Annual Separate Account Expenses (With No Optional Riders Reflected)	1.55%	1.55%	1.55%	1.55%	1.55%

Optional Benefits

Fees deducted from Separate Account
Annual Step-Up Death Benefit Fee Guaranteed Earnings Multiplier Fee	0.20% not offered	0.05% 0.20%	0.20% 0.20%	0.20% 0.20%	0.20% not offered

Total Annual Separate Account Expenses[4] (With Annual Step-Up Death Benefit Fee and Guaranteed Earnings Multiplier Fee Reflected)	1.75%	1.80%	1.95%	1.95%	1.75%

[1]	The $40 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the optional Annual Step-Up Death Benefit Fee.

Other Fees deducted from Contract Value
Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® (Annual Step-Up Review) [1]	Income Plus For Life – Joint Life® (Annual Step-Up Review) (not available in New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) (issued outside New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) (issued in New York)[1]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued outside New York)[1]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued in New York)[1]	Income Plus For Life® 12.08 (issued outside New York)[1]	Income Plus For Life® 12.08 (issued in New York)[1]

Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%	0.80%

	Income Plus For Life – Joint Life® 12.08 (issued outside New York) [1]		Income Plus For Life – Joint Life® 12.08 (issued in New York)[1]		Principal Plus for Life Plus Automatic Annual Step- Up2	Principal Plus for Life Plus Spousal Protection[3]	Principal Plus for Life[4]	Principal Plus[5]

Maximum Fee	1.20%		1.20%		1.20%	1.20%	0.75%	0.75%
Current Fee	0.85%		0.80%		0.70%	0.65%	0.40%	0.30%

Optional Guaranteed Retirement Income Programs (as a percentage of Income Base)
Guaranteed Retirement Income Program II					Contracts issued 1/29/2001 – 12/30/2002			0.45%

Optional Triple Protection Death Benefit[6] (as a percentage of Triple Protection Death Benefit)					Contracts issued 12/2003 – 12/2004			0.50%

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[1]

The current charge for each of the Income Plus For Life® Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped up to equal the Contract Value.

[2]

The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.

[3]

The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[4]

The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[5]

The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[6]	This optional benefit could not be purchased if you elected to purchase Principal Plus.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2018)	Minimum[1]	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued on and after May 13, 2002	0.50%	1.75%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued prior to May 13, 2002	0.30%	1.75%

[1]

For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class  1 Portfolio shares for certain Variable Investment Options available under those Contracts.

Examples

We provide the following five examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Please note that the Rider fees are reflected as a percentage of the Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option Value. Examples 1, 2 and 3 pertain to Venture Vantage® Contracts; two with optional benefit Riders and one without. Examples 4 and 5 pertain to previously issued Venture Vantage® Contracts that are eligible to invest in certain Variable Investment Options funded with Series I shares of the John Hancock Variable Insurance Trust.

Venture Vantage® Contracts. Example 1 assumes that you invest $10,000 in a Contract with the Annual Step-Up Death Benefit and Income Plus For Life optional Riders. Example 2 assumes that you invest $10,000 in a Contract with the Annual Step-Up Death Benefit, Guaranteed Earnings Multiplier, and Principal Plus for Life Plus Automatic Annual Step-Up optional Riders. These examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1. Maximum Portfolio operating expenses – Venture Vantage® Contract with optional Riders

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,222	$2,096	$2,866	$4,836
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$442	$1,354	$2,305	$4,836

Example 2. Maximum Portfolio operating expenses – Venture Vantage® Contract with optional Riders

John Hancock USA	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,238	$2,136	$2,920	$4,886
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$459	$1,398	$2,364	$4,886

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The next example assumes that you invest $10,000 in a currently offered Venture Vantage® Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 3. Minimum Portfolio operating expenses – Venture Vantage® Contract with no optional Riders

John Hancock USA and John Hancock New York	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,000	$1,439	$1,713	$2,393
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$210	$649	$1,113	$2,393

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts

and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

●	the John Hancock Variable Insurance Trust; or
●	(for certain John Hancock USA Contracts issued before May 1, 2006) the PIMCO Variable Insurance Trust with respect to the “PIMCO VIT All Asset Portfolio”; or
●

(for certain John Hancock USA Contracts issued before January 28, 2002) the BlackRock Variable Series Funds, Inc. with respect to the “BlackRock Value Opportunities V.I. Fund,” the “BlackRock Basic Value V.I. Fund” and the “BlackRock Global Allocation V.I. Fund.”

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The five Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:

Managed Volatility Aggressive Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 15% to 18.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to equity securities could be reduced to 0% and its economic exposure to cash and cash equivalents or fixed-income securities could increase to 100%. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s objective.

Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced

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to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.

Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

The BlackRock Advantage U.S. Total Market V.I. Fund, the BlackRock Basic Value V.I. Fund and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as the investment sub-adviser to the BlackRock Advantage U.S. Total Market V.I. Fund, the BlackRock Basic Value V.I. Fund and the BlackRock Global Allocation V.I. Fund, and BlackRock International Limited (“BIL”), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund, and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments.

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However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Aggressive Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolios, and the PIMCO VIT All Asset Portfolio, is a “fund of funds” that invests in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income and American International Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

Portfolio Investment Objectives

4You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio in the prospectus for that Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on page ii of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each Subaccount corresponding to a John Hancock Variable Insurance Trust Portfolio in Series I shares of that Portfolio (except in the case of Portfolios that commenced operations on or after May 13, 2002). More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
500 Index Trust (formerly 500 Index Trust B) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond Trust[1] Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]	Seeks income and capital appreciation.
American Asset Allocation Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Global Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital.
American Growth-Income Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital and income.
American International Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
Blue Chip Growth Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation Trust Series I, II	Jennison Associates LLC	Seeks long-term growth of capital.
Capital Appreciation Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
Core Bond Trust Series I, II	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Emerging Markets Value Trust (successor to American New World Trust) Series II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Equity Income Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks to provide substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks growth of capital.
Fundamental All Cap Core Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term growth of capital.
Fundamental Large Cap Value Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term capital appreciation.
Global Bond Trust Series I, II	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Global Trust Series I, II	Templeton Global Advisors Limited	Seeks long-term capital appreciation.

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Portfolio	Subadviser	Investment Objective
Health Sciences Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series I, II	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Equity Index Trust (formerly International Equity Index Trust B) Series I, II	SSgA Funds Management, Inc.	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock Trust Series II	Invesco Advisers, Inc.	Seeks long term growth of capital.
International Small Company Trust Series I, II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
International Value Trust[3] Series I, II	Templeton Investment Counsel, LLC	Seeks long-term growth of capital.
Investment Quality Bond Trust Series I, II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive PS Series) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital.
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series; successor to Core Strategy Trust) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive Portfolio (formerly Lifestyle Aggressive MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.

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Portfolio	Subadviser	Investment Objective
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Mid Cap Index Trust (successor to Value Trust) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series I, II	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Real Estate Securities Trust[4] Series I, II	Deutsche Investment Management Americas Inc. (“DIMA”)	Seeks to achieve a combination of long-term capital appreciation and current income.
Science & Technology Trust Series I, II	T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC[5]	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective.
Select Bond Trust (formerly Bond Trust) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks income and capital appreciation.
Short Term Government Income Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Opportunities Trust Series I, II	Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco”)[6]	Seeks long-term capital appreciation.
Small Cap Stock Trust (formerly Small Cap Growth Trust) Series I, II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Value Trust Series II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Company Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.
Strategic Income Opportunities Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income.
Total Bond Market Trust (formerly Total Bond Market Trust B) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).

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Portfolio	Subadviser	Investment Objective
Total Stock Market Index Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Ultra Short Term Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities Trust Series I, II	Massachusetts Financial Services Company	Seeks capital growth and current income.

BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Advantage U.S. Total Market V. I. Fund (formerly BlackRock Value Opportunities V.I. Fund)[7] Series II	BlackRock Investment Management, LLC	Seeks long-term growth of capital.
BlackRock Basic Value V. I. Fund[7] Series II	BlackRock Investment Management, LLC	Seeks capital appreciation and, secondarily, income.
BlackRock Global Allocation V. I. Fund[8] Series II	BlackRock Investment Management, LLC and BlackRock International Limited	Seeks high total investment return.

PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio Class M	Pacific Investment Management Company	Seeks maximum real return consistent with preservation of real capital and prudent investment management.

[1]

The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

[3]	The Portfolio is subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.

[4]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

[5]

The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.

[6]

The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[7]	The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.

[8]	The Portfolio is subadvised by BlackRock Investment Management, LLC and BlackRock International Limited, affiliates, under an agreement with BlackRock Advisors, LLC.

Voting Interest

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

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During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

●

the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and

●

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions

Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional benefit Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional benefit Riders that were otherwise available under the Contract (where applicable, see Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix D: “Optional Guaranteed Minimum Income Benefit(s),” to determine what optional benefit Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Eligible Groups. John Hancock USA has issued group contracts to Venture® Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

●	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
●	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

●

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

●	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

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Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

●	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
●

(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

●

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

●	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars.

We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your Contract Values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your Financial Account Plan or in connection with a Payroll Plan. Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

●	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
●	no automatic withdrawal program from your Contract is in effect, and
●	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year that you become age 70½ and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution.” Please consult with a qualified tax professional for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

●	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
●	the Contract Value at the end of such two year period is less than $2,000.

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In addition, if your account value becomes less than the annual administration and/or rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any withdrawal charge, Rider fee and Unpaid Loan, and minus the annual $40 Contract Fee. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable) and roll over eligibility. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.

Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Advantage U.S. Total Market Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the BlackRock Advantage U.S. Total Market Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into any of these Investment Options, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

●	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or
●	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

Payment Enhancements

When you make a Purchase Payment, we add a Payment Enhancement to your Contract. The Payment Enhancement is funded from our General Account and is allocated among Investment Options in the same proportion as your Purchase Payment.

The table below summarizes the Payment Enhancements rates, as a percentage of Purchase Payment. For these promotions, the promotional Payment Enhancement applies to initial and subsequent Purchase Payments received on Contracts issued during the promotional period. We may terminate a “promotional rate” at any time. If we do, Additional Purchase Payments that do not receive the promotional rate receive the guaranteed rate as shown.

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Payment Enhancement Promotional Rates

Cumulative Purchase Payments
Under $500,000	3.0%	4.0%	5.0%	4.5%	4.0%	5.0%	4.0%	5.0%	6.0%	5.0%
$500,000 - $2.5 million	4.0%	5.0%	5.5%	5.0%	4.5%	5.5%	4.5%	5.0%	6.0%	6.0%
Over $2.5 million	5.0%	6.0%	6.0%	5.5%	5.0%	6.0%	5.0%	5.0%	6.0%	6.0%

[1]	Promotional Rate A: Contracts issued on or after January 1, 1999 but prior to June 21, 1999.
[2]	Promotional Rate B: Contracts issued on or after June 21, 1999 but prior to January 29, 2001.
[3]	Promotional Rate C: Contracts issued on or after January 29, 2001 but prior to May 5, 2003.
[4]	Promotional Rate D: Contracts issued on or after May 5, 2003 but prior to March 1, 2004.
[5]	Promotional Rate E: Contracts issued on or after March 1, 2004 but prior to November 1, 2004.
[6]	Promotional Rate F: Contracts issued on or after November 1, 2004 but prior to October 16, 2006.
[7]	Promotional Rate G: Contracts issued on or after October 16, 2006 but prior to December 3, 2007.
[8]	Promotional Rate H: Contracts issued on or after December 3, 2007 but prior to June 2, 2008.
[9]	Promotional Rate I: Contracts issued on or after June 2, 2008.

Purchase Payments Which Are Not Eligible for a Payment Enhancement. If the Owner’s Spouse is the Beneficiary, the Spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the Spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner’s death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

Tax Considerations. Payment Enhancements are not considered to be “investment in the contract” for income tax purposes (see “VII. Federal Tax Matters”).

Matters to Consider About the Payment Enhancement. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making any allowable Additional Purchase Payments, you and your financial representative should consider:

●	The length of time that you plan to own your Contract;
●	The frequency, amount and timing of any partial surrenders; and
●	The amount and frequency of your Additional Purchase Payments.

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see “VI. Charges and Deductions”).

If you are eligible and would like to make Additional Purchase Payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan’s compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan’s tax favored status under the Code (see “VII. Federal Tax Matters – Other Qualified Plans”).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

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Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

●	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
●	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)

is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

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To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will

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usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form and obtain full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of withdrawals from section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

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When making a partial withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●

an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

●	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section  403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)*

We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:

●	you have no signed application on file with us; or
●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal or surrender request; or
●	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the withdrawal charge free Withdrawal Amount has been exceeded are subject to a withdrawal

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charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract’s Annuity Commencement Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner on the date of issue. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. Please read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Amount of Death Benefit. The death benefit under the Contracts is the greater of:

●	the Contract Value; or
●	a minimum death benefit.

We have the right to deduct from the death benefit any Payment Enhancements applied to the Contract in the 12-month period prior to the date of an Owner’s death, but we currently waive this right. We do not deduct earnings attributable to Payment Enhancements from the death benefit.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix B: “Optional Enhanced Death Benefits”).

Minimum Death Benefit. We determine the minimum death benefit as follows:

We limit the minimum death benefit on Venture Vantage® Contracts so that it does not exceed $10 million, except for: (a) Contracts issued in HI, MA, MN and VT; (b) Contracts issued in IL & PA prior to July 25, 2003; and (c) Contracts issued prior to June 2, 2003 in all other states.

During the first nine Contract Years, the minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with withdrawals. After the ninth Contract Year, the minimum death benefit is the greater of: (a) the total amount of all Purchase Payments, less any amounts deducted in connection with withdrawals; and (b) the Contract Value on the last day of the ninth Contract Year, plus the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals, since then.

We reduce the minimum death benefit proportionally in connection with withdrawals. For Contracts issued prior to January 1, 2003, however, we reduce the minimum death benefit by the dollar amount of the withdrawals.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Annuity Commencement Date, the Contract Value on the date of the change will be treated as a Purchase Payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments and is not eligible for a Payment Enhancement. In addition, all payments made and all amounts

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deducted in connection with withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner’s Spouse.

Payment of Death Benefit. The determination of the death benefit will be made, for both Owner driven and Annuitant driven Contracts, on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

●	a certified copy of a death certificate; or
●	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
●	any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following:

●	The Beneficiary becomes the Owner.
●

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

●	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
●	We waive withdrawal charges for all future distributions.
●

If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.

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●

If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

●

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

Guaranteed Earnings Multiplier Death Benefit. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between January 29, 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier was available only at Contract issue and cannot be revoked once elected.

Triple Protection Death Benefit. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December, 2003 and December, 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount, which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

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Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary) (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on page ii of this Prospectus at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

●	you are registered on the website, and
●	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

●	a Nonqualified Contract, or
●	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issued a Contract outside New York:

●	the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.
●

the Maturity Date for Contracts issued on and after May 1, 2006 is the first day of the month following the 90th birthday of the oldest Annuitant, or, in some cases, the tenth Contract Anniversary, if later, unless the Contract’s specifications page states otherwise or you later change the date.

Please review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity

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Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

●	you are no longer permitted to make any withdrawals under the Contract;
●	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
●	we may not change the Annuity Option or the form of settlement; and
●	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life®, Income Plus For Life – Joint Life®, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection or a Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® Series Riders. For the Income Plus For Life – Joint Life® Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

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GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life or a, Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetimes of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provide on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Life Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only – This Annuity Option is available only if:

●

you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection or a Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider; and

●

(for Principal Plus for Life, Principal Plus for Life Plus Spousal Protection and Principal Plus for Life Plus Automatic Annual Step-Up Riders) there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Rider that you purchased with your Contract; or
●	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

  Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.

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Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the

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method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix D: “Optional Guaranteed Minimum Income Benefit” for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, please consider the following:

●

A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

●

In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”)

●

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

●	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
●	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
●	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
●

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

Group Contracts (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserved the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner’s ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days’

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notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification. All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.

Acceptance of Contracts. John Hancock USA has discontinued new applications and issuance of new group contracts.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services – Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time to time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

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If you purchased a Contract prior to October 7, 2002, you may have elected a one-year Fixed Investment Option. However, you may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased a Contract on or after October 7, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program (when available). Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

Withdrawals. During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable administration fee and withdrawal charge. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we treat the partial withdrawal as a total withdrawal of the Contract Value.

We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●

an emergency exists, as determined by the SEC, in of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; or

●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

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Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters – Qualified Plan Types.”

Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Loans.” The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset based charges are deducted from Fixed Investment Options.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” and/or Appendix D: “Optional Guaranteed Minimum Income Benefits.”

We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments.

Amounts to Which Withdrawal Charges Do Not Apply. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) Payment Enhancements and any earnings attributable to Payment Enhancements; (iii) certain other “free Withdrawal Amounts,” described below; (iv) distributions required to satisfy federal income tax minimum distribution requirements attributable to this Contract; or (v) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below. Withdrawals from the Fixed Investment Option may be subject to a market value charge.

We do not impose a withdrawal charge on amounts allocated to a “free Withdrawal Amount.” In any Contract Year, the free Withdrawal Amount for that year is the greater of:

●	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
●	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

We allocate any free withdrawal amount first to withdrawals from Variable Investment Options and then to withdrawals from the Fixed Investment Options.

Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any free Withdrawal Amount and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals of Purchase Payments in excess of the free Withdrawal Amount that have been taken to date).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be “liquidated” on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract issued on or after April 1, 2003, the excess of all unliquidated Purchase Payments over the free Withdrawal Amount will be liquidated for purposes of calculating the withdrawal charge. Upon full surrender of a Contract issued prior to April, 2003, we will liquidate the excess of the Contract Value over the free Withdrawal Amount if lower.

Each Purchase Payment (or portion thereof) liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

Withdrawal Charge

(as percentage of Purchase Payments*)

First Year	8.5%	Sixth Year	5%
Second Year	8.5%	Seventh Year	4%
Third Year	8%	Eighth Year	3%
Fourth Year	7%	Ninth Year	2%
Fifth Year	6%	Thereafter	0%

*Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

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How We Determine the Withdrawal Charge. We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

For Venture Vantage® Contracts issued on or after May 1, 2002 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all of the following apply:

●	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
●	the confinement began at least one year after the Contract Date;
●	confinement was prescribed by a “Physician”;
●	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
●	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in Good Order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it is located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which: (a) is licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed “Physicians”; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver described above is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”). Please consult with your own qualified tax professional before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Annual Contract Fee

We deduct each year an annual Contract fee of $40 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee’s assessment, the fee will be waived. We deduct this administration fee on the Contract Anniversary during the Accumulation Period. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If you withdraw the entire Contract Value on a day other than the Contract Anniversary, we will deduct the $40 Contract fee from the amount paid. During the Pay-out Period, we deduct the fee on a pro-rata basis from each annuity payment.

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Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.30% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract - Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:

●

We considered the size and type of group to which sales are made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;

●	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;
●	We considered the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;
●

We considered any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;

●

We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;

●	There may have been other circumstances that resulted in reduced expenses.

If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.

In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

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Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount subject to tax under applicable state law.

State or Territory	Premium Tax Rate[1]
	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

1    Based on the state of residence at the time the tax is assessed.

2    We pay premium tax upon receipt of Purchase Payment.

3    0.08% on Purchase Payments in excess of $500,000.

4    Referred to as a “maintenance fee.”

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult your own qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

●	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
●

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

●

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

●	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
●

The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult with your own qualified tax professional for information on any optional benefit Rider.

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General Information Regarding Nonqualified Contracts

 (Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances; please consult your own qualified tax professional if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a

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distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The

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new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

●	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
●	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
●	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

●	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
●

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

●

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	attributable to the Contract Owner becoming disabled (as defined in the tax law);
●	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
●

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or

●	made with respect to certain annuities issued in connection with structured settlement agreements.

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

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The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

Please consult your own qualified tax professional for further information about the impact of the additional Medicare Tax on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

 (Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Please consult your own qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

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Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

●	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
●

as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

●	by making annual contributions to the extent permitted under the Code.

*We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations

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under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment,

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termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in

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which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential

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information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

●

from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;

●

from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or

●

from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

* Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with your own qualified tax professional for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

●	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1⁄2, or
●	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account

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during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan.

In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult your own qualified tax professional.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section

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457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a 403(b) Plan to a previously issued Contract used in a 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

You may be eligible for a loan of some or all of your Contract Value if:

●	We issued your Contract prior to November 12, 2007,
●	Your Contract does not contain a GMWB Rider,
●	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code,
●	The retirement plan is not subject to Title 1 of ERISA, and
●	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

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Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, please consult your own tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult your own qualified tax professional.

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VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix D: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors may also have offered the Contracts directly to potential purchasers.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

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In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2018, in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.

For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Contracts Sold Directly Without Payment of Any Sales Compensation

The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. For such Contracts we credit initial and Additional Purchase Payments to the Contract with an additional 5% of the Purchase Payment. (However, the amount of the Payment Enhancement and the credit may not exceed 10% of the Purchase Payment. Therefore, if the Payment Enhancement exceeds 5%, the amount of the credit will be reduced so that the total of the Payment Enhancement and the credit equals 10% of the Purchase Payment.

We apply the credit and the Payment Enhancement (subject to the limitations on the aggregate credit and Payment Enhancement that may be applied) in effect at the time of the issuance of the Contract to each Additional Purchase Payment.

The credit may be terminated or reduced at any time for Contracts issued, and Additional Purchase Payments made, after the date of termination. Initial and Additional Purchase Payments that do not receive the Payment Enhancement and credits described above will receive the guaranteed Payment Enhancement set forth under “Payment Enhancements” above.

The following classes of individuals are eligible for this waiver:

●	officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Variable Insurance Trust or any of their affiliates; and
●

employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

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Transaction Confirmations

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

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Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2018 and 2017, and its Separate Account financial statements for the year ended December 31, 2018 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2018, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

Example 1. Assume that a single Purchase Payment of $50,000 is made, a 3% Payment Enhancement of $1,500 is credited to Contract Value, and no Additional Purchase Payments are made and there are no withdrawals.

The table below illustrates six examples of the withdrawal charges that would be imposed if the Contract were completely withdrawn. All Contract Values are hypothetical. During any Contract Year the free Withdrawal Amount is the greater of the Contract Value minus unliquidated Purchase Payments (accumulated earnings), or 10% of total Purchase Payments made under the Contract minus any withdrawals in that Contract Year.

Contract Year	Hypothetical Contract Value	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
2	$55,000	$5,000[1]	$50,000	8.50%	$4,250
4	$50,500	$5,000[2]	$45,500	7.00%	$3,185
6	$60,000	$10,000[3]	$50,000	5.00%	$2,500
7	$35,000	$5,000[4]	$45,000	4.00%	$1,800
8	$80,000	$30,000[5]	$50,000	3.00%	$1,500
10	$70,000	$20,000[6]	$50,000	0.00%	$0

[1]

In the second Contract Year the earnings under the Contract are $5,000 ($55,000 - $50,000 = $5,000), and 10% of Purchase Payments is equal to $5,000 (0.10 × $50,000 = $5,000). Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 Purchase Payment is liquidated and the withdrawal charge is assessed against that liquidated payment.

[2]

In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of Purchase Payments, therefore the free Withdrawal Amount is equal to 10% of Purchase Payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to Purchase Payments liquidated (Contract Value less withdrawal amount).

[3]

In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of Purchase Payments ($5,000). The free Withdrawal Amount therefore is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated.

[4]

In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free Withdrawal Amount is 10% of Purchase Payments ($50,000 × 10% = $5,000) and the withdrawal charge is applied to total Purchase Payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For Contracts issued prior to April 1, 2003, the withdrawal charge would be applied to the lesser of the total Purchase Payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

[5]

In the example for the eighth Contract Year, the accumulated earnings of $30,000 is greater than 10% of Purchase Payments ($5,000). The free Withdrawal Amount therefore is equal to the accumulated earnings of $30,000 and the withdrawal charge is applied to the payments liquidated.

[6]	There is no withdrawal charge on any Purchase Payments that have been in the Contract for at least 10 years.

Example 2. Assume: that a single Purchase Payment of $50,000 is made, a 3% Payment Enhancement of $1,500 is credited to Contract Value, no transfers are made, no Additional Purchase Payments are made, and that there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

Hypothetical Contract Value	Withdrawal Amount	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
$ 65,000	$2,000	$15,000[1]	$0	8.00%	$0
$ 49,000	$5,000	$3,000[2]	$2,000	8.00%	$160
$ 52,000	$7,000	$4,000[3]	$3,000	8.00%	$240
$ 44,000	$8,000	$0[4]	$8,000	8.00%	$640

[1]

The free Withdrawal Amount during any Contract Year is the greater of the Contract Value minus unliquidated payments (accumulated earnings), or 10% of Purchase Payments minus 100% of all prior withdrawals in that Contract Year. For the first example, accumulated earnings of $15,000 ($65,000 - $50,000 = $15,000) is the free Withdrawal Amount since it is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - $0). The amount requested ($2,000) is less than the free Withdrawal Amount. Therefore, payments are not liquidated and no withdrawal charge applies.

[2]

The Contract has negative accumulated earnings ($49,000 - $50,000 <0), so the free Withdrawal Amount is limited to 10% of Purchase Payments minus 100% of all prior withdrawals during the Contract Year. Because $2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and will result in payments being liquidated. The remaining unliquidated payments after the $5,000 withdrawal are $48,000 ($50,000 - $2,000 = $48,000).

[3]

The Contract has increased in value to $52,000. The unliquidated payments are $48,000 which results in $4,000 of accumulated earnings ($52,000 - $48,000 = $4,000) which is greater than 10% of Purchase Payments minus prior withdrawals this Contract Year ($5,000 - $2,000 - $5,000 < 0). Hence the free Withdrawal Amount is $4,000, leaving $3,000 of the $7,000 withdrawal subject to a withdrawal charge. The unliquidated payments are reduced by $3,000 to $45,000.

[4]

The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000 < 0) and the full 10% of Purchase Payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year, the full 10% of Purchase Payments would be available for withdrawal requests during that Contract Year.

A-1

Appendix B: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Venture Vantage® Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

1.	Guaranteed Earning Multiplier Death Benefit – Not offered in New York or Washington
2.	Triple Protection Death Benefit – Not offered in New York or Washington
3.	Annual Step-Up Death Benefit

Guaranteed Earnings Multiplier

(Not offered in New York or Washington)

Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Guaranteed Earnings Multiplier. Election of the Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of certain Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.

The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

(i)	is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and
(ii)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the deceased Owner’s Spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and the Guaranteed Earnings Multiplier will continue with the surviving Spouse as the new Contract Owner. In this case, upon the death of the surviving Spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving Spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner’s death and the death benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of the Guaranteed Earnings Multiplier

Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the Guaranteed Earnings Multiplier) as the new Owner.

Guaranteed Earnings Multiplier Fee

A daily charge at an annual effective rate of 0.20% of the value of each Variable Investment Option is deducted from each Subaccount for the Guaranteed Earnings Multiplier.

The election of Guaranteed Earnings Multiplier on a Contract may not always be in your interest since an additional fee is imposed for this benefit.

Triple Protection Death Benefit

(Not offered in New York or Washington)

Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit upon the death of any Owner prior to the Maturity Date. Under the Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December 2003 and December 2004.

Once the Triple Protection Death Benefit is elected, it is irrevocable. If the Triple Protection Death Benefit is elected, the death benefit paid under the Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for the Triple Protection Death Benefit (see “Triple Protection Death Benefit Fee” below). Once the Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under the Triple Protection Death Benefit is determined as of the date on which written notice and proof of death and all required forms are received in Good Order at our Annuities Service Center. The amount of the Triple Protection Death Benefit is equal to the “’Enhanced Earnings Death Benefit’ Factor”* plus the greatest of:

●	the Contract Value;
●	the Return of Purchase Payments Death Benefit Factor*;
●	the Annual Step-Up Death Benefit Factor*; or
●	the Graded Death Benefit Factor*.

*defined below

If there is any Debt under the Contract, the Triple Protection Death Benefit equals the amount described above less the Debt amount.

If the Beneficiary is the deceased Owner’s Spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving Spouse:

●	The Triple Protection Death Benefit paid upon the first Owner’s death (“first Triple Protection Death Benefit”) is not treated as a Purchase Payment to the Contract;
●

In determining the “Enhanced Earnings Death Benefit” Factor (see “‘Enhanced Earnings Death Benefit’ Factor” below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the “Enhanced Earnings Death Benefit” Factor;

●

In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals (see “Withdrawal Reductions” below).

“Enhanced Earnings Death Benefit” Factor. For purposes of the Triple Protection Death Benefit, the “Enhanced Earnings Death Benefit” factor is equal to 50% multiplied by Earnings, as defined under the “‘Enhanced Earnings Death Benefit’ Factor” calculation of the Triple Protection Death Benefit Rider. For purposes of the “Enhanced Earnings Death Benefit” Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals (see “Example” and “Withdrawal Reductions” below).

The Maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.

Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

●	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.
●	“Earnings” is equal to $175,000 minus $150,000, or $25,000.
●	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.

Note that for purposes of the Triple Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” is less than $75,000 (or $175,000 minus $100,000).

Annual Step-Up Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner’s reaching age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary (see “Withdrawal Reductions” below).

Graded Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier*
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%

*If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for

Purchase Payments made on or after the oldest Owner reaches age

71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death

Benefit Factor.

2. is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract

Year will be recalculated and will reduce the appropriate value proportionally. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options. We reserve the right to restrict Investment Options at any time. We will notify the Owner in writing at least 30 days prior to restricting an Investment Option. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed.

Termination of Triple Protection Death Benefit Rider. The Owner may not terminate the Triple Protection Death Benefit Rider. However, the Triple Protection Death Benefit will terminate automatically upon the earliest of:

●	the date the Contract terminates;
●	the Maturity Date; or
●

the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and the Triple Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.

Triple Protection Death Benefit Fee. Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a total withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the total withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Annual Step-Up Death Benefit

You may have elected the optional Annual Step-Up Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. Election of this benefit may only have been made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

●	the death benefit described under “Death Benefit During Accumulation Period”; or
●	the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner’s 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with withdrawals since the last day of the Contract Year. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

(i)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and
(ii)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the oldest Owner is age 80 or older on the effective date of the Annual Step-Up Death Benefit, the Annual Step-Up Death Benefit is zero. Therefore, if the oldest Owner of a Contract were age 80 or older, the Annual Step-Up Death Benefit may not have been elected.

If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will not be considered in determination of the Annual Step-Up Death Benefit. In determination of the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first death benefit is paid.

Termination of the Annual Step-Up Death Benefit. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the Annual Step-Up Death Benefit) as the new Owner.

Annual Step-Up Death Benefit Fee. A daily charge at an annual effective rate of 0.20% of the value of each variable Investment Account is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional.

The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus For Life® Series Riders:

●	Income Plus For Life® 12.08 Series:
o	Income Plus For Life® 12.08
o	Income Plus For Life – Joint Life® 12.08
●	Income Plus For Life® (Quarterly Step-Up Review) Series
o	Income Plus For Life® (Quarterly Step-Up Review)
o	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)
●	Income Plus For Life® (Annual Step-Up Review) Series*
o	Income Plus For Life® (Annual Step-Up Review)
o	Income Plus For Life – Joint Life® (Annual Step-Up Review)

* The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life®.”

Principal Plus for Life Series Riders

●	Principal Plus for Life
●	Principal Plus for Life Plus Automatic Annual Step-Up
●	Principal Plus for Life Plus Spousal Protection

Principal Plus Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix D.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.

For Riders issued with Nonqualified Contracts:

●	both Spouses must be named as co-Owners of the Contract; or
●	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

●	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
●	the Owner’s Spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Guaranteed Minimum Withdrawal Benefit Rider. You could only purchase a Rider at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired, you were no longer able to revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

●	on the date we determine the death benefit;
●	after the Annuity Commencement Date at the time an Annuity Option begins; or
●	at full surrender of the Contract; or
●	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus for Life Plus Spousal Protection. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any the amount of Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

●	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or
●

(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

●

(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);

●

(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but

●	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.

For Contracts issued with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment Restrictions to Qualified Contracts.

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

●

You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

●	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).

Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70½ and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax professional regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

●	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
●	no automatic withdrawal program from your Contract is in effect, and
●	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

●	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
●	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
●	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
●

(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b)	in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

Subject to our restrictions on frequent trading:

●	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
●

if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

●	Lifestyle Balanced Portfolio
●	Lifestyle Conservative Portfolio
●	Lifestyle Growth Portfolio
●	Lifestyle Moderate Portfolio
●	Managed Volatility Balanced Portfolio
●	Managed Volatility Conservative Portfolio
●	Managed Volatility Growth Portfolio
●	Managed Volatility Moderate Portfolio
●	Total Bond Market Trust
●	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

●	American Asset Allocation Trust
●	Capital Appreciation Value Trust
●	Money Market Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocations:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Global Balanced PS (only available to Global Balanced investors; not available after June 30, 2014)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Lifestyle Balanced Portfolio Global Bond Trust
American Global Diversification (not available after April 30, 2009)	65% 20% 10% 5%	American Global Growth Trust Select Bond Trust High Yield Trust American New World Trust
Fundamental Holdings of America (not available after April 30, 2009)	35% 25% 25% 15%	Select Bond Trust American Growth-Income Trust American Growth Trust American International Trust
Global Balanced (not available after April 30, 2007)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Managed Volatility Balanced Portfolio Global Bond Trust
Blue Chip Balanced (not available after April 30, 2007)	40% 30% 30%	Investment Quality Bond Trust American Growth Trust American Growth-Income Trust
Value Strategy (not available after February 10, 2006)	30% 30% 20% 20%	Fundamental Large Cap Value Trust Equity Income Trust Active Bond Trust Strategic Income Opportunities Trust
Growth Blend (not available after February 10, 2006)	40% 20% 20% 20%	Blue Chip Growth Trust American Growth-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Core Solution (not available after April 30, 2005)	34% 33% 33%	Strategic Income Opportunities Trust Blue Chip Growth Trust Equity Income Trust

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Value Blend (not available after April 30, 2005)	40% 20% 20% 20%	Equity Income Trust American Growth Trust Active Bond Trust Strategic Income Opportunities Trust
Global (not available after April 30, 2005)	30% 30% 20% 20%	International Value Trust Global Bond Trust American Growth-Income Trust Blue Chip Growth Trust

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus and Principal Plus for Life Series Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

●	you select option A, B or C above; and
●	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

●	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1⁄2, a 10% penalty tax under the Code;
●	reduce the death benefit and other optional benefits;
●	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
●	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

●	Pre-59 1⁄2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
●	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
●

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters - Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1⁄2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax professional.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract–Pay-out Period Provisions”).

When you take withdrawals:

●	you have the flexibility to start and stop withdrawals;
●	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
●	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
●

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and

●	you reduce the Contract Value available for annuitization.

When you annuitize:

●	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
●	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
●	you no longer have access to the Contract Value; and
●

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59½. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders.

Features of Income Plus For Life® 12.08 Series Riders

Covered Person(s)

The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® 12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
●	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

●

(for Income Plus For Life® 12.08) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in NY).

●

(for Income Plus For Life – Joint Life® 12.08) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in NY). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life® 12.08) turns age 59 1⁄2. Once you purchased a Rider, the earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® 12.08 – 5%
●	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59 1⁄2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit

Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
o	the date of a Purchase Payment that we applied to the Benefit Base,
o	the date of a reduction in the Benefit Base, or
o	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:

●	Annual Credit Rate
o	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
●	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

o	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:
●	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

●

During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.

o

For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:

●	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

●

Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

●

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

●

Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit. Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

●	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).

●

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life® 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

●	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.

Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

    Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

●	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
●

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58½, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

●	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
●	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year, and
●	there were no Excess Withdrawals during that Contract Year, and
●	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:

●	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
●	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

●

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

●

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® 12.08:

1. Not the Covered Person

-   may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

- enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

-   continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.

2. The Covered Person	- ends without any further benefit.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a

Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

●	the date an Annuity Option begins;

●	the date the Contract Value and the Benefit Base both equal zero;

●	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;

●	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;

●	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

●	termination of the Contract.

Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders

Income Plus For Life® (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

●	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or

●	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life® (Quarterly Step-Up Review)).

IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●

the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review) ); by

●	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

●

(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in New York).

●

(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in New York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® (Quarterly Step-Up Review) – 5%

●	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or

●	the latest of:

o	the date of a Purchase Payment that we applied to the Benefit Base,

o	the date of a reduction in the Benefit Base, or

o	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:

●	Annual Credit Rate –

o	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

●	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

●

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

o	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:

●	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

●

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

●	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

o

For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:

●	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

●

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

●

Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

●

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

●	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

●

Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:

●	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

●

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).

●

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduce the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.

●

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

●	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

●	the “Target Amount”(see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is the greater of:

●

200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

●	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

●	(200% × $100,000) + (100% × $25,000) = $225,000; or

●	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

●	the Contract Value on that date; and

●	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

●	the Contract Value on the Contract Anniversary; or

●	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or

●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

●	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

●

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58½ at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year, and
●	there were no Excess Withdrawals during that Contract Year, and
●	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

●

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

●

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Impact of Death Benefits

Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life®
(Quarterly Step-Up Review) fee at that time.

2.	The Covered Person	-	ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either

(b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;
●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;
●	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Features of Income Plus For Life® (Annual Step-Up Review) Series Riders

Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”

Form of Guaranteed Amounts

Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●

(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

●

(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:

●

(for Income Plus For Life® (Annual Step-Up Review)) you were age 59 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1⁄2 (age 61 in New York).

●

(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59 1⁄2. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® (Annual Step-Up Review) – 5%
●	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
o	the date of a Purchase Payment that we applied to the Benefit Base,
o	the date of a reduction in the Benefit Base, or
o	the effective date of a Step-Up.

Credits. The Income Plus For Life® (Annual Step-Up Review) Rider provides the following Credit features:

●	Annual Credit Rate:
o	7% for Riders purchased on or after January 17, 2008 and outside of New York;
o	6% for Riders purchased before January 17, 2008 or in New York.
●

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

●	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.
●	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the

10th Contract Anniversary after the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).

●

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).

●

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

●	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

●

any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

●

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

●	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
●	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

●	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or

●

you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59 1⁄2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

●	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
o	the Excess Withdrawal amount; divided by
o	the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year,
●	there were no Excess Withdrawals during that Contract Year, and
●	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:

●

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

●

If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.

●	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):
1. Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-

may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

	-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
-	continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life®
(Annual Step-Up Review) fee at that time.
2. Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	may continue in the same manner as 1.
	-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
-	does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
3. The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	ends without any further benefit.
4. The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	ends without any further benefit.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	the death or removal of the Covered Person; or
●	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits

Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or
●

(for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5%); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

●

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58 1⁄2.

●

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59 1⁄2.

●

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.

●

(for Principal Plus for Life Plus Spousal Protection) the older of you and your Spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older Spouse would turn age 65. (The Lifetime Income Date does not change if the older Spouse does not survive to this date and the younger Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

●	Principal Plus – 5.00%
●	Principal Plus for Life – 5.00%
●	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%
●	Principal Plus for Life Plus Spousal Protection – 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider.

We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

●	5% of the Benefit Base immediately after the Additional Purchase Payment; or
●	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

●	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
o	5% of the Benefit Base immediately after the Additional Purchase Payment; or
o	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
●	in the case of the Lifetime Income Amount, to equal the lesser of:
o	5% of the Benefit Base immediately after the Additional Purchase Payment; or
o	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

●	Credit Rate – 5%.
●	initial Credit Period
o	(for Principal Plus) – the first 5 Contract Years.
o

(for Principal Plus for Life Series Riders issued prior to May 1, 2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) turns age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period is based on the age of that Covered Person as of the initial Contract Date. The Credit Period does not change upon the death of either Covered Person.

o	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) – the first 10 Contract Years.
●

extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

●

by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise

●	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
●

At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●

At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).

Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

●	(for Principal Plus and Principal Plus for Life) 0.75%, and
●	(for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

●	(for Principal Plus) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th, etc.), up to and including the 30th Contract Anniversary.
●

(for Principal Plus for Life Series Riders issued before May 1, 2007 and in a limited number of states thereafter) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.), up to and including the 30th Contract Anniversary.

●

(for Principal Plus for Life Series Riders issued on and after May 1, 2007 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.

●	(for Riders issued in Oregon) – we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.

●

(for Principal Plus for Life Riders with endorsement) – we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, prior to May 1, 2007, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date. On and after May 1, 2007, we continue Step-Up’s until age 95.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

●	the Guaranteed Withdrawal Amount prior to the withdrawal; or
●	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:

●	the Lifetime Income Amount prior to the withdrawal; or
●	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

●	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or
●	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals - Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

●

You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.

●

You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

●

We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.

●

After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Beneficiary is:	Then PRINCIPAL PLUS:
1. The deceased Owner’s Spouse

-  Continues if the Benefit Base is greater than zero.

-  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

-  Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

-  Continues to impose the Principal Plus fee.

-  Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

2. Not the deceased Owner’s Spouse

-  Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1. The Covered Person and the Beneficiary is the deceased Owner’s Spouse

-  Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

-  Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.

-  Continues to impose the Principal Plus for Life fee.

-  Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2. The Covered Person and the Beneficiary is not the deceased Owner’s Spouse

-  Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3. Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse

-  Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

If the Deceased Owner is:	Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
4. Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse

-  Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

-  In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an “Owner” if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider continues. We continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we increase the Contract Value to equal the amount of the death benefit (but do not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an “Owner” if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider continues in effect, and we base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:

●	no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
●

no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

●

based on amounts we calculate under our Life Expectancy Distribution program (see “Life Expectancy Distribution Program” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider continues if the death benefit or the Benefit Base is greater than zero at the time. We step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider does not continue to provide for any remaining Credits or Step-Ups, and does not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee continues (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider enters its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the Spouse of the decedent, that Spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

●	if the removed Covered Person subsequently dies, there is no impact on the guarantees provided by the Rider in most cases; and
●

if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in “Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider” above.

Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
●	under Principal Plus, the date the Benefit Base depletes to zero; or
●	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
●	under Principal Plus, the Maturity Date under the Contract; or
●	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
●	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Appendix D: Optional Guaranteed Minimum Income Benefit

This Appendix provides a general description of the optional guaranteed minimum income benefit Rider that may have been available at the time you purchased a Venture Vantage® Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.

The optional guaranteed retirement income benefit guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the guaranteed retirement income benefit Rider. If the guaranteed retirement income benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by guaranteed retirement income benefit, we will pay the monthly annuity payments available under the Contract. The guaranteed retirement income benefit Rider was available only at Contract issue. The Rider is irrevocable and may only be terminated as described below.

Availability of Guaranteed Retirement Income Program II

Guaranteed Retirement Income Program II was available for Contracts issued on or after January 29, 2001 to December 30, 2002 (beginning and end dates may vary by state).

Exercise of Guaranteed Retirement Income Program

Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

●	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary, and
●	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Income Base. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each Purchase Payment is allocated to the Contract; and
(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Guaranteed Retirement Income Program II Growth Factor. The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is age 75 or younger at issue, and 4% per annum if the oldest Annuitant is age 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant’s turned age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Guaranteed Retirement Income Program II Income Base Reductions. Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-Out Period Provisions – Annuity Options” in “V. Description of the Contract”).

D-1

Life Annuity with a 10-Year Period Certain.

Joint and Survivor Life Annuity with a 10-Year Period Certain – (availability may vary by state).

Joint and Survivor Life Annuity with a 20-Year Period Certain – (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Annual Fee
Guaranteed Retirement Income Program II	0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

●	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
●	the termination of the Contract for any reason; or
●	the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Program.

Hence, you should consider that because (a) the Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which the Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.

In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Programs should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.

D-2

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

●	Venture Vantage® Contracts with no optional benefit Riders;
●	Venture Vantage® Contracts with the Annual Step-Up Death Benefit optional benefit Rider;
●	Venture Vantage® Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;
●	Venture Vantage® Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Guaranteed Earnings Multiplier optional benefit Rider.

Please note that fees for the Guaranteed Retirement Income Program II, and for the guaranteed minimum withdrawal benefit Riders (i.e., Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, Income Plus For Life®, Income Plus For Life – Joint Life®), and for Triple Protection Death Benefit Riders, are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vantage Prior

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values-Vantage Variable Annuity

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	10.473	10.472	9.282	7.497
Value at End of Year	—	—	—	—	—	—	—	10.473	10.472	9.282
No. of Units	—	—	—	—	—	—	—	627,098	912,554	1,109,861
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	11.281	11.285	10.008	8.088
Value at End of Year	—	—	—	—	—	—	—	11.281	11.285	10.008
No. of Units	—	—	—	—	—	—	—	434,309	557,465	630,516
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	10.545	10.565	9.383	7.594
Value at End of Year	—	—	—	—	—	—	—	10.545	10.565	9.383
No. of Units	—	—	—	—	—	—	—	63,730	685,052	82,285
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	11.037	11.064	9.831	7.961
Value at End of Year	—	—	—	—	—	—	—	11.037	11.064	9.831
No. of Units	—	—	—	—	—	—	—	306,346	337,121	337,600
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	14.278	14.304	12.712	10.280
Value at End of Year	—	—	—	—	—	—	—	14.278	14.304	12.712
No. of Units	—	—	—	—	—	—	—	376,459	494,192	548,783
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	14.209	14.242	12.663	10.246
Value at End of Year	—	—	—	—	—	—	—	14.209	14.242	12.663
No. of Units	—	—	—	—	—	—	—	231,702	273,701	287,632
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	14.005	14.059	12.519	10.144
Value at End of Year	—	—	—	—	—	—	—	14.005	14.059	12.519
No. of Units	—	—	—	—	—	—	—	35,118	39,773	40,468
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	13.938	13.998	12.471	10.110
Value at End of Year	—	—	—	—	—	—	—	13.938	13.998	12.471
No. of Units	—	—	—	—	—	—	—	63,044	73,506	74,404
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	16.028	16.122	14.384	11.679
Value at End of Year	—	—	—	—	—	—	—	16.028	16.122	14.384
No. of Units	—	—	—	—	—	—	—	2,321	2,601	2,549
500 Index Trust (formerly 500 Index Trust B) - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	23.978	20.039	18.237	18.321	16.419	12.630	12.500	—	—	—
Value at End of Year	22.500	23.978	20.039	18.237	18.321	16.419	12.630	—	—	—
No. of Units	389,603	444,838	517,978	309,254	376,616	432,940	537,593	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	23.917	19.997	18.209	18.301	16.409	12.629	12.500	—	—	—
Value at End of Year	22.430	23.917	19.997	18.209	18.301	16.409	12.629	—	—	—
No. of Units	254,647	293,759	309,362	272,683	304,251	304,082	382,393	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	23.732	19.873	18.123	18.242	16.381	12.626	12.500	—	—	—
Value at End of Year	22.224	23.732	19.873	18.123	18.242	16.381	12.626	—	—	—
No. of Units	52,733	56,962	47,531	26,104	34,720	357,305	49,569	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	23.671	19.831	18.094	18.222	16.371	12.625	12.500	—	—	—
Value at End of Year	22.156	23.671	19.831	18.094	18.222	16.371	12.625	—	—	—
No. of Units	175,473	166,084	162,977	158,613	173,716	176,748	181,757	—	—	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
500 Index Trust (formerly 500 Index Trust B) - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	23.731	19.871	18.120	18.246	16.377	12.630	12.500	—	—	—
Value at End of Year	22.223	23.731	19.871	18.120	18.246	16.377	12.630	—	—	—
No. of Units	285,687	293,994	293,561	280,211	275,470	288,232	394,269	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	23.670	19.830	18.092	18.227	16.368	12.629	12.500	—	—	—
Value at End of Year	22.155	23.670	19.830	18.092	18.227	16.368	12.629	—	—	—
No. of Units	128,196	125,218	168,654	122,635	144,879	147,606	226,295	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	23.488	19.707	18.006	18.168	16.339	12.626	12.500	—	—	—
Value at End of Year	21.951	23.488	19.707	18.006	18.168	16.339	12.626	—	—	—
No. of Units	23,319	42,189	31,658	26,533	28,540	30,831	32,919	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	23.427	19.666	17.978	18.148	16.330	12.625	12.500	—	—	—
Value at End of Year	21.883	23.427	19.666	17.978	18.148	16.330	12.625	—	—	—
No. of Units	44,827	63,600	67,314	68,786	72,646	73,932	66,026	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	23.247	19.543	17.893	18.089	16.301	12.622	12.500	—	—	—
Value at End of Year	21.682	23.247	19.543	17.893	18.089	16.301	12.622	—	—	—
No. of Units	1,723	1,831	1,972	2,686	2,713	3,312	3,337	—	—	—
Active Bond Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	19.625	19.010	18.504	18.762	17.840	18.074	16.733	16.061	14.328	11.659
Value at End of Year	19.205	19.625	19.010	18.504	18.762	17.840	18.074	16.733	16.061	14.328
No. of Units	140,081	154,559	165,182	191,756	230,925	274,026	324,641	392,515	526,040	642,576
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	19.501	18.900	18.406	18.671	17.762	18.005	16.677	16.015	14.294	11.638
Value at End of Year	19.075	19.501	18.900	18.406	18.671	17.762	18.005	16.677	16.015	14.294
No. of Units	80,792	80,325	86,510	86,465	112,546	106,644	111,299	150,717	193,803	241,086
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	19.134	18.572	18.113	18.402	17.533	17.799	16.511	15.880	14.194	11.574
Value at End of Year	18.687	19.134	18.572	18.113	18.402	17.533	17.799	16.511	15.880	14.194
No. of Units	22,097	22,673	30,788	36,281	34,333	38,033	48,941	55,236	60,786	70,302
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.013	18.463	18.017	18.313	17.457	17.730	16.456	15.835	14.161	11.552
Value at End of Year	18.560	19.013	18.463	18.017	18.313	17.457	17.730	16.456	15.835	14.161
No. of Units	39,612	35,337	41,396	50,692	56,582	55,935	62,464	80,541	117,031	342,332
Active Bond Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	19.143	18.581	18.105	18.413	17.544	17.810	16.524	15.877	14.181	11.579
Value at End of Year	18.696	19.143	18.581	18.105	18.413	17.544	17.810	16.524	15.877	14.181
No. of Units	584,899	690,534	720,504	869,264	1,041,769	1,474,664	1,500,956	1,633,535	2,071,253	2,320,124
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	19.022	18.473	18.009	18.324	17.468	17.742	16.469	15.832	14.148	11.558
Value at End of Year	18.569	19.022	18.473	18.009	18.324	17.468	17.742	16.469	15.832	14.148
No. of Units	48,052	48,028	53,429	54,963	67,134	107,800	124,419	131,315	153,322	161,853
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	18.664	18.153	17.722	18.060	17.242	17.539	16.305	15.697	14.049	11.494
Value at End of Year	18.192	18.664	18.153	17.722	18.060	17.242	17.539	16.305	15.697	14.049
No. of Units	306,495	363,408	418,415	465,431	555,364	788,121	873,030	972,460	1,145,441	1,245,312
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	18.546	18.047	17.628	17.973	17.168	17.472	16.250	15.653	14.016	11.473
Value at End of Year	18.068	18.546	18.047	17.628	17.973	17.168	17.472	16.250	15.653	14.016
No. of Units	26,423	28,746	28,352	26,917	27,427	22,475	25,204	27,438	31,639	40,871
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	18.197	17.734	17.348	17.714	16.946	17.272	16.088	15.520	13.918	11.410
Value at End of Year	17.701	18.197	17.734	17.348	17.714	16.946	17.272	16.088	15.520	13.918
No. of Units	46,741	63,653	80,132	83,305	85,119	99,225	96,428	101,459	110,741	134,938

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
All Cap Core Trust (merged into Total Stock Market Index Trust eff 04-28-2017) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	22.371	20.550	20.344	18.844	14.248	12.415	12.557	11.282	8.919
Value at End of Year	—	—	22.371	20.550	20.344	18.844	14.248	12.415	12.557	11.282
No. of Units	—	—	271,215	325,810	398,825	459,787	533,400	607,993	742,610	843,345
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	18.164	16.694	16.534	15.323	11.591	10.105	10.226	9.192	7.271
Value at End of Year	—	—	18.164	16.694	16.534	15.323	11.591	10.105	10.226	9.192
No. of Units	—	—	50,912	58,422	72,306	78,907	103,805	131,360	169,104	178,256
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	13.610	12.527	12.426	11.533	8.737	7.629	7.731	6.960	5.514
Value at End of Year	—	—	13.610	12.527	12.426	11.533	8.737	7.629	7.731	6.960
No. of Units	—	—	48,048	51,167	61,819	79,046	129,831	117,850	140,387	158,565
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	17.594	16.203	16.080	14.932	11.318	9.887	10.025	9.030	7.157
Value at End of Year	—	—	17.594	16.203	16.080	14.932	11.318	9.887	10.025	9.030
No. of Units	—	—	11,228	11,879	12,804	14,125	14,680	44,663	75,245	94,896
All Cap Core Trust (merged into Total Stock Market Index Trust eff 04-28-2017) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	27.774	25.556	25.356	23.527	17.826	15.558	15.778	14.204	11.248
Value at End of Year	—	—	27.774	25.556	25.356	23.527	17.826	15.558	15.778	14.204
No. of Units	—	—	10,823	10,830	14,831	16,990	18,437	26,874	28,639	31,243
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	27.572	25.382	25.196	23.391	17.731	15.483	15.710	14.150	11.210
Value at End of Year	—	—	27.572	25.382	25.196	23.391	17.731	15.483	15.710	14.150
No. of Units	—	—	11,263	12,043	10,357	13,483	14,665	19,213	25,303	35,610
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	26.973	24.868	24.723	22.986	17.451	15.261	15.508	13.989	11.099
Value at End of Year	—	—	26.973	24.868	24.723	22.986	17.451	15.261	15.508	13.989
No. of Units	—	—	1,711	2,455	2,093	3,447	6,709	7,107	7,251	8,915
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	26.776	24.699	24.567	22.852	17.358	15.187	15.441	13.935	11.062
Value at End of Year	—	—	26.776	24.699	24.567	22.852	17.358	15.187	15.441	13.935
No. of Units	—	—	1,467	2,014	2,383	2,493	3,911	12,791	14,484	19,839
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	29.516	27.267	27.163	25.304	20.889	—	—	—	—
Value at End of Year	—	—	29.516	27.267	27.163	25.304	—	—	—	—
No. of Units	—	—	98	98	98	1,598	—	—	—	—
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.171
Value at End of Year	—	—	—	—	—	—	—	—	—	12.127
No. of Units	—	—	—	—	—	—	—	—	—	1,130,959
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	6.226
Value at End of Year	—	—	—	—	—	—	—	—	—	7.420
No. of Units	—	—	—	—	—	—	—	—	—	422,396
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	5.392
Value at End of Year	—	—	—	—	—	—	—	—	—	6.416
No. of Units	—	—	—	—	—	—	—	—	—	333,595
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	6.128
Value at End of Year	—	—	—	—	—	—	—	—	—	7.288
No. of Units	—	—	—	—	—	—	—	—	—	224,680
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	9.390
Value at End of Year	—	—	—	—	—	—	—	—	—	11.175
No. of Units	—	—	—	—	—	—	—	—	—	132,162

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	9.359
Value at End of Year	—	—	—	—	—	—	—	—	—	11.132
No. of Units	—	—	—	—	—	—	—	—	—	89,741
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	9.266
Value at End of Year	—	—	—	—	—	—	—	—	—	11.005
No. of Units	—	—	—	—	—	—	—	—	—	9,708
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	9.235
Value at End of Year	—	—	—	—	—	—	—	—	—	10.963
No. of Units	—	—	—	—	—	—	—	—	—	36,076
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.823
Value at End of Year	—	—	—	—	—	—	—	—	—	12.829
No. of Units	—	—	—	—	—	—	—	—	—	1,587
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	17.997	16.475	17.466	14.988	12.023
Value at End of Year	—	—	—	—	—	—	17.997	16.475	17.466	14.988
No. of Units	—	—	—	—	—	—	155,714	185,891	222,376	304,047
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	17.892	16.387	17.382	14.923	11.977
Value at End of Year	—	—	—	—	—	—	17.892	16.387	17.382	14.923
No. of Units	—	—	—	—	—	—	111,565	151,226	205,936	237,147
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	17.581	16.127	17.131	14.730	11.839
Value at End of Year	—	—	—	—	—	—	17.581	16.127	17.131	14.730
No. of Units	—	—	—	—	—	—	22,342	34,372	45,920	61,256
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	17.479	16.041	17.049	14.666	11.794
Value at End of Year	—	—	—	—	—	—	17.479	16.041	17.049	14.666
No. of Units	—	—	—	—	—	—	20,607	51,723	69,532	94,482
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.233	17.659	18.761	16.129	12.959
Value at End of Year	—	—	—	—	—	—	19.233	17.659	18.761	16.129
No. of Units	—	—	—	—	—	—	70,692	113,544	120,443	151,965
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	19.131	17.574	18.680	16.067	12.916
Value at End of Year	—	—	—	—	—	—	19.131	17.574	18.680	16.067
No. of Units	—	—	—	—	—	—	77,151	129,465	128,472	138,974
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	18.828	17.321	18.439	15.884	12.788
Value at End of Year	—	—	—	—	—	—	18.828	17.321	18.439	15.884
No. of Units	—	—	—	—	—	—	16,027	16,095	19,039	29,139
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	18.728	17.238	18.360	15.824	12.745
Value at End of Year	—	—	—	—	—	—	18.728	17.238	18.360	15.824
No. of Units	—	—	—	—	—	—	17,350	24,631	25,574	27,025
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	21.469	19.791	21.111	18.222	14.699
Value at End of Year	—	—	—	—	—	—	21.469	19.791	21.111	18.222
No. of Units	—	—	—	—	—	—	3,297	3,528	3,548	2,891
American Asset Allocation Trust - Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits
Value at Start of Year	20.065	17.598	16.399	16.480	15.934	13.125	11.516	11.590	10.504	12.500
Value at End of Year	18.785	20.065	17.598	16.399	16.480	15.934	13.125	11.516	11.590	10.504
No. of Units	455,458	506,302	533,277	571,812	659,250	750,495	862,680	1,043,631	1,311,053	1,689,131

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	19.958	17.513	16.328	16.417	15.881	13.088	11.489	11.568	10.490	12.500
Value at End of Year	18.675	19.958	17.513	16.328	16.417	15.881	13.088	11.489	11.568	10.490
No. of Units	188,093	236,129	255,475	262,888	264,334	290,786	333,327	440,184	650,869	679,518
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	19.641	17.261	16.117	16.229	15.723	12.977	11.409	11.505	10.448	12.500
Value at End of Year	18.351	19.641	17.261	16.117	16.229	15.723	12.977	11.409	11.505	10.448
No. of Units	33,191	48,422	82,248	90,999	102,873	156,091	177,766	182,664	210,823	259,293
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.536	17.178	16.047	16.167	15.670	12.940	11.382	11.484	10.434	12.500
Value at End of Year	18.244	19.536	17.178	16.047	16.167	15.670	12.940	11.382	11.484	10.434
No. of Units	69,155	83,412	129,449	75,448	90,332	106,689	126,314	145,824	187,231	263,585
American Asset Allocation Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.834	17.411	16.235	16.340	15.821	13.050	11.477	11.557	10.489	8.642
Value at End of Year	18.539	19.834	17.411	16.235	16.340	15.821	13.050	11.477	11.557	10.489
No. of Units	2,406,739	2,940,942	3,584,135	4,011,207	4,384,928	4,973,670	5,380,899	5,836,811	6,545,182	6,994,954
No. of Units	73,160	99,128	110,707	127,509	159,922	172,401	179,047	208,323	217,080	231,806
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	19.728	17.327	16.165	16.277	15.768	13.013	11.450	11.536	10.475	8.635
Value at End of Year	18.431	19.728	17.327	16.165	16.277	15.768	13.013	11.450	11.536	10.475
No. of Units	192,392	211,547	237,511	244,778	265,260	311,718	261,927	385,809	379,664	384,322
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	19.415	17.077	15.956	16.091	15.611	12.903	11.370	11.473	10.433	8.613
Value at End of Year	18.111	19.415	17.077	15.956	16.091	15.611	12.903	11.370	11.473	10.433
No. of Units	1,479,994	1,850,527	2,135,494	2,380,597	2,605,177	2,926,922	3,243,176	3,658,793	4,005,165	4,485,273
No. of Units	198,385	233,265	265,654	279,741	322,603	366,494	388,259	409,456	432,533	446,130
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	19.311	16.995	15.887	16.030	15.559	12.866	11.344	11.451	10.419	8.606
Value at End of Year	18.005	19.311	16.995	15.887	16.030	15.559	12.866	11.344	11.451	10.419
No. of Units	5,668	14,279	14,474	22,408	28,349	29,890	36,607	45,730	50,502	57,157
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	19.005	16.750	15.682	15.846	15.404	12.757	11.265	11.389	10.378	8.584
Value at End of Year	17.693	19.005	16.750	15.682	15.846	15.404	12.757	11.265	11.389	10.378
No. of Units	3,308	3,308	5,736	5,867	6,000	6,137	6,270	9,266	9,424	9,121
American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	16.493	16.995	15.446	12.339
Value at End of Year	—	—	—	—	—	—	—	16.493	16.995	15.446
No. of Units	—	—	—	—	—	—	—	398,062	510,612	598,697
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	16.421	16.930	15.394	12.304
Value at End of Year	—	—	—	—	—	—	—	16.421	16.930	15.394
No. of Units	—	—	—	—	—	—	—	121,338	138,445	160,802
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	16.209	16.737	15.241	12.200
Value at End of Year	—	—	—	—	—	—	—	16.209	16.737	15.241
No. of Units	—	—	—	—	—	—	—	143,863	172,601	193,069
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	16.139	16.673	15.190	12.166
Value at End of Year	—	—	—	—	—	—	—	16.139	16.673	15.190
No. of Units	—	—	—	—	—	—	—	35,177	54,936	53,516
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	15.931	16.482	15.039	12.063
Value at End of Year	—	—	—	—	—	—	—	15.931	16.482	15.039
No. of Units	—	—	—	—	—	—	—	11,438	10,765	10,343

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
American Bond Trust (merged into Bond Trust eff 10-28-2011) - Series II Shares (units first credited 08-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.881	11.689
Value at End of Year	—	—	—	—	—	—	—	—	13.440	12.881
No. of Units	—	—	—	—	—	—	—	—	3,768,845	4,047,693
No. of Units	—	—	—	—	—	—	—	—	18,004	25,453
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	12.853	11.669
Value at End of Year	—	—	—	—	—	—	—	—	13.403	12.853
No. of Units	—	—	—	—	—	—	—	—	299,415	374,572
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	12.768	11.609
Value at End of Year	—	—	—	—	—	—	—	—	13.295	12.768
No. of Units	—	—	—	—	—	—	—	—	2,445,613	2,925,807
No. of Units	—	—	—	—	—	—	—	—	3	4,121
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	12.740	11.589
Value at End of Year	—	—	—	—	—	—	—	—	13.259	12.740
No. of Units	—	—	—	—	—	—	—	—	94,383	70,921
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	12.656	11.530
Value at End of Year	—	—	—	—	—	—	—	—	13.152	12.656
No. of Units	—	—	—	—	—	—	—	—	59,137	62,097
American Global Growth Trust - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	22.011	17.074	17.323	16.520	16.479	13.032	10.849	12.162	11.110	7.979
Value at End of Year	19.620	22.011	17.074	17.323	16.520	16.479	13.032	10.849	12.162	11.110
No. of Units	523,250	572,521	699,847	838,953	902,583	1,006,770	889,523	1,015,814	1,240,657	1,399,740
No. of Units	4,539	4,501	5,781	7,094	7,399	7,694	6,719	7,420	6,679	7,037
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	21.893	16.991	17.248	16.457	16.424	12.995	10.824	12.140	11.095	7.972
Value at End of Year	19.506	21.893	16.991	17.248	16.457	16.424	12.995	10.824	12.140	11.095
No. of Units	118,754	155,826	181,926	223,864	132,640	150,970	135,717	188,279	227,047	215,941
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	21.546	16.747	17.025	16.269	16.260	12.885	10.748	12.073	11.051	7.952
Value at End of Year	19.167	21.546	16.747	17.025	16.269	16.260	12.885	10.748	12.073	11.051
No. of Units	325,505	395,668	463,825	581,573	640,286	777,067	724,926	849,394	911,337	1,059,544
No. of Units	247	245	271	249	266	257	159	169	133	78
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	21.431	16.666	16.951	16.206	16.206	12.848	10.723	12.051	11.036	7.946
Value at End of Year	19.056	21.431	16.666	16.951	16.206	16.206	12.848	10.723	12.051	11.036
No. of Units	22,682	28,646	28,962	49,073	26,480	30,389	42,047	87,825	87,343	33,281
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	21.091	16.426	16.732	16.021	12.739	12.739	10.648	11.985	10.992	7.926
Value at End of Year	18.725	21.091	16.426	16.732	16.021	12.739	12.739	10.648	11.985	10.992
No. of Units	—	783	—	671	—	—	645	1,301	1,214	2,469
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	10.646	9.204	11.630	9.693	6.136
Value at End of Year	—	—	—	—	—	—	10.646	9.204	11.630	9.693
No. of Units	—	—	—	—	—	—	389,358	468,059	620,432	716,886
No. of Units	—	—	—	—	—	—	3,093	3,581	2,508	3,030
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	10.616	9.182	11.608	9.680	6.131
Value at End of Year	—	—	—	—	—	—	10.616	9.182	11.608	9.680
No. of Units	—	—	—	—	—	—	62,619	81,968	139,798	135,006

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	10.526	9.118	11.545	9.642	6.116
Value at End of Year	—	—	—	—	—	—	10.526	9.118	11.545	9.642
No. of Units	—	—	—	—	—	—	266,681	313,699	344,670	411,388
No. of Units	—	—	—	—	—	—	131	133	93	60
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	10.496	9.097	11.523	9.629	6.111
Value at End of Year	—	—	—	—	—	—	10.496	9.097	11.523	9.629
No. of Units	—	—	—	—	—	—	30,066	35,045	76,119	52,081
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	10.407	9.033	11.460	9.590	6.095
Value at End of Year	—	—	—	—	—	—	10.407	9.033	11.460	9.590
No. of Units	—	—	—	—	—	—	233	1,079	27,982	24,569
American Growth Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	41.047	32.634	30.398	29.029	27.309	21.421	18.559	19.797	17.019	12.464
Value at End of Year	40.125	41.047	32.634	30.398	29.029	27.309	21.421	18.559	19.797	17.019
No. of Units	945,185	991,564	1,411,255	1,751,196	2,127,905	2,681,453	3,356,951	4,036,137	4,960,249	5,998,365
No. of Units	1,587	3,806	11,169	12,278	14,359	16,561	18,682	20,144	20,427	23,731
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	40.747	32.412	30.206	28.861	27.164	21.318	18.479	19.721	16.962	12.429
Value at End of Year	39.811	40.747	32.412	30.206	28.861	27.164	21.318	18.479	19.721	16.962
No. of Units	204,272	249,894	283,005	350,904	369,204	414,410	507,853	757,798	1,047,123	1,197,184
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	39.860	31.754	29.638	28.360	26.733	21.011	18.240	19.496	16.793	12.323
Value at End of Year	38.887	39.860	31.754	29.638	28.360	26.733	21.011	18.240	19.496	16.793
No. of Units	470,142	578,069	726,209	867,263	1,101,747	1,369,339	1,680,632	2,038,515	2,250,773	2,779,542
No. of Units	3,957	4,363	3,514	4,773	4,525	4,581	4,578	4,547	4,305	4,221
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	39.569	31.538	29.451	28.195	26.590	20.909	18.161	19.421	16.737	12.289
Value at End of Year	38.583	39.569	31.538	29.451	28.195	26.590	20.909	18.161	19.421	16.737
No. of Units	80,917	102,480	122,920	140,048	146,425	171,998	203,003	286,201	359,940	450,362
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	38.709	30.898	28.896	27.706	26.168	20.608	17.927	19.199	16.571	12.185
Value at End of Year	37.687	38.709	30.898	28.896	27.706	26.168	20.608	17.927	19.199	16.571
No. of Units	25,967	32,223	56,112	63,819	71,433	69,776	91,329	107,240	117,744	146,048
American Growth-Income Trust - Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits
Value at Start of Year	35.472	29.520	26.985	27.104	24.967	19.064	16.528	17.144	15.678	12.500
Value at End of Year	34.162	35.472	29.520	26.985	27.104	24.967	19.064	16.528	17.144	15.678
No. of Units	431,501	514,351	604,391	697,148	855,982	1,033,430	1,240,074	1,395,820	1,782,446	2,287,005
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	35.213	29.319	26.814	26.947	24.835	18.972	16.456	17.079	15.626	12.500
Value at End of Year	33.896	35.213	29.319	26.814	26.947	24.835	18.972	16.456	17.079	15.626
No. of Units	121,395	144,033	167,611	188,463	213,476	258,365	365,408	427,372	656,501	745,512
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	34.447	28.724	26.310	26.479	24.440	18.699	16.244	16.883	15.471	12.500
Value at End of Year	33.108	34.447	28.724	26.310	26.479	24.440	18.699	16.244	16.883	15.471
No. of Units	63,024	71,801	90,422	99,077	115,883	144,712	173,501	184,077	243,651	326,761
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	34.196	28.529	26.144	26.325	24.310	18.609	16.174	16.819	15.419	12.500
Value at End of Year	32.850	34.196	28.529	26.144	26.325	24.310	18.609	16.174	16.819	15.419
No. of Units	94,616	101,310	114,027	121,586	141,586	160,401	188,908	202,712	284,582	354,582
American Growth-Income Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	35.066	29.216	26.718	26.876	24.788	18.952	16.460	17.101	15.669	12.179
Value at End of Year	33.741	35.066	29.216	26.718	26.876	24.788	18.952	16.460	17.101	15.669
No. of Units	893,863	1,023,135	1,288,516	1,677,386	1,986,081	2,558,959	3,142,254	3,410,653	3,039,922	4,432,013
No. of Units	3,624	5,826	7,128	8,609	9,253	11,503	13,308	15,711	14,977	15,908

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	34.810	29.018	26.549	26.720	24.656	18.860	16.389	17.036	15.617	12.145
Value at End of Year	33.478	34.810	29.018	26.549	26.720	24.656	18.860	16.389	17.036	15.617
No. of Units	143,073	163,182	180,290	196,760	220,870	258,224	344,289	398,352	453,060	480,251
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	34.052	28.429	26.050	26.256	24.265	18.589	16.178	16.841	15.462	12.042
Value at End of Year	32.700	34.052	28.429	26.050	26.256	24.265	18.589	16.178	16.841	15.462
No. of Units	479,974	594,840	736,478	912,941	1,132,396	803,865	1,896,158	2,165,957	2,392,643	2,760,639
No. of Units	3,417	3,592	3,602	3,844	4,063	4,391	4,598	4,120	5,365	5,002
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	33.804	28.235	25.885	26.104	24.136	18.499	16.108	16.776	15.410	12.008
Value at End of Year	32.445	33.804	28.235	25.885	26.104	24.136	18.499	16.108	16.776	15.410
No. of Units	48,019	52,273	55,626	56,583	69,656	68,124	83,482	82,968	126,280	147,432
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	33.068	27.662	25.398	25.651	23.753	18.233	15.900	16.585	15.257	11.906
Value at End of Year	31.691	33.068	27.662	25.398	25.651	23.753	18.233	15.900	16.585	15.257
No. of Units	37,314	45,030	219,541	224,927	230,778	246,832	273,685	280,667	297,665	316,173
American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	15.184	13.651	13.682	12.133	8.903
Value at End of Year	—	—	—	—	—	—	15.184	13.651	13.682	12.133
No. of Units	—	—	—	—	—	—	292,698	334,267	411,709	436,925
No. of Units	—	—	—	—	—	—	8,043	8,206	8,433	442
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	15.141	13.619	13.657	12.117	8.895
Value at End of Year	—	—	—	—	—	—	15.141	13.619	13.657	12.117
No. of Units	—	—	—	—	—	—	110,754	110,559	185,843	152,252
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	15.013	13.524	13.582	12.069	8.873
Value at End of Year	—	—	—	—	—	—	15.013	13.524	13.582	12.069
No. of Units	—	—	—	—	—	—	210,958	230,274	257,770	261,801
No. of Units	—	—	—	—	—	—	5,095	5,365	5,672	3,260
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	14.971	13.492	13.557	12.053	8.866
Value at End of Year	—	—	—	—	—	—	14.971	13.492	13.557	12.053
No. of Units	—	—	—	—	—	—	25,618	25,754	29,451	41,113
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	8.843
Value at End of Year	—	—	—	—	—	—	—	—	—	12.005
No. of Units	—	—	—	—	—	—	—	—	—	307
American International Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	35.604	27.498	27.121	28.988	30.398	25.518	22.104	26.219	24.961	17.802
Value at End of Year	30.290	35.604	27.498	27.121	28.988	30.398	25.518	22.104	26.219	24.961
No. of Units	682,925	742,992	969,157	1,149,645	1,344,171	1,547,587	1,815,648	2,190,084	2,390,736	2,738,198
No. of Units	1,422	1,659	2,390	2,976	2,896	3,072	3,705	4,055	3,417	3,429
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	35.344	27.311	26.950	28.820	30.237	25.395	22.009	26.119	24.878	17.751
Value at End of Year	30.053	35.344	27.311	26.950	28.820	30.237	25.395	22.009	26.119	24.878
No. of Units	98,233	110,414	117,142	143,198	167,544	183,892	231,570	319,388	409,218	496,267
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	34.575	26.757	26.443	28.320	29.757	25.030	21.725	25.820	24.631	17.601
Value at End of Year	29.355	34.575	26.757	26.443	28.320	29.757	25.030	21.725	25.820	24.631
No. of Units	329,316	361,860	488,238	571,804	670,141	798,353	947,272	1,106,344	1,150,871	1,286,312
No. of Units	499	490	68	591	569	536	508	516	460	405
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	34.323	26.574	26.276	28.155	29.599	24.909	21.631	25.722	24.549	17.552
Value at End of Year	29.126	34.323	26.574	26.276	28.155	29.599	24.909	21.631	25.722	24.549
No. of Units	49,434	58,530	71,006	73,696	64,956	72,541	83,955	106,855	139,825	167,871

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	33.576	26.035	25.782	27.667	29.129	24.551	21.351	25.428	24.305	17.403
Value at End of Year	28.450	33.576	26.035	25.782	27.667	29.129	24.551	21.351	25.428	24.305
No. of Units	24,975	26,772	38,006	39,204	46,507	54,703	62,003	71,587	72,816	76,816
American New World Trust (merged into Emerging Markets Value eff 10-27-2017) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	13.307	12.899	13.608	15.082	13.832	11.996	14.233	12.336	8.419
Value at End of Year	—	—	13.307	12.899	13.608	15.082	13.832	11.996	14.233	12.336
No. of Units	—		179,638	205,988	248,908	271,798	349,405	471,135	692,831	650,563
No. of Units	—	—	6,637	6,897	6,980	7,914	8,070	8,324	8,381	8,472
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	13.243	12.843	13.556	15.032	13.793	11.968	14.207	12.319	8.412
Value at End of Year	—	—	13.243	12.843	13.556	15.032	13.793	11.968	14.207	12.319
No. of Units	—	—	82,702	100,245	105,649	124,794	166,218	181,443	256,193	253,814
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	13.052	12.677	13.400	14.882	13.676	11.884	14.129	12.270	8.390
Value at End of Year	—	—	13.052	12.677	13.400	14.882	13.676	11.884	14.129	12.270
No. of Units	—	—	83,136	100,796	114,434	137,112	164,617	199,031	223,977	218,539
No. of Units	—	—	1,713	3,392	3,833	3,531	3,223	3,093	2,865	2,771
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	12.989	12.622	13.349	14.832	13.637	11.856	14.103	12.253	8.383
Value at End of Year	—	—	12.989	12.622	13.349	14.832	13.637	11.856	14.103	12.253
No. of Units	—	—	72,988	76,500	58,145	66,351	76,132	89,323	111,001	95,817
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	13.196	14.685	13.522	11.774	14.026	12.204	8.362
Value at End of Year	—	—	—	—	13.196	14.685	13.522	11.774	14.026	12.204
No. of Units	—	—	—	—	1,332	3,524	9,179	2,643	18,761	13,188
BlackRock Advantage U.S. Total Market V.I. Fund (formerly BlackRock Value Opportunities V.I. Fund) - Class II Shares (units first credited 07-20-1998)
Contracts with no Optional Benefits
Value at Start of Year	51.162	45.637	37.544	40.897	39.533	28.235	25.310	26.377	20.847	16.510
Value at End of Year	47.082	51.162	45.637	37.544	40.897	39.533	28.235	25.310	26.377	20.847
No. of Units	2,879	3,020	5,055	9,071	10,811	13,491	15,616	21,196	30,561	33,999
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	37.311	33.299	27.408	29.870	28.889	20.643	18.513	19.304	15.264	12.095
Value at End of Year	34.319	37.311	33.299	27.408	29.870	28.889	20.643	18.513	19.304	15.264
No. of Units	9,607	9,653	17,135	19,881	25,484	26,036	29,788	31,921	43,111	46,856
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	39.631	35.422	29.199	31.870	30.869	22.091	19.842	20.720	16.409	13.021
Value at End of Year	36.397	39.631	35.422	29.199	31.870	30.869	22.091	19.842	20.720	16.409
No. of Units	683	708	740	826	837	1,115	3,559	3,543	4,507	9,432
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	36.069	32.255	26.601	29.049	28.151	20.156	18.113	18.924	14.994	11.905
Value at End of Year	33.110	36.069	32.255	26.601	29.049	28.151	20.156	18.113	18.924	14.994
No. of Units	8,373	8,484	8,680	9,973	10,772	12,912	15,500	15,897	17,023	19,176
BlackRock Basic Value V.I. Fund (formerly Mercury Basic Value V.I. Fund) - Class II Shares (units first credited 07-20-1998)
Contracts with no Optional Benefits
Value at Start of Year	36.557	34.330	29.578	31.982	29.595	21.804	19.446	20.285	18.285	14.185
Value at End of Year	33.091	36.557	34.330	29.578	31.982	29.595	21.804	19.446	20.285	18.285
No. of Units	18,108	18,591	19,918	27,780	31,673	37,762	43,594	51,645	75,055	91,011
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	27.207	25.562	22.034	23.837	22.069	16.267	14.515	15.149	13.662	10.605
Value at End of Year	24.615	27.207	25.562	22.034	23.837	22.069	16.267	14.515	15.149	13.662
No. of Units	10,479	10,492	19,045	20,757	21,653	22,919	29,554	35,388	56,798	61,586
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	30.265	28.478	24.585	26.636	24.698	18.232	16.293	17.030	15.382	11.957
Value at End of Year	27.340	30.265	28.478	24.585	26.636	24.698	18.232	16.293	17.030	15.382
No. of Units	7,645	8,132	8,204	8,696	9,920	10,993	15,554	15,810	29,676	36,285

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	26.301	24.760	21.386	23.182	21.506	15.884	14.202	14.851	13.421	10.438
Value at End of Year	23.747	26.301	24.760	21.386	23.182	21.506	15.884	14.202	14.851	13.421
No. of Units	3,883	3,882	4,058	7,244	9,251	10,007	14,335	15,860	18,591	26,715
BlackRock Global Allocation V.I. Fund (formerly Mercury Global Allocation V.I. Fund) - Class II Shares (units first credited 11-21-2003)
Contracts with no Optional Benefits
Value at Start of Year	31.242	27.895	27.252	27.920	27.810	24.656	22.737	23.961	22.147	18.581
Value at End of Year	28.446	31.242	27.895	27.252	27.920	27.810	24.656	22.737	23.961	22.147
No. of Units	34	34	34	34	35	175	210	250	290	3,421
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	31.784	28.393	27.752	28.447	28.349	25.146	23.201	24.462	22.621	18.989
Value at End of Year	28.924	31.784	28.393	27.752	28.447	28.349	25.146	23.201	24.462	22.621
No. of Units	1,139	1,145	1,151	1,158	1,164	1,170	1,176	1,848	1,861	1,874
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	23.788	23.741	21.091	19.489	20.579	19.058	16.022
Value at End of Year	—	—	—	—	23.788	23.741	21.091	19.489	20.579	19.058
No. of Units	—	—	—	—	188	189	189	189	203	763
Blue Chip Growth Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	44.934	33.485	33.734	30.849	28.725	20.642	17.720	17.741	15.513	11.026
Value at End of Year	45.111	44.934	33.485	33.734	30.849	28.725	20.642	17.720	17.741	15.513
No. of Units	625,718	714,237	806,619	946,376	1,096,425	1,268,315	1,527,657	1,816,136	2,355,684	2,877,262
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	30.002	22.368	22.546	20.628	19.218	13.817	11.867	11.887	10.399	7.395
Value at End of Year	30.105	30.002	22.368	22.546	20.628	19.218	13.817	11.867	11.887	10.399
No. of Units	247,664	272,463	321,919	353,005	416,292	532,984	636,692	803,972	1,116,116	1,307,408
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	27.440	20.489	20.683	18.952	17.682	12.732	10.952	10.987	9.626	6.855
Value at End of Year	27.493	27.440	20.489	20.683	18.952	17.682	12.732	10.952	10.987	9.626
No. of Units	93,531	106,637	130,535	156,628	196,465	254,323	344,415	401,827	493,724	575,758
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	29.003	21.667	21.883	20.061	18.727	13.491	11.611	11.653	10.215	7.278
Value at End of Year	29.044	29.003	21.667	21.883	20.061	18.727	13.491	11.611	11.653	10.215
No. of Units	167,076	175,260	198,388	216,736	249,461	272,551	299,472	339,121	443,568	507,499
Blue Chip Growth Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	38.893	29.051	29.324	26.872	25.065	18.050	15.525	15.574	13.643	9.719
Value at End of Year	38.972	38.893	29.051	29.324	26.872	25.065	18.050	15.525	15.574	13.643
No. of Units	231,860	247,466	295,107	367,292	407,249	513,083	583,634	745,162	806,311	909,213
No. of Units	884	2,286	6,477	7,424	6,536	3,815	4,244	4,737	4,526	4,773
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	38.590	28.839	29.124	26.703	24.920	17.954	15.451	15.507	13.591	9.687
Value at End of Year	38.649	38.590	28.839	29.124	26.703	24.920	17.954	15.451	15.507	13.591
No. of Units	197,855	202,150	220,828	261,259	267,769	323,791	418,587	523,167	586,365	634,575
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	37.695	28.212	28.534	26.201	24.488	17.670	15.229	15.307	13.436	9.591
Value at End of Year	37.696	37.695	28.212	28.534	26.201	24.488	17.670	15.229	15.307	13.436
No. of Units	88,322	98,273	135,288	165,893	184,185	213,188	230,486	235,305	268,528	263,549
No. of Units	1,225	1,348	1,355	1,537	1,764	2,351	2,686	2,850	3,053	3,367
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	37.402	28.006	28.340	26.036	24.346	17.576	15.156	15.241	13.385	9.559
Value at End of Year	37.384	37.402	28.006	28.340	26.036	24.346	17.576	15.156	15.241	13.385
No. of Units	53,585	54,955	62,355	76,377	79,759	77,942	94,483	107,508	118,404	123,833
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	41.686	31.261	31.682	29.149	27.298	19.737	17.044	17.166	15.098	10.799
Value at End of Year	41.604	41.686	31.261	31.682	29.149	27.298	19.737	17.044	17.166	15.098
No. of Units	3,100	3,285	6,665	12,955	15,725	26,040	33,351	34,411	30,759	36,670

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Bond Trust - Series II Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits
Value at Start of Year	13.405	13.159	12.994	13.191	12.710	13.123	12.561	12.500	—	—
Value at End of Year	13.115	13.405	13.159	12.994	13.191	12.710	13.123	12.561	—	—
No. of Units	1,821,205	2,137,876	2,386,454	2,638,779	2,980,937	3,409,359	3,282,064	3,387,564	—	—
No. of Units	5,284	8,330	15,851	16,504	17,944	25,554	18,684	18,777	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	13.364	13.125	12.967	13.170	12.697	13.115	12.559	12.500	—	—
Value at End of Year	13.068	13.364	13.125	12.967	13.170	12.697	13.115	12.559	—	—
No. of Units	102,472	132,943	147,672	80,905	128,918	148,718	162,915	217,536	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	13.241	13.023	12.886	13.107	12.655	13.092	12.556	12.500	—	—
Value at End of Year	12.928	13.241	13.023	12.886	13.107	12.655	13.092	12.556	—	—
No. of Units	1,082,433	1,347,162	1,426,882	1,646,749	1,959,928	2,286,554	2,115,739	2,254,004	—	—
No. of Units	1,160	1,190	1,217	1,206	1,190	1,069	820	698	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	13.200	12.990	12.859	13.086	12.641	13.085	12.555	12.500	—	—
Value at End of Year	12.882	13.200	12.990	12.859	13.086	12.641	13.085	12.555	—	—
No. of Units	45,493	58,715	87,908	8,096	14,146	33,050	39,588	62,401	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	13.078	12.889	12.778	13.024	12.600	13.062	12.552	12.500	—	—
Value at End of Year	12.744	13.078	12.889	12.778	13.024	12.600	13.062	12.552	—	—
No. of Units	23,980	26,087	24,829	22,796	29,030	34,844	31,414	33,546	—	—
Capital Appreciation Trust - Series I Shares (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	23.046	17.143	17.600	16.037	14.854	10.979	9.615	9.757	8.861	6.325
Value at End of Year	22.508	23.046	17.143	17.600	16.037	14.854	10.979	9.615	9.757	8.861
No. of Units	634,351	717,499	873,228	1,081,620	1,239,167	1,470,703	1,844,740	2,237,990	2,788,824	1,923,495
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	24.549	18.270	18.766	17.109	15.854	11.724	10.273	10.430	9.477	6.768
Value at End of Year	23.964	24.549	18.270	18.766	17.109	15.854	11.724	10.273	10.430	9.477
No. of Units	133,138	148,374	215,643	258,094	302,873	367,121	520,148	682,751	910,924	715,399
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	22.268	16.597	17.074	15.589	14.468	10.715	9.402	9.561	8.700	6.222
Value at End of Year	21.704	22.268	16.597	17.074	15.589	14.468	10.715	9.402	9.561	8.700
No. of Units	104,105	121,257	141,996	168,989	195,450	234,170	308,188	388,764	513,844	339,766
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	23.732	17.697	18.214	16.639	15.450	11.448	10.051	10.225	9.309	6.661
Value at End of Year	23.119	23.732	17.697	18.214	16.639	15.450	11.448	10.051	10.225	9.309
No. of Units	116,266	120,760	155,086	201,763	227,862	257,884	312,105	372,264	534,494	431,345
Capital Appreciation Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	35.624	26.562	27.323	24.961	23.158	17.155	15.042	15.303	13.929	9.959
Value at End of Year	34.726	35.624	26.562	27.323	24.961	23.158	17.155	15.042	15.303	13.929
No. of Units	150,379	170,199	202,156	227,119	220,210	250,714	303,357	409,607	445,052	452,853
No. of Units	310	327	368	1,157	1,272	1,344	1,742	1,929	1,183	1,396
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	35.347	26.368	27.137	24.804	23.024	17.064	14.970	15.237	13.876	9.926
Value at End of Year	34.438	35.347	26.368	27.137	24.804	23.024	17.064	14.970	15.237	13.876
No. of Units	119,316	147,671	177,880	235,820	233,068	274,887	336,656	441,207	520,458	487,274
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	34.527	25.795	26.587	24.338	22.625	16.794	14.755	15.041	13.718	9.828
Value at End of Year	33.588	34.527	25.795	26.587	24.338	22.625	16.794	14.755	15.041	13.718
No. of Units	22,719	13,960	35,434	45,053	40,198	29,788	41,445	76,951	82,999	82,822
No. of Units	57	61	70	64	71	73	82	82	71	3,226
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	34.258	25.607	26.406	24.184	22.494	16.705	14.684	14.976	13.665	9.795
Value at End of Year	33.310	34.258	25.607	26.406	24.184	22.494	16.705	14.684	14.976	13.665
No. of Units	23,379	26,084	35,310	47,427	59,043	62,508	84,664	108,400	130,891	123,530

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	41.126	30.787	31.795	29.163	27.165	20.204	17.787	18.167	11.919	—
Value at End of Year	39.927	41.126	30.787	31.795	29.163	27.165	20.204	17.787	18.167	—
No. of Units	480	954	568	4,155	684	743	1,729	2,844	3,018	—
Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	24.385	21.537	20.282	19.600	17.767	14.798	13.128	12.960	11.583	9.061
Value at End of Year	24.033	24.385	21.537	20.282	19.600	17.767	14.798	13.128	12.960	11.583
No. of Units	469,489	631,174	790,821	850,243	848,461	939,305	1,037,912	1,121,184	1,265,949	1,516,191
No. of Units	5,825	9,992	11,186	13,122	14,894	15,455	16,490	20,492	21,678	24,069
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	24.269	21.445	20.206	19.536	17.718	14.765	13.105	12.943	11.574	9.058
Value at End of Year	23.907	24.269	21.445	20.206	19.536	17.718	14.765	13.105	12.943	11.574
No. of Units	26,556	27,555	22,369	16,850	16,791	13,814	14,817	30,260	54,366	66,577
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	23.924	21.172	19.979	19.345	17.571	14.664	13.035	12.894	11.547	9.051
Value at End of Year	23.532	23.924	21.172	19.979	19.345	17.571	14.664	13.035	12.894	11.547
No. of Units	242,238	291,294	341,516	400,035	436,696	504,687	573,092	613,692	731,841	841,156
No. of Units	3,984	4,475	4,663	6,621	6,333	22,090	23,411	25,641	32,000	32,408
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	23.810	21.082	19.903	19.282	17.522	14.631	13.012	12.878	11.538	9.048
Value at End of Year	23.408	23.810	21.082	19.903	19.282	17.522	14.631	13.012	12.878	11.538
No. of Units	3,441	5,911	11,873	2,849	2,925	1,248	4,517	8,486	9,570	21,242
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	23.472	20.813	19.679	19.093	12.500	—	—	—	—	—
Value at End of Year	23.041	23.472	20.813	19.679	19.093	—	—	—	—	—
No. of Units	1,678	—	—	—	2,872	—	—	—	—	—
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.526	11.224	11.694	10.769	8.743
Value at End of Year	—	—	—	—	—	—	12.526	11.224	11.694	10.769
No. of Units	—	—	—	—	—	—	407,031	462,542	512,269	544,947
No. of Units	—	—	—	—	—	—	20,847	20,512	20,562	20,598
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	12.498	11.205	11.679	10.760	8.740
Value at End of Year	—	—	—	—	—	—	12.498	11.205	11.679	10.760
No. of Units	—	—	—	—	—	—	26,277	30,693	44,987	46,386
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	12.413	11.145	11.634	10.735	8.733
Value at End of Year	—	—	—	—	—	—	12.413	11.145	11.634	10.735
No. of Units	—	—	—	—	—	—	232,260	266,576	294,301	306,985
No. of Units	—	—	—	—	—	—	37,053	37,581	40,619	45,996
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	12.384	11.125	11.620	10.727	8.731
Value at End of Year	—	—	—	—	—	—	12.384	11.125	11.620	10.727
No. of Units	—	—	—	—	—	—	1,677	1,687	6,754	19,237
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	15.853	16.377	15.022	12.500
Value at End of Year	—	—	—	—	—	—	—	15.853	16.377	15.022
No. of Units	—	—	—	—	—	—	—	384,623	258,111	65,369
No. of Units	—	—	—	—	—	—	—	2,441	2,456	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	15.831	16.363	12.500	—
Value at End of Year	—	—	—	—	—	—	—	15.831	16.363	—
No. of Units	—	—	—	—	—	—	—	7,880	7,923	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	15.768	16.322	15.002	12.500
Value at End of Year	—	—	—	—	—	—	—	15.768	16.322	15.002
No. of Units	—	—	—	—	—	—	—	144,917	92,314	63,862
No. of Units	—	—	—	—	—	—	—	6,383	3,261	2,123
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	15.747	16.309	12.500	—
Value at End of Year	—	—	—	—	—	—	—	15.747	16.309	—
No. of Units	—	—	—	—	—	—	—	1,879	1,060	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	15.685	12.500	—	—
Value at End of Year	—	—	—	—	—	—	—	15.685	—	—
No. of Units	—	—	—	—	—	—	—	3,369	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	16.456	16.564	15.014	—
Value at End of Year	—	—	—	—	—	—	—	16.456	16.564	15.014
No. of Units	—	—	—	—	—	—	—	393,922	311,761	180,435
No. of Units	—	—	—	—	—	—	—	8,608	975	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	16.434	16.551	15.009	—
Value at End of Year	—	—	—	—	—	—	—	16.434	16.551	15.009
No. of Units	—	—	—	—	—	—	—	15,339	15,980	3,157
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	16.368	16.509	14.994	—
Value at End of Year	—	—	—	—	—	—	—	16.368	16.509	14.994
No. of Units	—	—	—	—	—	—	—	223,518	177,078	97,395
No. of Units	—	—	—	—	—	—	—	3,094	4,388	3,015
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	16.346	16.496	14.989	—
Value at End of Year	—	—	—	—	—	—	—	16.346	16.496	14.989
No. of Units	—	—	—	—	—	—	—	6,630	1,699	1,117
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	16.281	12.500	—	—
Value at End of Year	—	—	—	—	—	—	—	16.281	—	—
No. of Units	—	—	—	—	—	—	—	7,019	—	—
Core Bond Trust - Series I Shares (units first credited 04-24-2015)
Contracts with no Optional Benefits
Value at Start of Year	17.361	17.051	16.855	17.331	—	—	—	—	—	—
Value at End of Year	16.992	17.361	17.051	16.855	—	—	—	—	—	—
No. of Units	558,453	660,068	783,187	900,987	—	—	—	—	—	—
No. of Units	—	—	—	7,822	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	17.251	16.951	16.765	17.245	—	—	—	—	—	—
Value at End of Year	16.876	17.251	16.951	16.765	—	—	—	—	—	—
No. of Units	266,923	303,507	351,539	374,749	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	16.926	16.657	16.499	16.988	—	—	—	—	—	—
Value at End of Year	16.534	16.926	16.657	16.499	—	—	—	—	—	—
No. of Units	80,065	100,023	115,907	555,998	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.820	16.560	16.411	16.904	—	—	—	—	—	—
Value at End of Year	16.421	16.820	16.560	16.411	—	—	—	—	—	—
No. of Units	167,979	221,150	232,762	247,022	—	—	—	—	—	—
Core Bond Trust - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	17.271	16.996	16.834	17.078	16.404	17.062	16.308	15.330	14.562	13.493
Value at End of Year	16.870	17.271	16.996	16.834	17.078	16.404	17.062	16.308	15.330	14.562
No. of Units	407,830	486,516	574,884	712,953	38,915	48,544	73,278	95,672	99,887	126,125
No. of Units	1,119	2,141	7,643	—	—	—	—	—	—	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	17.162	16.897	16.744	16.995	16.333	16.997	16.254	15.287	14.528	13.468
Value at End of Year	16.756	17.162	16.897	16.744	16.995	16.333	16.997	16.254	15.287	14.528
No. of Units	286,333	326,791	357,485	442,708	20,753	37,508	48,596	80,206	59,045	82,911
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	16.839	16.603	16.478	16.751	16.122	16.802	16.092	15.157	14.426	13.394
Value at End of Year	16.415	16.839	16.603	16.478	16.751	16.122	16.802	16.092	15.157	14.426
No. of Units	85,741	87,581	110,016	120,317	2,882	7,581	10,257	19,663	48,798	44,882
No. of Units	3,098	3,207	3,319	3,441	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	16.733	16.507	16.391	16.670	16.052	16.738	16.039	15.114	14.393	13.369
Value at End of Year	16.304	16.733	16.507	16.391	16.670	16.052	16.738	16.039	15.114	14.393
No. of Units	90,137	107,145	109,831	106,696	12,003	14,453	18,791	23,187	20,373	18,607
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	16.418	16.220	16.130	16.430	15.845	16.547	15.879	14.986	14.292	13.145
Value at End of Year	15.973	16.418	16.220	16.130	16.430	15.845	16.547	15.879	14.986	14.292
No. of Units	2,699	12,074	12,296	12,503	118	119	119	120	120	121
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	16.401	16.992	15.380	12.500
Value at End of Year	—	—	—	—	—	—	—	16.401	16.992	15.380
No. of Units	—	—	—	—	—	—	—	701,749	551,140	273,028
No. of Units	—	—	—	—	—	—	—	4,053	4,074	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	16.379	16.978	15.375	12.500
Value at End of Year	—	—	—	—	—	—	—	16.379	16.978	15.375
No. of Units	—	—	—	—	—	—	—	2,871	2,877	2,382
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	16.313	16.935	15.360	12.500
Value at End of Year	—	—	—	—	—	—	—	16.313	16.935	15.360
No. of Units	—	—	—	—	—	—	—	230,411	164,262	163,193
No. of Units	—	—	—	—	—	—	—	10,667	8,232	4,608
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	16.292	12.500	—	—
Value at End of Year	—	—	—	—	—	—	—	16.292	—	—
No. of Units	—	—	—	—	—	—	—	342	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	17.130	15.701	15.864	14.693	12.500
Value at End of Year	—	—	—	—	—	—	17.130	15.701	15.864	14.693
No. of Units	—	—	—	—	—	—	788,929	601,909	628,336	355,437
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	17.098	15.680	15.850	12.500	—
Value at End of Year	—	—	—	—	—	—	17.098	15.680	15.850	—
No. of Units	—	—	—	—	—	—	10,092	28,006	26,952	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	17.004	15.617	15.811	14.674	12.500
Value at End of Year	—	—	—	—	—	—	17.004	15.617	15.811	14.674
No. of Units	—	—	—	—	—	—	281,899	283,504	219,509	144,707
No. of Units	—	—	—	—	—	—	33,857	22,198	19,322	15,308
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	16.973	15.597	15.798	12.500	—
Value at End of Year	—	—	—	—	—	—	16.973	15.597	15.798	—
No. of Units	—	—	—	—	—	—	1,820	1,895	1,909	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	16.880	15.534	12.500	—	—
Value at End of Year	—	—	—	—	—	—	16.880	15.534	—	—
No. of Units	—	—	—	—	—	—	8,800	4,771	—	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	17.059	15.347	16.194	15.188	—
Value at End of Year	—	—	—	—	—	—	17.059	15.347	16.194	15.188
No. of Units	—	—	—	—	—	—	731,744	686,597	737,750	412,351
No. of Units	—	—	—	—	—	—	26,070	26,816	31,734	19,932
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	17.028	15.327	16.181	15.183	—
Value at End of Year	—	—	—	—	—	—	17.028	15.327	16.181	15.183
No. of Units	—	—	—	—	—	—	68,498	48,943	41,271	36,400
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	16.934	15.266	16.141	15.168	—
Value at End of Year	—	—	—	—	—	—	16.934	15.266	16.141	15.168
No. of Units	—	—	—	—	—	—	469,731	442,997	387,672	229,749
No. of Units	—	—	—	—	—	—	9,301	12,032	11,357	9,262
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	16.903	15.245	16.127	15.163	—
Value at End of Year	—	—	—	—	—	—	16.903	15.245	16.127	15.163
No. of Units	—	—	—	—	—	—	13,360	13,762	16,162	2,002
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	16.810	15.184	16.087	15.148	—
Value at End of Year	—	—	—	—	—	—	16.810	15.184	16.087	15.148
No. of Units	—	—	—	—	—	—	15,091	17,635	25,371	23,054
Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 02-13-2006)
Contracts with no Optional Benefits
Value at Start of Year	—	18.645	17.705	18.049	17.308	14.767	13.360	13.567	12.284	10.255
Value at End of Year	—	—	18.645	17.705	18.049	17.308	14.767	13.360	13.567	12.284
No. of Units	—	—	10,100,122	11,005,279	11,717,238	12,559,509	2,295,401	2,483,579	2,669,964	2,808,771
No. of Units	—	—	354,235	385,653	475,076	510,730	28,670	33,464	25,951	26,598
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	17.618	17.969	17.240	14.716	13.320	13.534	12.260	10.240
Value at End of Year	—	—	18.544	17.618	17.969	17.240	14.716	13.320	13.534	12.260
No. of Units	—	—	110,211	142,207	168,967	207,854	31,807	56,614	49,494	55,707
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	18.244	17.358	17.731	17.037	14.565	13.203	13.435	12.189	10.196
Value at End of Year	—	—	18.244	17.358	17.731	17.037	14.565	13.203	13.435	12.189
No. of Units	—	—	5,944,386	6,293,109	6,658,286	7,024,262	1,103,594	1,259,988	1,247,860	1,193,731
No. of Units	—	—	393,212	440,108	475,266	552,097	39,210	43,663	55,025	56,937
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	18.145	17.273	17.652	16.970	14.515	13.165	13.402	12.165	10.181
Value at End of Year	—	—	18.145	17.273	17.652	16.970	14.515	13.165	13.402	12.165
No. of Units	—	—	50,529	60,364	60,651	72,001	20,963	21,646	30,768	33,130
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	17.851	17.018	17.419	16.770	14.366	13.049	13.304	12.094	10.137
Value at End of Year	—	—	17.851	17.018	17.419	16.770	14.366	13.049	13.304	12.094
No. of Units	—	—	30,373	35,881	55,385	33,810	5,378	5,374	5,666	6,941
Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.561	12.233	12.714	11.409	9.126
Value at End of Year	—	—	—	—	—	—	13.561	12.233	12.714	11.409
No. of Units	—	—	—	—	—	—	1,087,249	1,167,135	1,330,179	1,338,580
No. of Units	—	—	—	—	—	—	31,392	31,624	31,837	32,071
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	13.530	12.211	12.698	11.400	9.124
Value at End of Year	—	—	—	—	—	—	13.530	12.211	12.698	11.400
No. of Units	—	—	—	—	—	—	59,930	75,415	85,392	102,157

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	13.438	12.146	12.650	11.374	9.116
Value at End of Year	—	—	—	—	—	—	13.438	12.146	12.650	11.374
No. of Units	—	—	—	—	—	—	313,756	326,918	315,217	344,348
No. of Units	—	—	—	—	—	—	21,122	21,446	26,558	26,400
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	13.407	12.125	12.634	11.365	9.114
Value at End of Year	—	—	—	—	—	—	13.407	12.125	12.634	11.365
No. of Units	—	—	—	—	—	—	9,748	11,955	14,438	16,348
Emerging Markets Value Trust - Series I Shares (units first credited 10-27-2017)
Contracts with no Optional Benefits
Value at Start of Year	12.964	12.500	—	—	—	—	—	—	—	—
Value at End of Year	11.004	12.964	—	—	—	—	—	—	—	—
No. of Units	75,507	90,926	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	12.963	12.500	—	—	—	—	—	—	—	—
Value at End of Year	10.997	12.963	—	—	—	—	—	—	—	—
No. of Units	42,959	56,336	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	12.960	12.500	—	—	—	—	—	—	—	—
Value at End of Year	10.978	12.960	—	—	—	—	—	—	—	—
No. of Units	10,563	12,660	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.959	12.500	—	—	—	—	—	—	—	—
Value at End of Year	10.971	12.959	—	—	—	—	—	—	—	—
No. of Units	44,257	68,063	—	—	—	—	—	—	—	—
Emerging Markets Value Trust - Series II Shares (units first credited 10-27-2017)
Contracts with no Optional Benefits
Value at Start of Year	12.964	12.500	—	—	—	—	—	—	—	—
Value at End of Year	11.004	12.964	—	—	—	—	—	—	—	—
No. of Units	103,846	116,512	—	—	—	—	—	—	—	—
No. of Units	1,101	3,760	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	12.963	12.500	—	—	—	—	—	—	—	—
Value at End of Year	10.997	12.963	—	—	—	—	—	—	—	—
No. of Units	53,267	56,916	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	12.960	12.500	—	—	—	—	—	—	—	—
Value at End of Year	10.978	12.960	—	—	—	—	—	—	—	—
No. of Units	61,416	74,958	—	—	—	—	—	—	—	—
No. of Units	3,404	3,965	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	12.959	12.500	—	—	—	—	—	—	—	—
Value at End of Year	10.971	12.959	—	—	—	—	—	—	—	—
No. of Units	19,772	20,046	—	—	—	—	—	—	—	—
Equity Income Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	39.100	34.147	29.112	31.706	29.963	23.401	20.252	20.735	18.293	14.778
Value at End of Year	34.808	39.100	34.147	29.112	31.706	29.963	23.401	20.252	20.735	18.293
No. of Units	478,735	560,516	641,771	761,039	888,131	1,023,008	1,207,050	1,379,271	1,698,246	2,119,334
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	30.011	26.222	22.367	24.373	23.044	18.006	15.591	15.971	14.097	11.394
Value at End of Year	26.703	30.011	26.222	22.367	24.373	23.044	18.006	15.591	15.971	14.097
No. of Units	211,081	238,468	260,312	307,563	381,511	449,088	569,518	734,331	844,017	934,914
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	33.403	29.229	24.970	27.249	25.803	20.192	17.510	17.964	15.880	12.854
Value at End of Year	29.676	33.403	29.229	24.970	27.249	25.803	20.192	17.510	17.964	15.880
No. of Units	42,545	57,323	63,822	73,253	95,613	123,737	150,103	186,845	206,658	258,452

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	29.012	25.400	21.709	23.703	22.456	17.581	15.254	15.657	13.848	11.215
Value at End of Year	25.762	29.012	25.400	21.709	23.703	22.456	17.581	15.254	15.657	13.848
No. of Units	112,894	163,733	189,168	223,240	247,172	275,352	322,808	378,323	416,356	544,647
Equity Income Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	28.779	25.195	21.519	23.479	22.237	17.407	15.088	15.480	13.682	11.068
Value at End of Year	25.570	28.779	25.195	21.519	23.479	22.237	17.407	15.088	15.480	13.682
No. of Units	308,327	366,523	434,572	532,851	676,726	781,329	945,862	1,139,052	1,128,333	1,208,383
No. of Units	1,887	3,169	7,617	8,642	10,296	13,061	13,704	15,892	16,192	14,944
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	28.555	25.011	21.373	23.331	22.108	17.314	15.015	15.413	13.629	11.031
Value at End of Year	25.358	28.555	25.011	21.373	23.331	22.108	17.314	15.015	15.413	13.629
No. of Units	237,198	267,280	343,406	376,061	417,204	538,694	599,513	846,522	809,926	868,384
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	27.893	24.468	20.940	22.893	21.725	17.040	14.800	15.215	13.474	10.922
Value at End of Year	24.733	27.893	24.468	20.940	22.893	21.725	17.040	14.800	15.215	13.474
No. of Units	100,544	114,211	159,237	171,280	163,143	247,596	230,257	306,759	322,056	351,158
No. of Units	7,048	8,035	7,073	8,359	8,638	9,297	9,694	9,875	7,495	7,574
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	27.675	24.289	20.797	22.748	21.599	16.950	14.729	15.149	13.423	10.886
Value at End of Year	24.528	27.675	24.289	20.797	22.748	21.599	16.950	14.729	15.149	13.423
No. of Units	77,296	83,240	95,825	116,320	132,868	163,374	190,148	209,601	185,587	208,452
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	31.704	27.867	23.897	26.177	24.892	19.563	17.025	17.538	15.562	12.640
Value at End of Year	28.056	31.704	27.867	23.897	26.177	24.892	19.563	17.025	17.538	15.562
No. of Units	3,430	3,319	4,028	11,035	12,653	13,327	19,429	19,654	11,530	13,708
Financial Industries Trust (formerly Financial Services Trust) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	24.465	21.552	18.338	19.130	17.883	13.890	11.951	13.413	12.135	8.716
Value at End of Year	20.597	24.465	21.552	18.338	19.130	17.883	13.890	11.951	13.413	12.135
No. of Units	34,708	44,140	48,313	60,534	52,154	65,541	70,884	95,682	129,808	176,134
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	24.262	21.384	18.204	19.000	17.770	13.809	11.887	13.348	12.083	8.683
Value at End of Year	20.416	24.262	21.384	18.204	19.000	17.770	13.809	11.887	13.348	12.083
No. of Units	43,621	54,425	53,893	61,154	76,322	98,863	122,085	173,135	211,158	243,356
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	23.663	20.887	17.807	18.614	17.435	13.569	11.699	13.156	11.927	8.583
Value at End of Year	19.881	23.663	20.887	17.807	18.614	17.435	13.569	11.699	13.156	11.927
No. of Units	3,160	3,467	3,672	8,714	8,914	8,785	14,290	15,407	17,874	24,191
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	23.466	20.724	17.677	18.487	17.325	13.490	11.636	13.092	11.875	8.550
Value at End of Year	19.706	23.466	20.724	17.677	18.487	17.325	13.490	11.636	13.092	11.875
No. of Units	36,823	42,388	42,868	45,301	54,356	57,920	51,641	60,699	80,725	93,886
Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	26.112	23.056	19.643	20.542	19.243	14.977	12.912	14.516	13.163	9.483
Value at End of Year	21.949	26.112	23.056	19.643	20.542	19.243	14.977	12.912	14.516	13.163
No. of Units	36,853	42,842	53,592	95,456	110,555	122,070	135,704	156,408	197,193	212,084
No. of Units	891	932	4,067	4,088	3,058	4,888	5,988	6,848	5,619	6,249
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	25.909	22.888	19.510	20.413	19.131	14.898	12.850	14.453	13.113	9.451
Value at End of Year	21.767	25.909	22.888	19.510	20.413	19.131	14.898	12.850	14.453	13.113
No. of Units	38,869	46,056	53,717	49,771	54,541	71,963	87,623	130,069	154,756	179,610
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	25.308	22.390	19.114	20.029	18.800	14.662	12.665	14.267	12.963	9.357
Value at End of Year	21.230	25.308	22.390	19.114	20.029	18.800	14.662	12.665	14.267	12.963
No. of Units	11,723	20,913	22,620	25,715	20,552	40,395	23,994	30,706	31,570	47,875
No. of Units	134	125	146	132	130	133	140	143	113	67

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	25.111	22.227	18.984	19.903	18.691	14.584	12.604	14.206	12.914	9.326
Value at End of Year	21.054	25.111	22.227	18.984	19.903	18.691	14.584	12.604	14.206	12.914
No. of Units	16,752	16,786	17,773	24,102	25,770	32,716	33,583	39,627	46,389	50,197
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	28.715	25.456	21.775	22.863	21.503	16.803	14.544	16.417	14.946	10.810
Value at End of Year	24.040	28.715	25.456	21.775	22.863	21.503	16.803	14.544	16.417	14.946
No. of Units	931	931	932	932	1,271	1,272	1,313	2,257	3,509	4,427
Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.530	14.616	14.439	11.800	10.330	10.673	9.815	7.602
Value at End of Year	—	—	—	13.530	14.616	14.439	11.800	10.330	10.673	9.815
No. of Units	—	—	—	4,099,504	4,558,473	5,102,838	5,704,836	6,429,765	7,373,048	8,427,385
No. of Units	—	—	—	126,556	135,858	141,063	145,223	215,735	224,763	231,660
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	13.471	14.560	14.391	11.767	10.306	10.653	9.802	7.596
Value at End of Year	—	—	—	13.471	14.560	14.391	11.767	10.306	10.653	9.802
No. of Units	—	—	—	53,203	58,417	48,928	66,487	101,885	154,979	222,917
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	13.297	14.394	14.247	11.667	10.234	10.595	9.763	7.577
Value at End of Year	—	—	—	13.297	14.394	14.247	11.667	10.234	10.595	9.763
No. of Units	—	—	—	3,522,627	3,748,858	4,028,642	4,499,501	4,815,014	5,442,116	5,837,948
No. of Units	—	—	—	138,910	150,290	120,525	182,229	206,141	211,375	242,763
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	13.239	14.338	14.200	11.634	10.210	10.575	9.750	7.570
Value at End of Year	—	—	—	13.239	14.338	14.200	11.634	10.210	10.575	9.750
No. of Units	—	—	—	19,691	19,799	23,274	23,595	23,888	63,958	94,361
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	9.711	7.552
Value at End of Year	—	—	—	—	—	—	—	—	10.517	9.711
No. of Units	—	—	—	—	—	—	—	—	14,467	18,354
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	40.619	32.372	30.410	29.744	27.574	20.660	17.018	17.688	15.068	11.954
Value at End of Year	34.655	40.619	32.372	30.410	29.744	27.574	20.660	17.018	17.688	15.068
No. of Units	8,311	19,389	7,354	8,432	8,932	3,502	6,962	4,562	5,555	7,023
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	40.323	32.152	30.218	29.571	27.427	20.561	16.944	17.620	15.018	11.920
Value at End of Year	34.385	40.323	32.152	30.218	29.571	27.427	20.561	16.944	17.620	15.018
No. of Units	5,485	5,969	5,245	7,279	4,387	9,937	10,132	6,162	12,766	4,416
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	39.445	31.499	29.649	29.058	26.992	20.265	16.726	17.419	14.869	11.819
Value at End of Year	33.586	39.445	31.499	29.649	29.058	26.992	20.265	16.726	17.419	14.869
No. of Units	3,970	7,448	1,962	2,265	3,474	3,665	5,353	4,871	5,120	5,544
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	39.157	31.285	29.462	28.889	26.848	20.167	16.653	17.352	14.819	11.786
Value at End of Year	33.324	39.157	31.285	29.462	28.889	26.848	20.167	16.653	17.352	14.819
No. of Units	705	1,215	906	4,507	1,461	1,632	4,080	1,781	2,564	2,573
Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) (merged into Core Strategy Trust eff 12-06-2013) Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.447	11.240	11.555	10.650	8.538
Value at End of Year	—	—	—	—	—	—	12.447	11.240	11.555	10.650
No. of Units	—	—	—	—	—	—	4,557,239	4,877,371	5,626,451	6,027,058
No. of Units	—	—	—	—	—	—	151,097	183,685	188,466	203,706
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	12.415	11.217	11.537	10.639	8.533
Value at End of Year	—	—	—	—	—	—	12.415	11.217	11.537	10.639
No. of Units	—	—	—	—	—	—	21,582	37,904	47,620	75,144

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	12.319	11.148	11.483	10.605	8.519
Value at End of Year	—	—	—	—	—	—	12.319	11.148	11.483	10.605
No. of Units	—	—	—	—	—	—	3,045,726	3,200,570	3,467,309	3,692,091
No. of Units	—	—	—	—	—	—	334,562	349,611	355,428	357,371
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	12.288	11.125	11.465	10.593	8.514
Value at End of Year	—	—	—	—	—	—	12.288	11.125	11.465	10.593
No. of Units	—	—	—	—	—	—	22,261	22,415	28,863	28,862
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	28.822	24.926	22.978	23.599	21.668	21.097	—	—	—	—
Value at End of Year	23.543	28.822	24.926	22.978	23.599	21.668	—	—	—	—
No. of Units	721,331	835,005	723,186	1,228,803	1,446,757	158,512	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	28.626	24.769	22.845	23.474	21.564	20.996	—	—	—	—
Value at End of Year	23.371	28.626	24.769	22.845	23.474	21.564	—	—	—	—
No. of Units	243,418	294,279	358,806	395,712	489,260	103,254	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	28.045	24.303	22.448	23.101	21.253	20.696	—	—	—	—
Value at End of Year	22.862	28.045	24.303	22.448	23.101	21.253	—	—	—	—
No. of Units	56,593	79,254	93,538	115,599	145,504	23,131	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	27.854	24.149	22.318	22.978	21.151	20.597	—	—	—	—
Value at End of Year	22.695	27.854	24.149	22.318	22.978	21.151	—	—	—	—
No. of Units	154,675	178,798	217,497	248,128	297,713	46,874	—	—	—	—
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	28.589	24.774	22.882	23.545	21.660	16.652	13.615	13.605	12.216	9.965
Value at End of Year	23.296	28.589	24.774	22.882	23.545	21.660	16.652	13.615	13.605	12.216
No. of Units	395,469	455,043	522,073	636,303	797,339	81,712	17,501	9,193	11,780	13,481
No. of Units	4,192	3,934	6,366	8,291	9,251	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	28.394	24.617	22.749	23.420	21.556	16.580	13.562	13.560	12.181	9.942
Value at End of Year	23.126	28.394	24.617	22.749	23.420	21.556	16.580	13.562	13.560	12.181
No. of Units	225,306	240,942	263,713	306,271	347,368	94,160	15,953	15,861	9,162	8,592
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	27.818	24.154	22.355	23.048	21.245	16.365	9.872	—	—	—
Value at End of Year	22.622	27.818	24.154	22.355	23.048	21.245	16.365	—	—	—
No. of Units	160,441	170,919	229,248	276,137	339,958	22,913	2,726	—	—	—
No. of Units	1,367	1,282	485	1,423	1,423	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	27.629	24.001	22.225	22.925	21.143	16.295	13.356	13.380	12.044	9.849
Value at End of Year	22.457	27.629	24.001	22.225	22.925	21.143	16.295	13.356	13.380	12.044
No. of Units	65,295	75,391	79,474	95,665	104,695	25,071	12,460	3,744	1,109	1,117
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	27.068	23.550	21.839	22.562	20.838	17.010	—	—	—	—
Value at End of Year	21.968	27.068	23.550	21.839	22.562	20.838	—	—	—	—
No. of Units	13,325	13,955	16,240	14,764	28,993	2,706	—	—	—	—
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	15.231	13.232	13.967	12.542	9.666
Value at End of Year	—	—	—	—	—	20.023	15.231	13.232	13.967	12.542
No. of Units	—	—	—	—	—	1,731,554	2,019,923	2,480,615	3,280,781	4,070,189
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	15.142	13.572	14.332	12.876	9.929
Value at End of Year	—	—	—	—	—	19.897	15.142	13.572	14.332	12.876
No. of Units	—	—	—	—	—	584,131	817,698	1,049,337	1,388,736	1,574,918

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	14.879	13.356	14.125	12.710	9.815
Value at End of Year	—	—	—	—	—	19.522	14.879	13.356	14.125	12.710
No. of Units	—	—	—	—	—	170,663	232,124	293,235	378,266	465,378
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	14.792	13.285	14.057	12.655	9.777
Value at End of Year	—	—	—	—	—	19.398	14.792	13.285	14.057	12.655
No. of Units	—	—	—	—	—	340,630	394,973	513,181	671,010	775,882
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	16.459	14.770	15.624	14.057	8.937
Value at End of Year	—	—	—	—	—	21.586	16.459	14.770	15.624	14.057
No. of Units	—	—	—	—	—	938,402	1,191,399	1,516,038	1,753,845	1,908,770
No. of Units	—	—	—	—	—	10,892	12,774	14,360	13,572	14,628
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	16.371	14.699	15.556	14.003	10.813
Value at End of Year	—	—	—	—	—	21.461	16.371	14.699	15.556	14.003
No. of Units	—	—	—	—	—	359,775	464,309	643,714	809,006	886,867
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	16.112	14.488	15.356	13.844	10.706
Value at End of Year	—	—	—	—	—	21.089	16.112	14.488	15.356	13.844
No. of Units	—	—	—	—	—	441,018	534,438	579,422	661,088	726,137
No. of Units	—	—	—	—	—	1,519	1,602	1,570	1,505	1,290
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	16.026	14.419	15.290	13.791	10.671
Value at End of Year	—	—	—	—	—	20.967	16.026	14.419	15.290	13.791
No. of Units	—	—	—	—	—	94,312	116,575	131,496	161,289	189,489
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	18.132	16.338	17.350	15.673	12.145
Value at End of Year	—	—	—	—	—	23.686	18.132	16.338	17.350	15.673
No. of Units	—	—	—	—	—	34,352	46,533	48,805	49,452	51,537
Global Bond Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	23.681	22.114	21.795	22.938	22.776	24.457	23.209	21.608	19.896	17.511
Value at End of Year	22.873	23.681	22.114	21.795	22.938	22.776	24.457	23.209	21.608	19.896
No. of Units	126,668	138,805	168,951	169,804	221,033	278,641	358,489	426,484	612,477	684,952
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	23.628	22.075	21.767	22.920	22.771	24.463	23.227	21.635	19.931	17.551
Value at End of Year	22.810	23.628	22.075	21.767	22.920	22.771	24.463	23.227	21.635	19.931
No. of Units	36,894	43,678	58,487	70,380	84,902	103,900	123,176	139,965	182,593	256,746
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	23.520	22.007	21.733	22.918	22.803	24.534	23.330	21.764	20.079	17.708
Value at End of Year	22.672	23.520	22.007	21.733	22.918	22.803	24.534	23.330	21.764	20.079
No. of Units	20,849	21,811	19,564	21,261	21,307	24,421	34,062	39,805	48,570	79,576
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	22.842	21.383	21.127	22.291	22.189	23.886	22.725	21.210	19.578	17.275
Value at End of Year	22.007	22.842	21.383	21.127	22.291	22.189	23.886	22.725	21.210	19.578
No. of Units	20,590	19,387	47,260	51,251	61,161	68,230	81,286	83,581	105,514	146,846
Global Bond Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	22.436	21.004	20.728	21.867	21.745	23.412	22.264	20.773	19.158	16.898
Value at End of Year	21.640	22.436	21.004	20.728	21.867	21.745	23.412	22.264	20.773	19.158
No. of Units	191,327	267,516	290,894	333,190	443,463	522,941	574,461	663,828	747,325	773,796
No. of Units	1,422	2,778	5,650	6,334	6,604	8,163	8,394	9,023	9,927	10,039
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	22.261	20.851	20.587	21.729	21.619	23.288	22.157	20.683	19.085	16.842
Value at End of Year	21.461	22.261	20.851	20.587	21.729	21.619	23.288	22.157	20.683	19.085
No. of Units	51,161	55,421	63,787	74,998	106,005	150,351	183,979	242,897	306,291	318,231

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	21.745	20.398	20.170	21.321	21.245	22.919	21.839	20.417	18.867	16.676
Value at End of Year	20.932	21.745	20.398	20.170	21.321	21.245	22.919	21.839	20.417	18.867
No. of Units	99,976	110,264	143,188	158,746	204,034	277,896	324,187	320,479	356,319	385,134
No. of Units	3,380	3,554	3,677	3,803	3,960	4,101	4,037	4,935	7,216	7,387
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	21.576	20.249	20.033	21.187	21.122	22.798	21.734	20.329	18.795	16.620
Value at End of Year	20.758	21.576	20.249	20.033	21.187	21.122	22.798	21.734	20.329	18.795
No. of Units	30,810	33,459	32,568	36,661	37,208	44,712	50,715	49,923	56,498	52,880
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	17.546	16.492	16.340	17.307	17.280	18.679	17.834	16.706	15.469	13.700
Value at End of Year	16.856	17.546	16.492	16.340	17.307	17.280	18.679	17.834	16.706	15.469
No. of Units	9,554	11,058	12,395	13,103	21,194	39,077	46,598	51,582	50,387	49,070
Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.512	10.998	11.951	10.809	8.054
Value at End of Year	—	—	—	—	—	—	12.512	10.998	11.951	10.809
No. of Units	—	—	—	—	—	—	5,049,272	5,499,238	6,121,099	6,371,423
No. of Units	—	—	—	—	—	—	357,504	374,775	384,374	421,176
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	12.480	10.975	11.933	10.797	8.050
Value at End of Year	—	—	—	—	—	—	12.480	10.975	11.933	10.797
No. of Units	—	—	—	—	—	—	21,400	52,583	113,054	110,306
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	12.384	10.907	11.877	10.762	8.036
Value at End of Year	—	—	—	—	—	—	12.384	10.907	11.877	10.762
No. of Units	—	—	—	—	—	—	2,715,467	2,973,034	3,255,323	3,464,527
No. of Units	—	—	—	—	—	—	214,191	231,213	243,233	260,696
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	12.353	10.885	11.858	10.751	8.032
Value at End of Year	—	—	—	—	—	—	12.353	10.885	11.858	10.751
No. of Units	—	—	—	—	—	—	6,846	6,902	9,113	31,862
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	12.258	10.818	11.802	10.717	8.018
Value at End of Year	—	—	—	—	—	—	12.258	10.818	11.802	10.717
No. of Units	—	—	—	—	—	—	90	91	91	92
Global Trust (formerly Global Equity Trust) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	24.651	21.059	19.538	21.206	22.112	17.132	14.293	15.442	14.553	11.251
Value at End of Year	20.752	24.651	21.059	19.538	21.206	22.112	17.132	14.293	15.442	14.553
No. of Units	168,832	190,059	219,068	260,197	310,647	197,844	249,437	295,909	387,588	506,467
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	19.812	16.933	15.719	17.068	17.807	13.803	11.521	12.454	11.743	9.083
Value at End of Year	16.670	19.812	16.933	15.719	17.068	17.807	13.803	11.521	12.454	11.743
No. of Units	87,604	91,878	102,149	126,374	159,701	80,587	71,703	92,951	133,247	165,464
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	20.539	17.581	16.345	17.775	18.572	14.418	12.053	13.048	12.322	9.545
Value at End of Year	17.256	20.539	17.581	16.345	17.775	18.572	14.418	12.053	13.048	12.322
No. of Units	25,273	29,804	34,653	36,418	49,684	40,722	42,454	39,521	50,770	56,288
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.152	16.402	15.256	16.599	17.352	13.478	11.272	12.209	11.535	8.941
Value at End of Year	16.083	19.152	16.402	15.256	16.599	17.352	13.478	11.272	12.209	11.535
No. of Units	58,770	90,717	109,867	119,264	141,223	102,110	87,289	105,314	130,112	146,233
Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	23.883	20.446	19.009	20.673	21.602	16.769	14.017	15.180	14.335	11.105
Value at End of Year	20.068	23.883	20.446	19.009	20.673	21.602	16.769	14.017	15.180	14.335
No. of Units	83,799	96,037	106,050	125,474	189,613	90,440	90,580	96,735	86,970	129,042
No. of Units	2,342	2,527	2,886	4,633	4,494	—	—	—	—	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	23.697	20.297	18.880	20.543	21.476	16.680	13.950	15.115	14.280	11.068
Value at End of Year	19.902	23.697	20.297	18.880	20.543	21.476	16.680	13.950	15.115	14.280
No. of Units	76,432	83,214	105,833	106,069	123,917	68,621	76,334	114,181	120,662	133,874
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	23.147	19.856	18.497	20.157	21.105	16.415	13.750	14.920	14.117	10.958
Value at End of Year	19.411	23.147	19.856	18.497	20.157	21.105	16.415	13.750	14.920	14.117
No. of Units	32,950	37,319	50,309	67,115	80,749	29,212	31,397	33,222	27,851	31,228
No. of Units	1,004	1,016	1,044	1,242	1,146	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	22.967	19.711	18.372	20.030	20.982	16.328	13.684	14.856	14.063	10.922
Value at End of Year	19.250	22.967	19.711	18.372	20.030	20.982	16.328	13.684	14.856	14.063
No. of Units	27,126	27,653	31,030	35,024	43,725	13,949	15,125	15,757	26,739	35,263
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	26.307	22.611	21.107	23.046	24.178	18.844	15.816	17.196	16.303	12.680
Value at End of Year	22.017	26.307	22.611	21.107	23.046	24.178	18.844	15.816	17.196	16.303
No. of Units	447	528	688	738	786	56	58	5,884	59	584
Health Sciences Trust - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	68.519	54.574	61.979	55.856	43.032	28.928	22.268	20.453	17.954	13.834
Value at End of Year	67.921	68.519	54.574	61.979	55.856	43.032	28.928	22.268	20.453	17.954
No. of Units	70,534	79,022	89,892	130,441	137,941	158,606	169,954	183,875	237,969	324,517
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	67.950	54.148	61.526	55.476	42.760	28.760	22.149	20.355	17.876	13.781
Value at End of Year	67.324	67.950	54.148	61.526	55.476	42.760	28.760	22.149	20.355	17.876
No. of Units	59,116	70,005	75,612	88,518	93,144	114,579	151,675	218,110	288,159	332,177
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	66.271	52.889	60.186	54.349	41.955	28.260	21.797	20.061	17.645	13.623
Value at End of Year	65.561	66.271	52.889	60.186	54.349	41.955	28.260	21.797	20.061	17.645
No. of Units	6,573	7,553	13,062	19,653	15,312	13,593	15,308	13,518	27,553	27,114
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	65.721	52.476	59.746	53.979	41.689	28.096	21.681	19.964	17.568	13.570
Value at End of Year	64.984	65.721	52.476	59.746	53.979	41.689	28.096	21.681	19.964	17.568
No. of Units	37,191	44,939	56,106	67,407	86,164	96,378	101,646	116,417	139,695	151,857
Health Sciences Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	73.571	58.713	66.830	60.335	46.583	31.376	24.206	22.269	19.587	15.122
Value at End of Year	72.810	73.571	58.713	66.830	60.335	46.583	31.376	24.206	22.269	19.587
No. of Units	65,487	70,966	91,148	123,211	139,069	179,137	188,610	196,082	215,659	242,643
No. of Units	272	990	1,755	2,335	2,333	1,814	1,100	1,260	1,444	1,699
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	72.998	58.285	66.376	59.955	46.312	31.209	24.090	22.173	19.513	15.072
Value at End of Year	72.207	72.998	58.285	66.376	59.955	46.312	31.209	24.090	22.173	19.513
No. of Units	50,151	57,792	66,937	97,459	109,918	130,850	131,617	192,701	228,059	247,662
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	71.305	57.018	65.031	58.829	45.510	30.715	23.744	21.888	19.290	14.922
Value at End of Year	70.426	71.305	57.018	65.031	58.829	45.510	30.715	23.744	21.888	19.290
No. of Units	15,655	19,065	25,729	43,145	46,716	43,520	32,146	40,354	46,891	46,260
No. of Units	27	29	32	118	188	271	44	51	48	1,589
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	70.750	56.603	64.589	58.458	45.246	30.552	23.630	21.793	19.217	14.873
Value at End of Year	69.842	70.750	56.603	64.589	58.458	45.246	30.552	23.630	21.793	19.217
No. of Units	27,389	27,928	30,493	35,710	39,629	44,188	46,806	55,895	50,991	53,923
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	73.390	58.803	67.201	60.913	47.217	31.931	24.733	22.845	20.174	15.637
Value at End of Year	72.340	73.390	58.803	67.201	60.913	47.217	31.931	24.733	22.845	20.174
No. of Units	452	422	430	886	716	1,033	1,485	1,305	1,773	1,819

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
High Income Trust (merged into High Yield Trust eff 05-02-2011) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	11.479	6.401
Value at End of Year	—	—	—	—	—	—	—	—	12.577	11.479
No. of Units	—	—	—	—	—	—	—	—	97,259	146,263
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	11.464	6.396
Value at End of Year	—	—	—	—	—	—	—	—	12.554	11.464
No. of Units	—	—	—	—	—	—	—	—	72,007	128,429
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	11.418	6.380
Value at End of Year	—	—	—	—	—	—	—	—	12.485	11.418
No. of Units	—	—	—	—	—	—	—	—	21,895	29,717
No. of Units	—	—	—	—	—	—	—	—	1,329	1,788
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	11.403	6.375
Value at End of Year	—	—	—	—	—	—	—	—	12.462	11.403
No. of Units	—	—	—	—	—	—	—	—	28,209	18,923
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	11.357	11.927
Value at End of Year	—	—	—	—	—	—	—	—	12.394	11.357
No. of Units	—	—	—	—	—	—	—	—	5,181	5,634
High Yield Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	24.988	23.606	20.621	22.844	23.174	21.687	18.512	18.633	16.631	10.932
Value at End of Year	23.860	24.988	23.606	20.621	22.844	23.174	21.687	18.512	18.633	16.631
No. of Units	132,059	154,435	189,909	222,709	353,950	423,707	463,162	568,708	664,269	831,418
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	23.441	22.157	19.364	21.462	21.784	20.396	17.418	17.541	15.665	10.301
Value at End of Year	22.373	23.441	22.157	19.364	21.462	21.784	20.396	17.418	17.541	15.665
No. of Units	57,578	63,585	80,584	90,040	105,635	141,684	155,909	205,072	280,482	357,717
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	22.421	21.223	18.576	20.620	20.960	19.655	16.810	16.954	15.163	9.987
Value at End of Year	21.366	22.421	21.223	18.576	20.620	20.960	19.655	16.810	16.954	15.163
No. of Units	11,519	13,260	20,576	26,026	29,337	36,165	34,455	72,030	74,376	81,094
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	22.661	21.462	18.795	20.873	21.228	19.915	17.042	17.196	15.388	10.139
Value at End of Year	21.585	22.661	21.462	18.795	20.873	21.228	19.915	17.042	17.196	15.388
No. of Units	37,174	42,599	60,210	72,610	79,646	87,698	75,822	93,237	93,803	108,676
High Yield Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	26.821	25.426	22.230	24.688	25.135	23.559	20.130	12.577	18.166	11.952
Value at End of Year	25.574	26.821	25.426	22.230	24.688	25.135	23.559	20.130	12.577	18.166
No. of Units	142,708	171,662	196,608	225,293	280,275	332,115	250,285	288,173	319,274	361,717
No. of Units	789	1,809	5,056	6,146	6,139	6,201	1,776	1,872	1,259	990
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	26.612	25.240	22.079	24.532	24.989	23.434	20.033	12.554	18.097	11.913
Value at End of Year	25.362	26.612	25.240	22.079	24.532	24.989	23.434	20.033	12.554	18.097
No. of Units	26,601	33,420	50,893	51,892	59,806	82,457	66,207	123,856	137,931	163,814
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	25.995	24.692	21.632	24.071	24.556	23.063	19.746	12.485	17.891	11.795
Value at End of Year	24.737	25.995	24.692	21.632	24.071	24.556	23.063	19.746	12.485	17.891
No. of Units	65,616	88,449	106,705	133,404	161,639	193,511	96,681	114,292	114,296	95,425
No. of Units	3,193	3,294	3,378	3,798	3,980	4,573	1,693	1,855	1,278	687
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	25.793	24.512	21.485	23.920	24.414	22.941	19.651	12.462	17.822	11.756
Value at End of Year	24.532	25.793	24.512	21.485	23.920	24.414	22.941	19.651	12.462	17.822
No. of Units	23,932	23,238	23,300	37,247	38,427	40,315	44,083	58,499	59,979	63,370

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	24.300	23.128	20.303	22.637	23.139	21.776	18.681	12.394	16.994	11.226
Value at End of Year	23.078	24.300	23.128	20.303	22.637	23.139	21.776	18.681	12.394	16.994
No. of Units	1,052	1,032	1,100	1,705	4,544	12,442	13,260	11,847	16,125	17,193
International Core Trust (formerly International Stock Trust) (merged into International Value Trust eff 10-21-2016) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	14.569	15.650	17.036	13.842	12.220	13.725	12.721	10.890
Value at End of Year	—	—	—	14.569	15.650	17.036	13.842	12.220	13.725	12.721
No. of Units	—	—	—	184,897	253,508	282,162	315,528	359,952	447,341	548,810
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	13.447	14.452	15.740	12.796	11.302	12.700	11.777	10.087
Value at End of Year	—	—	—	13.447	14.452	15.740	12.796	11.302	12.700	11.777
No. of Units	—	—	—	50,752	61,909	68,674	87,758	155,424	204,056	213,586
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	11.758	12.656	13.804	11.239	9.942	11.189	10.391	8.913
Value at End of Year	—	—	—	11.758	12.656	13.804	11.239	9.942	11.189	10.391
No. of Units	—	—	—	21,460	24,261	27,240	49,550	59,212	68,567	85,541
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	13.052	14.055	15.338	12.494	11.058	12.450	11.568	9.928
Value at End of Year	—	—	—	13.052	14.055	15.338	12.494	11.058	12.450	11.568
No. of Units	—	—	—	34,677	46,301	53,371	52,686	64,527	75,300	82,921
International Core Trust (formerly International Stock Trust) (merged into International Value Trust eff 10-21-2016) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	17.175	18.483	20.166	16.414	14.519	16.348	15.179	13.007
Value at End of Year	—	—	—	17.175	18.483	20.166	16.414	14.519	16.348	15.179
No. of Units	—	—	—	45,308	52,712	81,625	85,076	120,139	96,046	115,369
No. of Units	—	—	—	410	599	599	599	599	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	17.059	18.366	20.049	16.327	14.449	16.277	15.121	12.964
Value at End of Year	—	—	—	17.059	18.366	20.049	16.327	14.449	16.277	15.121
No. of Units	—	—	—	43,620	48,197	92,923	115,097	150,187	168,538	186,927
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	16.713	18.021	19.702	16.068	14.242	16.068	14.949	12.835
Value at End of Year	—	—	—	16.713	18.021	19.702	16.068	14.242	16.068	14.949
No. of Units	—	—	—	10,987	7,123	13,900	9,077	21,629	15,360	15,669
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	16.599	17.908	19.588	15.983	14.173	15.998	14.892	12.793
Value at End of Year	—	—	—	16.599	17.908	19.588	15.983	14.173	15.998	14.892
No. of Units	—	—	—	15,360	12,935	16,154	19,973	31,009	32,381	33,802
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series I Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	10.338	12.243	17.509	12.900
Value at End of Year	—	—	—	—	—	—	—	10.338	12.243	17.509
No. of Units	—	—	—	—	—	—	—	202,364	244,842	122,945
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	16.079	19.051	17.460	12.870
Value at End of Year	—	—	—	—	—	—	—	16.079	19.051	17.460
No. of Units	—	—	—	—	—	—	—	79,236	161,986	70,588
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	15.895	18.861	17.312	12.780
Value at End of Year	—	—	—	—	—	—	—	15.895	18.861	17.312
No. of Units	—	—	—	—	—	—	—	12,417	22,865	15,309
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	15.834	18.798	17.263	12.750
Value at End of Year	—	—	—	—	—	—	—	15.834	18.798	17.263
No. of Units	—	—	—	—	—	—	—	44,269	54,191	38,054

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	15.891	18.859	17.300	12.780
Value at End of Year	—	—	—	—	—	—	—	15.891	18.859	17.300
No. of Units	—	—	—	—	—	—	—	188,485	212,766	116,490
No. of Units	—	—	—	—	—	—	—	4,655	4,373	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	15.830	18.797	17.251	12.750
Value at End of Year	—	—	—	—	—	—	—	15.830	18.797	17.251
No. of Units	—	—	—	—	—	—	—	99,856	122,605	48,862
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	15.650	18.610	17.105	12.661
Value at End of Year	—	—	—	—	—	—	—	15.650	18.610	17.105
No. of Units	—	—	—	—	—	—	—	27,122	42,880	16,585
No. of Units	—	—	—	—	—	—	—	1,376	1,346	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	15.590	18.548	17.056	12.631
Value at End of Year	—	—	—	—	—	—	—	15.590	18.548	17.056
No. of Units	—	—	—	—	—	—	—	21,292	23,711	15,011
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	15.411	18.363	16.912	12.543
Value at End of Year	—	—	—	—	—	—	—	15.411	18.363	16.912
No. of Units	—	—	—	—	—	—	—	3,786	5,479	2,814
International Equity Index Trust (formerly International Equity Index Trust B) - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	16.723	13.341	12.972	14.003	14.910	13.219	12.500	—	—	—
Value at End of Year	14.143	16.723	13.341	12.972	14.003	14.910	13.219	—	—	—
No. of Units	94,144	104,392	141,138	155,035	205,360	224,643	239,678	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	16.680	13.313	12.951	13.988	14.901	13.218	12.500	—	—	—
Value at End of Year	14.100	16.680	13.313	12.951	13.988	14.901	13.218	—	—	—
No. of Units	35,264	37,074	40,037	28,610	42,275	59,478	96,979	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	16.551	13.230	12.890	13.943	14.875	13.215	12.500	—	—	—
Value at End of Year	13.970	16.551	13.230	12.890	13.943	14.875	13.215	—	—	—
No. of Units	12,071	12,862	5,212	9,571	11,872	12,870	14,747	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.508	13.203	12.870	13.927	14.866	13.214	12.500	—	—	—
Value at End of Year	13.927	16.508	13.203	12.870	13.927	14.866	13.214	—	—	—
No. of Units	25,383	27,014	25,726	22,654	30,906	42,006	65,342	—	—	—
International Equity Index Trust (formerly International Equity Index Trust B) - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	16.549	13.230	12.890	13.944	14.875	13.215	12.500	—	—	—
Value at End of Year	13.968	16.549	13.230	12.890	13.944	14.875	13.215	—	—	—
No. of Units	53,494	65,490	66,267	74,049	98,926	110,452	165,147	—	—	—
No. of Units	1,527	1,448	2,864	3,356	3,281	3,582	6,061	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	16.506	13.202	12.869	13.929	14.867	13.214	12.500	—	—	—
Value at End of Year	13.925	16.506	13.202	12.869	13.929	14.867	13.214	—	—	—
No. of Units	29,777	37,053	32,297	36,210	49,652	77,315	88,473	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	16.379	13.120	12.809	13.884	14.841	13.210	12.500	—	—	—
Value at End of Year	13.797	16.379	13.120	12.809	13.884	14.841	13.210	—	—	—
No. of Units	16,884	22,917	19,789	23,984	27,118	33,872	36,363	—	—	—
No. of Units	1,215	1,306	1,321	1,460	1,588	1,774	1,875	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	16.337	13.093	12.788	13.869	14.832	13.209	12.500	—	—	—
Value at End of Year	13.755	16.337	13.093	12.788	13.869	14.832	13.209	—	—	—
No. of Units	11,867	12,839	13,220	16,945	16,409	18,522	22,304	—	—	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	16.211	13.011	12.728	13.824	14.806	13.206	12.500	—	—	—
Value at End of Year	13.628	16.211	13.011	12.728	13.824	14.806	13.206	—	—	—
No. of Units	1,882	1,980	2,234	3,229	3,956	4,749	10,626	—	—	—
International Growth Stock Trust - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	16.675	13.923	14.349	14.952	15.185	12.974	12.500	—	—	—
Value at End of Year	14.018	16.675	13.923	14.349	14.952	15.185	12.974	—	—	—
No. of Units	87,233	95,370	112,703	146,731	145,580	147,433	155,580	—	—	—
No. of Units	1,798	1,807	2,386	2,845	2,836	2,951	3,322	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	16.632	13.894	14.326	14.936	15.176	12.973	12.500	—	—	—
Value at End of Year	13.975	16.632	13.894	14.326	14.936	15.176	12.973	—	—	—
No. of Units	60,325	68,322	71,382	71,304	86,767	86,407	117,363	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	16.504	13.808	14.259	14.887	15.150	12.970	12.500	—	—	—
Value at End of Year	13.847	16.504	13.808	14.259	14.887	15.150	12.970	—	—	—
No. of Units	15,680	19,008	17,957	27,624	34,478	34,250	36,116	—	—	—
No. of Units	419	412	416	402	401	395	390	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	16.461	13.779	14.236	14.871	15.141	12.969	12.500	—	—	—
Value at End of Year	13.804	16.461	13.779	14.236	14.871	15.141	12.969	—	—	—
No. of Units	7,514	7,177	7,904	8,150	8,280	6,015	15,442	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	16.335	13.694	14.169	14.823	15.115	12.966	12.500	—	—	—
Value at End of Year	13.677	16.335	13.694	14.169	14.823	15.115	12.966	—	—	—
No. of Units	400	419	1,629	1,668	1,706	1,745	2,122	—	—	—
International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.369	16.188	14.499	10.728
Value at End of Year	—	—	—	—	—	—	—	13.369	16.188	14.499
No. of Units	—	—	—	—	—	—	—	178,864	224,499	292,407
No. of Units	—	—	—	—	—	—	—	3,182	2,992	3,297
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	13.324	16.142	14.465	10.708
Value at End of Year	—	—	—	—	—	—	—	13.324	16.142	14.465
No. of Units	—	—	—	—	—	—	—	131,782	178,016	149,447
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	13.192	16.006	14.364	10.649
Value at End of Year	—	—	—	—	—	—	—	13.192	16.006	14.364
No. of Units	—	—	—	—	—	—	—	44,156	57,641	71,004
No. of Units	—	—	—	—	—	—	—	346	322	295
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	13.148	15.960	14.331	10.630
Value at End of Year	—	—	—	—	—	—	—	13.148	15.960	14.331
No. of Units	—	—	—	—	—	—	—	19,530	34,522	35,950
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	13.017	15.825	14.231	10.571
Value at End of Year	—	—	—	—	—	—	—	13.017	15.825	14.231
No. of Units	—	—	—	—	—	—	—	1,644	2,862	1,941
International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	22.587	17.719	17.155	16.353	17.838	14.340	12.220	14.815	12.262	—
Value at End of Year	17.769	22.587	17.719	17.155	16.353	17.838	14.340	12.220	14.815	12.262
No. of Units	116,443	135,586	192,813	212,397	258,584	287,961	320,932	383,972	516,184	681,022
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	22.496	17.656	17.102	16.311	17.801	14.317	12.207	14.807	12.261	—
Value at End of Year	17.688	22.496	17.656	17.102	16.311	17.801	14.317	12.207	14.807	12.261
No. of Units	23,397	23,509	27,445	36,918	41,586	51,004	56,486	78,749	130,639	141,718

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	22.223	17.468	16.946	16.186	17.691	14.250	12.168	14.781	12.259	—
Value at End of Year	17.447	22.223	17.468	16.946	16.186	17.691	14.250	12.168	14.781	12.259
No. of Units	10,192	12,537	13,248	13,728	15,538	18,320	23,313	27,640	45,284	68,026
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	22.133	17.406	16.894	16.144	17.655	14.228	12.155	14.773	12.258	—
Value at End of Year	17.368	22.133	17.406	16.894	16.144	17.655	14.228	12.155	14.773	12.258
No. of Units	16,593	18,278	20,928	21,675	22,046	27,447	26,761	44,812	48,485	55,323
International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	22.222	17.472	16.949	16.180	17.687	14.255	12.167	14.785	12.262	—
Value at End of Year	17.443	22.222	17.472	16.949	16.180	17.687	14.255	12.167	14.785	12.262
No. of Units	57,936	66,424	77,634	100,595	118,740	126,746	120,924	159,622	180,266	232,953
No. of Units	955	868	922	1,095	1,190	1,159	1,548	1,940	1,741	2,314
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	22.132	17.410	16.897	16.138	17.651	14.232	12.154	14.777	12.261	—
Value at End of Year	17.363	22.132	17.410	16.897	16.138	17.651	14.232	12.154	14.777	12.261
No. of Units	27,832	24,377	26,885	38,925	36,816	61,729	70,511	92,170	125,758	154,220
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	21.864	17.225	16.742	16.014	17.542	14.165	12.115	14.752	12.259	—
Value at End of Year	17.127	21.864	17.225	16.742	16.014	17.542	14.165	12.115	14.752	12.259
No. of Units	7,922	9,950	12,039	15,975	20,330	25,674	34,040	44,250	43,157	48,522
No. of Units	267	254	264	258	266	253	254	259	232	206
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	21.775	17.163	16.691	15.973	17.506	14.143	12.102	14.743	12.258	—
Value at End of Year	17.049	21.775	17.163	16.691	15.973	17.506	14.143	12.102	14.743	12.258
No. of Units	3,841	3,423	4,769	6,339	7,173	8,780	13,619	17,367	27,387	42,903
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	16.981	16.538	17.397	—	14.077	12.064	14.718	12.256	—
Value at End of Year	—	—	16.981	16.538	—	17.397	14.077	12.064	14.718	12.256
No. of Units	—	—	630	630	—	728	11,718	12,690	16,663	16,143
International Value Trust - Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	21.729	18.839	17.046	18.780	21.801	17.551	14.933	17.403	16.367	10.761
Value at End of Year	18.177	21.729	18.839	17.046	18.780	21.801	17.551	14.933	17.403	16.367
No. of Units	380,502	438,889	487,369	415,426	487,892	569,096	664,581	801,792	1,037,934	1,338,949
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	22.867	19.835	17.957	19.793	22.988	18.517	15.762	18.378	17.293	12.943
Value at End of Year	19.119	22.867	19.835	17.957	19.793	22.988	18.517	15.762	18.378	17.293
No. of Units	99,561	108,984	138,749	127,668	161,204	213,772	229,764	303,528	402,328	464,713
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	21.066	18.300	16.592	18.316	21.305	17.186	14.652	17.109	16.123	12.085
Value at End of Year	17.587	21.066	18.300	16.592	18.316	21.305	17.186	14.652	17.109	16.123
No. of Units	36,055	41,060	44,280	34,112	49,117	73,752	83,748	108,768	147,500	182,173
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	22.106	19.213	17.428	19.249	22.401	18.080	15.421	18.017	16.987	12.739
Value at End of Year	18.446	22.106	19.213	17.428	19.249	22.401	18.080	15.421	18.017	16.987
No. of Units	71,540	87,414	98,660	87,477	98,674	106,739	118,111	156,567	208,227	264,151
International Value Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	24.317	21.130	19.170	21.151	24.593	19.840	16.923	19.753	18.616	13.944
Value at End of Year	20.309	24.317	21.130	19.170	21.151	24.593	19.840	16.923	19.753	18.616
No. of Units	122,171	148,547	188,517	199,036	245,303	279,830	341,684	445,655	516,760	584,141
No. of Units	1,017	1,051	1,482	1,572	1,652	1,701	2,153	2,654	2,563	2,651
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	24.128	20.975	19.040	21.018	24.450	19.734	16.842	19.668	18.545	13.898
Value at End of Year	20.140	24.128	20.975	19.040	21.018	24.450	19.734	16.842	19.668	18.545
No. of Units	148,693	176,772	195,849	182,786	193,427	221,203	271,659	383,536	427,417	441,463

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	23.568	20.520	18.654	20.623	24.027	19.422	16.600	19.415	18.333	13.760
Value at End of Year	19.644	23.568	20.520	18.654	20.623	24.027	19.422	16.600	19.415	18.333
No. of Units	36,711	38,821	52,892	47,669	58,493	80,671	101,474	124,694	137,102	134,376
No. of Units	1,723	1,798	1,798	1,919	2,023	2,172	2,265	2,267	2,250	2,493
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	23.384	20.370	18.527	20.493	23.887	19.319	16.520	19.331	18.264	13.715
Value at End of Year	19.481	23.384	20.370	18.527	20.493	23.887	19.319	16.520	19.331	18.264
No. of Units	43,441	45,681	53,914	49,188	59,056	74,809	90,436	115,361	115,880	124,476
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	28.562	24.917	22.697	25.143	29.352	23.774	20.361	23.861	22.577	16.979
Value at End of Year	23.758	28.562	24.917	22.697	25.143	29.352	23.774	20.361	23.861	22.577
No. of Units	587	533	16,237	16,247	17,000	19,240	27,793	30,069	14,712	16,058
Investment Quality Bond Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	25.579	24.834	24.184	24.764	23.845	24.692	23.311	21.906	20.705	18.700
Value at End of Year	24.978	25.579	24.834	24.184	24.764	23.845	24.692	23.311	21.906	20.705
No. of Units	180,097	217,395	219,547	267,410	302,508	367,093	449,344	552,300	615,985	797,313
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	21.807	21.182	20.638	21.143	20.369	21.103	19.933	18.741	17.722	16.014
Value at End of Year	21.283	21.807	21.182	20.638	21.143	20.369	21.103	19.933	18.741	17.722
No. of Units	85,839	91,482	95,230	95,735	111,363	123,685	144,599	187,978	242,054	280,533
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	22.378	21.770	21.243	21.796	21.029	21.819	20.641	19.435	18.406	16.658
Value at End of Year	21.809	22.378	21.770	21.243	21.796	21.029	21.819	20.641	19.435	18.406
No. of Units	32,038	36,759	51,669	50,922	51,153	58,700	71,620	77,618	108,136	143,907
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.081	20.518	20.031	20.563	19.849	20.605	19.502	18.372	17.409	15.762
Value at End of Year	20.534	21.081	20.518	20.031	20.563	19.849	20.605	19.502	18.372	17.409
No. of Units	27,038	47,687	56,211	57,071	68,206	94,261	110,342	135,263	147,247	167,575
Investment Quality Bond Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.086	19.558	19.084	19.581	18.893	19.586	18.543	17.460	16.527	14.960
Value at End of Year	19.592	20.086	19.558	19.084	19.581	18.893	19.586	18.543	17.460	16.527
No. of Units	160,581	166,547	201,074	231,865	287,050	362,481	442,322	499,027	578,212	633,173
No. of Units	153	736	3,470	3,506	3,938	5,152	4,781	4,976	5,420	8,290
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	19.930	19.415	18.954	19.458	18.783	19.482	18.454	17.385	16.464	14.910
Value at End of Year	19.430	19.930	19.415	18.954	19.458	18.783	19.482	18.454	17.385	16.464
No. of Units	60,778	122,843	69,556	77,155	93,687	102,345	121,695	170,216	213,486	224,131
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	19.468	18.993	18.570	19.092	18.458	19.174	18.189	17.161	16.276	14.762
Value at End of Year	18.951	19.468	18.993	18.570	19.092	18.458	19.174	18.189	17.161	16.276
No. of Units	66,693	104,877	90,944	116,946	140,291	147,616	160,390	162,711	195,178	209,592
No. of Units	2,623	2,772	2,908	3,045	3,198	3,344	3,390	3,525	3,513	3,971
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	19.316	18.855	18.444	18.972	18.351	19.072	18.101	17.087	16.214	14.713
Value at End of Year	18.794	19.316	18.855	18.444	18.972	18.351	19.072	18.101	17.087	16.214
No. of Units	23,774	35,664	23,319	13,336	14,085	11,732	18,354	16,438	15,836	21,110
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	17.157	16.772	16.432	16.928	16.398	17.068	16.224	15.338	14.576	13.247
Value at End of Year	16.668	17.157	16.772	16.432	16.928	16.398	17.068	16.224	15.338	14.576
No. of Units	4,213	4,226	3,851	10,298	10,216	11,772	11,745	13,850	15,088	16,357
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	10.614	11.007	9.828	7.628
Value at End of Year	—	—	—	—	—	—	—	10.614	11.007	9.828
No. of Units	—	—	—	—	—	—	—	556,693	123	123

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	12.766	13.244	—	—
Value at End of Year	—	—	—	—	—	—	—	12.766	—	—
No. of Units	—	—	—	—	—	—	—	141,227	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	12.639	13.132	—	—
Value at End of Year	—	—	—	—	—	—	—	12.639	—	—
No. of Units	—	—	—	—	—	—	—	88,419	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	12.596	13.095	—	—
Value at End of Year	—	—	—	—	—	—	—	12.596	—	—
No. of Units	—	—	—	—	—	—	—	60,476	—	—
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.685	13.182	11.791	9.173
Value at End of Year	—	—	—	—	—	—	—	12.685	13.182	11.791
No. of Units	—	—	—	—	—	—	—	70,940	796,368	967,997
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	12.643	13.145	11.763	9.156
Value at End of Year	—	—	—	—	—	—	—	12.643	13.145	11.763
No. of Units	—	—	—	—	—	—	—	90,299	295,160	280,948
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	12.517	13.033	11.681	9.106
Value at End of Year	—	—	—	—	—	—	—	12.517	13.033	11.681
No. of Units	—	—	—	—	—	—	—	18,752	122,008	148,206
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	12.475	12.996	11.654	9.089
Value at End of Year	—	—	—	—	—	—	—	12.475	12.996	11.654
No. of Units	—	—	—	—	—	—	—	14,680	96,643	109,336
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	12.351	12.886	11.573	9.039
Value at End of Year	—	—	—	—	—	—	—	12.351	12.886	11.573
No. of Units	—	—	—	—	—	—	—	241	242	2,612
Large Cap Value Trust (merged into Equity Income Trust eff 05-02-2011) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	17.143	15.777
Value at End of Year	—	—	—	—	—	—	—	—	18.518	17.143
No. of Units	—	—	—	—	—	—	—	—	263,553	338,289
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	17.086	15.732
Value at End of Year	—	—	—	—	—	—	—	—	18.447	17.086
No. of Units	—	—	—	—	—	—	—	—	227,803	254,188
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	16.916	15.599
Value at End of Year	—	—	—	—	—	—	—	—	18.236	16.916
No. of Units	—	—	—	—	—	—	—	—	34,710	40,639
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	16.860	15.555
Value at End of Year	—	—	—	—	—	—	—	—	18.166	16.860
No. of Units	—	—	—	—	—	—	—	—	83,597	85,049
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	16.692	15.423
Value at End of Year	—	—	—	—	—	—	—	—	17.959	16.692
No. of Units	—	—	—	—	—	—	—	—	7,565	7,411
Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	16.645	13.881	12.868	12.500	—	—	—	—	—	—
Value at End of Year	14.938	16.645	13.881	12.868	—	—	—	—	—	—
No. of Units	3,352	9,770	9,565	2,434	—	—	—	—	—	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	16.612	13.860	12.855	13.269	12.790	—	—	—	—	—
Value at End of Year	14.900	16.612	13.860	12.855	13.269	12.790	—	—	—	—
No. of Units	62,289	60,523	60,973	61,492	1,438	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	13.248	13.248	13.248	13.248	12.789	—	—	—	—	—
Value at End of Year	13.248	13.248	13.248	13.248	13.248	12.789	—	—	—	—
No. of Units	—	—	—	—	494	—	—	—	—	—
Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	16.510	13.792	12.811	13.243	12.784	—	—	—	—	—
Value at End of Year	14.783	16.510	13.792	12.811	13.243	12.784	—	—	—	—
No. of Units	4,139	9,541	9,690	9,696	14,359	—	—	—	—	—
No. of Units	—	—	151	846	834	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	16.476	13.771	12.797	13.236	12.784	—	—	—	—	—
Value at End of Year	14.746	16.476	13.771	12.797	13.236	12.784	—	—	—	—
No. of Units	106,778	107,761	108,699	109,570	110,600	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	16.376	13.708	12.758	13.215	12.782	—	—	—	—	—
Value at End of Year	16.376	16.376	13.708	12.758	13.215	12.782	—	—	—	—
No. of Units	—	31,124	31,124	31,124	31,124	—	—	—	—	—
No. of Units	—	—	3,059	3,063	3,066	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	12.745	12.745	12.745	13.208	12.780	—	—	—	—	—
Value at End of Year	12.745	12.745	12.745	12.745	13.208	12.780	—	—	—	—
No. of Units	—	—	—	1,295	1,303	—	—	—	—	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	15.004	13.567	12.986	13.183	12.636	—	—	—	—	—
Value at End of Year	14.127	15.004	13.567	12.986	13.183	12.636	—	—	—	—
No. of Units	85,710	76,234	87,295	70,954	54,346	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	14.974	13.546	12.973	12.500	—	—	—	—	—	—
Value at End of Year	14.092	14.974	13.546	12.973	—	—	—	—	—	—
No. of Units	26,697	24,141	23,902	24,516	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	14.883	13.484	12.933	12.500	—	—	—	—	—	—
Value at End of Year	13.985	14.883	13.484	12.933	—	—	—	—	—	—
No. of Units	11,897	4,448	4,475	3,527	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.852	13.464	12.919	12.500	—	—	—	—	—	—
Value at End of Year	13.949	14.852	13.464	12.919	—	—	—	—	—	—
No. of Units	36,853	11,633	16,179	12,153	—	—	—	—	—	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.884	13.477	12.927	13.158	12.638	12.500	—	—	—	—
Value at End of Year	13.976	14.884	13.477	12.927	13.158	12.638	—	—	—	—
No. of Units	1,203,291	1,334,383	1,407,541	1,325,617	1,146,886	21,107	—	—	—	—
No. of Units	180,720	274,189	283,557	333,170	345,838	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	14.854	13.457	12.913	13.151	12.638	—	—	—	—	—
Value at End of Year	13.940	14.854	13.457	12.913	13.151	12.638	—	—	—	—
No. of Units	7,842	11,624	27,191	30,718	32,801	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	14.763	13.395	12.873	13.130	12.636	12.500	—	—	—	—
Value at End of Year	13.835	14.763	13.395	12.873	13.130	12.636	—	—	—	—
No. of Units	349,096	394,516	591,200	526,768	401,763	41,163	—	—	—	—
No. of Units	212,662	312,257	426,799	527,228	545,278	—	—	—	—	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	16.870	15.337	14.769	15.094	14.555	—	—	—	—	—
Value at End of Year	15.777	16.870	15.337	14.769	15.094	14.555	—	—	—	—
No. of Units	16,137	16,740	16,912	17,584	9,061	—	—	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.903	13.201	12.844	13.022	12.531	—	—	—	—	—
Value at End of Year	13.418	13.903	13.201	12.844	13.022	12.531	—	—	—	—
No. of Units	90,477	117,213	103,389	116,133	79,756	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	13.874	13.181	12.830	12.500	—	—	—	—	—	—
Value at End of Year	13.384	13.874	13.181	12.830	—	—	—	—	—	—
No. of Units	3,793	4,577	2,012	1,241	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	13.790	13.120	12.791	12.994	12.529	—	—	—	—	—
Value at End of Year	13.282	13.790	13.120	12.791	12.994	12.529	—	—	—	—
No. of Units	55,202	582	776	588	5,113	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.762	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.249	13.762	—	—	—	—	—	—	—	—
No. of Units	14,901	76,747	—	—	—	—	—	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.784	13.114	12.786	12.990	12.515	12.500	—	—	—	—
Value at End of Year	13.276	13.784	13.114	12.786	12.990	12.515	—	—	—	—
No. of Units	532,661	492,007	588,284	476,619	444,472	7,626	—	—	—	—
No. of Units	129,042	138,926	147,502	151,938	136,106	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	13.756	13.094	12.772	12.500	—	—	—	—	—	—
Value at End of Year	13.243	13.756	13.094	12.772	—	—	—	—	—	—
No. of Units	5,363	4,891	5,702	7,460	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	13.672	13.034	12.733	12.962	12.513	—	—	—	—	—
Value at End of Year	13.142	13.672	13.034	12.733	12.962	12.513	—	—	—	—
No. of Units	325,719	287,652	303,452	303,935	288,456	—	—	—	—	—
No. of Units	99,492	113,373	122,190	131,737	139,384	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	13.644	13.014	12.720	12.955	12.513	—	—	—	—	—
Value at End of Year	13.109	13.644	13.014	12.720	12.955	12.513	—	—	—	—
No. of Units	3,070	2,569	2,021	1,960	1,962	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	14.551	13.900	12.500	—	—	—	—	—	—	—
Value at End of Year	13.960	14.551	13.900	—	—	—	—	—	—	—
No. of Units	474	776	401	—	—	—	—	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	15.781	13.800	13.070	13.290	12.714	—	—	—	—	—
Value at End of Year	14.586	15.781	13.800	13.070	13.290	12.714	—	—	—	—
No. of Units	198,633	270,714	98,973	38,841	27,687	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	15.749	13.779	13.057	13.283	12.713	—	—	—	—	—
Value at End of Year	14.549	15.749	13.779	13.057	13.283	12.713	—	—	—	—
No. of Units	118,403	123,414	42,325	22,344	21,969	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	15.653	13.716	13.016	13.262	12.712	—	—	—	—	—
Value at End of Year	14.439	15.653	13.716	13.016	13.262	12.712	—	—	—	—
No. of Units	13,683	17,825	28,546	22,945	22,278	—	—	—	—	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.621	13.695	13.003	13.255	12.712	—	—	—	—	—
Value at End of Year	14.403	15.621	13.695	13.003	13.255	12.712	—	—	—	—
No. of Units	29,195	44,119	24,876	10,676	1,831	—	—	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	15.657	13.720	13.020	13.257	12.716	12.500	—	—	—	—
Value at End of Year	14.442	15.657	13.720	13.020	13.257	12.716	—	—	—	—
No. of Units	15,516,834	18,233,782	7,460,869	3,233,121	3,055,192	91,194	—	—	—	—
No. of Units	756,418	951,805	755,354	658,140	653,694	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	15.625	13.699	13.007	13.250	12.715	—	—	—	—	—
Value at End of Year	14.405	15.625	13.699	13.007	13.250	12.715	—	—	—	—
No. of Units	102,651	100,149	87,406	54,522	50,939	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	15.530	13.636	12.966	13.228	12.714	12.500	—	—	—	—
Value at End of Year	14.296	15.530	13.636	12.966	13.228	12.714	—	—	—	—
No. of Units	9,797,319	11,725,945	5,565,365	2,248,452	2,063,401	160,362	—	—	—	—
No. of Units	818,693	907,775	609,766	537,618	530,545	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	15.498	13.615	12.953	13.221	12.713	—	—	—	—	—
Value at End of Year	14.260	15.498	13.615	12.953	13.221	12.713	—	—	—	—
No. of Units	1,678	18,348	7,858	591	594	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	18.573	16.340	15.569	15.916	15.327	—	—	—	—	—
Value at End of Year	17.063	18.573	16.340	15.569	15.916	15.327	—	—	—	—
No. of Units	37,766	43,617	12,946	15,488	13,733	—	—	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.620	13.445	12.944	13.133	12.595	—	—	—	—	—
Value at End of Year	13.878	14.620	13.445	12.944	13.133	12.595	—	—	—	—
No. of Units	69,658	15,306	10,718	7,372	2,625	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	14.590	13.425	12.931	13.126	12.594	—	—	—	—	—
Value at End of Year	13.843	14.590	13.425	12.931	13.126	12.594	—	—	—	—
No. of Units	1,179	1,185	3,548	896	899	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	14.501	13.363	12.890	13.105	12.593	—	—	—	—	—
Value at End of Year	13.738	14.501	13.363	12.890	13.105	12.593	—	—	—	—
No. of Units	12,838	19,925	19,936	7,094	7,103	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.472	13.343	12.877	13.098	12.593	—	—	—	—	—
Value at End of Year	13.703	14.472	13.343	12.877	13.098	12.593	—	—	—	—
No. of Units	11,897	11,043	4,242	722	133	—	—	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.513	13.365	12.893	13.109	12.606	12.500	—	—	—	—
Value at End of Year	13.749	14.513	13.365	12.893	13.109	12.606	—	—	—	—
No. of Units	318,236	334,760	335,892	363,371	370,372	3,510	—	—	—	—
No. of Units	128,142	188,801	204,384	223,746	267,727	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	14.483	13.345	12.500	—	—	—	—	—	—	—
Value at End of Year	13.714	14.483	13.345	—	—	—	—	—	—	—
No. of Units	8,783	16,400	12,950	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	14.395	13.284	12.840	13.081	12.604	—	—	—	—	—
Value at End of Year	13.611	14.395	13.284	12.840	13.081	12.604	—	—	—	—
No. of Units	240,910	306,059	259,460	239,197	194,418	—	—	—	—	—
No. of Units	208,570	225,776	270,306	318,724	372,707	—	—	—	—	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Managed Volatility Aggressive Portfolio (formerly Lifestyle Aggressive MVP) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	22.913	18.946	18.873	20.359	20.392	16.344	14.235	15.463	13.487	10.099
Value at End of Year	20.650	22.913	18.946	18.873	20.359	20.392	16.344	14.235	15.463	13.487
No. of Units	131,967	149,301	193,022	234,443	291,484	373,659	504,598	634,175	763,012	897,497
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	20.897	17.288	17.230	18.595	18.635	14.943	13.022	14.152	12.349	9.252
Value at End of Year	18.823	20.897	17.288	17.230	18.595	18.635	14.943	13.022	14.152	12.349
No. of Units	123,786	153,937	197,431	228,156	393,993	439,781	465,032	540,148	613,751	645,474
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	19.824	16.424	16.394	17.719	17.784	14.282	12.465	13.567	11.856	8.896
Value at End of Year	17.830	19.824	16.424	16.394	17.719	17.784	14.282	12.465	13.567	11.856
No. of Units	8,902	14,778	18,063	18,772	26,036	39,805	38,207	89,557	108,294	122,583
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.201	16.746	16.723	18.084	18.159	14.590	12.740	13.874	12.131	9.106
Value at End of Year	18.160	20.201	16.746	16.723	18.084	18.159	14.590	12.740	13.874	12.131
No. of Units	152,720	168,142	173,100	168,205	246,614	258,174	307,321	328,186	335,495	406,458
Managed Volatility Aggressive Portfolio (formerly Lifestyle Aggressive MVP) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	25.402	21.048	21.027	22.732	22.792	18.308	15.971	17.389	15.208	11.402
Value at End of Year	22.855	25.402	21.048	21.027	22.732	22.792	18.308	15.971	17.389	15.208
No. of Units	162,684	186,343	218,588	387,082	541,772	640,720	699,547	883,480	990,068	1,070,680
No. of Units	—	—	—	—	—	690	734	753	739	753
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	25.204	20.894	20.884	22.589	22.660	18.211	15.894	17.314	15.150	11.364
Value at End of Year	22.665	25.204	20.894	20.884	22.589	22.660	18.211	15.894	17.314	15.150
No. of Units	94,908	120,295	132,203	169,847	199,436	327,545	357,225	405,360	450,839	494,840
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	24.619	20.440	20.461	22.164	22.268	17.923	15.666	17.091	14.977	11.251
Value at End of Year	22.106	24.619	20.440	20.461	22.164	22.268	17.923	15.666	17.091	14.977
No. of Units	42,541	55,010	158,836	157,592	172,047	222,647	240,690	250,112	296,689	290,048
No. of Units	—	—	—	—	—	1,738	1,740	1,810	1,813	1,619
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	24.427	20.291	20.322	22.025	22.138	17.827	15.591	17.017	14.920	11.214
Value at End of Year	21.923	24.427	20.291	20.322	22.025	22.138	17.827	15.591	17.017	14.920
No. of Units	69,400	70,499	72,759	77,493	92,678	122,567	128,103	132,495	133,883	145,814
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	28.784	23.946	24.019	26.070	26.244	21.165	18.538	20.264	17.793	13.394
Value at End of Year	25.795	28.784	23.946	24.019	26.070	26.244	21.165	18.538	20.264	17.793
No. of Units	107	21,494	21,497	21,496	29,791	44,150	51,159	45,364	37,569	44,492
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	26.966	23.994	23.254	24.161	23.530	21.188	19.238	19.417	17.647	13.708
Value at End of Year	25.252	26.966	23.994	23.254	24.161	23.530	21.188	19.238	19.417	17.647
No. of Units	1,302,625	1,478,024	1,740,528	2,011,667	2,352,581	2,829,990	3,342,100	4,041,873	5,212,798	6,637,226
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	22.512	20.042	19.433	20.201	19.683	17.733	16.109	16.267	14.792	11.495
Value at End of Year	21.071	22.512	20.042	19.433	20.201	19.683	17.733	16.109	16.267	14.792
No. of Units	530,110	655,192	819,694	967,327	1,155,108	1,431,516	1,717,812	2,354,870	3,135,841	3,518,670
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	22.064	19.672	19.104	19.889	19.407	17.511	15.932	16.112	14.673	11.420
Value at End of Year	20.620	22.064	19.672	19.104	19.889	19.407	17.511	15.932	16.112	14.673
No. of Units	229,890	255,025	351,938	406,904	476,420	497,916	605,653	727,072	855,774	1,054,988
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.763	19.413	18.862	19.646	19.181	17.315	15.761	15.947	14.530	11.315
Value at End of Year	20.328	21.763	19.413	18.862	19.646	19.181	17.315	15.761	15.947	14.530
No. of Units	371,975	411,245	462,968	579,100	694,503	765,187	877,999	1,101,809	1,425,852	1,788,105

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	24.568	21.920	21.281	22.142	21.617	19.508	17.738	17.940	16.343	12.721
Value at End of Year	22.970	24.568	21.920	21.281	22.142	21.617	19.508	17.738	17.940	16.343
No. of Units	13,233,975	15,186,356	17,965,968	20,712,843	24,759,218	29,922,850	33,763,164	37,350,214	40,982,419	43,699,116
No. of Units	86,257	85,646	96,614	102,104	108,178	403,490	420,170	390,632	420,689	398,671
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	24.376	21.761	21.136	22.003	21.492	19.405	17.653	17.862	16.280	12.679
Value at End of Year	22.779	24.376	21.761	21.136	22.003	21.492	19.405	17.653	17.862	16.280
No. of Units	521,018	595,343	696,108	799,507	1,155,341	1,540,542	1,991,599	3,014,407	3,369,037	3,587,041
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	23.811	21.288	20.708	21.589	21.120	19.097	17.400	17.632	16.095	12.553
Value at End of Year	22.217	23.811	21.288	20.708	21.589	21.120	19.097	17.400	17.632	16.095
No. of Units	5,360,903	6,594,973	7,995,191	9,333,954	11,017,301	13,423,745	15,422,712	16,272,479	17,616,597	18,455,145
No. of Units	145,018	221,665	263,981	274,121	283,830	599,714	620,800	659,273	667,307	679,543
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	23.626	21.132	20.567	21.453	20.997	18.996	17.316	17.556	16.033	12.511
Value at End of Year	22.033	23.626	21.132	20.567	21.453	20.997	18.996	17.316	17.556	16.033
No. of Units	110,591	119,404	131,913	153,690	210,293	224,373	255,643	541,499	606,337	616,136
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	24.368	21.829	21.277	22.227	21.786	19.740	18.021	18.298	16.736	13.079
Value at End of Year	22.691	24.368	21.829	21.277	22.227	21.786	19.740	18.021	18.298	16.736
No. of Units	147,352	183,573	192,735	235,365	287,580	401,062	455,359	545,794	693,557	724,954
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	27.183	25.605	24.865	25.242	24.412	23.868	22.340	21.768	20.260	16.906
Value at End of Year	26.179	27.183	25.605	24.865	25.242	24.412	23.868	22.340	21.768	20.260
No. of Units	344,627	408,573	498,952	586,610	717,120	899,560	1,046,103	1,375,038	1,612,778	1,969,272
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	22.065	20.795	20.204	20.521	19.856	19.423	18.189	17.732	16.512	13.785
Value at End of Year	21.240	22.065	20.795	20.204	20.521	19.856	19.423	18.189	17.732	16.512
No. of Units	91,095	94,381	106,246	118,774	156,496	274,436	355,572	412,683	745,405	826,351
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	22.378	21.121	20.552	20.905	20.258	19.847	18.614	18.173	16.948	14.170
Value at End of Year	21.509	22.378	21.121	20.552	20.905	20.258	19.847	18.614	18.173	16.948
No. of Units	39,636	87,170	100,957	120,312	142,054	123,496	159,087	189,532	240,783	324,776
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.331	20.143	19.610	19.957	19.349	18.965	17.796	17.384	16.219	13.568
Value at End of Year	20.492	21.331	20.143	19.610	19.957	19.349	18.965	17.796	17.384	16.219
No. of Units	151,924	183,090	201,556	226,792	226,614	263,702	392,111	468,389	595,034	547,343
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.431	20.215	19.682	20.020	19.394	18.996	17.821	17.395	16.228	13.572
Value at End of Year	20.594	21.431	20.215	19.682	20.020	19.394	18.996	17.821	17.395	16.228
No. of Units	3,008,121	3,620,892	4,526,427	5,483,071	6,303,717	7,853,857	10,159,036	10,368,060	10,883,401	10,704,327
No. of Units	31,822	54,898	51,579	59,301	66,395	181,456	245,514	266,863	323,678	286,290
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	21.264	20.067	19.548	19.894	19.282	18.895	17.735	17.321	16.166	13.527
Value at End of Year	20.424	21.264	20.067	19.548	19.894	19.282	18.895	17.735	17.321	16.166
No. of Units	153,009	184,700	191,750	244,954	378,284	394,031	489,885	757,042	864,979	933,946
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	20.771	19.631	19.152	19.520	18.948	18.596	17.481	17.098	15.982	13.393
Value at End of Year	19.920	20.771	19.631	19.152	19.520	18.948	18.596	17.481	17.098	15.982
No. of Units	1,523,242	1,801,506	2,261,450	2,444,804	3,269,072	4,134,680	5,098,194	5,208,504	5,595,982	6,124,374
No. of Units	20,585	30,348	40,126	48,630	52,546	173,134	216,995	233,279	227,157	292,806
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	20.609	19.488	19.022	19.397	18.838	18.497	17.397	17.024	15.921	13.348
Value at End of Year	19.755	20.609	19.488	19.022	19.397	18.838	18.497	17.397	17.024	15.921
No. of Units	10,959	11,964	30,087	32,929	41,074	70,761	86,316	99,138	133,102	124,157

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	19.604	18.566	18.149	18.535	18.027	17.728	16.699	16.365	15.328	12.870
Value at End of Year	18.764	19.604	18.566	18.149	18.535	18.027	17.728	16.699	16.365	15.328
No. of Units	41,506	47,936	62,839	66,324	90,508	190,748	308,899	339,966	277,192	299,978
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	25.158	21.544	21.174	22.526	22.394	19.057	16.999	17.545	15.767	12.013
Value at End of Year	23.148	25.158	21.544	21.174	22.526	22.394	19.057	16.999	17.545	15.767
No. of Units	988,114	1,142,227	1,344,218	1,633,473	1,996,932	2,313,226	2,653,998	3,146,593	4,261,922	5,277,791
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	21.410	18.344	18.038	19.199	19.096	16.259	14.510	14.984	13.472	10.270
Value at End of Year	19.690	21.410	18.344	18.038	19.199	19.096	16.259	14.510	14.984	13.472
No. of Units	585,077	614,891	753,187	848,473	978,188	1,166,440	1,305,088	1,617,330	2,149,772	2,477,325
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	20.648	17.717	17.448	18.599	18.527	15.798	14.120	14.603	13.149	10.039
Value at End of Year	18.960	20.648	17.717	17.448	18.599	18.527	15.798	14.120	14.603	13.149
No. of Units	108,335	117,097	136,425	147,187	172,726	203,739	254,898	407,906	511,642	735,605
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.698	17.769	17.507	18.672	18.609	15.876	14.197	14.689	13.233	10.108
Value at End of Year	18.996	20.698	17.769	17.507	18.672	18.609	15.876	14.197	14.689	13.233
No. of Units	403,505	433,933	523,103	608,403	659,408	708,074	700,893	954,777	1,120,991	1,312,619
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	24.759	21.246	20.920	22.321	22.217	18.947	16.943	17.523	15.772	12.049
Value at End of Year	22.743	24.759	21.246	20.920	22.321	22.217	18.947	16.943	17.523	15.772
No. of Units	17,944,789	21,174,072	24,971,897	29,348,220	34,610,974	41,367,426	44,574,285	47,629,697	51,513,166	53,964,954
No. of Units	167,593	204,680	222,333	228,207	271,322	654,101	605,259	579,494	552,884	540,725
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	24.566	21.091	20.778	22.180	22.088	18.847	16.862	17.448	15.712	12.009
Value at End of Year	22.555	24.566	21.091	20.778	22.180	22.088	18.847	16.862	17.448	15.712
No. of Units	683,103	766,299	865,504	936,568	1,231,967	1,475,919	1,786,367	2,286,902	2,543,471	2,764,005
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	23.996	20.633	20.357	21.764	21.706	18.548	16.620	17.223	15.533	11.890
Value at End of Year	21.999	23.996	20.633	20.357	21.764	21.706	18.548	16.620	17.223	15.533
No. of Units	10,286,337	12,098,202	14,097,962	16,206,103	19,113,836	22,785,647	24,535,504	25,975,740	27,563,536	28,484,718
No. of Units	218,638	248,686	256,491	275,916	310,959	585,234	567,202	548,623	568,156	606,458
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	23.810	20.482	20.218	21.627	21.580	18.450	16.540	17.149	15.474	11.851
Value at End of Year	21.816	23.810	20.482	20.218	21.627	21.580	18.450	16.540	17.149	15.474
No. of Units	192,908	207,948	225,391	248,940	301,459	308,418	298,324	308,625	363,800	365,629
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	26.125	22.508	22.251	23.837	23.821	20.397	18.313	19.015	17.184	13.180
Value at End of Year	23.902	26.125	22.508	22.251	23.837	23.821	20.397	18.313	19.015	17.184
No. of Units	234,801	217,410	230,890	264,859	375,593	463,544	548,678	648,460	686,691	758,889
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	28.153	25.555	24.649	25.265	24.451	22.531	20.679	20.523	18.854	15.047
Value at End of Year	26.612	28.153	25.555	24.649	25.265	24.451	22.531	20.679	20.523	18.854
No. of Units	445,358	527,603	589,564	670,617	812,007	965,388	1,160,886	1,546,204	2,042,021	2,324,119
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	23.070	20.952	20.219	20.734	20.077	18.509	16.997	16.877	15.512	12.386
Value at End of Year	21.797	23.070	20.952	20.219	20.734	20.077	18.509	16.997	16.877	15.512
No. of Units	165,520	194,412	242,943	267,020	299,618	327,768	482,584	619,899	846,643	1,046,267
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	22.890	20.820	20.122	20.665	20.040	18.503	17.016	16.922	15.577	12.456
Value at End of Year	21.594	22.890	20.820	20.122	20.665	20.040	18.503	17.016	16.922	15.577
No. of Units	65,348	93,053	100,360	111,737	136,381	131,902	123,004	109,311	191,584	281,000

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	22.302	20.295	19.625	20.165	19.565	18.073	16.629	16.545	15.238	12.191
Value at End of Year	21.029	22.302	20.295	19.625	20.165	19.565	18.073	16.629	16.545	15.238
No. of Units	113,284	145,177	136,285	161,616	217,278	249,720	258,736	294,197	415,558	558,184
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	23.730	21.584	20.854	21.420	20.782	19.192	17.641	17.542	16.139	12.920
Value at End of Year	22.399	23.730	21.584	20.854	21.420	20.782	19.192	17.641	17.542	16.139
No. of Units	4,284,178	5,051,102	5,964,471	6,924,731	8,219,300	9,624,758	11,121,184	11,881,376	12,624,624	13,307,222
No. of Units	83,038	100,585	122,279	140,692	156,473	347,776	375,367	375,890	369,706	353,842
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	23.545	21.427	20.712	21.285	20.661	19.091	17.557	17.466	16.077	12.877
Value at End of Year	22.213	23.545	21.427	20.712	21.285	20.661	19.091	17.557	17.466	16.077
No. of Units	192,757	207,961	260,562	299,728	383,713	474,764	611,839	845,487	1,167,013	1,348,171
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	22.999	20.961	20.293	20.885	20.304	18.788	17.305	17.241	15.894	12.750
Value at End of Year	21.666	22.999	20.961	20.293	20.885	20.304	18.788	17.305	17.241	15.894
No. of Units	1,996,539	2,388,420	2,822,348	3,177,768	3,888,262	4,406,629	4,991,449	5,834,035	6,334,861	6,462,910
No. of Units	15,801	16,215	34,049	39,029	53,555	345,064	364,007	408,250	397,669	286,993
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	22.820	20.808	20.155	20.754	20.186	18.689	17.221	17.167	15.834	12.707
Value at End of Year	21.486	22.820	20.808	20.155	20.754	20.186	18.689	17.221	17.167	15.834
No. of Units	34,236	40,570	46,342	74,878	80,230	83,665	83,907	95,071	122,186	132,360
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	22.582	20.622	20.004	20.630	20.095	18.633	17.196	17.167	15.857	12.746
Value at End of Year	21.230	22.582	20.622	20.004	20.630	20.095	18.633	17.196	17.167	15.857
No. of Units	44,089	56,622	69,265	106,470	98,605	135,994	201,866	274,995	326,195	281,619
Mid Cap Index Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	43.364	38.027	32.153	33.525	31.139	23.774	20.554	21.355	17.215	12.784
Value at End of Year	37.802	43.364	38.027	32.153	33.525	31.139	23.774	20.554	21.355	17.215
No. of Units	232,051	263,772	117,681	132,804	149,770	167,425	194,677	261,351	375,446	426,012
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	39.922	35.026	29.631	30.911	28.725	21.942	18.979	19.729	15.913	11.823
Value at End of Year	34.784	39.922	35.026	29.631	30.911	28.725	21.942	18.979	19.729	15.913
No. of Units	85,915	118,410	50,029	56,266	56,435	83,973	96,565	149,821	191,448	216,784
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	41.801	36.729	31.119	32.511	30.258	23.147	20.052	20.876	16.863	12.547
Value at End of Year	36.366	41.801	36.729	31.119	32.511	30.258	23.147	20.052	20.876	16.863
No. of Units	23,057	23,690	3,891	3,838	4,048	8,302	8,177	10,358	17,332	25,502
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	38.593	33.928	28.759	30.062	27.992	21.424	18.569	19.341	15.631	11.637
Value at End of Year	33.559	38.593	33.928	28.759	30.062	27.992	21.424	18.569	19.341	15.631
No. of Units	43,430	50,439	33,100	40,803	46,272	47,241	50,508	76,929	108,368	118,135
Mid Cap Index Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	39.299	34.553	29.263	30.577	28.460	21.772	18.853	19.631	15.847	11.801
Value at End of Year	34.181	39.299	34.553	29.263	30.577	28.460	21.772	18.853	19.631	15.847
No. of Units	132,304	158,239	112,819	119,576	127,228	138,034	171,993	255,955	281,383	317,038
No. of Units	1,991	2,003	2,668	3,381	3,724	6,665	7,591	8,282	8,332	7,471
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	38.993	34.301	29.064	30.384	28.294	21.657	18.762	19.546	15.787	11.762
Value at End of Year	33.898	38.993	34.301	29.064	30.384	28.294	21.657	18.762	19.546	15.787
No. of Units	77,880	100,448	64,092	57,586	64,154	73,428	102,783	158,283	185,728	197,760
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	38.089	33.555	28.475	29.814	27.804	21.313	18.493	19.294	15.607	11.646
Value at End of Year	33.062	38.089	33.555	28.475	29.814	27.804	21.313	18.493	19.294	15.607
No. of Units	38,802	44,382	36,932	34,977	50,436	67,935	66,141	98,716	108,247	105,123
No. of Units	532	522	—	487	482	509	533	535	684	865

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	37.792	33.311	28.282	29.626	27.643	21.200	18.404	19.211	15.548	11.607
Value at End of Year	32.788	37.792	33.311	28.282	29.626	27.643	21.200	18.404	19.211	15.548
No. of Units	12,575	15,176	9,181	15,157	17,097	17,832	29,014	34,671	42,175	49,079
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	44.658	39.421	33.520	35.165	32.861	25.240	21.944	22.941	18.594	13.902
Value at End of Year	38.686	44.658	39.421	33.520	35.165	32.861	25.240	21.944	22.941	18.594
No. of Units	1,323	1,362	1,412	2,033	2,035	2,543	2,665	2,462	2,478	4,739
Mid Cap Stock Trust - Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	33.766	26.677	26.935	26.560	24.973	18.538	4.535	5.072	4.185	3.236
Value at End of Year	32.725	33.766	26.677	26.935	26.560	24.973	18.538	4.535	5.072	4.185
No. of Units	375,563	423,460	507,320	583,033	669,986	796,545	988,523	1,257,547	1,704,066	2,208,652
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	34.510	27.279	27.557	27.187	25.575	18.994	15.794	17.674	14.591	11.287
Value at End of Year	33.430	34.510	27.279	27.557	27.187	25.575	18.994	15.794	17.674	14.591
No. of Units	138,847	153,863	190,739	234,237	248,721	333,916	423,585	571,771	779,708	881,475
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	33.786	26.747	27.060	26.736	25.189	18.735	15.602	17.486	4.564	3.536
Value at End of Year	32.680	33.786	26.747	27.060	26.736	25.189	18.735	15.602	17.486	4.564
No. of Units	48,948	65,514	76,598	86,065	97,793	126,626	160,427	188,356	252,555	315,960
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	33.361	26.424	26.746	26.440	24.922	18.546	15.452	17.327	14.332	11.110
Value at End of Year	32.252	33.361	26.424	26.746	26.440	24.922	18.546	15.452	17.327	14.332
No. of Units	109,668	128,293	151,232	183,109	209,836	249,680	303,802	371,929	471,212	519,854
Mid Cap Stock Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	42.013	33.266	33.649	33.260	31.329	23.309	19.404	21.750	17.987	13.940
Value at End of Year	40.655	42.013	33.266	33.649	33.260	31.329	23.309	19.404	21.750	17.987
No. of Units	98,482	113,708	151,869	191,513	227,935	291,750	347,460	428,245	475,304	536,777
No. of Units	107	118	8,002	7,943	793	809	1,042	12,273	1,116	15,545
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	41.685	33.023	33.420	33.051	31.147	23.185	19.311	21.656	17.919	13.894
Value at End of Year	40.318	41.685	33.023	33.420	33.051	31.147	23.185	19.311	21.656	17.919
No. of Units	102,853	102,765	116,342	129,432	149,750	222,709	259,128	371,960	440,063	479,496
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	40.719	32.306	32.743	32.430	30.608	22.818	19.034	21.377	17.714	13.756
Value at End of Year	39.324	40.719	32.306	32.743	32.430	30.608	22.818	19.034	21.377	17.714
No. of Units	42,310	38,628	52,781	53,082	55,319	73,788	86,163	94,394	100,869	112,677
No. of Units	964	1,060	1,060	1,204	1,337	1,530	1,640	1,640	1,640	1,640
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	40.401	32.070	32.520	32.225	30.430	22.697	18.942	21.285	17.647	13.711
Value at End of Year	38.998	40.401	32.070	32.520	32.225	30.430	22.697	18.942	21.285	17.647
No. of Units	30,347	35,790	47,321	54,777	63,445	87,348	96,059	127,159	143,232	181,050
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	44.067	35.032	35.577	35.307	33.391	24.942	20.847	23.461	19.480	15.158
Value at End of Year	42.472	44.067	35.032	35.577	35.307	33.391	24.942	20.847	23.461	19.480
No. of Units	1,690	1,539	2,875	6,012	4,145	11,473	14,075	14,545	15,173	15,423
Mid Value Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	34.027	31.012	25.396	26.709	24.526	18.957	16.108	17.207	—	—
Value at End of Year	29.869	34.027	31.012	25.396	26.709	24.526	18.957	16.108	—	—
No. of Units	137,583	159,147	202,926	223,903	287,515	345,039	404,795	509,029	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	33.812	30.831	25.260	26.581	24.420	18.885	16.055	17.158	—	—
Value at End of Year	29.665	33.812	30.831	25.260	26.581	24.420	18.885	16.055	—	—
No. of Units	126,661	151,466	173,069	177,213	213,806	289,486	338,814	444,495	—	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	33.176	30.296	24.859	26.198	24.104	18.668	15.895	17.013	—	—
Value at End of Year	29.063	33.176	30.296	24.859	26.198	24.104	18.668	15.895	—	—
No. of Units	12,160	14,702	15,468	18,474	22,581	30,462	36,444	45,338	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	32.966	30.120	24.727	26.071	24.000	18.597	15.842	16.965	—	—
Value at End of Year	28.865	32.966	30.120	24.727	26.071	24.000	18.597	15.842	—	—
No. of Units	62,093	74,337	84,848	94,634	112,252	130,726	157,281	191,008	—	—
Mid Value Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	33.440	30.539	25.058	26.411	24.298	18.818	16.024	17.137	15.031	10.455
Value at End of Year	29.326	33.440	30.539	25.058	26.411	24.298	18.818	16.024	17.137	15.031
No. of Units	96,137	109,258	125,998	145,781	185,720	232,201	284,031	393,183	1,190,045	1,446,915
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	33.229	30.361	24.925	26.284	24.193	18.746	15.970	17.088	14.996	10.436
Value at End of Year	29.126	33.229	30.361	24.925	26.284	24.193	18.746	15.970	17.088	14.996
No. of Units	121,915	136,171	180,243	182,937	224,033	296,791	360,623	520,755	1,236,802	1,367,042
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	32.603	29.834	24.529	25.905	23.881	18.532	15.811	16.943	14.891	10.378
Value at End of Year	28.534	32.603	29.834	24.529	25.905	23.881	18.532	15.811	16.943	14.891
No. of Units	13,943	14,129	21,072	22,652	32,925	50,542	68,698	93,188	179,746	220,466
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	32.398	29.660	24.398	25.780	23.777	18.461	15.759	16.895	14.857	10.359
Value at End of Year	28.340	32.398	29.660	24.398	25.780	23.777	18.461	15.759	16.895	14.857
No. of Units	30,756	33,637	39,571	47,318	70,057	89,602	92,921	111,335	399,058	462,509
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	31.788	29.146	24.011	25.409	23.470	18.250	15.602	16.752	14.753	10.303
Value at End of Year	27.765	31.788	29.146	24.011	25.409	23.470	18.250	15.602	16.752	14.753
No. of Units	2,828	3,416	4,811	748	5,404	9,462	16,490	20,271	31,076	33,527
Money Market Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	13.249	13.377	13.576	13.788	14.003	14.221	14.443	14.657	14.886	15.089
Value at End of Year	13.246	13.249	13.377	13.576	13.788	14.003	14.221	14.443	14.657	14.886
No. of Units	421,018	514,365	574,011	630,224	789,700	1,077,403	1,272,780	2,166,890	2,074,936	2,889,659
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	11.619	11.736	11.917	12.109	12.304	12.502	12.703	12.898	13.106	13.291
Value at End of Year	11.610	11.619	11.736	11.917	12.109	12.304	12.502	12.703	12.898	13.106
No. of Units	106,610	141,209	282,860	316,134	389,519	610,022	737,048	1,127,785	1,059,983	1,287,967
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	11.565	11.699	11.897	12.107	12.321	12.537	12.759	12.974	13.203	13.409
Value at End of Year	11.538	11.565	11.699	11.897	12.107	12.321	12.537	12.759	12.974	13.203
No. of Units	58,676	72,403	96,130	116,773	128,779	152,116	752,294	772,168	281,365	947,911
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.232	11.368	11.566	11.776	11.990	12.207	12.429	12.645	12.874	13.082
Value at End of Year	11.201	11.232	11.368	11.566	11.776	11.990	12.207	12.429	12.645	12.874
No. of Units	75,444	98,983	106,755	121,099	155,140	177,638	229,345	284,332	604,591	630,457
Money Market Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	11.342	11.473	11.653	11.835	12.019	12.206	12.397	12.581	12.777	12.967
Value at End of Year	11.315	11.342	11.473	11.653	11.835	12.019	12.206	12.397	12.581	12.777
No. of Units	1,192,268	1,531,721	1,878,032	2,196,396	2,772,921	3,741,144	5,728,789	7,703,231	6,893,818	10,499,581
No. of Units	45,128	49,964	61,019	64,708	93,196	105,337	114,405	131,561	123,339	154,100
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	11.253	11.390	11.573	11.760	11.950	12.141	12.337	12.527	12.729	12.924
Value at End of Year	11.222	11.253	11.390	11.573	11.760	11.950	12.141	12.337	12.527	12.729
No. of Units	77,177	85,287	169,291	235,666	265,043	351,367	589,223	925,424	949,963	1,319,445

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	10.992	11.142	11.339	11.539	11.743	11.949	12.160	12.365	12.583	12.796
Value at End of Year	10.945	10.992	11.142	11.339	11.539	11.743	11.949	12.160	12.365	12.583
No. of Units	637,289	771,712	903,533	1,045,273	1,363,747	1,914,798	2,872,440	2,913,330	2,978,809	4,077,663
No. of Units	15,093	16,552	29,559	32,599	36,331	61,589	109,304	208,776	213,467	220,182
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	10.907	11.061	11.262	11.466	11.674	11.886	12.102	12.312	12.536	12.753
Value at End of Year	10.854	10.907	11.061	11.262	11.466	11.674	11.886	12.102	12.312	12.536
No. of Units	33,916	38,322	53,642	91,276	102,956	120,224	160,658	231,134	217,948	315,815
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	10.776	10.945	11.160	11.380	11.604	11.831	12.065	12.293	12.535	12.772
Value at End of Year	10.708	10.776	10.945	11.160	11.380	11.604	11.831	12.065	12.293	12.535
No. of Units	33	88	7,942	11,710	19,794	28,125	43,581	48,648	51,662	60,940
Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	34.332	33.885	34.341	43.803	38.727	24.753
Value at End of Year	—	—	—	—	—	34.332	33.885	34.341	43.803	38.727
No. of Units	—	—	—	—	—	228,213	305,999	422,770	520,967	605,515
No. of Units	—	—	—	—	—	3,121	3,862	3,915	3,257	3,576
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	34.150	33.722	34.193	43.636	38.598	24.683
Value at End of Year	—	—	—	—	—	34.150	33.722	34.193	43.636	38.598
No. of Units	—	—	—	—	—	120,688	148,655	199,670	272,372	284,818
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	33.608	33.236	33.752	43.137	38.214	24.475
Value at End of Year	—	—	—	—	—	33.608	33.236	33.752	43.137	38.214
No. of Units	—	—	—	—	—	71,754	53,993	124,683	135,999	149,693
No. of Units	—	—	—	—	—	751	710	703	128	468
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	33.429	33.076	33.606	42.972	38.087	24.405
Value at End of Year	—	—	—	—	—	33.429	33.076	33.606	42.972	38.087
No. of Units	—	—	—	—	—	48,364	90,719	106,955	114,915	133,685
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	32.898	32.600	33.172	42.481	37.709	24.199
Value at End of Year	—	—	—	—	—	32.898	32.600	33.172	42.481	37.709
No. of Units	—	—	—	—	—	2,326	4,917	7,475	9,460	13,385
Overseas Equity Trust (merged into International Value Trust eff 05-03-2010) - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.218
Value at End of Year	—	—	—	—	—	—	—	—	—	14.408
No. of Units	—	—	—	—	—	—	—	—	—	24,422
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.197
Value at End of Year	—	—	—	—	—	—	—	—	—	14.374
No. of Units	—	—	—	—	—	—	—	—	—	13,835
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.136
Value at End of Year	—	—	—	—	—	—	—	—	—	14.274
No. of Units	—	—	—	—	—	—	—	—	—	7,639
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.115
Value at End of Year	—	—	—	—	—	—	—	—	—	14.241
No. of Units	—	—	—	—	—	—	—	—	—	7,384
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.054
Value at End of Year	—	—	—	—	—	—	—	—	—	14.141
No. of Units	—	—	—	—	—	—	—	—	—	1,677

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010)
Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	8.443
Value at End of Year	—	—	—	—	—	—	—	—	—	11.000
No. of Units	—	—	—	—	—	—	—	—	—	309,769
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.736
Value at End of Year	—	—	—	—	—	—	—	—	—	15.284
No. of Units	—	—	—	—	—	—	—	—	—	99,397
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.186
Value at End of Year	—	—	—	—	—	—	—	—	—	13.245
No. of Units	—	—	—	—	—	—	—	—	—	21,460
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.552
Value at End of Year	—	—	—	—	—	—	—	—	—	15.013
No. of Units	—	—	—	—	—	—	—	—	—	22,002
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010)
Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.456
Value at End of Year	—	—	—	—	—	—	—	—	—	17.482
No. of Units	—	—	—	—	—	—	—	—	—	107,111
No. of Units	—	—	—	—	—	—	—	—	—	4,672
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.412
Value at End of Year	—	—	—	—	—	—	—	—	—	17.415
No. of Units	—	—	—	—	—	—	—	—	—	67,253
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.279
Value at End of Year	—	—	—	—	—	—	—	—	—	17.217
No. of Units	—	—	—	—	—	—	—	—	—	34,533
No. of Units	—	—	—	—	—	—	—	—	—	1,767
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.235
Value at End of Year	—	—	—	—	—	—	—	—	—	17.151
No. of Units	—	—	—	—	—	—	—	—	—	13,437
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.554
Value at End of Year	—	—	—	—	—	—	—	—	—	22.714
No. of Units	—	—	—	—	—	—	—	—	—	3,162
PIMCO VIT All Asset Portfolio - Class M Shares (units first credited 05-01-2004)
Contracts with no Optional Benefits
Value at Start of Year	20.911	18.763	16.925	18.956	19.206	19.526	17.299	17.282	15.573	13.037
Value at End of Year	19.436	20.911	18.763	16.925	18.956	19.206	19.526	17.299	17.282	15.573
No. of Units	38,201	53,736	67,357	83,665	120,924	162,670	192,455	261,377	299,325	234,670
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	20.769	18.644	16.827	18.855	19.113	19.441	17.233	17.224	15.529	13.007
Value at End of Year	19.294	20.769	18.644	16.827	18.855	19.113	19.441	17.233	17.224	15.529
No. of Units	15,384	20,665	24,902	37,145	66,877	88,738	112,291	142,517	179,804	150,161
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	20.347	18.293	16.535	18.555	18.838	19.190	17.036	17.053	15.397	12.916
Value at End of Year	18.874	20.347	18.293	16.535	18.555	18.838	19.190	17.036	17.053	15.397
No. of Units	8,891	9,041	9,172	14,081	14,222	112,071	116,292	28,616	23,829	22,111
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	20.209	18.178	16.439	18.457	18.747	19.107	16.970	16.996	15.354	12.886
Value at End of Year	18.736	20.209	18.178	16.439	18.457	18.747	19.107	16.970	16.996	15.354
No. of Units	10,063	22,936	26,066	40,796	64,971	72,450	84,752	83,914	88,601	45,118

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	18.477	18.860	16.777	16.827	15.224	12.796
Value at End of Year	—	—	—	—	—	18.477	18.860	16.777	16.827	15.224
No. of Units	—	—	—	—	—	1,652	14,813	15,167	15,711	16,672
Real Estate Securities Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	48.887	46.734	44.391	43.910	33.853	34.417	29.812	27.659	21.743	16.964
Value at End of Year	46.463	48.887	46.734	44.391	43.910	33.853	34.417	29.812	27.659	21.743
No. of Units	83,452	100,496	130,000	146,841	170,275	195,406	216,713	285,296	373,908	439,849
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	48.997	46.863	44.536	44.075	33.998	34.581	29.969	27.819	21.879	17.079
Value at End of Year	46.545	48.997	46.863	44.536	44.075	33.998	34.581	29.969	27.819	21.879
No. of Units	40,633	49,092	55,930	58,585	65,190	73,742	97,674	127,292	195,181	221,055
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	51.317	49.155	46.785	46.370	35.821	36.491	31.672	29.443	23.191	18.131
Value at End of Year	48.675	51.317	49.155	46.785	46.370	35.821	36.491	31.672	29.443	23.191
No. of Units	7,181	16,936	16,774	18,299	20,797	20,215	26,781	20,118	27,175	33,756
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	47.366	45.393	43.226	42.864	33.130	33.766	29.322	27.272	21.492	16.810
Value at End of Year	44.905	47.366	45.393	43.226	42.864	33.130	33.766	29.322	27.272	21.492
No. of Units	19,977	30,090	42,437	47,865	60,983	62,401	65,337	78,812	86,525	97,775
Real Estate Securities Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	43.782	41.924	39.908	39.556	30.545	31.139	27.013	25.114	19.792	15.458
Value at End of Year	41.535	43.782	41.924	39.908	39.556	30.545	31.139	27.013	25.114	19.792
No. of Units	53,928	63,565	78,257	93,323	114,333	129,551	176,157	213,633	273,909	275,893
No. of Units	1,022	1,070	1,276	1,398	2,841	1,857	2,015	2,414	2,433	3,184
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	43.441	41.618	39.637	39.307	30.367	30.974	26.883	25.006	19.716	15.406
Value at End of Year	41.190	43.441	41.618	39.637	39.307	30.367	30.974	26.883	25.006	19.716
No. of Units	43,546	54,583	68,406	76,343	109,822	117,373	141,350	209,342	251,036	261,748
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	42.433	40.714	38.834	38.568	29.841	30.483	26.497	24.683	19.491	15.254
Value at End of Year	40.175	42.433	40.714	38.834	38.568	29.841	30.483	26.497	24.683	19.491
No. of Units	19,839	22,197	38,957	43,572	54,596	64,663	63,632	77,029	82,567	84,970
No. of Units	2,172	2,280	2,269	2,111	2,218	2,395	2,456	2,458	2,454	2,627
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	42.103	40.417	38.570	38.325	29.668	30.322	26.369	24.577	19.417	15.203
Value at End of Year	39.842	42.103	40.417	38.570	38.325	29.668	30.322	26.369	24.577	19.417
No. of Units	22,620	25,714	28,912	31,890	32,801	32,671	37,472	44,167	54,836	49,418
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	40.131	38.582	36.873	36.695	28.448	29.119	25.361	23.673	18.731	14.688
Value at End of Year	37.918	40.131	38.582	36.873	36.695	28.448	29.119	25.361	23.673	18.731
No. of Units	623	652	682	713	2,334	4,673	6,579	9,175	8,863	8,975
Real Return Bond Trust (merged into Bond Trust eff 04-28-2016) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	16.842	17.653	17.151	19.231	17.989	16.332	15.264	13.003
Value at End of Year	—	—	—	16.842	17.653	17.151	19.231	17.989	16.332	15.264
No. of Units	—	—	—	187,403	261,357	280,916	429,028	530,604	596,168	679,447
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	16.735	17.550	17.060	19.139	17.912	16.270	15.213	12.966
Value at End of Year	—	—	—	16.735	17.550	17.060	19.139	17.912	16.270	15.213
No. of Units	—	—	—	72,961	81,372	145,654	222,110	346,748	438,467	494,442
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	16.420	17.246	16.789	18.863	17.681	16.084	15.062	12.856
Value at End of Year	—	—	—	16.420	17.246	16.789	18.863	17.681	16.084	15.062
No. of Units	—	—	—	35,038	42,662	57,211	95,031	101,928	107,712	111,834

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	16.317	17.145	16.700	18.772	17.604	16.022	15.012	12.820
Value at End of Year	—	—	—	16.317	17.145	16.700	18.772	17.604	16.022	15.012
No. of Units	—	—	—	53,053	56,043	58,248	90,530	91,784	108,008	298,494
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	16.010	16.848	16.435	18.502	17.377	15.839	14.862	12.711
Value at End of Year	—	—	—	16.010	16.848	16.435	18.502	17.377	15.839	14.862
No. of Units	—	—	—	4,022	4,463	6,267	14,120	15,895	21,337	25,406
Science & Technology Trust - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	31.681	22.797	21.362	20.335	18.294	12.945	11.904	13.105	10.681	6.595
Value at End of Year	31.001	31.681	22.797	21.362	20.335	18.294	12.945	11.904	13.105	10.681
No. of Units	380,338	454,931	545,667	615,619	728,431	856,659	1,038,892	1,222,854	1,527,432	1,857,576
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	17.584	12.659	11.868	11.303	10.174	7.203	6.627	7.299	5.952	3.677
Value at End of Year	17.197	17.584	12.659	11.868	11.303	10.174	7.203	6.627	7.299	5.952
No. of Units	175,974	206,791	227,734	255,955	296,996	391,074	480,361	624,932	1,003,138	1,173,157
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	11.430	8.241	7.737	7.380	6.653	4.717	4.347	4.795	3.915	2.422
Value at End of Year	11.162	11.430	8.241	7.737	7.380	6.653	4.717	4.347	4.795	3.915
No. of Units	109,852	120,941	135,068	163,652	177,597	215,151	319,791	376,164	479,401	599,223
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.998	12.262	11.519	10.993	9.914	7.033	6.484	7.155	5.846	3.619
Value at End of Year	16.591	16.998	12.262	11.519	10.993	9.914	7.033	6.484	7.155	5.846
No. of Units	118,661	133,874	160,103	178,593	185,745	208,602	256,745	321,410	384,748	434,307
Science & Technology Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	43.029	31.033	29.142	27.792	25.046	17.755	16.361	18.056	14.742	9.122
Value at End of Year	42.032	43.029	31.033	29.142	27.792	25.046	17.755	16.361	18.056	14.742
No. of Units	89,783	86,552	96,031	124,177	124,571	160,172	228,334	304,369	326,403	460,461
No. of Units	259	274	488	605	848	1,304	1,723	1,845	1,771	2,123
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	42.694	30.807	28.944	27.617	24.900	17.661	16.282	17.978	14.686	9.092
Value at End of Year	41.684	42.694	30.807	28.944	27.617	24.900	17.661	16.282	17.978	14.686
No. of Units	83,249	82,302	91,559	96,401	128,758	122,546	147,136	194,626	267,066	292,451
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	41.704	30.138	28.357	27.098	24.469	17.381	16.048	17.746	14.519	9.002
Value at End of Year	40.656	41.704	30.138	28.357	27.098	24.469	17.381	16.048	17.746	14.519
No. of Units	31,480	31,628	39,987	44,895	43,911	53,621	43,244	55,044	81,805	85,589
No. of Units	720	984	1,011	1,099	1,158	1,225	1,302	1,392	1,430	3,188
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	41.379	29.918	28.164	26.927	24.327	17.289	15.971	17.670	14.463	8.972
Value at End of Year	40.319	41.379	29.918	28.164	26.927	24.327	17.289	15.971	17.670	14.463
No. of Units	13,836	13,382	28,477	27,004	29,014	28,578	35,495	38,120	28,808	32,035
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	47.774	34.593	32.615	31.229	28.256	20.111	18.606	20.616	16.900	10.499
Value at End of Year	46.480	47.774	34.593	32.615	31.229	28.256	20.111	18.606	20.616	16.900
No. of Units	782	782	7,779	7,779	8,510	8,511	8,733	8,972	1,828	9,650
Short Term Government Income Trust - Series I Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.002	12.120	12.239	12.351	12.402	12.705	12.751	12.601	12.500	—
Value at End of Year	11.915	12.002	12.120	12.239	12.351	12.402	12.705	12.751	12.601	—
No. of Units	257,722	305,250	356,073	412,969	471,521	568,865	706,370	829,531	1,126,312	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	11.956	12.080	12.205	12.322	12.379	12.689	12.740	12.596	12.500	—
Value at End of Year	11.864	11.956	12.080	12.205	12.322	12.379	12.689	12.740	12.596	—
No. of Units	119,650	125,732	165,306	184,590	235,714	267,098	298,633	385,567	567,924	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	11.819	11.959	12.101	12.236	12.311	12.638	12.708	12.584	12.500	—
Value at End of Year	11.710	11.819	11.959	12.101	12.236	12.311	12.638	12.708	12.584	—
No. of Units	23,623	23,933	24,751	34,752	83,687	109,399	131,988	118,587	180,974	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.774	11.920	12.067	12.208	12.289	12.621	12.698	12.579	12.500	—
Value at End of Year	11.660	11.774	11.920	12.067	12.208	12.289	12.621	12.698	12.579	—
No. of Units	41,303	43,895	59,310	59,414	67,930	79,312	92,377	146,044	196,627	—
Short Term Government income Trust - Series II Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.821	11.961	12.093	12.238	12.313	12.639	12.710	12.585	12.500	—
Value at End of Year	11.712	11.821	11.961	12.093	12.238	12.313	12.639	12.710	12.585	—
No. of Units	189,845	210,050	257,987	277,085	390,040	449,979	575,228	725,137	828,626	—
No. of Units	238	239	3,829	3,709	3,868	7,380	6,446	5,883	6,084	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	11.776	11.921	12.059	12.209	12.290	12.622	12.699	12.581	12.500	—
Value at End of Year	11.661	11.776	11.921	12.059	12.209	12.290	12.622	12.699	12.581	—
No. of Units	120,239	96,946	96,132	127,512	151,127	177,482	292,175	378,659	452,994	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	11.641	11.802	11.957	12.124	12.223	12.572	12.667	12.568	12.500	—
Value at End of Year	11.511	11.641	11.802	11.957	12.124	12.223	12.572	12.667	12.568	—
No. of Units	60,547	65,037	79,440	74,975	78,270	50,406	82,064	86,627	75,568	—
No. of Units	666	666	667	667	1,180	1,211	1,244	609	644	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	11.596	11.763	11.923	12.096	12.200	12.555	12.657	12.564	12.500	—
Value at End of Year	11.461	11.596	11.763	11.923	12.096	12.200	12.555	12.657	12.564	—
No. of Units	46,468	53,723	56,442	33,051	38,081	45,759	48,021	109,605	146,150	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	11.464	11.646	11.822	12.011	12.133	12.505	12.625	12.551	12.500	—
Value at End of Year	11.313	11.464	11.646	11.822	12.011	12.133	12.505	12.625	12.551	—
No. of Units	1,701	1,671	1,697	2,680	2,711	2,742	3,417	4,511	2,798	—
Small Cap Growth Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	32.602	26.220	26.071	29.115	27.548	19.458	16.995	18.562	—	—
Value at End of Year	30.350	32.602	26.220	26.071	29.115	27.548	19.458	16.995	—	—
No. of Units	31,605	40,780	48,480	58,004	48,794	57,202	61,638	81,788	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	32.396	26.067	25.932	28.975	27.429	19.383	16.939	18.509	—	—
Value at End of Year	30.143	32.396	26.067	25.932	28.975	27.429	19.383	16.939	—	—
No. of Units	21,760	21,836	24,114	25,906	26,608	33,055	31,691	47,553	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	31.786	25.615	25.521	28.558	27.075	19.161	16.770	18.353	—	—
Value at End of Year	29.531	31.786	25.615	25.521	28.558	27.075	19.161	16.770	—	—
No. of Units	2,759	3,634	5,178	7,144	7,043	13,364	9,732	11,783	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	31.585	25.466	25.385	28.420	26.957	19.088	16.714	18.301	—	—
Value at End of Year	29.330	31.585	25.466	25.385	28.420	26.957	19.088	16.714	—	—
No. of Units	8,963	9,073	7,457	8,668	9,483	20,803	25,103	34,678	—	—
Small Cap Growth Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	32.602	26.220	26.071	29.115	27.548	19.458	14.655	16.006	13.357	10.091
Value at End of Year	30.350	32.602	26.220	26.071	29.115	27.548	19.458	14.655	16.006	13.357
No. of Units	31,559	33,199	38,794	54,558	69,291	73,578	64,532	95,543	211,853	254,517
No. of Units	13	26	1,943	1,956	1,868	1,749	1,566	—	1,590	2,144
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	32.396	26.067	25.932	28.975	27.429	19.383	16.939	18.509	15.453	11.681
Value at End of Year	30.143	32.396	26.067	25.932	28.975	27.429	19.383	16.939	18.509	15.453
No. of Units	26,151	13,316	16,414	17,556	22,355	41,068	49,612	51,798	130,333	136,678

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	31.786	25.615	25.521	28.558	27.075	19.161	16.770	18.353	15.345	11.617
Value at End of Year	29.531	31.786	25.615	25.521	28.558	27.075	19.161	16.770	18.353	15.345
No. of Units	25,293	13,612	19,791	24,291	16,902	28,665	31,483	51,890	48,615	60,927
No. of Units	—	—	—	—	—	—	—	1,654	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	31.585	25.466	25.385	28.420	26.957	19.088	16.714	18.301	15.309	11.596
Value at End of Year	29.330	31.585	25.466	25.385	28.420	26.957	19.088	16.714	18.301	15.309
No. of Units	10,422	11,888	18,049	21,721	23,821	23,869	26,917	29,828	63,070	71,977
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	25.024	25.024	24.982	28.010	26.609	18.869	16.548	18.146	15.203	11.532
Value at End of Year	28.734	25.024	25.024	24.982	28.010	26.609	18.869	16.548	18.146	15.203
No. of Units	739	—	2,570	2,570	2,570	6,464	7,734	7,584	2,783	1,689
Small Cap Index Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	32.659	28.997	24.343	25.909	25.160	18.434	16.127	17.150	13.784	11.054
Value at End of Year	28.481	32.659	28.997	24.343	25.909	25.160	18.434	16.127	17.150	13.784
No. of Units	58,264	62,957	67,541	70,431	78,210	89,173	102,350	143,210	209,706	216,660
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	33.335	29.611	24.871	26.485	25.731	18.862	16.510	17.566	14.125	11.333
Value at End of Year	29.055	33.335	29.611	24.871	26.485	25.731	18.862	16.510	17.566	14.125
No. of Units	29,160	31,656	28,977	37,511	45,520	61,256	72,367	100,206	127,528	123,962
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	32.544	28.951	24.354	25.973	25.272	18.553	16.263	17.330	13.956	11.214
Value at End of Year	28.323	32.544	28.951	24.354	25.973	25.272	18.553	16.263	17.330	13.956
No. of Units	3,357	3,636	1,995	2,038	2,458	3,215	5,935	7,277	11,483	14,520
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	32.225	28.682	24.140	25.757	25.074	18.417	16.153	17.221	13.875	11.155
Value at End of Year	28.031	32.225	28.682	24.140	25.757	25.074	18.417	16.153	17.221	13.875
No. of Units	23,506	24,106	20,662	24,194	29,203	30,659	36,291	43,416	54,760	58,660
Small Cap Index Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	33.591	29.877	25.139	26.818	26.087	19.151	16.795	17.887	14.407	11.581
Value at End of Year	29.251	33.591	29.877	25.139	26.818	26.087	19.151	16.795	17.887	14.407
No. of Units	31,995	34,575	42,927	43,456	52,365	66,185	79,209	121,184	140,620	138,378
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	33.329	29.659	24.968	26.649	25.936	19.050	16.714	17.810	14.352	11.543
Value at End of Year	29.009	33.329	29.659	24.968	26.649	25.936	19.050	16.714	17.810	14.352
No. of Units	19,082	18,025	24,506	23,796	33,846	44,697	59,437	76,075	95,659	103,826
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	32.556	29.015	24.462	26.148	25.487	18.748	16.474	17.581	14.188	11.428
Value at End of Year	28.293	32.556	29.015	24.462	26.148	25.487	18.748	16.474	17.581	14.188
No. of Units	17,220	26,178	22,325	19,417	18,486	26,912	23,809	25,616	25,723	24,605
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	32.302	28.803	24.296	25.983	25.339	18.648	16.395	17.505	14.134	11.390
Value at End of Year	28.059	32.302	28.803	24.296	25.983	25.339	18.648	16.395	17.505	14.134
No. of Units	10,707	11,177	10,058	11,832	11,640	13,391	22,210	23,813	25,447	27,343
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	39.070	34.890	29.474	31.568	30.831	22.725	20.009	21.396	17.301	13.964
Value at End of Year	33.886	39.070	34.890	29.474	31.568	30.831	22.725	20.009	21.396	17.301
No. of Units	838	880	51,751	52,360	52,354	52,687	52,762	53,162	53,032	52,889
Small Cap Opportunities Trust - Series I Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	39.417	36.040	30.638	32.812	32.549	23.585	20.502	21.502	16.841	12.777
Value at End of Year	33.434	39.417	36.040	30.638	32.812	32.549	23.585	20.502	21.502	16.841
No. of Units	106,236	128,497	145,321	172,484	220,592	267,163	137,823	159,518	249,875	300,819
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	39.129	35.794	30.445	32.621	32.376	23.472	20.414	21.420	16.785	12.741
Value at End of Year	33.173	39.129	35.794	30.445	32.621	32.376	23.472	20.414	21.420	16.785
No. of Units	39,397	43,709	47,509	70,209	73,812	102,094	61,016	78,736	111,645	111,909

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	38.278	35.068	29.872	32.055	31.862	23.134	20.150	21.175	16.618	12.633
Value at End of Year	32.403	38.278	35.068	29.872	32.055	31.862	23.134	20.150	21.175	16.618
No. of Units	22,334	23,358	23,337	24,627	28,880	36,697	20,270	24,051	36,876	42,144
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	37.998	34.829	29.683	31.869	31.693	23.022	20.063	21.094	16.563	12.598
Value at End of Year	32.150	37.998	34.829	29.683	31.869	31.693	23.022	20.063	21.094	16.563
No. of Units	31,076	34,471	47,802	52,674	53,304	59,260	27,604	35,162	50,695	57,504
Small Cap Opportunities Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	38.434	35.207	29.985	32.173	31.994	23.222	20.226	21.248	16.684	12.683
Value at End of Year	32.534	38.434	35.207	29.985	32.173	31.994	23.222	20.226	21.248	16.684
No. of Units	54,673	57,417	63,501	73,995	92,553	107,255	87,881	130,787	172,495	137,647
No. of Units	324	299	277	692	657	2,536	2,804	2,941	1,854	1,059
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	38.153	34.967	29.796	31.986	31.824	23.110	20.139	21.167	16.629	12.647
Value at End of Year	32.280	38.153	34.967	29.796	31.986	31.824	23.110	20.139	21.167	16.629
No. of Units	46,174	52,960	62,822	66,978	75,402	99,550	72,473	98,800	123,905	121,241
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	37.323	34.258	29.235	31.431	31.319	22.777	19.879	20.925	16.463	12.540
Value at End of Year	31.530	37.323	34.258	29.235	31.431	31.319	22.777	19.879	20.925	16.463
No. of Units	8,737	18,267	16,090	20,881	29,181	43,721	26,995	30,768	34,851	38,957
No. of Units	60	56	52	58	55	53	60	60	51	35
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	37.050	34.025	29.051	31.248	31.152	22.667	19.793	20.845	9.686	7.382
Value at End of Year	31.284	37.050	34.025	29.051	31.248	31.152	22.667	19.793	20.845	9.686
No. of Units	4,473	5,459	6,654	9,380	11,985	16,484	15,244	19,039	21,423	20,760
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	36.244	33.334	28.504	30.706	30.658	22.341	19.537	20.606	16.245	12.399
Value at End of Year	30.557	36.244	33.334	28.504	30.706	30.658	22.341	19.537	20.606	16.245
No. of Units	392	392	393	3,361	394	3,822	223	223	223	224
Small Cap Value Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	33.596	32.967	27.343	28.213	26.790	20.457	17.989	18.117	14.611	11.558
Value at End of Year	28.889	33.596	32.967	27.343	28.213	26.790	20.457	17.989	18.117	14.611
No. of Units	78,477	96,779	117,084	132,453	140,794	171,108	194,343	308,617	353,857	382,208
No. of Units	753	711	1,263	2,029	2,068	2,505	3,209	3,485	3,250	3,940
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	33.384	32.775	27.197	28.077	26.674	20.379	17.929	18.066	14.577	11.537
Value at End of Year	28.693	33.384	32.775	27.197	28.077	26.674	20.379	17.929	18.066	14.577
No. of Units	37,875	45,167	58,786	63,406	70,432	95,327	87,817	128,871	196,690	158,459
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	32.756	32.206	26.766	27.672	26.330	20.145	17.751	17.913	14.475	11.474
Value at End of Year	28.110	32.756	32.206	26.766	27.672	26.330	20.145	17.751	17.913	14.475
No. of Units	17,962	18,428	25,231	26,267	30,506	42,147	44,413	49,965	83,186	97,927
No. of Units	101	96	84	94	94	94	102	101	88	59
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	32.549	32.019	26.623	27.539	26.216	20.068	17.692	17.862	14.441	11.452
Value at End of Year	27.918	32.549	32.019	26.623	27.539	26.216	20.068	17.692	17.862	14.441
No. of Units	21,527	29,478	37,443	39,120	42,354	63,801	66,829	88,696	99,050	85,320
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	31.936	31.463	26.200	27.142	25.877	19.839	17.516	17.711	14.341	11.390
Value at End of Year	27.352	31.936	31.463	26.200	27.142	25.877	19.839	17.516	17.711	14.341
No. of Units	2,419	3,006	3,336	3,544	4,050	3,832	2,561	5,770	6,641	884
Small Company Value Trust - Series I Shares (units first credited 10-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	46.509	42.365	32.518	34.985	35.493	27.389	23.921	24.521	20.521	16.323
Value at End of Year	39.863	46.509	42.365	32.518	34.985	35.493	27.389	23.921	24.521	20.521
No. of Units	112,476	131,268	151,667	176,537	207,974	241,751	249,308	378,073	515,527	708,447

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	45.968	41.894	32.172	34.631	35.151	27.139	23.714	24.321	20.364	16.206
Value at End of Year	39.380	45.968	41.894	32.172	34.631	35.151	27.139	23.714	24.321	20.364
No. of Units	48,343	62,028	73,916	85,272	97,725	119,597	167,696	231,581	318,213	385,855
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	48.516	44.281	34.057	36.714	37.322	28.858	25.254	25.940	21.752	17.336
Value at End of Year	41.499	48.516	44.281	34.057	36.714	37.322	28.858	25.254	25.940	21.752
No. of Units	10,721	11,999	11,414	11,962	14,244	22,432	25,708	29,104	45,338	54,866
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	44.438	40.580	31.226	33.679	34.253	26.499	23.201	23.843	20.003	15.951
Value at End of Year	37.992	44.438	40.580	31.226	33.679	34.253	26.499	23.201	23.843	20.003
No. of Units	32,580	36,410	48,059	56,352	59,124	72,785	96,286	114,905	163,110	192,319
Small Company Value Trust - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	38.402	35.054	26.961	29.065	29.555	22.843	19.982	20.540	17.218	13.718
Value at End of Year	32.859	38.402	35.054	26.961	29.065	29.555	22.843	19.982	20.540	17.218
No. of Units	69,755	82,743	104,316	119,935	149,287	181,330	245,550	373,874	427,176	450,496
No. of Units	162	232	1,208	1,522	1,587	1,810	2,131	2,397	2,533	3,290
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	38.103	34.799	26.778	28.882	29.384	22.722	19.886	20.451	17.152	13.673
Value at End of Year	32.586	38.103	34.799	26.778	28.882	29.384	22.722	19.886	20.451	17.152
No. of Units	72,373	79,083	103,756	107,984	115,522	149,423	194,927	307,685	367,616	416,593
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	37.220	34.042	26.235	28.340	28.875	22.362	19.601	20.188	16.957	13.537
Value at End of Year	31.783	37.220	34.042	26.235	28.340	28.875	22.362	19.601	20.188	16.957
No. of Units	20,402	22,781	29,252	28,008	24,363	35,299	44,962	51,264	57,035	63,485
No. of Units	401	393	—	527	510	487	510	502	525	550
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	36.930	33.794	26.057	28.161	28.707	22.243	19.507	20.101	16.892	13.492
Value at End of Year	31.519	36.930	33.794	26.057	28.161	28.707	22.243	19.507	20.101	16.892
No. of Units	45,910	46,103	48,112	50,431	64,183	76,092	82,420	94,786	119,510	145,771
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	41.281	37.832	29.214	31.621	32.282	25.050	22.002	22.706	19.110	15.287
Value at End of Year	35.179	41.281	37.832	29.214	31.621	32.282	25.050	22.002	22.706	19.110
No. of Units	104	104	1,040	694	863	1,707	2,219	3,116	3,813	5,490
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	16.914	14.782	16.161	13.126	12.500
Value at End of Year	—	—	—	—	—	—	16.914	14.782	16.161	13.126
No. of Units	—	—	—	—	—	—	235,333	288,104	378,805	502,802
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.888	14.766	16.152	13.125	12.500
Value at End of Year	—	—	—	—	—	—	16.888	14.766	16.152	13.125
No. of Units	—	—	—	—	—	—	63,011	104,798	143,389	184,058
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	16.809	14.719	16.125	7.091	12.500
Value at End of Year	—	—	—	—	—	—	16.809	14.719	16.125	7.091
No. of Units	—	—	—	—	—	—	37,955	42,494	51,195	68,488
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.782	14.704	16.116	13.122	12.500
Value at End of Year	—	—	—	—	—	—	16.782	14.704	16.116	13.122
No. of Units	—	—	—	—	—	—	50,077	81,747	106,761	115,596
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	16.808	14.719	16.125	13.117	12.500
Value at End of Year	—	—	—	—	—	—	16.808	14.719	16.125	13.117
No. of Units	—	—	—	—	—	—	57,148	102,246	122,688	142,710

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	16.781	14.704	16.116	13.116	12.500
Value at End of Year	—	—	—	—	—	—	16.781	14.704	16.116	13.116
No. of Units	—	—	—	—	—	—	94,060	118,914	155,040	163,367
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	16.703	14.657	16.088	13.113	12.500
Value at End of Year	—	—	—	—	—	—	16.703	14.657	16.088	13.113
No. of Units	—	—	—	—	—	—	15,212	24,888	30,810	35,918
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	16.676	14.641	16.079	13.113	12.500
Value at End of Year	—	—	—	—	—	—	16.676	14.641	16.079	13.113
No. of Units	—	—	—	—	—	—	12,496	23,193	25,734	27,390
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	16.598	14.594	16.052	13.110	12.500
Value at End of Year	—	—	—	—	—	—	16.598	14.594	16.052	13.110
No. of Units	—	—	—	—	—	—	331	4,649	5,230	6,133
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.434
Value at End of Year	—	—	—	—	—	—	—	—	—	18.755
No. of Units	—	—	—	—	—	—	—	—	—	677,875
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.065
Value at End of Year	—	—	—	—	—	—	—	—	—	17.083
No. of Units	—	—	—	—	—	—	—	—	—	176,760
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.434
Value at End of Year	—	—	—	—	—	—	—	—	—	17.504
No. of Units	—	—	—	—	—	—	—	—	—	90,303
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.844
Value at End of Year	—	—	—	—	—	—	—	—	—	16.781
No. of Units	—	—	—	—	—	—	—	—	—	90,588
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.043
Value at End of Year	—	—	—	—	—	—	—	—	—	15.812
No. of Units	—	—	—	—	—	—	—	—	—	613,821
No. of Units	—	—	—	—	—	—	—	—	—	3,417
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.000
Value at End of Year	—	—	—	—	—	—	—	—	—	15.752
No. of Units	—	—	—	—	—	—	—	—	—	207,893
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.871
Value at End of Year	—	—	—	—	—	—	—	—	—	15.573
No. of Units	—	—	—	—	—	—	—	—	—	255,483
No. of Units	—	—	—	—	—	—	—	—	—	2,483
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.828
Value at End of Year	—	—	—	—	—	—	—	—	—	15.513
No. of Units	—	—	—	—	—	—	—	—	—	46,952
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.422
Value at End of Year	—	—	—	—	—	—	—	—	—	13.792
No. of Units	—	—	—	—	—	—	—	—	—	19,455

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Strategic Income Opportunities Trust - Series I Shares (units first credited 11-08-2010)
Contracts with no Optional Benefits
Value at Start of Year	23.166	22.281	21.527	21.600	20.881	20.427	18.384	18.300	12.500	—
Value at End of Year	21.660	23.166	22.281	21.527	21.600	20.881	20.427	18.384	18.300	—
No. of Units	197,832	259,364	239,238	277,357	320,849	348,216	389,991	464,250	721,365	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	23.008	22.141	21.402	21.485	20.780	20.339	18.314	18.239	12.500	—
Value at End of Year	21.502	23.008	22.141	21.402	21.485	20.780	20.339	18.314	18.239	—
No. of Units	44,285	68,432	64,414	68,980	97,181	89,172	90,826	131,141	178,092	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	22.542	21.724	21.031	21.144	20.481	20.076	18.105	18.058	12.500	—
Value at End of Year	21.034	22.542	21.724	21.031	21.144	20.481	20.076	18.105	18.058	—
No. of Units	15,016	13,930	14,259	26,225	40,681	41,419	47,953	55,242	72,654	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	22.388	21.587	20.908	21.032	20.382	19.989	18.035	17.998	12.500	—
Value at End of Year	20.880	22.388	21.587	20.908	21.032	20.382	19.989	18.035	17.998	—
No. of Units	40,912	51,758	58,506	56,015	54,445	59,060	71,208	88,346	90,077	—
Strategic Income Opportunities Trust (formerly Strategic Income Trust) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	22.846	22.019	21.302	21.418	20.748	20.338	18.345	18.285	16.076	12.913
Value at End of Year	21.303	22.846	22.019	21.302	21.418	20.748	20.338	18.345	18.285	16.076
No. of Units	110,584	160,271	181,240	214,590	248,669	352,938	440,437	499,886	649,505	119,626
No. of Units	401	403	2,348	2,370	2,470	3,346	3,133	3,175	3,301	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	22.690	21.880	21.178	21.304	20.648	20.251	18.274	18.225	16.030	12.883
Value at End of Year	21.148	22.690	21.880	21.178	21.304	20.648	20.251	18.274	18.225	16.030
No. of Units	61,852	77,900	67,202	70,566	74,856	94,988	131,598	168,389	183,949	45,185
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	22.230	21.468	20.811	20.966	20.350	19.989	18.066	18.043	15.895	12.793
Value at End of Year	20.687	22.230	21.468	20.811	20.966	20.350	19.989	18.066	18.043	15.895
No. of Units	79,128	91,493	107,387	128,883	148,318	182,183	186,915	200,568	236,949	34,263
No. of Units	1,566	1,936	1,613	1,637	2,219	2,265	2,265	2,322	2,359	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	22.079	21.333	20.690	20.854	20.252	19.903	17.997	17.983	15.850	12.763
Value at End of Year	20.536	22.079	21.333	20.690	20.854	20.252	19.903	17.997	17.983	15.850
No. of Units	44,569	43,136	41,577	47,785	50,323	43,728	38,641	53,085	50,203	17,066
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	21.631	20.931	20.331	20.523	19.961	19.646	17.791	17.804	15.716	12.674
Value at End of Year	20.089	21.631	20.931	20.331	20.523	19.961	19.646	17.791	17.804	15.716
No. of Units	3,361	3,383	5,735	14,517	14,374	20,507	18,239	20,819	17,446	3,416
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.048	12.403	12.500	—
Value at End of Year	—	—	—	—	—	—	—	13.048	12.403	—
No. of Units	—	—	—	—	—	—	—	1,485,806	748,537	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	15.070	14.333	12.500	—
Value at End of Year	—	—	—	—	—	—	—	15.070	14.333	—
No. of Units	—	—	—	—	—	—	—	5,429	4,397	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	14.965	14.254	12.500	—
Value at End of Year	—	—	—	—	—	—	—	14.965	14.254	—
No. of Units	—	—	—	—	—	—	—	297,129	245,169	—
No. of Units	—	—	—	—	—	—	—	—	1,548	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	13.002	12.391	12.500	—
Value at End of Year	—	—	—	—	—	—	—	13.002	12.391	—
No. of Units	—	—	—	—	—	—	—	3,974	1,662	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	12.975	12.383	12.500	—
Value at End of Year	—	—	—	—	—	—	—	12.975	12.383	—
No. of Units	—	—	—	—	—	—	—	97,559	4,839	—
Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.505	12.320	12.245	12.430	11.921	12.453	12.500	—	—	—
Value at End of Year	12.251	12.505	12.320	12.245	12.430	11.921	12.453	—	—	—
No. of Units	479,469	529,704	607,200	627,685	549,554	1,129,705	1,672,154	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	12.473	12.295	12.226	12.416	11.914	12.452	12.500	—	—	—
Value at End of Year	12.213	12.473	12.295	12.226	12.416	11.914	12.452	—	—	—
No. of Units	8,351	12,584	8,644	6,828	2,910	4,230	37,224	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	12.377	12.218	12.168	12.376	11.893	12.449	12.500	—	—	—
Value at End of Year	12.101	12.377	12.218	12.168	12.376	11.893	12.449	—	—	—
No. of Units	321,331	352,005	325,434	353,352	367,910	342,044	495,233	—	—	—
No. of Units	47,114	20,754	18,695	16,916	8,564	8,048	23,531	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	12.345	12.193	12.149	12.363	11.887	12.448	12.500	—	—	—
Value at End of Year	12.063	12.345	12.193	12.149	12.363	11.887	12.448	—	—	—
No. of Units	23,494	30,548	27,811	23,218	1,129	497	470	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	12.250	12.117	12.091	12.323	11.866	12.445	12.500	—	—	—
Value at End of Year	11.952	12.250	12.117	12.091	12.323	11.866	12.445	—	—	—
No. of Units	421	81,969	13,307	3,402	1,569	55,832	109,362	—	—	—
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	23.546	22.832	23.669	22.160	21.658	20.434	18.270
Value at End of Year	—	—	—	—	23.546	22.832	23.669	22.160	21.658	20.434
No. of Units	—	—	—	—	788,027	935,023	1,279,040	1,468,424	2,181,108	2,610,993
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	21.872	21.220	22.009	20.616	20.159	19.030	17.022
Value at End of Year	—	—	—	—	21.872	21.220	22.009	20.616	20.159	19.030
No. of Units	—	—	—	—	341,540	450,306	576,593	755,203	1,205,501	1,324,953
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	22.637	21.995	22.847	21.434	20.990	19.843	17.777
Value at End of Year	—	—	—	—	22.637	21.995	22.847	21.434	20.990	19.843
No. of Units	—	—	—	—	458,883	253,941	177,209	181,983	302,122	377,845
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	21.271	20.678	21.490	20.171	19.763	18.693	16.755
Value at End of Year	—	—	—	—	21.271	20.678	21.490	20.171	19.763	18.693
No. of Units	—	—	—	—	222,018	292,288	360,694	413,614	540,479	622,438
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	19.934	19.382	20.133	18.884	18.493	17.487	15.667
Value at End of Year	—	—	—	—	19.934	19.382	20.133	18.884	18.493	17.487
No. of Units	—	—	—	—	838,135	968,102	1,316,101	1,528,424	1,943,482	1,990,613
No. of Units	—	—	—	—	8,290	9,916	10,048	10,551	10,818	12,781
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	19.809	19.269	20.026	18.794	18.414	17.420	15.615
Value at End of Year	—	—	—	—	19.809	19.269	20.026	18.794	18.414	17.420
No. of Units	—	—	—	—	456,607	614,301	782,242	1,286,914	1,426,986	1,452,251
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	19.437	18.936	19.709	18.524	18.177	17.222	15.460
Value at End of Year	—	—	—	—	19.437	18.936	19.709	18.524	18.177	17.222
No. of Units	—	—	—	—	264,341	324,176	373,258	388,517	465,352	478,187
No. of Units	—	—	—	—	5,199	5,407	6,133	6,521	6,636	6,887

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	19.314	18.826	19.604	18.435	18.098	17.156	15.409
Value at End of Year	—	—	—	—	19.314	18.826	19.604	18.435	18.098	17.156
No. of Units	—	—	—	—	100,000	144,327	171,707	212,235	261,646	270,749
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	17.360	16.947	17.674	16.645	16.365	15.537	13.976
Value at End of Year	—	—	—	—	17.360	16.947	17.674	16.645	16.365	15.537
No. of Units	—	—	—	—	11,909	12,104	14,700	26,953	44,489	35,049
Total Stock Market Index Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	24.519	20.649	18.661	19.074	17.378	13.231	11.635	11.784	10.212	8.048
Value at End of Year	22.763	24.519	20.649	18.661	19.074	17.378	13.231	11.635	11.784	10.212
No. of Units	290,991	314,890	73,268	77,543	381,333	406,944	430,587	450,200	503,400	580,551
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	26.367	22.217	20.088	20.543	18.726	14.264	12.550	12.717	11.026	8.694
Value at End of Year	24.467	26.367	22.217	20.088	20.543	18.726	14.264	12.550	12.717	11.026
No. of Units	37,841	57,906	23,383	32,704	55,754	52,505	40,522	40,363	63,920	67,668
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	24.392	20.583	18.639	19.089	17.427	13.295	11.715	11.889	10.323	8.152
Value at End of Year	22.600	24.392	20.583	18.639	19.089	17.427	13.295	11.715	11.889	10.323
No. of Units	13,724	29,880	170	524	541	569	615	508	3,584	22,162
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	25.490	21.521	19.497	19.978	18.248	13.928	12.279	12.467	10.831	8.557
Value at End of Year	23.605	25.490	21.521	19.497	19.978	18.248	13.928	12.279	12.467	10.831
No. of Units	18,335	20,340	12,192	15,930	19,674	24,707	31,147	32,332	34,817	36,241
Total Stock Market Index Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	32.322	27.281	24.705	25.302	23.088	17.619	15.532	15.749	13.684	10.813
Value at End of Year	29.940	32.322	27.281	24.705	25.302	23.088	17.619	15.532	15.749	13.684
No. of Units	57,920	62,557	56,666	59,993	66,028	68,797	63,894	75,034	81,035	98,605
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	32.071	27.082	24.537	25.142	22.954	17.526	15.457	15.681	13.632	10.777
Value at End of Year	29.691	32.071	27.082	24.537	25.142	22.954	17.526	15.457	15.681	13.632
No. of Units	19,933	21,131	14,122	22,007	28,313	27,227	33,349	47,637	45,858	50,535
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	31.327	26.493	24.039	24.670	22.557	17.248	15.235	15.479	13.477	10.671
Value at End of Year	28.959	31.327	26.493	24.039	24.670	22.557	17.248	15.235	15.479	13.477
No. of Units	19,372	20,259	18,982	20,078	24,116	27,407	28,744	31,398	34,606	36,527
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	31.083	26.300	23.876	24.514	22.426	17.156	15.162	15.413	13.425	10.635
Value at End of Year	28.719	31.083	26.300	23.876	24.514	22.426	17.156	15.162	15.413	13.425
No. of Units	9,305	9,855	8,920	8,761	9,450	9,854	10,536	13,177	17,082	19,487
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	35.401	29.998	27.274	28.046	25.695	19.687	17.425	17.739	15.475	12.277
Value at End of Year	32.659	35.401	29.998	27.274	28.046	25.695	19.687	17.425	17.739	15.475
No. of Units	1,054	1,120	2,708	3,095	5,061	3,505	3,535	3,531	3,586	3,569
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.173	11.295	11.434	11.631	11.848	12.065	12.210	12.410	12.500	—
Value at End of Year	11.131	11.173	11.295	11.434	11.631	11.848	12.065	12.210	12.410	—
No. of Units	1,565,915	1,644,434	2,345,115	2,097,263	1,707,437	1,588,015	741,606	550,820	96,998	—
No. of Units	8,783	287	52,452	5,111	5,317	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	11.131	11.259	11.403	11.605	11.828	12.051	12.201	12.407	12.500	—
Value at End of Year	11.084	11.131	11.259	11.403	11.605	11.828	12.051	12.201	12.407	—
No. of Units	158,259	281,955	175,795	234,587	243,006	208,910	265,285	89,366	14,829	—

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	11.008	11.151	11.311	11.528	11.768	12.007	12.176	12.400	12.500	—
Value at End of Year	10.945	11.008	11.151	11.311	11.528	11.768	12.007	12.176	12.400	—
No. of Units	615,719	544,309	702,324	519,717	443,991	289,705	281,830	198,355	89,087	—
No. of Units	50,794	30,880	48,848	4,239	3,530	1,713	4,330	—	1,675	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	10.968	11.115	11.281	11.503	11.747	11.993	12.167	12.397	12.500	—
Value at End of Year	10.899	10.968	11.115	11.281	11.503	11.747	11.993	12.167	12.397	—
No. of Units	128,107	196,045	181,284	180,047	196,244	183,279	8,337	26,692	1,558	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	10.846	11.009	11.189	11.427	12.141	—	—	12.500	—	—
Value at End of Year	10.763	10.846	11.009	11.189	11.427	—	—	12.141	—	—
No. of Units	17,341	15,245	15,817	—	900	—	—	1,662	—	—
U.S. Equity Trust (merged into 500 Index Trust B eff 10-21-2016) - Series I Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits
Value at Start of Year	—	—	17.366	17.545	16.049	12.712	12.500	—	—	—
Value at End of Year	—	—	—	17.366	17.545	16.049	12.712	—	—	—
No. of Units	—	—	—	288,065	356,322	426,078	513,873	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	17.335	17.522	16.036	12.707	12.500	—	—	—
Value at End of Year	—	—	—	17.335	17.522	16.036	12.707	—	—	—
No. of Units	—	—	—	71,508	79,633	92,306	128,886	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	17.239	17.452	15.995	12.694	12.500	—	—	—
Value at End of Year	—	—	—	17.239	17.452	15.995	12.694	—	—	—
No. of Units	—	—	—	39,222	48,845	70,138	88,231	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	17.207	17.428	15.982	12.690	12.500	—	—	—
Value at End of Year	—	—	—	17.207	17.428	15.982	12.690	—	—	—
No. of Units	—	—	—	33,690	38,481	41,716	53,004	—	—	—
U.S. Equity Trust (merged into 500 Index Trust B eff 10-21-2016) - Series II Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits
Value at Start of Year	—	—	17.242	17.454	16.004	12.691	12.500	—	—	—
Value at End of Year	—	—	—	17.242	17.454	16.004	12.691	—	—	—
No. of Units	—	—	—	29,875	37,207	41,100	66,904	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	17.210	17.430	15.990	12.687	12.500	—	—	—
Value at End of Year	—	—	—	17.210	17.430	15.990	12.687	—	—	—
No. of Units	—	—	—	24,266	27,559	54,133	70,621	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	17.115	17.360	15.950	12.674	12.500	—	—	—
Value at End of Year	—	—	—	17.115	17.360	15.950	12.674	—	—	—
No. of Units	—	—	—	5,645	9,926	11,241	15,344	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	17.084	17.337	15.937	12.669	12.500	—	—	—
Value at End of Year	—	—	—	17.084	17.337	15.937	12.669	—	—	—
No. of Units	—	—	—	2,111	2,238	2,512	10,704	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	16.990	17.268	15.897	12.657	12.500	—	—	—
Value at End of Year	—	—	—	16.990	17.268	15.897	12.657	—	—	—
No. of Units	—	—	—	254	257	261	268	—	—	—
U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 04-25-2008) - Series I Shares (units first credited 05-01-2005)
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	6.321
Value at End of Year	—	—	—	—	—	—	—	—	—	8.876
No. of Units	—	—	—	—	—	—	—	—	—	186

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.871
Value at End of Year	—	—	—	—	—	—	—	—	—	18.005
No. of Units	—	—	—	—	—	—	—	—	—	1,010,103
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.281
Value at End of Year	—	—	—	—	—	—	—	—	—	15.234
No. of Units	—	—	—	—	—	—	—	—	—	555,228
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.966
Value at End of Year	—	—	—	—	—	—	—	—	—	15.940
No. of Units	—	—	—	—	—	—	—	—	—	166,960
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.057
Value at End of Year	—	—	—	—	—	—	—	—	—	14.964
No. of Units	—	—	—	—	—	—	—	—	—	194,981
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.342
Value at End of Year	—	—	—	—	—	—	—	—	—	14.217
No. of Units	—	—	—	—	—	—	—	—	—	822,077
No. of Units	—	—	—	—	—	—	—	—	—	5,181
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.298
Value at End of Year	—	—	—	—	—	—	—	—	—	14.163
No. of Units	—	—	—	—	—	—	—	—	—	412,825
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.166
Value at End of Year	—	—	—	—	—	—	—	—	—	14.002
No. of Units	—	—	—	—	—	—	—	—	—	133,686
No. of Units	—	—	—	—	—	—	—	—	—	597
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.123
Value at End of Year	—	—	—	—	—	—	—	—	—	13.948
No. of Units	—	—	—	—	—	—	—	—	—	150,084
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.354
Value at End of Year	—	—	—	—	—	—	—	—	—	13.112
No. of Units	—	—	—	—	—	—	—	—	—	4,345
U.S. High Yield Bond Trust (merged into High Yield Trust eff 11-08-2010) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.899
Value at End of Year	—	—	—	—	—	—	—	—	—	15.708
No. of Units	—	—	—	—	—	—	—	—	—	64,224
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.879
Value at End of Year	—	—	—	—	—	—	—	—	—	15.672
No. of Units	—	—	—	—	—	—	—	—	—	35,616
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.819
Value at End of Year	—	—	—	—	—	—	—	—	—	15.562
No. of Units	—	—	—	—	—	—	—	—	—	9,414
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.799
Value at End of Year	—	—	—	—	—	—	—	—	—	15.526
No. of Units	—	—	—	—	—	—	—	—	—	7,032

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Utilities Trust - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	31.389	27.782	25.338	30.191	27.234	22.942	20.502	19.524	17.405	13.214
Value at End of Year	31.177	31.389	27.782	25.338	30.191	27.234	22.942	20.502	19.524	17.405
No. of Units	78,760	81,123	61,498	78,984	91,168	112,491	133,244	168,568	199,406	249,950
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	31.128	27.565	25.153	29.985	27.062	22.808	20.393	19.429	17.330	13.164
Value at End of Year	30.902	31.128	27.565	25.153	29.985	27.062	22.808	20.393	19.429	17.330
No. of Units	21,097	23,351	31,198	40,268	54,770	64,854	93,277	116,526	168,277	195,787
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	30.359	26.924	24.605	29.376	26.552	22.412	20.069	19.150	17.105	13.013
Value at End of Year	30.094	30.359	26.924	24.605	29.376	26.552	22.412	20.069	19.150	17.105
No. of Units	2,945	5,406	5,593	11,099	11,614	13,426	15,711	18,763	21,988	31,966
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	30.107	26.714	24.425	29.176	26.385	22.281	19.963	19.057	17.031	12.963
Value at End of Year	29.829	30.107	26.714	24.425	29.176	26.385	22.281	19.963	19.057	17.031
No. of Units	22,239	25,671	35,694	35,968	44,254	45,253	60,712	71,988	84,746	84,877
Utilities Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	47.598	42.210	38.564	46.088	41.640	35.139	31.485	30.003	26.818	20.407
Value at End of Year	47.186	47.598	42.210	38.564	46.088	41.640	35.139	31.485	30.003	26.818
No. of Units	30,062	31,310	34,816	35,862	44,967	54,482	75,041	98,154	108,218	130,425
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	47.227	41.902	38.302	45.798	41.398	34.953	31.333	29.873	26.716	20.339
Value at End of Year	46.795	47.227	41.902	38.302	45.798	41.398	34.953	31.333	29.873	26.716
No. of Units	22,109	23,837	27,152	31,977	38,615	50,715	60,983	86,486	98,994	84,972
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	46.132	40.992	37.526	44.938	40.681	34.399	30.884	29.489	26.411	20.138
Value at End of Year	45.641	46.132	40.992	37.526	44.938	40.681	34.399	30.884	29.489	26.411
No. of Units	5,641	2,259	3,890	4,332	5,998	8,500	12,895	14,985	14,755	17,273
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	45.773	40.693	37.271	44.655	40.445	34.217	30.735	29.362	26.311	20.071
Value at End of Year	45.263	45.773	40.693	37.271	44.655	40.445	34.217	30.735	29.362	26.311
No. of Units	7,367	7,931	8,462	8,977	9,982	11,919	13,120	15,992	20,251	39,262
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	47.048	41.889	38.424	46.105	41.822	35.435	31.877	30.498	27.370	20.910
Value at End of Year	46.454	47.048	41.889	38.424	46.105	41.822	35.435	31.877	30.498	27.370
No. of Units	367	367	368	368	368	368	369	2,777	2,311	2,708
Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series I Shares (units first credited 08-04-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	39.340	34.514	38.474	35.580	26.689	23.086	23.218	19.294	13.880
Value at End of Year	—	—	39.340	34.514	38.474	35.580	26.689	23.086	23.218	19.294
No. of Units	—	—	204,993	226,646	262,505	311,790	354,922	417,740	573,489	695,866
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year	—	33.284	29.216	32.585	30.149	22.626	19.581	19.704	16.381	11.790
Value at End of Year	—	—	33.284	29.216	32.585	30.149	22.626	19.581	19.704	16.381
No. of Units	—	—	92,631	105,648	126,650	134,965	163,975	215,177	311,306	382,705
Contracts with the Annual Step-Up Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year	—	41.943	36.872	41.185	38.163	28.683	24.861	25.054	20.861	15.037
Value at End of Year	—	—	41.943	36.872	41.185	38.163	28.683	24.861	25.054	20.861
No. of Units	—	—	20,576	23,477	26,290	33,988	43,260	42,123	61,552	70,027
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	32.241	28.357	31.690	29.379	22.092	19.158	19.316	16.091	11.605
Value at End of Year	—	—	32.241	28.357	31.690	29.379	22.092	19.158	19.316	16.091
No. of Units	—	—	30,424	34,504	43,429	71,291	80,035	100,756	138,753	144,051

Vantage Prior

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	33.313	29.276	32.718	30.316	22.789	19.753	19.895	16.567	11.951
Value at End of Year	—	—	33.313	29.276	32.718	30.316	22.789	19.753	19.895	16.567
No. of Units	—	—	81,884	93,642	86,833	109,358	114,084	155,102	173,500	185,697
No. of Units	—	—	942	1,377	1,932	1,437	2,111	2,564	2,651	3,316
Contracts with the Annual Step-Up Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year	—	33.070	29.077	32.512	30.140	22.668	19.658	19.809	16.504	11.911
Value at End of Year	—	—	33.070	29.077	32.512	30.140	22.668	19.658	19.809	16.504
No. of Units	—	—	65,073	64,038	71,309	74,503	85,657	112,953	137,286	152,525
Contracts with the Annual Step-Up Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year	—	32.351	28.488	31.901	29.618	22.309	19.376	19.554	16.316	11.793
Value at End of Year	—	—	32.351	28.488	31.901	29.618	22.309	19.376	19.554	16.316
No. of Units	—	—	18,211	18,889	24,616	28,320	29,741	29,384	33,234	41,051
No. of Units	—	—	139	148	135	140	153	156	136	88
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year	—	32.115	28.294	31.700	29.446	22.191	19.283	19.470	16.254	11.754
Value at End of Year	—	—	32.115	28.294	31.700	29.446	22.191	19.283	19.470	16.254
No. of Units	—	—	5,845	7,353	11,296	13,435	15,268	24,460	33,038	38,517
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year	—	39.863	35.172	39.466	36.715	27.710	24.115	24.386	20.388	14.766
Value at End of Year	—	—	39.863	35.172	39.466	36.715	27.710	24.115	24.386	20.388
No. of Units	—	—	195	197	199	1,725	1,744	2,483	2,224	2,662

To obtain a free copy of the Venture Vantage® Variable Annuity
Statement of Additional Information dated April 29, 2019,
please contact our Annuities Service Center.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 29, 2019

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:

Prospectuses Issued by John Hancock USA (to be read with this Statement of Additional Information)
Venture Variable Annuity
Venture 4 Variable Annuity
Venture III Variable Annuity
Venture Vantage Variable Annuity
Venture Vision Variable Annuity
Wealthmark Variable Annuity
Wealthmark ML3 Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center
Overnight Mail Address 30 Dan Road, STE 55444 Canton, MA 02021-2809 (800) 344-1029	Mailing Address PO Box 55444 Boston, MA 02205-5444 www.jhannuities.com

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General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2018, and for each of the two years in the period ended December 31, 2018, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

DXC Technology (formerly Computer Sciences Corporation) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:

●	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
●	semimonthly commission statements;
●	monthly summaries of agent production and daily transaction reports;
●	semiannual statements for Contract Owners; and
●	annual Contract Owner tax reports.

We pay DXC a fixed cost of $2.1 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2018, 2017, and 2016 were $210,202,441, $223,192,582, and $224,855,376, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The

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compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements entered into with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA,”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2018) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

Name of Firm

DISTRIBUTOR

Edward Jones Co., L.P.

LPL Financial Corp.

Morgan Stanley Smith Barney Network

UBS Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

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We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Additional Information on Section 403(b) Plans or

Tax-Sheltered Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

●	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
●	earnings on those contributions; and
●	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

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These amounts can be paid only if the employee has reached age 59 1⁄2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1⁄2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

●	termination of employment in all Texas public institutions of higher education;

●	retirement;

●	death; or

●	the participant’s turning age 70 1⁄2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

●	the Separate Account; or
●	the ability of the principal underwriter to perform its contract with the Separate Account; or
●	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

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APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2018, 2017 and 2016

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2018, 2017 and 2016

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2018, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 3, 2019

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2018	2017

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$44,556	$47,970
Stocks:
Preferred stocks	14	11
Common stocks	918	1,354
Investments in affiliates	2,913	2,560
Mortgage loans on real estate	12,085	11,900
Real estate:
Company occupied	162	286
Investment properties	3,851	5,436
Cash, cash equivalents and short-term investments	2,988	4,131
Policy loans	2,788	2,726
Derivatives	8,511	9,637
Receivable for securities	1	16
Other invested assets	9,728	9,269

Total cash and invested assets	88,515	95,296
Investment income due and accrued	583	705
Premiums due	65	65
Amounts recoverable from reinsurers	232	163
Net deferred tax asset	-	13
Funds held by or deposited with reinsured companies	3,188	3,321
Other reinsurance receivable	575	181
Amounts due from affiliates	244	477
Other assets	2,423	1,435
Assets held in separate accounts	124,131	141,167

Total admitted assets	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS – (CONTINUED)

	December 31,
	2018	2017

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$64,047	$69,132
Policyholders’ and beneficiaries funds	2,395	2,683
Consumer notes	154	197
Dividends payable to policyholders	393	408
Policy benefits in process of payment	445	450
Other amount payable on reinsurance	845	534
Other policy obligations	46	46

Total policy and contract obligations	68,325	73,450
Payable to parent and affiliates	1,309	1,645
Transfers to (from) separate account, net	(311)	(365)
Asset valuation reserve	1,981	2,106
Reinsurance in unauthorized companies	1	4
Funds withheld from unauthorized reinsurers	336	66
Interest maintenance reserve	1,373	2,038
Current federal income taxes payable	-	104
Net deferred tax liability	77	-
Derivatives	3,719	4,129
Payables for collateral on derivatives	1,559	1,973
Payables for securities	29	177
Funds held under coinsurance	7,376	7,239
Other general account obligations	1,181	981
Obligations related to separate accounts	124,131	141,167

Total liabilities	211,086	234,714

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2018 and 2017)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2018 and 2017, respectively)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	5,061	4,300

Total capital and surplus	8,870	8,109

Total liabilities and capital and surplus	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums, net	$5,816	$18,286	$13,227
Consideration for supplementary contracts with life contingencies	132	176	201
Net investment income	4,665	4,426	4,308
Amortization of interest maintenance reserve	179	195	191
Commissions and expense allowance on reinsurance ceded	468	1,963	629
Reserve adjustment on reinsurance ceded	(7,820)	(12,621)	(7,297)
Separate account administrative and contract fees	1,786	1,772	1,697
Other revenue	193	347	434

Total premiums and other revenues	5,419	14,544	13,390
Benefits paid or provided:
Death, surrender and other contract benefits, net	12,322	12,693	10,220
Annuity benefits	1,735	1,788	1,622
Disability and long-term care benefits	801	738	664
Interest and adjustments on policy or deposit-type funds	(52)	(318)	94
Payments on supplementary contracts with life contingencies	203	199	191
Increase (decrease) in life and long-term care reserves	(5,078)	1,979	1,784

Total benefits paid or provided	9,931	17,079	14,575
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,078	1,091	1,049
General expenses	1,186	1,039	943
Insurance taxes, licenses and fees	167	138	171
Net transfers to (from) separate accounts	(7,616)	(8,706)	(5,581)
Investment income ceded	1,052	878	1,240
Other deductions	(459)	153	21

Total insurance expenses and other deductions	(4,592)	(5,407)	(2,157)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	80	2,872	972
Dividends to policyholders	111	124	131

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(31)	2,748	841
Federal income tax expense (benefit)	(725)	446	(121)

Income (loss) from operations before net realized capital gains (losses)	694	2,302	962
Net realized capital gains (losses)	340	(403)	(933)

Net income (loss)	$1,034	$1,899	$29

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2016	$5	$3,196	$990	$1,253	$5,444
Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	5	3,196	585	2,368	6,154
Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)

Balances at December 31, 2017	5	3,219	585	4,300	8,109
Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13

Balances at December 31, 2018	$5	$3,219	$585	$5,061	$8,870

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$13,901	$18,819	$13,411
Net investment income received	4,828	4,603	4,415
Separate account fees	1,786	1,772	1,697
Commissions and expenses allowance on reinsurance ceded	468	1,963	629
Miscellaneous income	668	374	595
Benefits and losses paid	(22,601)	(28,091)	(21,060)
Net transfers from (to) separate accounts	7,670	8,763	5,699
Commissions and expenses (paid) recovered	(3,763)	(3,040)	(2,873)
Dividends paid to policyholders	(126)	(138)	(137)
Federal and foreign income and capital gain taxes (paid) recovered	(617)	(846)	200

Net cash provided by (used in) operating activities	2,214	4,179	2,576

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	22,532	19,287	20,934
Stocks	566	317	239
Mortgage loans on real estate	880	885	1,283
Real estate	2,507	986	1,295
Other invested assets	2,066	624	485
Net gains (losses) on cash, cash equivalents and short term investments	(4)	4	(2)

Total investment proceeds	28,547	22,103	24,234
Cost of investments acquired:
Bonds	25,992	21,195	21,880
Stocks	114	459	652
Mortgage loans on real estate	1,975	1,179	2,440
Real estate	213	415	446
Other invested assets	2,530	1,680	1,429
Derivatives	12	46	1,420

Total cost of investments acquired	30,836	24,974	28,267
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(547)	217	266
Net (increase) decrease in policy loans	(62)	(4)	932

Net cash provided by (used in) investment activities	(2,898)	(2,658)	(2,835)

Financing and miscellaneous activities
Surplus notes	-	-	(405)
Borrowed funds	(42)	(164)	(64)
Net deposits (withdrawals) on deposit-type contracts	(288)	(34)	93
Dividend paid to Parent	(600)	(900)	-
Other cash provided (applied)	471	(171)	(14)

Net cash provided by (used in) financing and miscellaneous activities	(459)	(1,269)	(390)
Net increase (decrease) in cash, cash equivalents and short-term investments	(1,143)	252	(649)
Cash, cash equivalents and short-term investments at beginning of year	4,131	3,879	4,528

Cash, cash equivalents and short-term investments at end of year	$2,988	$4,131	$3,879

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$7,873	$33	$650
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	(7,873)	16	(650)
Financing and miscellaneous activities related to reinsurance transactions and transfer with affiliates, net	-	(49)	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. Effective December 2, 2016, the Company discontinued new sales of its individual long-term care product. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH. Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2018, 2017 and 2016, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2018 and 2017, the Company held reserves of $1,212 million and $1,281 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Policies using the principles-based reserving method use assumptions as outlined in the Company’s PBR Actuarial Report.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2018 and 2017. Reserves at December 31, 2018 and 2017 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 16% and 14% of the Company’s aggregate reserve for life contracts at December 31, 2018 and 2017, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2018 and 2017, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

John Hancock Subsidiaries, LLC (“JHS”) is a wholly-owned subsidiary of the Company. During 2017, the Company reclassified its investment in JHS of $1.3 billion from Stocks - Investments in affiliates to Other invested assets. This reclassification was the result of a change in accounting principle and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Adoption of New Accounting Standards

Effective January 1, 2018, the NAIC made substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

margin payment to be collateral or a legal settlement. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2015, the NAIC adopted revisions to SSAP No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies are allowed to defer adoption for three years until January 1, 2020. The Company has adopted PBR for certain products launched in 2018 and will finish implementation prior to January 1, 2020. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86, Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by FASB. The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions are effective beginning January 1, 2019 and early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2018, 2017 and 2016.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
U.S. government and agencies	$3,052	$123	$(16)	$3,159
States and political subdivisions	2,272	297	(13)	2,556
Foreign governments	2,370	54	(12)	2,412
Corporate bonds	31,188	1,749	(832)	32,105
Mortgage-backed and asset-backed securities	5,674	249	(106)	5,817

Total bonds	$44,556	$2,472	$(979)	$46,049

December 31, 2017:
U.S. government and agencies	$5,382	$153	$(78)	$5,457
States and political subdivisions	2,713	548	(3)	3,258
Foreign governments	2,467	87	(17)	2,537
Corporate bonds	31,028	3,455	(77)	34,406
Mortgage-backed and asset-backed securities	6,380	430	(28)	6,782

Total bonds	$47,970	$4,673	$(203)	$52,440

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2018, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$930	$932
Due after one year through five years	4,914	4,923
Due after five years through ten years	7,546	7,628
Due after ten years	25,492	26,749
Mortgage-backed and asset-backed securities	5,674	5,817

Total	$44,556	$46,049

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2018	2017

	(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$265	$135
Bonds and cash pledged in support of exchange-traded futures	362	364
Bonds and cash pledged in support of cleared interest rate swaps	337	192

Total fair value	$964	$691

At carrying value:
Bonds on deposit with government authorities	$14	$16
Mortgage loans pledged in support of real estate	-	2
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	2,508	4,187

Total carrying value	$2,615	$4,298

At December 31, 2018 and 2017, the Company held below investment grade corporate bonds of $2,856 million and $2,238 million, with an aggregate fair value of $2,830 million and $2,412 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2018

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Year Ended December 31, 2017

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

671451CZ0	$2	$-	$2	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$2	$-	$2	$-	$-

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2018:
U.S. government and agencies	$384	$(2)	$205	$(14)	$589	$(16)
States and political subdivisions	199	(5)	113	(8)	312	(13)
Foreign governments	10	-	75	(12)	85	(12)
Corporate bonds	14,077	(583)	3,429	(249)	17,506	(832)
Mortgage-backed and asset-backed securities	1,769	(51)	967	(55)	2,736	(106)
Total	$16,439	$(641)	$4,789	$(338)	$21,228	$(979)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2017:
U.S. government and agencies	$2,805	$(18)	$1,137	$(60)	$3,942	$(78)
States and political subdivisions	45	-	62	(3)	107	(3)
Foreign governments	27	-	43	(17)	70	(17)
Corporate bonds	2,028	(14)	2,534	(63)	4,562	(77)
Mortgage-backed and asset-backed securities	540	(3)	772	(25)	1,312	(28)
Total	$5,445	$(35)	$4,548	$(168)	$9,993	$(203)

At December 31, 2018 and 2017, there were 1,383 and 483 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $43 million and $40 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $72 million, $3 million, and $61 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 21, 4, and 8 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2018, 2017 and 2016 was $0 million, $3 million, and $16 million, respectively. There were 1, 1, and 2 restructured corporate bonds for which an impairment was recognized during 2018, 2017 and 2016, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Proceeds	$28,102	$17,663	$20,018
Realized gross gains	729	557	524
Realized gross losses	(407)	(33)	(112)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2018 and 2017.

Affiliate Transactions

In 2018, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”). These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

In 2016, the Company transferred certain bonds to an affiliate, JHRECO, in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate MLRL. These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MRLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $140 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$14	$1	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	791	157	(30)	918
Affiliates*	1,589	1,324	-	2,913

Total stocks	$2,394	$1,482	$(30)	$3,846

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$11	$3	$-	$14
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	1,131	235	(12)	1,354
Affiliates*	1,589	971	-	2,560

Total stocks	$2,731	$1,209	$(12)	$3,928

*Affiliates - fair value represents the carrying value

At December 31, 2018 and 2017, there were 309 and 136 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2018 and 2017, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $11 million, $2 million, and $24 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 95, 81, and 108 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2018 and 2017, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2018:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,828	East North Central	$1,523
Industrial	1,020	East South Central	253
Office buildings	3,241	Middle Atlantic	1,936
Retail	3,406	Mountain	516
Agricultural	133	New England	642
Agribusiness	247	Pacific	3,823
Mixed use	7	South Atlantic	2,367
Other	1,226	West North Central	336
Allowance	(23)	West South Central	709
		Canada / Other	3
		Allowance	(23)

Total mortgage loans on real estate	$12,085	Total mortgage loans on real estate	$12,085

December 31, 2017:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,560	East North Central	$1,574
Industrial	907	East South Central	187
Office buildings	3,168	Middle Atlantic	1,868
Retail	3,652	Mountain	527
Agricultural	139	New England	579
Agribusiness	303	Pacific	3,604
Mixed use	22	South Atlantic	2,449
Other	1,163	West North Central	384
Allowance	(14)	West South Central	660
		Canada / Other	82
		Allowance	(14)

Total mortgage loans on real estate	$11,900	Total mortgage loans on real estate	$11,900

The aggregate mortgages outstanding to any one borrower do not exceed $425 million.

During 2018, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 8.30% and 3.26% for commercial loans. The Company issued no purchase money mortgages in 2018 and 2017. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2018, 2017 and 2016, respectively. The average recorded investment in impaired loans was $56 million, $31 million, and $25 million at December 31, 2018, 2017 and 2016, respectively. The Company recognized $4 million, $0 million, and $1 million of interest income during the period the loans were impaired for the years ended December 31, 2018, 2017 and 2016, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2018:
Recorded Investment
Current	$380	$-	$11,707	$21	$12,108
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-
December 31, 2017:
Recorded Investment
Current	$442	$-	$11,472	$-	$11,914
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2018 and 2017. The Company was not a participant or co-lender in a mortgage loan agreement in 2018 and 2017.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2018	2017

	(in millions)
AAA	$279	$250
AA	2,814	2,842
A	5,505	5,585
BBB	3,370	3,095
BB	61	98
B and lower and unrated	56	30

Total	$12,085	$11,900

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2018	2017

	(in millions)
Properties occupied by the company	$236	$396
Properties held for the production of income	4,730	6,086
Properties held for sale	-	-
Less accumulated depreciation	(953)	(760)

Total	$4,013	$5,722

The Company recorded $0 million, $0 million, and $38 million of impairments on real estate investments during the years ended December 31, 2018, 2017 and 2016, respectively.

Affiliate Transactions

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769 million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2018 and 2017.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $39 million, $0 million, and $99 million of impairments on partnerships and LLCs during the years ended December 31, 2018, 2017 and 2016, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2018 or 2017.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2018 and 2017, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2018 and 2017.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2018 or 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2018	2017	2016

	(in millions)
Income:
Bonds	$2,279	$2,146	$2,232
Preferred stocks	-	-	-
Common stocks	126	23	225
Mortgage loans on real estate	594	610	609
Real estate	638	704	762
Policy loans	175	176	167
Cash, cash equivalents and short-term investments	38	33	18
Other invested assets	1,069	1,014	506
Derivatives	427	483	594
Other income	(21)	12	30

Total investment income	5,325	5,201	5,143
Expenses
Investment expenses	(424)	(509)	(529)
Investment taxes, licenses and fees, excluding federal income taxes	(76)	(93)	(94)
Investment interest expense	(48)	(50)	(82)
Depreciation on real estate and other invested assets	(112)	(123)	(130)

Total investment expenses	(660)	(775)	(835)

Net investment income	$4,665	$4,426	$4,308

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2018	2017	2016

	(in millions)
Realized capital gains (losses)	$730	$722	$(494)
Less amount transferred to the IMR (net of related tax benefit (expense) of $2 in 2018, $(475) in 2017, and $31 in 2016)	(6)	882	(57)

Realized capital gains (losses) before tax	736	(160)	(437)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	396	243	496

Net realized capital gains (losses)	$340	$(403)	$(933)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2018
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,919	$-	$-	$259	$98
	Foreign currency swaps	17	-	3	-	5

Cash flow hedges	Interest rate swaps	6,987	-	-	484	362
	Foreign currency swaps	421	61	-	55	-
	Foreign currency forwards	66	-	-	-	7
	Interest rate treasury locks	1,351	-	-	27	12
	Equity total return swaps	32	-	-	-	6

Total Derivatives in Effective Hedge Accounting Relationships		$10,793	$61	$3	$825	$490

Other Hedging Relationships
	Interest rate swaps	$137,873	$7,336	$3,287	$7,336	$3,287
	Interest rate treasury locks	11,980	277	77	277	77
	Interest rate options	8,574	230	-	230	-
	Interest rate futures	7,977	-	-	-	-
	Foreign currency swaps	1,439	341	269	341	269
	Foreign currency forwards	718	19	14	19	14
	Foreign currency futures	1,040	-	-	-	-
	Equity total return swaps	394	11	10	11	10
	Equity index options	4,818	236	59	236	59
	Equity index futures	4,178	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$178,991	$8,450	$3,716	$8,450	$3,716

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$19	$188
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,135	$-	$-	$19	$188

Total Derivatives		$192,919	$8,511	$3,719	$9,294	$4,394

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2017

		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,870	$-	$2	$308	$128
	Foreign currency swaps	45	-	9	-	15

Cash flow hedges	Interest rate swaps	8,116	-	-	896	283
	Foreign currency swaps	1,549	78	45	295	268
	Foreign currency forwards	132	-	-	-	3
	Interest rate treasury locks	880	-	-	58	-
	Equity total return swaps	36	-	-	9	-

Total Derivatives in Effective Hedge Accounting Relationships		$12,628	$78	$56	$1,566	$697

Other Hedging Relationships
	Interest rate swaps	$121,799	$8,284	$4,041	$8,284	$4,041
	Interest rate treasury locks	10,728	630	13	630	13
	Interest rate options	8,014	247	-	247	-
	Interest rate futures	7,453	-	-	-	-
	Foreign currency swaps	322	57	13	57	13
	Foreign currency forwards	535	2	5	2	5
	Foreign currency futures	991	-	-	-	-
	Equity total return swaps	100	20	-	20	-
	Equity index options	4,113	319	1	319	1
	Equity index futures	5,372	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$159,427	$9,559	$4,073	$9,559	$4,073

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$98	$102
	Credit default swaps	30	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,165	$-	$-	$98	$102

Total Derivatives		$175,220	$9,637	$4,129	$11,223	$4,872

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2018, 2017 and 2016, respectively, the Company recorded unrealized gains (losses) of $231 million, $402 million, and $436 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2018, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 28 years.

Derivatives Not Designated as Hedging Instruments or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2018, 2017 and 2016 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(193)	$(805)	$773
Interest rate treasury locks	(417)	841	(435)
Interest rate options	(35)	(73)	(8)
Interest rate futures	212	-	-
Foreign currency swaps	-	6	(31)
Foreign currency forwards	6	(11)	-
Foreign currency futures	(11)	-	-
Equity total return swaps	9	3	(4)
Equity index options	(133)	102	68
Equity index futures	121	-	-
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net unrealized capital gain (loss)	$(441)	$63	$363

Net realized capital gain (loss):
Interest rate swaps	$(225)	$874	$(490)
Interest rate treasury locks	43	34	342
Interest rate options	(5)	(3)	-
Interest rate futures	(411)	273	(23)
Foreign currency swaps	4	4	3
Foreign currency forwards	(16)	16	24
Foreign currency futures	61	(111)	94
Equity total return swaps	(2)	(9)	(9)
Equity index options	49	22	(98)
Equity index futures	157	(1,104)	(1,007)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(345)	$(4)	$(1,164)

Total gain (loss) from derivatives in other hedging relationships	$(786)	$59	$(801)

The table above does not include unrealized gains (losses) of ($28) million, $9 million, $11 million and realized gains (losses) of $12 million, $12 million and $6 million for the years ended December 31, 2018, 2017 and 2016, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($229) million, $872 million, and ($526) million (including ($226) million, $874 million, and ($490) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2018, 2017 and 2016, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2018 and 2017, respectively

	December 31, 2018			December 31, 2017

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$-	$-	-	$10	$-	1
AA	-	-	-	10	-	-
A	-	-	-	10	-	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$-	$-		$30	$-

1

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

2

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

3	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2018 and 2017. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2018 and 2017, the Company accepted collateral consisting of cash of $1,559 million and $1,973 million, and various securities with a fair value of $3,280 million and $4,360 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2018	$-
2019	66
2020	-
2021	-
Thereafter	-

Total Future Settled Premiums	$66

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
		(in millions)
Prior Year	$40	$32	$71
Current Year	$66	$(48)	$17

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2018 and 2017, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $266 million and $261 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2018 and 2017, the equity total return swap agreements with MLI had a fair value of ($14) million and $30 million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with John Hancock Reassurance Company Limited. The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the interest maintenance reserve (IMR) and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$31	$31	$-	$25	$6	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	31	31	-	25	6	-

Preferred stocks:
Industrial and misc	3	3	-	-	3	-

Total preferred stocks	3	3	-	-	3	-

Common stocks:
Industrial and misc	918	918	807	-	111	-

Total common stocks	918	918	807	-	111	-
Derivatives:
Interest rate swaps	7,336	7,336	-	7,336	-	-
Interest rate treasury locks	277	277	-	12	265	-
Interest rate options	230	230	-	91	139	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	341	341	-	341	-	-
Foreign currency forwards	19	19	-	19	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	-	11	-
Equity index options	236	236	-	236	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,450	8,450	-	8,035	415	-

Assets held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total assets	$133,533	$133,533	$120,581	$10,613	$2,339	$-

Liabilities:
Derivatives:
Interest rate swaps	$3,287	$3,287	$-	$3,232	$55	$-
Interest rate treasury locks	77	77	-	17	60	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	269	269	-	269	-	-
Foreign currency forwards	14	14	-	14	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	10	10	-	-	10	-
Equity index options	59	59	-	59	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	3,716	3,716	-	3,591	125	-

Liabilities held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total liabilities	$127,847	$127,847	$119,774	$6,144	$1,929	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$22	$22	$-	$12	$10	$-
Loan-backed and structured securities	6	6	-	-	6	-

Total bonds with NAIC 6 rating	28	28	-	12	16	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-

Common stocks:
Industrial and misc	1,354	1,354	1,220	-	134	-

Total common stocks	1,354	1,354	1,220	-	134	-
Derivatives:
Interest rate swaps	8,284	8,284	-	8,284	-	-
Interest rate treasury locks	630	630	-	61	569	-
Interest rate options	247	247	-	67	180	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	57	57	-	57	-	-
Foreign currency forwards	2	2	-	2	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	20	20	-	-	20	-
Equity index options	319	319	-	319	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	9,559	9,559	-	8,790	769	-

Assets held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total assets	$152,108	$152,108	$137,593	$11,752	$2,763	$-

Liabilities:
Derivatives:
Interest rate swaps	$4,041	$4,041	$-	$4,001	$40	$-
Interest rate treasury locks	13	13	-	12	1	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	13	13	-	13	-	-
Foreign currency forwards	5	5	-	5	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	4,073	4,073	-	4,032	41	-

Liabilities held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total liabilities	$145,240	$145,240	$136,373	$6,982	$1,885	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,525	$43,579	$-	$40,875	$2,704
Preferred stocks	11	12	-	-	12
Mortgage loans on real estate	12,085	12,199	-	-	12,199
Cash, cash equivalents and short term investments	2,988	2,988	2,381	607	-
Policy loans	2,788	2,788	-	2,788	-
Derivatives in effective hedge accounting and RSAT relationships	61	844	-	816	28

Total assets	$62,458	$62,410	$2,381	$45,086	$14,943

Liabilities:
Consumer notes	$154	$176	$-	$-	$176
Borrowed money	-	-	-	-	-
Policy reserves	1,322	1,306	-	-	1,306
Policyholders’ and beneficiaries funds	796	961	-	961	-
Derivatives in effective hedge accounting and RSAT relationships	3	678	-	438	240

Total liabilities	$2,275	$3,121	$-	$1,399	$1,722

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,942	$49,997	$-	$47,017	$2,980
Preferred stocks	11	14	-	-	14
Mortgage loans on real estate	11,900	12,759	-	-	12,759
Cash, cash equivalents and short term investments	4,131	4,131	3,065	1,066	-
Policy loans	2,726	2,726	-	2,726	-
Derivatives in effective hedge accounting and RSAT relationships	78	1,664	-	1,596	68

Total assets	$66,788	$71,291	$3,065	$52,405	$15,821

Liabilities:
Consumer notes	$197	$226	$-	$-	$226
Borrowed money	-	-	-	-	-
Policy reserves	1,364	1,354	-	-	1,354
Policyholders’ and beneficiaries funds	937	1,136	-	1,136	-
Derivatives in effective hedge accounting and RSAT relationships	56	799	-	618	181

Total liabilities	$2,554	$3,515	$-	$1,754	$1,761

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,439 million and $2,415 million at December 31, 2018 and 2017, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2018 and 2017, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2018 and 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2018, 2017 and 2016, are summarized as follows:

	Balance at January 1, 2018	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2018
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-

Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3

Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111

Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111
Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804

Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2017	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2017
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6

Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134

Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134
Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844

Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2016	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2016
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums earned
Direct	$20,067	$20,392	$19,809
Assumed	603	605	872
Ceded	(14,854)	(2,711)	(7,454)

Net	$5,816	$18,286	$13,227

Benefits to policyholders ceded	$(15,881)	$(16,741)	$(15,271)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2018, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2018, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2018, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $5,586 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Non-Affiliated Reinsurance

The table below consists of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(219)	$(224)	$(264)
Premiums assumed	88	91	106
Benefits ceded	(594)	(636)	(615)
Benefits assumed	238	254	246

Other reinsurance receivable (payable)	-	(1)	(2)
Funds held by or deposited with reinsured companies	3,183	3,316	3,483

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

The table below consists of the impact of the 2018 Reinsurance Group of America (“RGA”) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(2,790)
Benefits ceded, net	(134)
Other reinsurance receivable	24
Other amounts payable on reinsurance	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual payout annuities. The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table below consists of the impact of the 2012 RGA Agreement:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(2)	$(3)	$(392)
Benefits ceded, net	(407)	(418)	(467)

Other reinsurance receivable	72	68	73
Other amounts payable on reinsurance	-	-	-

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table below consists of the impact of the Jackson National Life Insurance Company (“Jackson’) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(5,317)
Benefits ceded, net	(134)
Funds held by or deposited with reinsured companies	-

Other reinsurance receivable	20
Other amounts payable on reinsurance	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(167)	$(177)	$(183)
Benefits ceded, net	(408)	(424)	(427)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	39	46	41
Other amounts payable on reinsurance	5	4	9

Treaty settlement received (paid)*	208	227	246
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(501)	$(256)	$(517)
Premiums ceded, impact of treaty recaptured	-	3,718	-
Benefits ceded	(573)	(782)	(836)

Other reinsurance receivable	13	2	-
Other amounts payable on reinsurance	-	-	24
Funds withheld from reinsured companies	7,131	7,048	-
Funds withheld from unauthorized reinsurers	-	-	7,236
Treaty settlement received (paid)*	20	(8)	(594)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the payout annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long-Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,038 million and $8,644 million at December 31, 2018 and 2017, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long-term care liabilities was $7,131 million and $7,048 million at December 31, 2018 and 2017, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The available and required capital in the table below represent JHRECO’s capital position on a NAIC basis at December 31, 2018 and 2017.

	Years ended December 31,
	2018	2017

	(in millions)
Available Capital	$2,085	$1,884
Required Capital	$323	$262
RBC Ratio	646%	718%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2018 and 2017 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2018	$11,404	$1,425	800%
Impact of JHRECO LTC Recapture	470	232	-83%

Capital Gross of JHRECO LTC Cession	$11,874	$1,657	717%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2017	$10,761	$1,266	850%
Impact of JHRECO LTC Recapture	854	189	-52%

Capital Gross of JHRECO LTC Cession	$11,615	$1,455	798%

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(3,763)	$(3,320)	$(3,978)
Benefits ceded	(10,700)	(11,653)	(10,494)

Other reinsurance receivable	185	25	-
Other amounts payable on reinsurance	660	389	605
Funds withheld from unauthorized reinsurers	7	-	227

Treaty settlement received (paid)*	178	480	(142)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $1,989 million and $1,873 million as a coinsurance reserve and JHUSA holds $420 million and $109 million as a modified coinsurance reserve at December 31, 2018 and 2017, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $7 million and $0 million at December 31, 2018 and 2017, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(133)	$(255)	$(298)
Benefits ceded	(595)	(545)	(468)

Other reinsurance receivable	-	-	5
Other amounts payable on reinsurance	7	7	-
Funds withheld from unauthorized reinsurers	329	66	-
Treaty settlement received (paid)*	(30)	(28)	(74)

*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(28)	$(27)	$(28)
Premiums assumed	-	-	241
Benefits ceded	(22)	(19)	(10)
Benefits assumed	19	22	8

Other reinsurance receivable	-	-	1
Other amounts payable on reinsurance	5	7	-
Funds withheld from authorized reinsurers	-	-	3
Treaty settlement received (paid)*	(23)	(28)	7

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Year ended December 31,
	2018	2017

	(in millions)
Premiums ceded	$(135)	$(373)
Premiums assumed	-	-
Benefits ceded	(17)	(14)
Benefits assumed	-	-

Other reinsurance receivable	-	-
Other amounts payable on reinsurance	22	18
Funds withheld from authorized reinsurers	102	50
Treaty settlement received (paid)*	(68)	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years. Subsequent amendment added additional term contracts.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$1,674	$67	$1,741
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	1,553	67	1,620
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	1,553	67	1,620
(f) Deferred tax liabilities	1,628	69	1,697

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(75)	$(2)	$(77)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$2,432	$63	$2,495
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,311	63	2,374
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,311	63	2,374
(f) Deferred tax liabilities	2,289	72	2,361

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$22	$(9)	$13

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(758)	$4	$(754)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(758)	4	(754)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(758)	4	(754)
(f) Deferred tax liabilities	(661)	(3)	(664)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(97)	$7	$(90)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2018. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$65	$65
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	649	-	649
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	649	-	649
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,328	-	1,328
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	904	2	906

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,553	$67	$1,620

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	742	-	742
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	742	-	742
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,212	-	1,212
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,569	10	1,579

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,311	$63	$2,374

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$12	$12
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(93)	-	(93)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(93)	-	(93)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	116	-	116
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(665)	(8)	(673)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(758)	$4	$(754)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	2018	2017

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	800%	849%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,854	$8,082

Impact of tax planning strategies is as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,553	$67
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,553	$67
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2017
	(3) Ordinary	(4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,311	$63
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,311	$63
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(758)	$4
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(758)	$4
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$(725)	$446	$(1,171)
(b) Foreign	-	-	-

(c) Subtotal	(725)	446	(1,171)
(d) Federal income tax on net capital gains	396	243	153
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(329)	$689	$(1,018)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	654	1,489	(835)
(4) Investments	72	88	(16)
(5) Deferred acquisition costs	412	357	55
(6) Policyholder dividends accrual	53	49	4
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	34	28	6
(9) Pension accrual	17	16	1
(10) Receivables - nonadmitted	54	48	6
(11) Net operating loss carryforward	35	-	35
(12) Tax credit carry-forward	333	329	4
(13) Other (including items <5% of total ordinary tax assets)	10	28	(18)

(99) Subtotal	$1,674	$2,432	$(758)
(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,553	$2,311	$(758)
(e) Capital:
(1) Investments	$67	$63	$4
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$67	$63	$4
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$67	$63	$4
(i) Admitted deferred tax assets (2(d)+2(h))	$1,620	$2,374	$(754)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,150	$1,178	$(28)
(2) Fixed assets	18	18	-
(3) Deferred and uncollected premium	9	9	-
(4) Policyholder reserves	324	934	(610)
(5) Other (including items <5% of total ordinary tax liabilities)	127	150	(23)

(99) Subtotal	$1,628	$2,289	$(661)
(b) Capital:
(1) Investments	$69	$72	$(3)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$69	$72	$(3)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,697	$2,361	$(664)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(77)	$13	$(90)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2018	2017	Change

	(in millions)
Total deferred tax assets	$1,620	$2,374	$(754)
Total deferred tax liabilities	1,697	2,361	(664)

Net deferred tax assets (liabilities)	$(77)	$13	$(90)

Tax effect of unrealized gains and losses			137
Tax effect of unrealized foreign exchange gains (losses)			5
Other			(215)

Change in net deferred income taxes			$(17)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2018 and 35% for 2017 and 2016 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Ordinary provisions computed at statutory rate	$(7)	$962	$294
Net realized capital gains (losses) before IMR at statutory rate	153	253	(173)
Change in nonadmitted assets	-	-	-
Reinsurance	77	22	(47)
Valuation allowance	-	-	71
Tax-exempt income	1	(22)	(16)
Nondeductible expenses	2	1	(1)
Foreign tax expense gross up	5	8	8
Amortization of IMR	(138)	(68)	(78)
Tax recorded in surplus	14	68	(4)
Dividend received deduction	(159)	(184)	(183)
Investment in subsidiaries	(18)	(25)	(25)
Prior year adjustment	(69)	(151)	(54)
Tax credits	(23)	(24)	(26)
Change in tax reserve	33	4	(200)
Pension	-	-	-
Tax rate change	(185)	570	-
Other	2	1	(1)

Total	$(312)	$1,415	$(435)

Federal and foreign income taxes incurred	$(725)	$446	$(121)
Capital gains tax	396	243	496
Change in net deferred income taxes	17	726	(810)

Total statutory income tax expense (benefit)	$(312)	$1,415	$(435)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2018, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	23
	2008	2028	57
	2009	2029	54
	2010	2030	47
	2011	2031	41
	2012	2032	32
	2013	2033	21
	2014	2034	12
	2015	2035	5
	2016	2036	3
	2017	2037	1
	2018	2038	-

			$303

Net Operating Losses	2008	2023	$-
	2009	2024	-
	2010	2025	-
	2013	2028	-
	2014	2029	-
	2018		35

			$35

Foreign Tax Credits	2006	2016	$-
	2007	2017	-
	2008	2018	-
	2009	2019	-
	2010	2020	-
	2011	2021	-
	2012	2022	-
	2013	2023	-
	2014	2024	-
	2015	2025	-
	2016	2026	-
	2017	2027	-
	2018	2028	23

			$23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Origination Year	Expiration Year	Amount

	(in millions)
Other credits	2000	2020	$-
	2001	2021	-
	2002	2022	-
	2003	2023	-
	2004	2024	-
	2005	2025	-
	2006	2026	-
	2007	2027	-
	2008	2028	-
	2009	2029	-
	2010	2030	-
	2011	2031	-
	2012	2032	-
	2013	2033	2
	2014	2034	2
	2015	2035	3
	2016	2036	-

			$7

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $323 million and $0 million for the years 2018, 2017 and 2016 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Holding (USA) LLC
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Taxes receivable from (payable to) affiliates are ($47) million and ($156) million at December 31, 2018 and 2017, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2018	2017

	(in millions)
Balance at beginning of year	$60	$37
Additions based on tax positions related to the current year	2	14
Payments	-	-
Additions for tax positions of prior years	48	22
Reductions for tax positions of prior years	(2)	(13)

Balance at end of year	$108	$60

Included in the balances as of December 31, 2018 and 2017, are $108 million and $75 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2018 and 2017, are ($1) million and ($16) million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately ($3) million, ($10) million, and ($177) million of interest expense / (benefit) for the years ended December 31, 2018, 2017 and 2016, respectively. The Company had approximately $6 million and $6 million accrued for interest as of December 31, 2018 and 2017, respectively. The Company did not recognize any material penalties for the years ended December 31, 2018, 2017 and 2016.

The Company reported a Repatriation Transition Tax liability in the amount of $1 million for 2017. This amount was fully remitted to the IRS with the filing of the 2017 federal income tax return.

As of December 31, 2017, the Company reported an Alternative Minimum Tax (AMT) Credit carryforward of $485 million, all of which was recorded as a current tax recoverable. The Company expects to recover $243 million of this balance with the filing of its 2018 tax return, while the remaining $242 million is expected to be recovered in 2019 through 2021.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company completed its analysis on the income tax effects of the Act and adjusted its provisional amounts accordingly. The Company updated policy level tax reserves and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $13 million per year. In addition, with the completion of the 2017 tax return,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

the Company recorded all provision to return adjustments of which ($185) million impacted the effective tax rate related to the revaluation of deferred tax assets and liabilities from 35% to 21%.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2018, 2017 and 2016, the Company paid ordinary dividends of $600 million, $807 million and $0 million and extraordinary dividends of $0 million, $93 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2018 and 2017, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2018. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2018, 2017 and 2016. Total interest paid through December 31, 2018 was $813 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The surplus notes which were to have matured on March 31, 2033 were repaid on November 1, 2016. For the year ended December 31, 2016, the combined interest expense on the notes was $31 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $5 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. Total interest paid through December 31, 2018 was $24 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $296 million, $347 million, and $329 million, respectively, for the years ended December 31, 2018, 2017 and 2016.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $748 million, $767 million, and $811 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2018, 2017 and 2016, respectively, the Company received dividends of $28 million, $31 million, and $34 million from John Hancock Investment Management Services LLC, $83 million, $72 million, and $71 million from JHD, $100 million, $0 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $404 million, $231 million, and $214 million from John Hancock Subsidiaries, LLC (“JHS LLC”), and $0 million, $0 million, and $19 million from John Hancock Partnership Holdings I & II, $1 million, $10 million, and $0 million from CLA CRE Opportunity Fund I LP and $27 million, $0 million and $0 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018 and 2017, the Company made a capital contribution of $0 million and $0 million to JHS LLC.

The Company did not make a capital contribution to its wholly-owned subsidiary, MMRC in 2018. During 2017, the Company made a capital contribution of $40 million to MMRC, in exchange for one hundred and one shares of the common stock of MMRC.

During 2018 and 2017, the Company received a return of capital of $80 million and $0 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2018 and 2017, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $572 million and $558 million at December 31, 2018 and 2017, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2018	2017

	(In millions)
The Manufacturers Investment Corporation	$66	$134
John Hancock Financial Corporation	113	114
Manulife Reinsurance Limited	17	56
Manulife Reinsurance (Bermuda) Ltd.	141	111
Manulife (Michigan) Reassurance Company	6	4
John Hancock Life & Health Insurance Company	159	180
John Hancock Reassurance Company, Ltd.	91	179
John Hancock Life Insurance Company New York	293	170
John Hancock Investment Management Services LLC	25	23
John Hancock Subsidiaries LLC	24	31
John Hancock Insurance Agency, Inc.	5	5
Essex Corporation	1	-
JH Signature Services Inc.	9	8
JH Partnership Holdings I, II LP	-	7
John Hancock Realty Advisors	6	2
JH Advisors LLC	47	66
Manulife Asset Management (US) LLC	35	76
Hancock Capital Investment Management LLC	15	11
John Hancock RPS, LLC	41	31
The Berkeley Financial Group, LLC	2	2
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	11	11
JH Networking Insurance Agency, Inc.	4	5
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	45	1
Hancock Natural Resource Group, Inc.	68	30
Hancock Forest Management, Inc.	5	5
John Hancock Personal Financial Services, LLC	1	2
John Hancock Funding Company LLC	(9)	-

Total	$1,221	$1,264

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $723 million, purchase other invested assets of $2,118 million, purchase real estate of $87 million, and issue agricultural and commercial mortgages of $152 million at December 31, 2018. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 42% of these commitments expire in 2019.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2019	$9
2020	8
2021	5
2022	3
2023	3
Thereafter	16

Total	$44

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company is pending in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On November 1, 2018, the court granted preliminary approval of the $91 million settlement for Besen and scheduled a fairness hearing for February 19, 2019. Distribution of notice of the settlement to the class commenced on December 26, 2018. A similar class action based on the same policy language in dispute in the case pending in New York had been pending in California. The parties have settled all claims alleged in the California action. On May 8, 2018, the court granted final approval of the settlement, and the settlement amount of $60 million has been paid.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. In October 2018, an almost identical class action was initiated against the Company in the Southern District of New York. It was filed as a related case as the one filed in June and has been assigned to the same judge. Discovery has commenced in these cases and will continue through 2019. It is too early to assess the range of potential outcomes for these two related lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$522	$337	$1,385	$2,244	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	109,160	109,160	83%

Total with adjustment or at fair value	524	337	110,545	111,406	85%
At book value without adjustment (minimal or no charge or adjustment)	4,937	-	-	4,937	4%
Not subject to discretionary withdrawal	14,577	207	147	14,931	11%

Total (gross)	20,038	544	110,692	131,274	100%

Reinsurance ceded	10,830	-	-	10,830

Total (net)	$9,208	$544	$110,692	$120,444

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$448	$400	$1,720	$2,568	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	124,432	124,432	84%

Total with adjustment or at fair value	450	400	126,152	127,002	86%
At book value without adjustment (minimal or no charge or adjustment)	5,412	-	-	5,412	4%
Not subject to discretionary withdrawal	14,987	227	171	15,385	10%

Total (gross)	20,849	627	126,323	147,799	100%

Reinsurance ceded	4,526	-	-	4,526

Total (net)	$16,323	$627	$126,323	$143,273

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2018	2017	2018	2017

	(in millions)
Group Annuity Contracts (401K)	$78,443	$87,377	$-	$-
Variable and Fixed Annuities	29,250	35,552	21	23
Life Insurance	12,771	14,081	-	-
Fixed Products - Institutional and stable value fund	1,743	2,140	-	-
Fixed Products - Retail	26	26	351	413
Investments - Funds	1,526	1,555	-	-

Total	$123,759	$140,731	$372	$436

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2018	$210	$54
2017	$220	$62
2016	$231	$89
2015	$241	$59
2014	$252	$74

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2018	2017

	(in millions, except for ages)
Account value	$29,577	$36,044
Amount of reserve held	1,230	821
Net amount at risk - gross	7,778	4,817
Weighted average attained age	69	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2018 and 2017:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2018 and 2017, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2018 and 2017, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018	2017

	(in millions)
Type of Fund
Equity	$24,071	$28,880
Balanced	8,365	10,009
Bonds	5,615	6,381
Money Market	517	519

Total	$38,568	$45,789

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$14,007	$14,007	$-	$14,395	$14,395

Reserves for accounts with assets at:
Fair value	544	123,076	123,620	627	139,896	140,523
Amortized cost	-	-	-	-	-	-

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$337	$1,385	$1,722	$400	$1,720	$2,120
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,329	1,329	-	1,494	1,494
At fair value	-	118,543	118,543	-	134,740	134,740
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,671	1,671	-	1,771	1,771

Subtotal	337	122,928	123,265	400	139,725	140,125
Not subject to discretionary withdrawal	207	148	355	227	171	398

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2018	2017	2016

	(in millions)
Transfers to separate accounts	$15,071	$17,679	$17,163
Transfers from separate accounts	22,687	26,385	22,744

Net transfers to (from) separate accounts	$(7,616)	$(8,706)	$(5,581)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $26 million, $34 million, and $30 million in 2018, 2017 and 2016, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2018, 2017 and 2016, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $308 million and $328 million at December 31, 2018 and 2017, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During the year, the Company implemented its North American voluntary early retirement program. The program will result in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2018, 2017 and 2016, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2018 and 2017 was $108 million and $112 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2018 and 2017 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans - (continued)

actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2018, 2017 and 2016, respectively.

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2018, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2018, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2018. At December 31, 2018, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2018, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2018, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $3 million and $1 million for the year ended December 31, 2018 and 2017.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2018 and 2017 was $154 million and $197 million, respectively. Interest ranging from 4.9% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2019-$16 million; 2020-$0 million; 2021-$0 million; 2022-$13 million; 2023-$33 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $10 million, $11 million, and $12 million in 2018, 2017 and 2016, respectively. Interest paid amounted to $8 million, $11 million, and $11 million in 2018, 2017 and 2016, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $0 million, $7 million, and $7 million for the years ended December 31, 2018, 2017 and 2016, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $0 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million, $1 million, and $1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$430

	December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$421

FHLBI membership stock of $0 million and $0 million was classified as not eligible for redemption for the years ended December 31, 2018 and 2017, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2018
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

December 31, 2018
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$803	$755	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$803	$755	$400

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2018 was $0 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block - (continued)

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2018	2017

	(in millions)
Assets:
Bonds	$2,222	$2,744
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	327	247
Real estate	661	704
Cash, cash equivalents and short-term investments	332	4
Policy loans	1,734	1,694
Other invested assets	407	248

Total cash and invested assets	5,683	5,641
Investment income due and accrued	110	102
Premiums due	4	5
Net deferred tax asset	32	73
Other closed block assets	372	46

Total closed block assets	$6,201	$5,867

Obligations:
Policy reserves	5,407	5,515
Policyholders’ and beneficiaries’ funds	58	60
Dividends payable to policyholders	304	322
Policy benefits in process of payment	61	71
Other policy obligations	6	1
Other closed block obligations	663	500

Total closed block obligations	$6,499	$6,469

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2018 financial statements through April 3, 2019, the date the financial statements were issued.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court with the anticipation that a Plan of Rehabilitation that addresses and removes the causes of SRUS’s impairment be submitted to the Receiver and the Court for approval. In the event a Plan of Rehabilitation is not submitted and approved, the rehabilitation proceedings could convert into liquidation proceedings. As of December 31, 2018, the Company recorded a reserve credit and a reinsurance receivable of approximately $209 million and $33 million, respectively, related to the various agreements with SRUS.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2018

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December  31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the table below that comprise John Hancock Life Insurance Company of New York Separate Account H (the “Separate Account”) as of December 31, 2018, and the related statements of operations and changes in contract owners’ equity for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of December 31, 2018, the results of its operations and changes in contract owners’ equity for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Subaccounts comprising John Hancock Life Insurance Company (U.S.A.) Separate Account H		Statements of operations and changes in contract owners’ equity

500 Index Fund Series I	Lifestyle Conservative Portfolio Series II	For each of the two years in the period ended December 31, 2018
500 Index Fund Series II	Lifestyle Growth Portfolio Series I
500 Index Fund Series NAV	Lifestyle Growth Portfolio Series II
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series II	Lifestyle Moderate Portfolio Series I
American Asset Allocation Trust Series I	Lifestyle Moderate Portfolio Series II
American Asset Allocation Trust Series II	Managed Volatility Aggressive Portfolio Series I
American Asset Allocation Trust Series III	Managed Volatility Aggressive Portfolio Series II
American Global Growth Trust Series II	Managed Volatility Balanced Portfolio Series I
American Global Growth Trust Series III	Managed Volatility Balanced Portfolio Series II
American Growth Trust Series II
American Growth Trust Series III	Managed Volatility Conservative Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Conservative Portfolio Series II
American Growth-Income Trust Series II	Managed Volatility Growth Portfolio Series I
American Growth-Income Trust Series III	Managed Volatility Growth Portfolio Series II
American International Trust Series II	Managed Volatility Growth Portfolio Series NAV

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subaccounts comprising John Hancock Life Insurance Company (U.S.A.) Separate Account H		Statements of operations and changes in contract owners’ equity

American International Trust Series III	Managed Volatility Moderate Portfolio Series I
Basic Value Focus	Managed Volatility Moderate Portfolio Series II
Blue Chip Growth Trust Series I	Mid Cap Index Trust Series I
Blue Chip Growth Trust Series II	Mid Cap Index Trust Series II
Capital Appreciation Trust Series I	Mid Cap Stock Trust Series I
Capital Appreciation Trust Series II	Mid Cap Stock Trust Series II
Capital Appreciation Value Trust Series II	Mid Value Trust Series I
Core Bond Trust Series I	Mid Value Trust Series II
Core Bond Trust Series II	Money Market Trust Series I
DWS Equity 500 Index	Money Market Trust Series II
Emerging Markets Value Trust Series NAV	Money-Market Trust Series NAV
Equity Income Trust Series I	Mutual Shares Trust Series I
Equity Income Trust Series II	PIMCO All Asset
Financial Industries Trust Series I	Real Estate Securities Trust Series I
Financial Industries Trust Series II	Real Estate Securities Trust Series II
Fundamental All Cap Core Trust Series II	Science & Technology Trust Series I
Fundamental Large Cap Value Trust Series I	Science & Technology Trust Series II
Fundamental Large Cap Value Trust Series II	Select Bond Trust Series I
Global Allocation	Select Bond Trust Series II
Global Bond Trust Series I	Short Term Government Income Trust Series I
Global Bond Trust Series II	Short Term Government Income Trust Series II
Global Trust Series I	Small Cap Index Trust Series I
Global Trust Series II	Small Cap Index Trust Series II
Health Sciences Trust Series I	Small Cap Opportunities Trust Series I
Health Sciences Trust Series II	Small Cap Opportunities Trust Series II
High Yield Trust Series I	Small Cap Stock Trust Series I
High Yield Trust Series II	Small Cap Stock Trust Series II
International Equity Index Series I	Small Cap Value Trust Series I
International Equity Index Series II	Small Cap Value Trust Series II
International Equity Index Series NAV	Small Company Value Trust Series I
International Growth Stock Trust Series II	Small Company Value Trust Series II
International Small Company Trust Series I	Strategic Income Opportunities Trust Series I
International Small Company Trust Series II	Strategic Income Opportunities Trust Series II

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subaccounts comprising John Hancock Life Insurance Company (U.S.A.) Separate Account H		Statements of operations and changes in contract owners’ equity

International Value Trust Series I	Total Bond Market Series Trust NAV
International Value Trust Series II	Total Bond Market Trust Series II
Investment Quality Bond Trust Series I	Total Stock Market Index Trust Series I
Investment Quality Bond Trust Series II	Total Stock Market Index Trust Series II
Lifestyle Aggressive Portfolio Series I	Ultra Short Term Bond Trust Series I
Lifestyle Aggressive Portfolio Series II	Ultra Short Term Bond Trust Series II
Lifestyle Balanced Portfolio Series I	Utilities Trust Series I
Lifestyle Balanced Portfolio Series II	Utilities Trust Series II
Lifestyle Conservative Portfolio Series I	Value Opportunities

Emerging Markets Value Trust Series II		For the period from October 27, 2017 (commencement of operations) through December 31, 2017 and for the year ended December 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

April 3, 2019

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	500 Index Fund Series I	500 Index Fund Series II	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I
Total Assets
Investments at fair value	$124,393,131	$52,639,118	$173,126,041	$25,738,737	$120,639,088	$104,975,117

Net Assets
Contracts in accumulation	$123,779,768	$52,583,363	$172,964,879	$25,637,469	$120,470,226	$104,330,628
Contracts in payout (annuitization)	613,363	55,755	161,162	101,268	168,862	644,489

Total net assets	$124,393,131	$52,639,118	$173,126,041	$25,738,737	$120,639,088	$104,975,117

Units outstanding	5,483,417	2,418,409	7,467,644	1,321,839	6,519,934	5,496,001
Unit value	$22.69	$21.77	$23.18	$19.47	$18.50	$19.10

Shares	4,172,866	1,764,637	5,809,599	2,794,651	13,070,324	8,866,142
Cost	$112,211,242	$47,675,967	$120,941,545	$27,270,076	$127,669,855	$111,773,955

See accompanying notes.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III
Total Assets
Investments at fair value	$868,428,896	$116,315,978	$134,638,377	$26,968,548	$495,562,004	$82,981,676

Net Assets
Contracts in accumulation	$868,266,134	$116,315,978	$134,627,465	$26,968,548	$495,075,318	$82,973,279
Contracts in payout (annuitization)	162,762	—	10,912	—	486,686	8,397

Total net assets	$868,428,896	$116,315,978	$134,638,377	$26,968,548	$495,562,004	$82,981,676

Units outstanding	47,315,029	5,240,224	6,910,615	1,174,421	13,670,917	3,092,636
Unit value	$18.35	$22.20	$19.48	$22.96	$36.25	$26.83

Shares	73,347,035	9,823,985	9,870,849	1,978,617	30,143,674	5,047,547
Cost	$845,003,692	$117,195,413	$141,942,317	$28,138,107	$545,818,407	$91,753,469

See accompanying notes.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	American Growth-Income Trust Series I	American Growth-Income Trust Series II	American Growth-Income Trust Series III	American International Trust Series II	American International Trust Series III	Basic Value Focus
Total Assets
Investments at fair value	$102,807,276	$418,779,895	$188,742,389	$261,040,954	$34,732,066	$3,828,929

Net Assets
Contracts in accumulation	$102,513,312	$418,494,255	$188,724,425	$260,804,929	$34,720,989	$3,810,861
Contracts in payout (annuitization)	293,964	285,640	17,964	236,025	11,077	18,068

Total net assets	$102,807,276	$418,779,895	$188,742,389	$261,040,954	$34,732,066	$3,828,929

Units outstanding	2,972,560	13,514,027	7,330,807	10,102,987	2,255,035	95,425
Unit value	$34.59	$30.99	$25.75	$25.84	$15.40	$40.13

Shares	6,840,138	27,974,609	12,591,220	14,781,481	1,974,535	310,035
Cost	$120,745,696	$482,844,676	$218,971,457	$246,890,776	$32,773,900	$3,988,811

See accompanying notes.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I
Total Assets
Investments at fair value	$216,533,054	$107,498,238	$122,497,750	$50,795,140	$243,307,205	$63,639,187

Net Assets
Contracts in accumulation	$215,824,863	$107,342,954	$121,857,678	$50,747,529	$243,304,357	$63,474,860
Contracts in payout (annuitization)	708,191	155,284	640,072	47,611	2,848	164,327

Total net assets	$216,533,054	$107,498,238	$122,497,750	$50,795,140	$243,307,205	$63,639,187

Units outstanding	3,989,809	2,880,174	5,276,879	1,523,414	10,874,787	3,784,692
Unit value	$54.27	$37.32	$23.21	$33.34	$22.37	$16.81

Shares	6,993,963	3,574,933	10,132,155	4,375,120	22,383,368	5,018,863
Cost	$200,647,875	$112,090,771	$131,393,084	$58,278,439	$261,339,508	$67,139,082

See accompanying notes.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Core Bond Trust Series II	DWS Equity 500 Index	Emerging Markets Value Trust Series II	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series II
Total Assets
Investments at fair value	$72,131,804	$10,682,338	$30,943,680	$1,452,358	$152,265,048	$94,017,127

Net Assets
Contracts in accumulation	$72,041,993	$10,635,170	$30,932,894	$1,452,358	$151,214,210	$93,875,453
Contracts in payout (annuitization)	89,811	47,168	10,786	—	1,050,838	141,674

Total net assets	$72,131,804	$10,682,338	$30,943,680	$1,452,358	$152,265,048	$94,017,127

Units outstanding	4,476,676	278,624	2,808,960	130,686	3,216,393	3,781,609
Unit value	$16.11	$38.34	$11.02	$11.11	$47.34	$24.86

Shares	5,693,118	565,203	3,465,138	162,820	11,154,949	6,923,205
Cost	$75,967,664	$9,399,228	$35,694,894	$1,673,486	$177,609,192	$115,276,427

See accompanying notes.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Financial Industries Trust Series I	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Allocation
Total Assets
Investments at fair value	$8,458,284	$11,386,695	$37,081,054	$161,567,047	$129,991,269	$226,710

Net Assets
Contracts in accumulation	$8,458,284	$11,383,496	$37,059,620	$160,656,097	$129,782,784	$226,710
Contracts in payout (annuitization)	—	3,199	21,434	910,950	208,485	—

Total net assets	$8,458,284	$11,386,695	$37,081,054	$161,567,047	$129,991,269	$226,710

Units outstanding	407,419	526,724	1,098,058	6,828,258	6,141,427	11,153
Unit value	$20.76	$21.62	$33.77	$23.66	$21.17	$20.33

Shares	710,780	965,793	1,892,856	9,227,130	7,373,299	14,974
Cost	$9,290,502	$12,388,270	$32,240,642	$162,541,916	$130,572,500	$243,453

See accompanying notes.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Global Bond Trust Series I	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II
Total Assets
Investments at fair value	$24,164,291	$55,604,198	$93,402,133	$26,537,525	$45,999,453	$56,169,215

Net Assets
Contracts in accumulation	$24,079,605	$55,565,704	$92,953,712	$26,490,080	$45,908,256	$56,155,365
Contracts in payout (annuitization)	84,686	38,494	448,421	47,445	91,197	13,850

Total net assets	$24,164,291	$55,604,198	$93,402,133	$26,537,525	$45,999,453	$56,169,215

Units outstanding	811,355	2,952,426	3,921,397	1,391,375	670,096	849,302
Unit value	$29.78	$18.83	$23.82	$19.07	$68.65	$66.14

Shares	1,958,209	4,568,956	5,084,493	1,450,931	2,011,345	2,668,371
Cost	$24,953,717	$56,658,432	$87,676,111	$28,107,094	$54,251,391	$65,222,358

See accompanying notes.

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Series I	International Equity Index Series II	International Equity Index Series NAV	International Growth Stock Trust Series II
Total Assets
Investments at fair value	$51,588,416	$45,026,742	$12,215,423	$11,356,073	$9,079,888	$13,094,691

Net Assets
Contracts in accumulation	$51,419,385	$44,827,939	$12,164,604	$11,350,386	$9,078,294	$13,065,803
Contracts in payout (annuitization)	169,031	198,803	50,819	5,687	1,594	28,888

Total net assets	$51,588,416	$45,026,742	$12,215,423	$11,356,073	$9,079,888	$13,094,691

Units outstanding	2,981,649	2,088,366	856,547	814,211	802,770	930,777
Unit value	$17.30	$21.56	$14.26	$13.95	$11.31	$14.07

Shares	10,636,787	9,077,972	791,154	734,545	588,457	864,907
Cost	$58,441,145	$49,586,254	$12,682,316	$12,411,627	$8,847,111	$14,309,757

See accompanying notes.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II
Total Assets
Investments at fair value	$17,468,933	$11,575,848	$54,546,359	$44,426,966	$116,516,628	$58,446,535

Net Assets
Contracts in accumulation	$17,423,745	$11,552,822	$54,342,221	$44,322,193	$116,274,814	$58,371,804
Contracts in payout (annuitization)	45,188	23,026	204,138	104,773	241,814	74,731

Total net assets	$17,468,933	$11,575,848	$54,546,359	$44,426,966	$116,516,628	$58,446,535

Units outstanding	972,342	668,861	2,949,301	2,250,880	6,011,005	3,237,257
Unit value	$17.97	$17.31	$18.49	$19.74	$19.38	$18.05

Shares	1,391,947	925,328	4,606,956	3,755,449	10,909,797	5,467,403
Cost	$15,995,443	$11,782,326	$56,190,681	$47,519,308	$125,850,750	$62,239,935

See accompanying notes.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Lifestyle Aggressive Portfolio Series I	Lifestyle Aggressive Portfolio Series II	Lifestyle Balanced Portfolio Series I	Lifestyle Balanced Portfolio Series II	Lifestyle Conservative Portfolio Series I	Lifestyle Conservative Portfolio Series II
Total Assets
Investments at fair value	$2,126,950	$5,047,557	$21,831,077	$477,791,722	$8,597,883	$105,253,385

Net Assets
Contracts in accumulation	$2,126,950	$5,047,557	$21,831,077	$477,787,719	$8,597,883	$105,248,126
Contracts in payout (annuitization)	—	—	—	4,003	—	5,259

Total net assets	$2,126,950	$5,047,557	$21,831,077	$477,791,722	$8,597,883	$105,253,385

Units outstanding	142,085	342,608	1,517,651	31,342,811	632,431	7,531,874
Unit value	$14.97	$14.73	$14.38	$15.24	$13.59	$13.97

Shares	160,767	381,524	1,586,561	34,672,839	678,602	8,294,199
Cost	$2,173,333	$5,171,811	$22,978,746	$494,650,059	$9,008,244	$109,660,110

See accompanying notes.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Lifestyle Growth Portfolio Series I	Lifestyle Growth Portfolio Series II	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series I	Lifestyle Moderate Portfolio Series II	Managed Volatility Aggressive Portfolio Series I
Total Assets
Investments at fair value	$192,754,184	$4,608,995,228	$5,968,220	$7,725,494	$148,769,774	$40,513,190

Net Assets
Contracts in accumulation	$192,754,184	$4,608,580,931	$5,968,220	$7,725,494	$148,764,642	$40,355,733
Contracts in payout (annuitization)	—	414,297	—	—	5,132	157,457

Total net assets	$192,754,184	$4,608,995,228	$5,968,220	$7,725,494	$148,769,774	$40,513,190

Units outstanding	12,842,491	299,274,342	474,393	547,708	9,928,150	1,783,705
Unit value	$15.01	$15.40	$12.58	$14.11	$14.98	$22.71

Shares	12,971,345	309,744,303	401,900	577,391	11,093,943	4,063,510
Cost	$205,786,899	$4,887,568,124	$6,536,868	$8,041,108	$154,135,860	$39,972,835

See accompanying notes.

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Aggressive Portfolio Series II	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series II	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series II	Managed Volatility Growth Portfolio Series I
Total Assets
Investments at fair value	$63,255,102	$370,157,399	$4,704,815,307	$94,415,080	$865,542,439	$380,438,394

Net Assets
Contracts in accumulation	$63,255,102	$369,621,047	$4,702,429,313	$94,245,765	$864,867,569	$379,784,329
Contracts in payout (annuitization)	—	536,352	2,385,994	169,315	674,870	654,065

Total net assets	$63,255,102	$370,157,399	$4,704,815,307	$94,415,080	$865,542,439	$380,438,394

Units outstanding	2,910,117	17,256,894	239,171,453	4,417,350	48,163,939	18,851,163
Unit value	$21.74	$21.45	$19.67	$21.37	$17.97	$20.18

Shares	6,363,692	32,961,478	421,578,433	8,898,688	82,197,763	31,183,475
Cost	$58,631,428	$408,773,228	$4,889,736,694	$108,150,400	$993,612,947	$391,620,569

See accompanying notes.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Growth Portfolio Series II	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II
Total Assets
Investments at fair value	$6,715,508,818	$408,293	$140,001,920	$1,481,941,198	$76,809,896	$57,031,318

Net Assets
Contracts in accumulation	$6,713,559,468	$408,293	$139,349,723	$1,480,002,461	$76,484,149	$56,804,820
Contracts in payout (annuitization)	1,949,350	—	652,197	1,938,737	325,747	226,498

Total net assets	$6,715,508,818	$408,293	$140,001,920	$1,481,941,198	$76,809,896	$57,031,318

Units outstanding	339,906,281	20,790	6,226,658	77,231,623	2,156,341	1,719,916
Unit value	$19.76	$19.64	$22.48	$19.19	$35.62	$33.16

Shares	552,262,238	33,439	12,915,306	137,598,997	4,079,124	3,044,919
Cost	$6,443,181,937	$418,399	$162,643,438	$1,701,866,880	$89,511,140	$64,333,888

See accompanying notes.

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II
Total Assets
Investments at fair value	$112,150,715	$63,587,350	$40,685,455	$41,931,137	$28,844,508	$130,219,210

Net Assets
Contracts in accumulation	$111,898,971	$63,562,174	$40,592,213	$41,885,222	$28,403,312	$129,787,578
Contracts in payout (annuitization)	251,744	25,176	93,242	45,915	441,196	431,632

Total net assets	$112,150,715	$63,587,350	$40,685,455	$41,931,137	$28,844,508	$130,219,210

Units outstanding	3,593,496	1,679,065	1,332,351	1,448,284	1,992,848	11,460,162
Unit value	$31.21	$37.87	$30.54	$28.95	$14.47	$11.36

Shares	7,102,642	4,287,751	4,296,247	4,418,455	28,844,508	130,219,210
Cost	$117,982,797	$68,710,553	$49,647,739	$51,123,306	$28,844,508	$130,219,210

See accompanying notes.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Money-Market Trust Series NAV	Mutual Shares Trust Series I	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Science & Technology Trust Series I
Total Assets
Investments at fair value	$4,997,890	$143,605,503	$8,029,549	$26,939,716	$30,200,476	$85,292,722

Net Assets
Contracts in accumulation	$4,983,432	$143,587,673	$8,019,342	$26,869,025	$30,131,501	$84,916,910
Contracts in payout (annuitization)	14,458	17,830	10,207	70,691	68,975	375,812

Total net assets	$4,997,890	$143,605,503	$8,029,549	$26,939,716	$30,200,476	$85,292,722

Units outstanding	405,768	7,753,647	411,974	534,733	804,076	2,511,294
Unit value	$12.32	$18.52	$19.49	$50.38	$37.56	$33.96

Shares	4,997,890	24,845,243	793,434	1,439,087	1,613,273	3,305,919
Cost	$4,997,890	$203,154,775	$8,471,003	$23,525,344	$27,787,333	$79,079,845

See accompanying notes.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Science &			Short Term	Short Term
	Technology Trust	Select Bond Trust	Select Bond Trust	Government Income	Government Income	Small Cap Index
	Series II	Series I (a)	Series II (b)	Trust Series I	Trust Series II	Trust Series I
Total Assets
Investments at fair value	$42,537,203	$162,857,666	$455,779,558	$24,776,847	$21,847,312	$11,425,511

Net Assets
Contracts in accumulation	$42,527,805	$162,827,189	$455,541,553	$24,540,276	$21,797,555	$11,405,507
Contracts in payout (annuitization)	9,398	30,477	238,005	236,571	49,757	20,004

Total net assets	$42,537,203	$162,857,666	$455,779,558	$24,776,847	$21,847,312	$11,425,511

Units outstanding	1,080,860	11,694,988	35,085,514	2,048,837	1,870,549	394,435
Unit value	$39.35	$13.93	$12.99	$12.09	$11.68	$28.97

Shares	1,730,562	12,537,157	35,033,018	2,087,350	1,838,999	855,203
Cost	$44,874,631	$170,811,941	$470,639,672	$25,884,307	$22,314,147	$12,442,330

(a)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.
(b)	Renamed on April 30, 2018. Previously known as Bond Trust Series II.

See accompanying notes.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Stock Trust Series I (c)	Small Cap Stock Trust Series II (d)	Small Cap Value Trust Series I
Total Assets
Investments at fair value	$27,409,629	$29,574,176	$23,802,539	$636,642	$25,609,856	$617,135

Net Assets
Contracts in accumulation	$27,337,673	$29,522,137	$23,746,310	$636,642	$25,608,178	$617,135
Contracts in payout (annuitization)	71,956	52,039	56,229	—	1,678	—

Total net assets	$27,409,629	$29,574,176	$23,802,539	$636,642	$25,609,856	$617,135

Units outstanding	939,136	874,606	753,786	27,172	865,860	23,369
Unit value	$29.19	$33.81	$31.58	$23.43	$29.58	$26.41

Shares	2,062,425	1,322,047	1,086,378	70,115	2,974,432	39,560
Cost	$28,899,791	$38,775,207	$31,443,868	$669,814	$27,475,520	$804,845

(c)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.
(d)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series II.

See accompanying notes.

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Series Trust NAV
Total Assets
Investments at fair value	$22,709,662	$34,014,662	$34,595,578	$28,929,145	$30,584,140	$89,338,550

Net Assets
Contracts in accumulation	$22,698,434	$33,898,237	$34,561,446	$28,813,901	$30,495,890	$89,335,577
Contracts in payout (annuitization)	11,228	116,425	34,132	115,244	88,250	2,973

Total net assets	$22,709,662	$34,014,662	$34,595,578	$28,929,145	$30,584,140	$89,338,550

Units outstanding	825,018	840,097	1,082,149	1,319,270	1,489,159	6,903,807
Unit value	$27.53	$40.49	$31.97	$21.93	$20.54	$12.94

Shares	1,465,139	2,046,610	2,128,959	2,308,791	2,435,043	9,106,886
Cost	$29,464,371	$40,468,175	$41,769,874	$30,970,637	$32,898,935	$94,778,669

See accompanying notes.

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Total Bond Market	Total Stock Market	Total Stock Market	Ultra Short Term	Ultra Short Term	Utilities Trust
	Trust Series II	Index Trust Series I	Index Trust Series II	Bond Trust Series I	Bond Trust Series II	Series I
Total Assets
Investments at fair value	$54,254,779	$39,008,398	$32,264,869	$10,300,085	$176,623,376	$11,848,724

Net Assets
Contracts in accumulation	$54,254,779	$38,833,155	$32,178,913	$10,300,085	$176,583,247	$11,781,273
Contracts in payout (annuitization)	—	175,243	85,956	—	40,129	67,451

Total net assets	$54,254,779	$39,008,398	$32,264,869	$10,300,085	$176,623,376	$11,848,724

Units outstanding	4,408,111	1,667,740	1,097,829	859,864	15,670,778	372,159
Unit value	$12.31	$23.39	$29.39	$11.98	$11.27	$31.84

Shares	5,519,306	1,929,199	1,602,029	905,900	15,534,158	859,849
Cost	$56,363,360	$39,527,968	$26,051,827	$10,366,363	$177,693,273	$12,299,209

See accompanying notes.

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Utilities Trust
	Series II	Value Opportunities
Total Assets
Investments at fair value	$10,499,981	$2,680,343

Net Assets
Contracts in accumulation	$10,468,830	$2,680,343
Contracts in payout (annuitization)	31,151	—

Total net assets	$10,499,981	$2,680,343

Units outstanding	230,965	39,596
Unit value	$45.46	$67.69

Shares	770,358	127,272
Cost	$10,751,343	$2,501,283

See accompanying notes.

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,860,749	$2,397,497	$662,612	$844,338	$2,612,776	$3,523,944
Expenses:
Mortality and expense risk and administrative charges	(2,106,554)	(2,097,525)	(949,432)	(910,520)	(2,046,285)	(2,115,195)

Net investment income (loss)	(245,805)	299,972	(286,820)	(66,182)	566,491	1,408,749

Realized gains (losses) on investments:
Capital gain distributions received	2,223,016	1,800,169	892,043	704,696	3,072,780	2,600,349
Net realized gain (loss)	6,201,809	7,539,683	5,280,233	4,034,963	17,318,343	16,615,853

Realized gains (losses)	8,424,825	9,339,852	6,172,276	4,739,659	20,391,123	19,216,202

Unrealized appreciation (depreciation) during the period	(15,967,158)	16,333,343	(9,483,425)	5,266,255	(29,645,848)	17,830,674

Net increase (decrease) in net assets from operations	(7,788,138)	25,973,167	(3,597,969)	9,939,732	(8,688,234)	38,455,625

Changes from principal transactions:
Purchase payments	215,929	276,081	93,227	162,585	120,009	157,236
Transfers between sub-accounts and the company	330,230	(263,375)	2,521,098	2,392,386	(1,311,521)	(8,555,759)
Withdrawals	(15,618,806)	(17,040,401)	(6,419,447)	(5,585,169)	(22,990,943)	(25,086,874)
Annual contract fee	(229,808)	(255,789)	(219,012)	(216,430)	(1,678,092)	(1,764,854)

Net increase (decrease) in net assets from principal transactions	(15,302,455)	(17,283,484)	(4,024,134)	(3,246,628)	(25,860,547)	(35,250,251)

Total increase (decrease) in net assets	(23,090,593)	8,689,683	(7,622,103)	6,693,104	(34,548,781)	3,205,374
Net assets at beginning of period	147,483,724	138,794,041	60,261,221	53,568,117	207,674,822	204,469,448

Net assets at end of period	$124,393,131	$147,483,724	$52,639,118	$60,261,221	$173,126,041	$207,674,822

	2018	2017	2018	2017	2018	2017
Units, beginning of period	6,105,141	6,883,526	2,585,889	2,740,732	8,459,157	10,016,111
Units issued	298,524	215,631	366,323	304,282	292,691	64,724
Units redeemed	(920,248)	(994,016)	(533,803)	(459,125)	(1,284,204)	(1,621,678)

Units, end of period	5,483,417	6,105,141	2,418,409	2,585,889	7,467,644	8,459,157

See accompanying notes.

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$849,077	$1,039,513	$3,898,011	$4,619,312	$1,854,732	$1,443,164
Expenses:
Mortality and expense risk and administrative charges	(407,520)	(446,796)	(2,217,926)	(2,344,300)	(1,740,690)	(1,792,535)

Net investment income (loss)	441,557	592,717	1,680,085	2,275,012	114,042	(349,371)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	13,464,732	8,047,434
Net realized gain (loss)	(203,761)	(39,348)	(2,237,607)	(340,418)	5,749,292	7,227,590

Realized gains (losses)	(203,761)	(39,348)	(2,237,607)	(340,418)	19,214,024	15,275,024

Unrealized appreciation (depreciation) during the period	(845,057)	436,624	(2,942,710)	2,282,489	(26,395,775)	1,217,607

Net increase (decrease) in net assets from operations	(607,261)	989,993	(3,500,232)	4,217,083	(7,067,709)	16,143,260

Changes from principal transactions:
Purchase payments	94,701	18,276	68,258	115,191	380,953	223,515
Transfers between sub-accounts and the company	(88,277)	463,915	(2,177,144)	13,827,937	53,035	5,211,616
Withdrawals	(2,524,297)	(3,430,750)	(17,824,867)	(18,405,860)	(12,016,481)	(14,853,211)
Annual contract fee	(39,967)	(49,743)	(414,263)	(447,010)	(136,161)	(153,044)

Net increase (decrease) in net assets from principal transactions	(2,557,840)	(2,998,302)	(20,348,016)	(4,909,742)	(11,718,654)	(9,571,124)

Total increase (decrease) in net assets	(3,165,101)	(2,008,309)	(23,848,248)	(692,659)	(18,786,363)	6,572,136
Net assets at beginning of period	28,903,838	30,912,147	144,487,336	145,179,995	123,761,480	117,189,344

Net assets at end of period	$25,738,737	$28,903,838	$120,639,088	$144,487,336	$104,975,117	$123,761,480

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,451,268	1,602,699	7,618,528	7,880,360	6,072,330	6,564,402
Units issued	58,838	138,975	518,450	838,699	225,711	440,291
Units redeemed	(188,267)	(290,406)	(1,617,044)	(1,100,531)	(802,040)	(932,363)

Units, end of period	1,321,839	1,451,268	6,519,934	7,618,528	5,496,001	6,072,330

See accompanying notes.

27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Global Growth Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$14,593,040	$11,461,372	$2,513,547	$2,110,539	$925,056	$290,528
Expenses:
Mortality and expense risk and administrative charges	(14,180,256)	(15,100,147)	(1,181,298)	(1,247,016)	(2,396,755)	(2,454,971)

Net investment income (loss)	412,784	(3,638,775)	1,332,249	863,523	(1,471,699)	(2,164,443)

Realized gains (losses) on investments:
Capital gain distributions received	111,887,201	69,550,042	14,794,155	9,157,391	8,902,642	13,891,496
Net realized gain (loss)	64,173,555	60,551,076	7,279,076	7,091,468	8,855,412	11,462,679

Realized gains (losses)	176,060,756	130,101,118	22,073,231	16,248,859	17,758,054	25,354,175

Unrealized appreciation (depreciation) during the period	(235,414,403)	14,215,072	(29,941,227)	2,755,337	(31,568,115)	19,184,159

Net increase (decrease) in net assets from operations	(58,940,863)	140,677,415	(6,535,747)	19,867,719	(15,281,760)	42,373,891

Changes from principal transactions:
Purchase payments	555,537	660,003	30,600	32,590	220,866	299,064
Transfers between sub-accounts and the company	(8,655,408)	(1,384,141)	(1,365,547)	(1,285,584)	(2,162,256)	(5,220,971)
Withdrawals	(118,757,856)	(121,810,637)	(15,649,920)	(14,022,826)	(20,642,073)	(17,491,911)
Annual contract fee	(6,976,976)	(7,326,197)	(730,313)	(765,046)	(870,960)	(909,707)

Net increase (decrease) in net assets from principal transactions	(133,834,703)	(129,860,972)	(17,715,180)	(16,040,866)	(23,454,423)	(23,323,525)

Total increase (decrease) in net assets	(192,775,566)	10,816,443	(24,250,927)	3,826,853	(38,736,183)	19,050,366
Net assets at beginning of period	1,061,204,462	1,050,388,019	140,566,905	136,740,052	173,374,560	154,324,194

Net assets at end of period	$868,428,896	$1,061,204,462	$116,315,978	$140,566,905	$134,638,377	$173,374,560

	2018	2017	2018	2017	2018	2017
Units, beginning of period	54,126,606	61,101,587	5,984,170	6,706,161	7,935,807	9,112,926
Units issued	196,483	425,463	6,455	17,042	425,075	517,047
Units redeemed	(7,008,060)	(7,400,444)	(750,401)	(739,033)	(1,450,267)	(1,694,166)

Units, end of period	47,315,029	54,126,606	5,240,224	5,984,170	6,910,615	7,935,807

See accompanying notes.

28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$304,977	$181,826	$1,710,380	$1,627,017	$678,148	$688,348
Expenses:
Mortality and expense risk and administrative charges	(282,681)	(296,618)	(8,902,195)	(9,117,886)	(880,181)	(894,415)

Net investment income (loss)	22,296	(114,792)	(7,191,815)	(7,490,869)	(202,033)	(206,067)

Realized gains (losses) on investments:
Capital gain distributions received	1,698,613	2,652,990	100,089,623	88,616,974	16,505,644	14,616,005
Net realized gain (loss)	834,600	1,091,422	52,886,652	60,222,831	4,582,882	6,945,926

Realized gains (losses)	2,533,213	3,744,412	152,976,275	148,839,805	21,088,526	21,561,931

Unrealized appreciation (depreciation) during the period	(5,296,165)	4,864,953	(148,951,749)	(5,007,484)	(20,516,689)	1,994,502

Net increase (decrease) in net assets from operations	(2,740,656)	8,494,573	(3,167,289)	136,341,452	369,804	23,350,366

Changes from principal transactions:
Purchase payments	6,354	36,811	483,181	654,877	17,188	110,299
Transfers between sub-accounts and the company	814,964	(4,318,628)	(20,557,843)	(38,185,000)	(4,140,048)	(9,128,449)
Withdrawals	(2,873,512)	(2,972,876)	(74,850,434)	(72,058,382)	(9,883,377)	(10,008,801)
Annual contract fee	(157,024)	(167,126)	(2,001,087)	(2,125,200)	(612,822)	(637,722)

Net increase (decrease) in net assets from principal transactions	(2,209,218)	(7,421,819)	(96,926,183)	(111,713,705)	(14,619,059)	(19,664,673)

Total increase (decrease) in net assets	(4,949,874)	1,072,754	(100,093,472)	24,627,747	(14,249,255)	3,685,693
Net assets at beginning of period	31,918,422	30,845,668	595,655,476	571,027,729	97,230,931	93,545,238

Net assets at end of period	$26,968,548	$31,918,422	$495,562,004	$595,655,476	$82,981,676	$97,230,931

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,252,683	1,575,305	16,058,791	19,384,668	3,579,993	4,375,228
Units issued	82,166	3,665	559,080	174,926	119,968	14,382
Units redeemed	(160,428)	(326,287)	(2,946,954)	(3,500,803)	(607,325)	(809,617)

Units, end of period	1,174,421	1,252,683	13,670,917	16,058,791	3,092,636	3,579,993

See accompanying notes.

29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,608,729	$1,229,495	$6,065,412	$4,839,110	$3,612,847	$3,085,599
Expenses:
Mortality and expense risk and administrative charges	(1,780,383)	(1,771,732)	(7,535,900)	(7,840,490)	(1,984,015)	(2,029,219)

Net investment income (loss)	(171,654)	(542,237)	(1,470,488)	(3,001,380)	1,628,832	1,056,380

Realized gains (losses) on investments:
Capital gain distributions received	14,171,725	19,424,010	57,242,000	83,192,399	25,461,036	36,759,686
Net realized gain (loss)	4,019,698	7,187,413	27,670,715	37,950,049	3,096,649	3,491,423

Realized gains (losses)	18,191,423	26,611,423	84,912,715	121,142,448	28,557,685	40,251,109

Unrealized appreciation (depreciation) during the period	(21,314,964)	(4,084,378)	(95,062,904)	(25,358,184)	(33,420,377)	1,616,669

Net increase (decrease) in net assets from operations	(3,295,195)	21,984,808	(11,620,677)	92,782,884	(3,233,860)	42,924,158

Changes from principal transactions:
Purchase payments	80,859	128,704	325,001	456,373	39,740	261,524
Transfers between sub-accounts and the company	(2,652,453)	(4,338,045)	(9,439,251)	(18,163,996)	(6,874,013)	(14,559,441)
Withdrawals	(12,700,094)	(12,067,377)	(65,790,816)	(69,101,948)	(21,613,036)	(22,214,873)
Annual contract fee	(233,901)	(252,379)	(1,821,928)	(1,932,403)	(1,359,553)	(1,412,257)

Net increase (decrease) in net assets from principal transactions	(15,505,589)	(16,529,097)	(76,726,994)	(88,741,974)	(29,806,862)	(37,925,047)

Total increase (decrease) in net assets	(18,800,784)	5,455,711	(88,347,671)	4,040,910	(33,040,722)	4,999,111
Net assets at beginning of period	121,608,060	116,152,349	507,127,566	503,086,656	221,783,111	216,784,000

Net assets at end of period	$102,807,276	$121,608,060	$418,779,895	$507,127,566	$188,742,389	$221,783,111

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,387,677	3,892,000	15,764,325	18,765,188	8,379,737	9,931,652
Units issued	68,945	65,284	482,756	168,878	218,379	21,138
Units redeemed	(484,062)	(569,607)	(2,733,054)	(3,169,741)	(1,267,309)	(1,573,053)

Units, end of period	2,972,560	3,387,677	13,514,027	15,764,325	7,330,807	8,379,737

See accompanying notes.

30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series II		American International Trust Series III		Basic Value Focus
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$7,573,108	$2,354,865	$1,188,581	$505,207	$71,363	$65,592
Expenses:
Mortality and expense risk and administrative charges	(4,725,580)	(5,096,134)	(370,706)	(397,098)	(67,821)	(73,313)

Net investment income (loss)	2,847,528	(2,741,269)	817,875	108,109	3,542	(7,721)

Realized gains (losses) on investments:
Capital gain distributions received	11,503,923	17,139,853	1,513,206	2,235,530	461,816	188,166
Net realized gain (loss)	17,790,411	28,127,032	1,719,631	1,886,338	135,449	111,480

Realized gains (losses)	29,294,334	45,266,885	3,232,837	4,121,868	597,265	299,646

Unrealized appreciation (depreciation) during the period	(77,584,323)	42,945,792	(9,626,853)	7,357,502	(979,826)	13,424

Net increase (decrease) in net assets from operations
	(45,442,461)	85,471,408	(5,576,141)	11,587,479	(379,019)	305,349

Changes from principal transactions:
Purchase payments	255,482	375,043	5,584	31,495	—	—
Transfers between sub-accounts and the company	13,729,000	(26,455,283)	2,403,498	(4,219,532)	(142,935)	(170,235)
Withdrawals	(39,793,367)	(41,290,197)	(4,841,425)	(4,904,995)	(567,873)	(473,657)
Annual contract fee	(1,187,096)	(1,316,339)	(309,207)	(339,709)	(10,837)	(11,255)

Net increase (decrease) in net assets from principal transactions	(26,995,981)	(68,686,776)	(2,741,550)	(9,432,741)	(721,645)	(655,147)

Total increase (decrease) in net assets	(72,438,442)	16,784,632	(8,317,691)	2,154,738	(1,100,664)	(349,798)
Net assets at beginning of period	333,479,396	316,694,764	43,049,757	40,895,019	4,929,593	5,279,391

Net assets at end of period	$261,040,954	$333,479,396	$34,732,066	$43,049,757	$3,828,929	$4,929,593

	2018	2017	2018	2017	2018	2017
Units, beginning of period	11,002,549	13,582,355	2,403,967	2,988,807	109,061	126,876
Units issued	799,093	240,463	172,864	11,989	1,017	2,292
Units redeemed	(1,698,655)	(2,820,269)	(321,796)	(596,829)	(14,653)	(20,107)

Units, end of period	10,102,987	11,002,549	2,255,035	2,403,967	95,425	109,061

See accompanying notes.

31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Capital Appreciation Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$59,503	$164,268	$—	$—	$376,629	$83,477
Expenses:
Mortality and expense risk and administrative charges	(3,720,320)	(3,362,106)	(1,936,797)	(1,758,566)	(2,131,839)	(1,974,467)

Net investment income (loss)	(3,660,817)	(3,197,838)	(1,936,797)	(1,758,566)	(1,755,210)	(1,890,990)

Realized gains (losses) on investments:
Capital gain distributions received	33,723,155	15,273,149	16,433,673	7,523,127	24,661,514	11,087,633
Net realized gain (loss)	19,230,998	16,972,705	4,459,504	4,859,876	6,731,333	7,547,307

Realized gains (losses)	52,954,153	32,245,854	20,893,177	12,383,003	31,392,847	18,634,940

Unrealized appreciation (depreciation) during the period	(45,938,877)	37,534,810	(17,960,982)	21,589,366	(31,282,606)	22,826,953

Net increase (decrease) in net assets from operations	3,354,459	66,582,826	995,398	32,213,803	(1,644,969)	39,570,903

Changes from principal transactions:
Purchase payments	346,958	387,623	455,790	234,094	197,432	210,887
Transfers between sub-accounts and the company	(5,145,305)	(2,337,150)	5,270,850	(4,806,047)	(983,760)	(6,303,350)
Withdrawals	(25,312,057)	(25,508,251)	(14,129,863)	(12,617,211)	(15,088,029)	(14,380,163)
Annual contract fee	(370,713)	(367,325)	(359,830)	(328,421)	(261,444)	(272,105)

Net increase (decrease) in net assets from principal transactions	(30,481,117)	(27,825,103)	(8,763,053)	(17,517,585)	(16,135,801)	(20,744,731)

Total increase (decrease) in net assets	(27,126,658)	38,757,723	(7,767,655)	14,696,218	(17,780,770)	18,826,172
Net assets at beginning of period	243,659,712	204,901,989	115,265,893	100,569,675	140,278,520	121,452,348

Net assets at end of period	$216,533,054	$243,659,712	$107,498,238	$115,265,893	$122,497,750	$140,278,520

	2018	2017	2018	2017	2018	2017
Units, beginning of period	4,509,791	5,095,144	3,103,134	3,626,777	5,905,808	6,883,373
Units issued	123,979	195,064	398,212	271,745	203,509	166,580
Units redeemed	(643,961)	(780,417)	(621,172)	(795,388)	(832,438)	(1,144,145)

Units, end of period	3,989,809	4,509,791	2,880,174	3,103,134	5,276,879	5,905,808

See accompanying notes.

32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$26,159	$—	$5,046,881	$3,484,990	$1,611,556	$1,610,423
Expenses:
Mortality and expense risk and administrative charges	(964,841)	(895,262)	(3,703,878)	(3,878,882)	(1,016,885)	(1,178,177)

Net investment income (loss)	(938,682)	(895,262)	1,343,003	(393,892)	594,671	432,246

Realized gains (losses) on investments:
Capital gain distributions received	10,773,437	4,829,163	19,561,342	13,367,108	—	995,245
Net realized gain (loss)	1,323,837	1,356,506	1,161,668	5,153,101	(728,642)	(258,568)

Realized gains (losses)	12,097,274	6,185,669	20,723,010	18,520,209	(728,642)	736,677

Unrealized appreciation (depreciation) during the period	(11,951,970)	11,334,305	(24,529,333)	17,737,364	(1,461,071)	368,856

Net increase (decrease) in net assets from operations	(793,378)	16,624,712	(2,463,320)	35,863,681	(1,595,042)	1,537,779

Changes from principal transactions:
Purchase payments	188,477	187,756	353,360	378,323	58,483	99,956
Transfers between sub-accounts and the company	1,008,554	(3,075,556)	(5,946,426)	1,877,837	(1,574,355)	(967,963)
Withdrawals	(7,365,947)	(6,631,415)	(27,045,582)	(37,070,314)	(8,153,799)	(10,489,475)
Annual contract fee	(205,316)	(191,531)	(1,961,290)	(2,040,639)	(129,503)	(150,889)

Net increase (decrease) in net assets from principal transactions	(6,374,232)	(9,710,746)	(34,599,938)	(36,854,793)	(9,799,174)	(11,508,371)

Total increase (decrease) in net assets	(7,167,610)	6,913,966	(37,063,258)	(991,112)	(11,394,216)	(9,970,592)
Net assets at beginning of period	57,962,750	51,048,784	280,370,463	281,361,575	75,033,403	85,003,995

Net assets at end of period	$50,795,140	$57,962,750	$243,307,205	$280,370,463	$63,639,187	$75,033,403

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,691,874	1,997,340	12,364,275	14,096,586	4,369,480	5,044,356
Units issued	207,780	156,241	119,101	251,399	141,037	181,949
Units redeemed	(376,240)	(461,707)	(1,608,589)	(1,983,710)	(725,825)	(856,825)

Units, end of period	1,523,414	1,691,874	10,874,787	12,364,275	3,784,692	4,369,480

See accompanying notes.

33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series II		DWS Equity 500 Index		Emerging Markets Value Trust Series II
	2018	2017	2018	2017	2018	2017 (e)
Income:
Dividend distributions received	$1,711,214	$1,713,896	$165,950	$178,699	$865,202	$320,757
Expenses:
Mortality and expense risk and administrative charges	(1,243,335)	(1,440,804)	(203,808)	(204,942)	(580,555)	(107,109)

Net investment income (loss)	467,879	273,092	(37,858)	(26,243)	284,647	213,648

Realized gains (losses) on investments:
Capital gain distributions received	—	1,152,060	1,108,207	639,267	—	—
Net realized gain (loss)	(967,084)	(364,368)	738,599	839,308	(164,022)	8,406

Realized gains (losses)	(967,084)	787,692	1,846,806	1,478,575	(164,022)	8,406

Unrealized appreciation (depreciation) during the period	(1,601,694)	445,082	(2,520,155)	780,552	(6,065,973)	1,314,760

Net increase (decrease) in net assets from operations	(2,100,899)	1,505,866	(711,207)	2,232,884	(5,945,348)	1,536,814

Changes from principal transactions:
Purchase payments	131,047	240,811	—	—	101,145	22,803
Transfers between sub-accounts and the company	(4,032,829)	(1,009,351)	(413,318)	(1,053,323)	(1,263,301)	41,311,783
Withdrawals	(9,598,927)	(12,100,081)	(1,017,764)	(977,147)	(4,137,247)	(509,149)
Annual contract fee	(210,323)	(246,502)	(54,157)	(56,836)	(149,646)	(24,174)

Net increase (decrease) in net assets from principal transactions	(13,711,032)	(13,115,123)	(1,485,239)	(2,087,306)	(5,449,049)	40,801,263

Total increase (decrease) in net assets	(15,811,931)	(11,609,257)	(2,196,446)	145,578	(11,394,397)	42,338,077
Net assets at beginning of period	87,943,735	99,552,992	12,878,784	12,733,206	42,338,077	—

Net assets at end of period	$72,131,804	$87,943,735	$10,682,338	$12,878,784	$30,943,680	$42,338,077

	2018	2017	2018	2017	2018	2017
Units, beginning of period	5,341,711	6,142,045	314,256	369,906	3,264,187	—
Units issued	160,650	314,331	1,445	1,261	286,073	3,469,385
Units redeemed	(1,025,685)	(1,114,665)	(37,077)	(56,911)	(741,300)	(205,198)

Units, end of period	4,476,676	5,341,711	278,624	314,256	2,808,960	3,264,187

(e)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.

See accompanying notes.

34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$43,337	$17,934	$3,255,408	$4,295,052	$1,785,659	$2,477,934
Expenses:
Mortality and expense risk and administrative charges	(17,219)	(3,300)	(2,687,015)	(2,851,335)	(1,763,447)	(1,923,782)

Net investment income (loss)	26,118	14,634	568,393	1,443,717	22,212	554,152

Realized gains (losses) on investments:
Capital gain distributions received	—	—	21,880,986	14,371,455	13,425,290	9,146,934
Net realized gain (loss)	7,755	1,116	6,741,873	5,259,130	2,618,360	3,375,279

Realized gains (losses)	7,755	1,116	28,622,859	19,630,585	16,043,650	12,522,213

Unrealized appreciation (depreciation) during the period	(275,380)	54,252	(47,921,790)	5,442,173	(27,867,487)	3,253,470

Net increase (decrease) in net assets from operations	(241,507)	70,002	(18,730,538)	26,516,475	(11,801,625)	16,329,835

Changes from principal transactions:
Purchase payments	—	—	206,858	332,635	298,188	259,868
Transfers between sub-accounts and the company	55,514	1,799,334	(5,773,427)	(4,002,928)	(3,694,759)	(6,346,083)
Withdrawals	(215,791)	(14,728)	(19,633,311)	(21,524,650)	(13,449,616)	(12,522,051)
Annual contract fee	(430)	(36)	(258,196)	(296,541)	(330,163)	(368,539)

Net increase (decrease) in net assets from principal transactions	(160,707)	1,784,570	(25,458,076)	(25,491,484)	(17,176,350)	(18,976,805)

Total increase (decrease) in net assets	(402,214)	1,854,572	(44,188,614)	1,024,991	(28,977,975)	(2,646,970)
Net assets at beginning of period	1,854,572	—	196,453,662	195,428,671	122,995,102	125,642,072

Net assets at end of period	$1,452,358	$1,854,572	$152,265,048	$196,453,662	$94,017,127	$122,995,102

	2018	2017	2018	2017	2018	2017
Units, beginning of period	142,910	—	3,727,107	4,249,685	4,389,304	5,116,105
Units issued	6,064	149,925	45,291	94,711	115,821	135,638
Units redeemed	(18,288)	(7,015)	(556,005)	(617,289)	(723,516)	(862,439)

Units, end of period	130,686	142,910	3,216,393	3,727,107	3,781,609	4,389,304

See accompanying notes.

35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$124,345	$127,797	$164,029	$156,824	$92,929	$253,987
Expenses:
Mortality and expense risk and administrative charges	(163,321)	(165,489)	(230,391)	(251,620)	(742,150)	(732,951)

Net investment income (loss)	(38,976)	(37,692)	(66,362)	(94,796)	(649,221)	(478,964)

Realized gains (losses) on investments:
Capital gain distributions received	674,944	—	915,508	—	5,875,987	1,100,461
Net realized gain (loss)	548,624	219,560	558,176	418,467	3,357,259	3,283,073

Realized gains (losses)	1,223,568	219,560	1,473,684	418,467	9,233,246	4,383,534

Unrealized appreciation (depreciation) during the period	(2,763,044)	1,182,808	(3,561,756)	1,611,817	(14,758,300)	6,505,786

Net increase (decrease) in net assets from operations	(1,578,452)	1,364,676	(2,154,434)	1,935,488	(6,174,275)	10,410,356

Changes from principal transactions:
Purchase payments	8,059	17,192	30,986	50,107	72,464	73,455
Transfers between sub-accounts and the company	(921,931)	(215,757)	(812,479)	(1,669,762)	(268,746)	61,752
Withdrawals	(712,539)	(1,036,480)	(1,737,369)	(1,697,167)	(4,725,902)	(5,335,026)
Annual contract fee	(30,293)	(31,332)	(46,373)	(49,768)	(181,845)	(187,905)

Net increase (decrease) in net assets from principal transactions	(1,656,704)	(1,266,377)	(2,565,235)	(3,366,590)	(5,104,029)	(5,387,724)

Total increase (decrease) in net assets	(3,235,156)	98,299	(4,719,669)	(1,431,102)	(11,278,304)	5,022,632
Net assets at beginning of period	11,693,440	11,595,141	16,106,364	17,537,466	48,359,358	43,336,726

Net assets at end of period	$8,458,284	$11,693,440	$11,386,695	$16,106,364	$37,081,054	$48,359,358

	2018	2017	2018	2017	2018	2017
Units, beginning of period	474,458	533,359	625,106	771,615	1,221,295	1,347,676
Units issued	41,652	163,731	53,501	189,472	69,318	127,264
Units redeemed	(108,691)	(222,632)	(151,883)	(335,981)	(192,555)	(253,645)

Units, end of period	407,419	474,458	526,724	625,106	1,098,058	1,221,295

See accompanying notes.

36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II		Global Allocation
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,171,428	$3,556,644	$1,389,364	$2,495,785	$1,982	$4,611
Expenses:
Mortality and expense risk and administrative charges	(2,985,295)	(3,258,388)	(2,533,995)	(2,782,470)	(3,522)	(7,765)

Net investment income (loss)	(813,867)	298,256	(1,144,631)	(286,685)	(1,540)	(3,154)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	9,269	2,490
Net realized gain (loss)	5,067,381	4,594,609	4,960,562	4,425,051	455	112,034

Realized gains (losses)	5,067,381	4,594,609	4,960,562	4,425,051	9,724	114,524

Unrealized appreciation (depreciation) during the period	(40,776,930)	27,754,850	(32,906,560)	21,348,913	(30,246)	(46,262)

Net increase (decrease) in net assets from operations
	(36,523,416)	32,647,715	(29,090,629)	25,487,279	(22,062)	65,108

Changes from principal transactions:
Purchase payments	246,043	313,316	303,852	356,023	—	—
Transfers between sub-accounts and the company	(3,591,346)	(8,056,814)	814,929	(5,990,131)	91	1,995
Withdrawals	(22,088,734)	(26,692,171)	(20,200,308)	(20,952,604)	(1,253)	(494,609)
Annual contract fee	(280,065)	(331,808)	(594,997)	(659,539)	(736)	(987)

Net increase (decrease) in net assets from principal transactions	(25,714,102)	(34,767,477)	(19,676,524)	(27,246,251)	(1,898)	(493,601)

Total increase (decrease) in net assets	(62,237,518)	(2,119,762)	(48,767,153)	(1,758,972)	(23,960)	(428,493)
Net assets at beginning of period	223,804,565	225,924,327	178,758,422	180,517,394	250,670	679,163

Net assets at end of period	$161,567,047	$223,804,565	$129,991,269	$178,758,422	$226,710	$250,670

	2018	2017	2018	2017	2018	2017
Units, beginning of period	7,733,962	9,036,246	6,913,782	8,055,951	11,243	35,364
Units issued	102,855	54,566	396,715	162,923	55	96
Units redeemed	(1,008,559)	(1,356,850)	(1,169,070)	(1,305,092)	(145)	(24,217)

Units, end of period	6,828,258	7,733,962	6,141,427	6,913,782	11,153	11,243

See accompanying notes.

37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series II		Global Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$697,347	$669,563	$1,700,423	$1,374,239	$1,963,853	$2,172,538
Expenses:
Mortality and expense risk and administrative charges	(386,937)	(435,765)	(1,010,537)	(1,099,923)	(1,412,030)	(1,497,163)

Net investment income (loss)	310,410	233,798	689,886	274,316	551,823	675,375

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(58,458)	(159,107)	(631,401)	(813,373)	4,327,952	5,261,857

Realized gains (losses)	(58,458)	(159,107)	(631,401)	(813,373)	4,327,952	5,261,857

Unrealized appreciation (depreciation) during the period	(1,135,089)	2,030,306	(2,316,949)	5,221,071	(21,967,408)	13,117,353

Net increase (decrease) in net assets from operations	(883,137)	2,104,997	(2,258,464)	4,682,014	(17,087,633)	19,054,585

Changes from principal transactions:
Purchase payments	15,808	95,084	108,472	123,349	134,713	194,701
Transfers between sub-accounts and the company	(416,725)	(69,271)	(4,081,827)	2,771,900	1,062,831	(3,744,129)
Withdrawals	(2,908,914)	(5,159,518)	(9,809,923)	(8,430,061)	(9,705,830)	(12,317,982)
Annual contract fee	(40,608)	(43,416)	(254,464)	(275,301)	(326,019)	(348,308)

Net increase (decrease) in net assets from principal transactions	(3,350,439)	(5,177,121)	(14,037,742)	(5,810,113)	(8,834,305)	(16,215,718)

Total increase (decrease) in net assets	(4,233,576)	(3,072,124)	(16,296,206)	(1,128,099)	(25,921,938)	2,838,867
Net assets at beginning of period	28,397,867	31,469,991	71,900,404	73,028,503	119,324,071	116,485,204

Net assets at end of period	$24,164,291	$28,397,867	$55,604,198	$71,900,404	$93,402,133	$119,324,071

	2018	2017	2018	2017	2018	2017
Units, beginning of period	917,345	1,097,651	3,739,056	4,012,920	4,161,094	4,782,623
Units issued	33,861	63,086	159,261	317,598	231,536	20,066
Units redeemed	(139,851)	(243,392)	(945,891)	(591,462)	(471,233)	(641,595)

Units, end of period	811,355	917,345	2,952,426	3,739,056	3,921,397	4,161,094

See accompanying notes.

38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$506,404	$623,363	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(532,606)	(587,326)	(789,628)	(784,362)	(1,055,054)	(1,024,925)

Net investment income (loss)	(26,202)	36,037	(789,628)	(784,362)	(1,055,054)	(1,024,925)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	5,037,233	5,258,798	6,790,013	6,880,442
Net realized gain (loss)	1,116,899	707,145	(1,729,855)	(2,475,572)	(4,544,407)	(5,317,119)

Realized gains (losses)	1,116,899	707,145	3,307,378	2,783,226	2,245,606	1,563,323

Unrealized appreciation (depreciation) during the period	(6,229,830)	5,059,279	(2,700,749)	9,757,953	(1,715,149)	13,844,679

Net increase (decrease) in net assets from operations	(5,139,133)	5,802,461	(182,999)	11,756,817	(524,597)	14,383,077

Changes from principal transactions:
Purchase payments	83,222	89,204	147,585	82,374	160,425	149,521
Transfers between sub-accounts and the company	(2,105,893)	(824,423)	(324,896)	(4,118,788)	(438,638)	(2,493,987)
Withdrawals	(4,030,585)	(3,901,202)	(4,937,993)	(5,632,994)	(6,400,594)	(8,084,016)
Annual contract fee	(129,103)	(134,660)	(127,030)	(136,263)	(220,570)	(218,262)

Net increase (decrease) in net assets from principal transactions	(6,182,359)	(4,771,081)	(5,242,334)	(9,805,671)	(6,899,377)	(10,646,744)

Total increase (decrease) in net assets	(11,321,492)	1,031,380	(5,425,333)	1,951,146	(7,423,974)	3,736,333
Net assets at beginning of period	37,859,017	36,827,637	51,424,786	49,473,640	63,593,189	59,856,856

Net assets at end of period	$26,537,525	$37,859,017	$45,999,453	$51,424,786	$56,169,215	$63,593,189

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,658,271	1,882,893	743,747	898,168	964,531	1,141,271
Units issued	73,646	91,215	48,785	50,564	112,032	92,314
Units redeemed	(340,542)	(315,837)	(122,436)	(204,985)	(227,261)	(269,054)

Units, end of period	1,391,375	1,658,271	670,096	743,747	849,302	964,531

See accompanying notes.

39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Equity Index Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$3,435,790	$3,424,571	$2,804,166	$2,854,472	$327,457	$315,001
Expenses:
Mortality and expense risk and administrative charges	(710,852)	(797,448)	(797,367)	(876,134)	(212,419)	(213,383)

Net investment income (loss)	2,724,938	2,627,123	2,006,799	1,978,338	115,038	101,618

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	4,869	—
Net realized gain (loss)	(1,415,471)	(1,622,503)	(1,816,313)	(1,751,380)	357,894	451,342

Realized gains (losses)	(1,415,471)	(1,622,503)	(1,816,313)	(1,751,380)	362,763	451,342

Unrealized appreciation (depreciation) during the period	(3,620,440)	3,033,600	(2,444,718)	2,861,753	(2,727,999)	2,710,524

Net increase (decrease) in net assets from operations	(2,310,973)	4,038,220	(2,254,232)	3,088,711	(2,250,198)	3,263,484

Changes from principal transactions:
Purchase payments	12,257	80,590	29,241	86,063	17,723	23,228
Transfers between sub-accounts and the company	(1,238,844)	(1,023,702)	(1,864,531)	2,307,739	(85,988)	999,010
Withdrawals	(6,998,844)	(8,966,405)	(6,170,508)	(8,052,708)	(939,458)	(2,236,231)
Annual contract fee	(308,261)	(337,964)	(211,925)	(217,396)	(35,881)	(47,881)

Net increase (decrease) in net assets from principal transactions	(8,533,692)	(10,247,481)	(8,217,723)	(5,876,302)	(1,043,604)	(1,261,874)

Total increase (decrease) in net assets	(10,844,665)	(6,209,261)	(10,471,955)	(2,787,591)	(3,293,802)	2,001,610
Net assets at beginning of period	62,433,081	68,642,342	55,498,697	58,286,288	15,509,225	13,507,615

Net assets at end of period	$51,588,416	$62,433,081	$45,026,742	$55,498,697	$12,215,423	$15,509,225

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,438,490	3,939,570	2,456,073	2,726,366	920,999	1,006,466
Units issued	230,428	252,992	131,310	283,763	63,038	148,925
Units redeemed	(687,269)	(754,072)	(499,017)	(554,056)	(127,490)	(234,392)

Units, end of period	2,981,649	3,438,490	2,088,366	2,456,073	856,547	920,999

See accompanying notes.

40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series II		International Equity Index Series NAV		International Growth Stock Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$293,626	$280,694	$250,579	$254,137	$222,634	$200,981
Expenses:
Mortality and expense risk and administrative charges	(232,500)	(216,027)	(176,431)	(188,404)	(240,400)	(248,113)

Net investment income (loss)	61,126	64,667	74,148	65,733	(17,766)	(47,132)

Realized gains (losses) on investments:
Capital gain distributions received	4,870	—	3,655	—	465,082	—
Net realized gain (loss)	638,081	432,676	184,642	552,940	597,977	523,814

Realized gains (losses)	642,951	432,676	188,297	552,940	1,063,059	523,814

Unrealized appreciation (depreciation) during the period	(3,059,863)	2,508,150	(1,974,369)	2,035,926	(3,673,434)	2,489,315

Net increase (decrease) in net assets from operations	(2,355,786)	3,005,493	(1,711,924)	2,654,599	(2,628,141)	2,965,997

Changes from principal transactions:
Purchase payments	51,150	28,481	22,242	23,237	87,163	92,226
Transfers between sub-accounts and the company	41,355	2,254,337	40,772	(707,034)	(67,367)	805,513
Withdrawals	(1,495,338)	(2,058,581)	(1,298,072)	(985,605)	(1,562,163)	(1,722,641)
Annual contract fee	(53,442)	(53,856)	(52,799)	(57,338)	(43,977)	(46,719)

Net increase (decrease) in net assets from principal transactions	(1,456,275)	170,381	(1,287,857)	(1,726,740)	(1,586,344)	(871,621)

Total increase (decrease) in net assets	(3,812,061)	3,175,874	(2,999,781)	927,859	(4,214,485)	2,094,376
Net assets at beginning of period	15,168,134	11,992,260	12,079,669	11,151,810	17,309,176	15,214,800

Net assets at end of period	$11,356,073	$15,168,134	$9,079,888	$12,079,669	$13,094,691	$17,309,176

	2018	2017	2018	2017	2018	2017
Units, beginning of period	918,163	907,432	902,476	1,045,310	1,034,214	1,088,683
Units issued	204,019	210,790	24,044	23,012	113,875	113,993
Units redeemed	(307,971)	(200,059)	(123,750)	(165,846)	(217,312)	(168,462)

Units, end of period	814,211	918,163	802,770	902,476	930,777	1,034,214

See accompanying notes.

41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series II		International Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$277,579	$332,708	$183,380	$196,324	$1,576,412	$1,307,932
Expenses:
Mortality and expense risk and administrative charges	(329,907)	(349,590)	(231,834)	(244,748)	(974,187)	(1,085,548)

Net investment income (loss)	(52,328)	(16,882)	(48,454)	(48,424)	602,225	222,384

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,578,688	1,796,897	923,413	1,057,457	2,615,844	2,927,234

Realized gains (losses)	1,578,688	1,796,897	923,413	1,057,457	2,615,844	2,927,234

Unrealized appreciation (depreciation) during the period	(6,344,140)	4,044,494	(4,113,641)	2,785,636	(14,138,796)	7,462,724

Net increase (decrease) in net assets from operations	(4,817,780)	5,824,509	(3,238,682)	3,794,669	(10,920,727)	10,612,342

Changes from principal transactions:
Purchase payments	28,415	32,718	66,284	56,810	106,948	136,642
Transfers between sub-accounts and the company	(1,257,573)	(646,013)	(283,153)	(103,392)	(1,037,493)	(3,390,506)
Withdrawals	(1,686,534)	(2,705,508)	(1,732,351)	(1,775,470)	(6,216,159)	(6,805,226)
Annual contract fee	(42,664)	(47,168)	(52,711)	(53,866)	(136,832)	(157,233)

Net increase (decrease) in net assets from principal transactions	(2,958,356)	(3,365,971)	(2,001,931)	(1,875,918)	(7,283,536)	(10,216,323)

Total increase (decrease) in net assets	(7,776,136)	2,458,538	(5,240,613)	1,918,751	(18,204,263)	396,019
Net assets at beginning of period	25,245,069	22,786,531	16,816,461	14,897,710	72,750,622	72,354,603

Net assets at end of period	$17,468,933	$25,245,069	$11,575,848	$16,816,461	$54,546,359	$72,750,622

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,106,783	1,274,926	763,609	859,768	3,294,988	3,781,862
Units issued	38,303	66,887	69,536	109,084	65,394	75,443
Units redeemed	(172,744)	(235,030)	(164,284)	(205,243)	(411,081)	(562,317)

Units, end of period	972,342	1,106,783	668,861	763,609	2,949,301	3,294,988

See accompanying notes.

42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,182,437	$1,008,118	$3,427,726	$3,527,753	$1,586,601	$1,694,340
Expenses:
Mortality and expense risk and administrative charges	(863,658)	(1,007,185)	(1,370,946)	(1,467,807)	(993,873)	(1,069,938)

Net investment income (loss)	318,779	933	2,056,780	2,059,946	592,728	624,402

Realized gains (losses) on investments:
Capital gain distributions received	—	—	882,050	579,732	440,572	316,479
Net realized gain (loss)	1,890,220	2,330,228	(1,986,577)	(585,680)	(1,386,654)	(1,147,678)

Realized gains (losses)	1,890,220	2,330,228	(1,104,527)	(5,948)	(946,082)	(831,199)

Unrealized appreciation (depreciation) during the period	(11,301,294)	6,657,374	(3,528,968)	2,683,958	(1,321,292)	1,984,019

Net increase (decrease) in net assets from operations	(9,092,295)	8,988,535	(2,576,715)	4,737,956	(1,674,646)	1,777,222

Changes from principal transactions:
Purchase payments	208,762	262,917	59,757	140,020	82,893	149,001
Transfers between sub-accounts and the company	(927,924)	(2,909,684)	(2,542,534)	6,018,285	(650,097)	10,335,812
Withdrawals	(6,921,536)	(8,407,213)	(13,423,601)	(14,199,209)	(7,286,807)	(12,287,877)
Annual contract fee	(175,057)	(198,324)	(673,578)	(718,871)	(228,396)	(254,338)

Net increase (decrease) in net assets from principal transactions	(7,815,755)	(11,252,304)	(16,579,956)	(8,759,775)	(8,082,407)	(2,057,402)

Total increase (decrease) in net assets	(16,908,050)	(2,263,769)	(19,156,671)	(4,021,819)	(9,757,053)	(280,180)
Net assets at beginning of period	61,335,016	63,598,785	135,673,299	139,695,118	68,203,588	68,483,768

Net assets at end of period	$44,426,966	$61,335,016	$116,516,628	$135,673,299	$58,446,535	$68,203,588

	2018	2017	2018	2017	2018	2017
Units, beginning of period	2,586,872	3,077,578	6,868,000	7,266,897	3,684,653	3,792,564
Units issued	69,025	116,416	328,515	450,236	374,497	798,117
Units redeemed	(405,017)	(607,122)	(1,185,510)	(849,133)	(821,893)	(906,028)

Units, end of period	2,250,880	2,586,872	6,011,005	6,868,000	3,237,257	3,684,653

See accompanying notes.

43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Portfolio Series I		Lifestyle Aggressive Portfolio Series II		Lifestyle Balanced Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$40,446	$35,293	$84,761	$74,991	$537,495	$483,227
Expenses:
Mortality and expense risk and administrative charges	(35,912)	(40,933)	(90,712)	(83,967)	(270,820)	(215,816)

Net investment income (loss)	4,534	(5,640)	(5,951)	(8,976)	266,675	267,411

Realized gains (losses) on investments:
Capital gain distributions received	56,556	29,240	128,647	72,290	364,513	203,811
Net realized gain (loss)	47,884	152,593	187,020	64,255	158,987	54,719

Realized gains (losses)	104,440	181,833	315,667	136,545	523,500	258,530

Unrealized appreciation (depreciation) during the period	(339,381)	313,233	(887,278)	764,867	(2,067,831)	1,350,552

Net increase (decrease) in net assets from operations	(230,407)	489,426	(577,562)	892,436	(1,277,656)	1,876,493

Changes from principal transactions:
Purchase payments	—	450	4,232	5,870	72,004	2,567
Transfers between sub-accounts and the company	267,849	(1,040,423)	488,033	483,678	3,169,070	6,664,455
Withdrawals	(170,224)	(22,730)	(296,212)	(378,586)	(2,592,413)	(1,502,888)
Annual contract fee	(10,081)	(8,646)	(26,350)	(20,298)	(136,485)	(94,770)

Net increase (decrease) in net assets from principal transactions	87,544	(1,071,349)	169,703	90,664	512,176	5,069,364

Total increase (decrease) in net assets	(142,863)	(581,923)	(407,859)	983,100	(765,480)	6,945,857
Net assets at beginning of period	2,269,813	2,851,736	5,455,416	4,472,316	22,596,557	15,650,700

Net assets at end of period	$2,126,950	$2,269,813	$5,047,557	$5,455,416	$21,831,077	$22,596,557

	2018	2017	2018	2017	2018	2017
Units, beginning of period	136,196	205,561	331,950	325,497	1,482,255	1,142,275
Units issued	17,763	5,070	76,948	43,553	290,714	459,338
Units redeemed	(11,874)	(74,435)	(66,290)	(37,100)	(255,318)	(119,358)

Units, end of period	142,085	136,196	342,608	331,950	1,517,651	1,482,255

See accompanying notes.

44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series II		Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$10,793,457	$11,189,023	$219,662	$200,401	$2,472,179	$2,203,931
Expenses:
Mortality and expense risk and administrative charges	(7,369,100)	(7,619,395)	(115,525)	(77,918)	(1,362,139)	(1,364,156)

Net investment income (loss)	3,424,357	3,569,628	104,137	122,483	1,110,040	839,775

Realized gains (losses) on investments:
Capital gain distributions received	8,288,547	6,135,748	85,720	34,739	926,699	562,389
Net realized gain (loss)	7,075,326	5,631,513	(75,609)	(85)	230,468	403,209

Realized gains (losses)	15,363,873	11,767,261	10,111	34,654	1,157,167	965,598

Unrealized appreciation (depreciation) during the period	(50,677,836)	41,214,747	(395,512)	170,468	(5,688,436)	3,314,476

Net increase (decrease) in net assets from operations	(31,889,606)	56,551,636	(281,264)	327,605	(3,421,229)	5,119,849

Changes from principal transactions:
Purchase payments	15,462,292	16,842,069	350	630	2,041,931	3,737,994
Transfers between sub-accounts and the company	(20,311,801)	17,553,325	2,214,631	3,621,025	27,150,243	(332,434)
Withdrawals	(56,620,911)	(47,284,840)	(1,358,480)	(1,164,450)	(15,726,402)	(13,054,524)
Annual contract fee	(4,333,745)	(4,374,492)	(36,388)	(20,418)	(873,114)	(832,729)

Net increase (decrease) in net assets from principal transactions	(65,804,165)	(17,263,938)	820,113	2,436,787	12,592,658	(10,481,693)

Total increase (decrease) in net assets	(97,693,771)	39,287,698	538,849	2,764,392	9,171,429	(5,361,844)
Net assets at beginning of period	575,485,493	536,197,795	8,059,034	5,294,642	96,081,956	101,443,800

Net assets at end of period	$477,791,722	$575,485,493	$8,597,883	$8,059,034	$105,253,385	$96,081,956

	2018	2017	2018	2017	2018	2017
Units, beginning of period	35,280,396	36,267,480	574,117	397,380	6,605,886	7,344,958
Units issued	4,523,063	4,911,169	260,556	250,335	3,654,246	1,649,431
Units redeemed	(8,460,648)	(5,898,253)	(202,242)	(73,598)	(2,728,258)	(2,388,503)

Units, end of period	31,342,811	35,280,396	632,431	574,117	7,531,874	6,605,886

See accompanying notes.

45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$4,495,045	$4,069,306	$98,028,411	$92,117,525	$142,813	$127,817
Expenses:
Mortality and expense risk and administrative charges	(2,144,763)	(1,089,365)	(75,342,116)	(42,231,217)	(86,986)	(15,401)

Net investment income (loss)	2,350,282	2,979,941	22,686,295	49,886,308	55,827	112,416

Realized gains (losses) on investments:
Capital gain distributions received	2,653,349	812,940	65,600,412	23,570,612	81,243	—
Net realized gain (loss)	2,898,618	1,078,183	83,602,063	30,063,268	6,399	603

Realized gains (losses)	5,551,967	1,891,123	149,202,475	53,633,880	87,642	603

Unrealized appreciation (depreciation) during the period	(22,532,658)	9,910,497	(558,470,310)	293,496,046	(611,902)	43,254

Net increase (decrease) in net assets from operations	(14,630,409)	14,781,561	(386,581,540)	397,016,234	(468,433)	156,273

Changes from principal transactions:
Purchase payments	126,739	93,458	28,793,737	19,299,780	—	—
Transfers between sub-accounts and the company	1,232,275	144,964,015	(85,600,466)	3,246,628,302	—	6,789,584
Withdrawals	(18,358,425)	(10,708,223)	(602,413,509)	(284,238,823)	(472,702)	(36,502)
Annual contract fee	(1,402,303)	(615,682)	(39,821,554)	(21,483,498)	—	—

Net increase (decrease) in net assets from principal transactions	(18,401,714)	133,733,568	(699,041,792)	2,960,205,761	(472,702)	6,753,082

Total increase (decrease) in net assets	(33,032,123)	148,515,129	(1,085,623,332)	3,357,221,995	(941,135)	6,909,355
Net assets at beginning of period	225,786,307	77,271,178	5,694,618,560	2,337,396,565	6,909,355	—

Net assets at end of period	$192,754,184	$225,786,307	$4,608,995,228	$5,694,618,560	$5,968,220	$6,909,355

	2018	2017	2018	2017	2018	2017
Units, beginning of period	13,985,436	5,511,851	340,523,803	157,663,190	509,119	—
Units issued	439,544	9,364,140	6,651,000	205,378,944	—	511,751
Units redeemed	(1,582,489)	(890,555)	(47,900,461)	(22,518,331)	(34,726)	(2,632)

Units, end of period	12,842,491	13,985,436	299,274,342	340,523,803	474,393	509,119

See accompanying notes.

46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Portfolio Series I		Lifestyle Moderate Portfolio Series II		Managed Volatility Aggressive Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$196,203	$173,137	$3,433,686	$3,562,067	$921,181	$892,776
Expenses:
Mortality and expense risk and administrative charges	(89,421)	(86,549)	(2,228,010)	(2,263,262)	(724,631)	(791,458)

Net investment income (loss)	106,782	86,588	1,205,676	1,298,805	196,550	101,318

Realized gains (losses) on investments:
Capital gain distributions received	103,487	67,588	2,396,615	1,523,708	2,998,996	—
Net realized gain (loss)	11,584	21,636	1,372,441	1,080,660	3,506,649	3,049,241

Realized gains (losses)	115,071	89,224	3,769,056	2,604,368	6,505,645	3,049,241

Unrealized appreciation (depreciation) during the period	(587,542)	454,876	(13,312,517)	10,382,460	(10,928,571)	7,150,193

Net increase (decrease) in net assets from operations	(365,689)	630,688	(8,337,785)	14,285,633	(4,226,376)	10,300,752

Changes from principal transactions:
Purchase payments	8,498	5,113	4,829,406	2,754,738	106,693	106,022
Transfers between sub-accounts and the company	1,256,305	1,217,850	(434,231)	11,055,520	(6,614,549)	(5,321,383)
Withdrawals	(823,354)	(559,139)	(18,787,892)	(19,233,424)	(3,129,606)	(3,477,059)
Annual contract fee	(36,534)	(30,447)	(1,469,535)	(1,463,083)	(195,798)	(214,411)

Net increase (decrease) in net assets from principal transactions	404,915	633,377	(15,862,252)	(6,886,249)	(9,833,260)	(8,906,831)

Total increase (decrease) in net assets	39,226	1,264,065	(24,200,037)	7,399,384	(14,059,636)	1,393,921
Net assets at beginning of period	7,686,268	6,422,203	172,969,811	165,570,427	54,572,826	53,178,905

Net assets at end of period	$7,725,494	$7,686,268	$148,769,774	$172,969,811	$40,513,190	$54,572,826

	2018	2017	2018	2017	2018	2017
Units, beginning of period	518,269	472,665	10,893,620	11,299,109	2,163,240	2,558,173
Units issued	132,014	140,041	1,698,971	1,877,129	11,013	31,803
Units redeemed	(102,575)	(94,437)	(2,664,441)	(2,282,618)	(390,548)	(426,736)

Units, end of period	547,708	518,269	9,928,150	10,893,620	1,783,705	2,163,240

See accompanying notes.

47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Aggressive Portfolio Series II		Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,298,548	$1,199,937	$9,196,193	$9,539,207	$107,466,477	$112,426,807
Expenses:
Mortality and expense risk and administrative charges	(1,183,505)	(1,260,558)	(5,121,416)	(5,478,070)	(78,315,410)	(84,575,606)

Net investment income (loss)	115,043	(60,621)	4,074,777	4,061,137	29,151,067	27,851,201

Realized gains (losses) on investments:
Capital gain distributions received	4,829,788	—	27,484,324	16,486,501	353,015,220	214,631,525
Net realized gain (loss)	4,742,998	4,968,267	6,542,176	11,199,198	152,626,273	110,219,605

Realized gains (losses)	9,572,786	4,968,267	34,026,500	27,685,699	505,641,493	324,851,130

Unrealized appreciation (depreciation) during the period	(16,635,400)	10,402,202	(62,126,722)	22,234,447	(860,885,595)	314,419,712

Net increase (decrease) in net assets from operations	(6,947,571)	15,309,848	(24,025,445)	53,981,283	(326,093,035)	667,122,043

Changes from principal transactions:
Purchase payments	252,248	390,285	355,143	315,783	5,978,644	6,816,124
Transfers between sub-accounts and the company	(2,262,846)	(2,851,933)	(8,947,141)	(10,137,662)	(51,180,647)	(67,920,016)
Withdrawals	(9,643,441)	(11,778,773)	(41,980,991)	(47,324,470)	(630,778,818)	(639,962,141)
Annual contract fee	(290,773)	(323,623)	(2,125,974)	(2,238,389)	(34,489,579)	(36,833,373)

Net increase (decrease) in net assets from principal transactions	(11,944,812)	(14,564,044)	(52,698,963)	(59,384,738)	(710,470,400)	(737,899,406)

Total increase (decrease) in net assets	(18,892,383)	745,804	(76,724,408)	(5,403,455)	(1,036,563,435)	(70,777,363)
Net assets at beginning of period	82,147,485	81,401,681	446,881,807	452,285,262	5,741,378,742	5,812,156,105

Net assets at end of period	$63,255,102	$82,147,485	$370,157,399	$446,881,807	$4,704,815,307	$5,741,378,742

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,402,922	4,068,367	19,484,951	22,184,086	272,743,013	308,428,957
Units issued	58,394	81,970	147,304	352,626	2,572,718	6,056,074
Units redeemed	(551,199)	(747,415)	(2,375,361)	(3,051,761)	(36,144,278)	(41,742,018)

Units, end of period	2,910,117	3,402,922	17,256,894	19,484,951	239,171,453	272,743,013

See accompanying notes.

48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,559,648	$2,824,852	$21,891,475	$24,506,075	$8,943,961	$8,815,976
Expenses:
Mortality and expense risk and administrative charges	(1,293,990)	(1,465,791)	(14,170,541)	(16,407,454)	(5,117,399)	(5,323,228)

Net investment income (loss)	1,265,658	1,359,061	7,720,934	8,098,621	3,826,562	3,492,748

Realized gains (losses) on investments:
Capital gain distributions received	2,932,781	2,096,313	27,420,720	19,912,988	35,560,132	16,772,932
Net realized gain (loss)	(2,813,007)	(2,770,241)	(27,499,028)	(28,974,805)	11,260,160	13,514,819

Realized gains (losses)	119,774	(673,928)	(78,308)	(9,061,817)	46,820,292	30,287,751

Unrealized appreciation (depreciation) during the period	(4,902,350)	6,752,798	(44,242,296)	67,467,660	(81,774,205)	38,574,333

Net increase (decrease) in net assets from operations	(3,516,918)	7,437,931	(36,599,670)	66,504,464	(31,127,351)	72,354,832

Changes from principal transactions:
Purchase payments	105,804	118,908	1,954,855	1,156,972	532,278	635,352
Transfers between sub-accounts and the company	(2,900,330)	(3,194,232)	(18,463,731)	(33,117,758)	(8,207,258)	(20,318,342)
Withdrawals	(12,290,375)	(13,056,594)	(132,184,862)	(146,907,832)	(39,581,773)	(37,237,803)
Annual contract fee	(477,576)	(502,874)	(6,938,294)	(7,726,323)	(2,652,590)	(2,788,659)

Net increase (decrease) in net assets from principal transactions	(15,562,477)	(16,634,792)	(155,632,032)	(186,594,941)	(49,909,343)	(59,709,452)

Total increase (decrease) in net assets	(19,079,395)	(9,196,861)	(192,231,702)	(120,090,477)	(81,036,694)	12,645,380
Net assets at beginning of period	113,494,475	122,691,336	1,057,774,141	1,177,864,618	461,475,088	448,829,708

Net assets at end of period	$94,415,080	$113,494,475	$865,542,439	$1,057,774,141	$380,438,394	$461,475,088

	2018	2017	2018	2017	2018	2017
Units, beginning of period	5,110,489	5,841,690	56,528,717	65,942,723	21,052,474	23,894,725
Units issued	70,070	144,255	1,893,535	3,752,053	84,753	259,195
Units redeemed	(763,209)	(875,456)	(10,258,313)	(13,166,059)	(2,286,064)	(3,101,446)

Units, end of period	4,417,350	5,110,489	48,163,939	56,528,717	18,851,163	21,052,474

See accompanying notes.

49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series II		Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$143,454,446	$142,640,897	$9,812	$9,019	$3,644,279	$3,856,493
Expenses:
Mortality and expense risk and administrative charges	(113,775,111)	(118,624,536)	(5,376)	(5,188)	(1,962,703)	(2,132,846)

Net investment income (loss)	29,679,335	24,016,361	4,436	3,831	1,681,576	1,723,647

Realized gains (losses) on investments:
Capital gain distributions received	634,861,052	301,161,009	36,662	16,102	9,450,062	5,518,881
Net realized gain (loss)	288,986,562	159,812,875	4,346	3,015	(743,716)	247,105

Realized gains (losses)	923,847,614	460,973,884	41,008	19,117	8,706,346	5,765,986

Unrealized appreciation (depreciation) during the period	(1,541,869,011)	766,116,946	(79,621)	45,993	(18,133,917)	9,797,481

Net increase (decrease) in net assets from operations	(588,342,062)	1,251,107,191	(34,177)	68,941	(7,745,995)	17,287,114

Changes from principal transactions:
Purchase payments	11,239,308	13,664,256	—	—	175,404	119,062
Transfers between sub-accounts and the company	(57,434,341)	(30,442,736)	—	—	(2,491,878)	(3,211,358)
Withdrawals	(855,551,802)	(842,279,870)	(20,600)	(20,484)	(19,759,359)	(16,116,289)
Annual contract fee	(53,113,252)	(55,491,691)	—	—	(765,382)	(802,039)

Net increase (decrease) in net assets from principal transactions	(954,860,087)	(914,550,041)	(20,600)	(20,484)	(22,841,215)	(20,010,624)

Total increase (decrease) in net assets	(1,543,202,149)	336,557,150	(54,777)	48,457	(30,587,210)	(2,723,510)
Net assets at beginning of period	8,258,710,967	7,922,153,817	463,070	414,613	170,589,130	173,312,640

Net assets at end of period	$6,715,508,818	$8,258,710,967	$408,293	$463,070	$140,001,920	$170,589,130

	2018	2017	2018	2017	2018	2017
Units, beginning of period	384,256,728	429,283,492	21,769	22,862	7,152,400	8,025,889
Units issued	4,491,271	10,783,063	—	—	101,669	218,930
Units redeemed	(48,841,718)	(55,809,827)	(979)	(1,093)	(1,027,411)	(1,092,419)

Units, end of period	339,906,281	384,256,728	20,790	21,769	6,226,658	7,152,400

See accompanying notes.

50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$35,656,051	$37,513,679	$1,001,065	$298,587	$623,663	$177,513
Expenses:
Mortality and expense risk and administrative charges	(24,200,760)	(26,599,303)	(1,254,222)	(608,722)	(1,144,216)	(963,377)

Net investment income (loss)	11,455,291	10,914,376	(253,157)	(310,135)	(520,553)	(785,864)

Realized gains (losses) on investments:
Capital gain distributions received	100,536,139	59,226,906	6,192,235	1,826,417	4,713,404	3,474,028
Net realized gain (loss)	7,106,477	26,716,635	1,251,156	1,950,061	2,760,362	2,624,576

Realized gains (losses)	107,642,616	85,943,541	7,443,391	3,776,478	7,473,766	6,098,604

Unrealized appreciation (depreciation) during the period	(207,217,143)	80,158,202	(17,895,895)	2,814,033	(15,421,330)	2,706,255

Net increase (decrease) in net assets from operations	(88,119,236)	177,016,119	(10,705,661)	6,280,376	(8,468,117)	8,018,995

Changes from principal transactions:
Purchase payments	3,975,441	2,405,167	75,705	79,572	177,448	137,189
Transfers between sub-accounts and the company	(12,664,151)	(19,527,509)	(989,414)	66,406,551	(1,802,737)	18,262,250
Withdrawals	(208,778,254)	(218,016,947)	(10,007,270)	(5,373,964)	(10,871,613)	(6,252,991)
Annual contract fee	(11,244,993)	(12,138,726)	(265,329)	(98,750)	(246,402)	(211,649)

Net increase (decrease) in net assets from principal transactions	(228,711,957)	(247,278,015)	(11,186,308)	61,013,409	(12,743,304)	11,934,799

Total increase (decrease) in net assets	(316,831,193)	(70,261,896)	(21,891,969)	67,293,785	(21,211,421)	19,953,794
Net assets at beginning of period	1,798,772,391	1,869,034,287	98,701,865	31,408,080	78,242,739	58,288,945

Net assets at end of period	$1,481,941,198	$1,798,772,391	$76,809,896	$98,701,865	$57,031,318	$78,242,739

	2018	2017	2018	2017	2018	2017
Units, beginning of period	88,426,556	100,350,679	2,409,972	833,018	2,047,512	1,725,503
Units issued	2,117,110	4,417,000	96,745	1,815,686	59,057	631,962
Units redeemed	(13,312,043)	(16,341,123)	(350,376)	(238,732)	(386,653)	(309,953)

Units, end of period	77,231,623	88,426,556	2,156,341	2,409,972	1,719,916	2,047,512

See accompanying notes.

51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$377,081	$517,814
Expenses:
Mortality and expense risk and administrative charges	(1,848,075)	(1,772,878)	(1,183,969)	(1,123,746)	(730,417)	(781,840)

Net investment income (loss)	(1,848,075)	(1,772,878)	(1,183,969)	(1,123,746)	(353,336)	(264,026)

Realized gains (losses) on investments:
Capital gain distributions received	14,042,255	2,706,928	8,312,649	1,568,552	3,858,807	4,897,134
Net realized gain (loss)	8,547,197	3,584,503	282,414	(306,893)	152,210	1,669,679

Realized gains (losses)	22,589,452	6,291,431	8,595,063	1,261,659	4,011,017	6,566,813

Unrealized appreciation (depreciation) during the period	(22,395,774)	26,089,429	(8,953,543)	16,319,051	(9,198,547)	(1,281,265)

Net increase (decrease) in net assets from operations	(1,654,397)	30,607,982	(1,542,449)	16,456,964	(5,540,866)	5,021,522

Changes from principal transactions:
Purchase payments	143,983	217,603	296,428	217,042	62,760	118,448
Transfers between sub-accounts and the company	(3,733,800)	(6,169,325)	1,575,157	15,731	(1,345,892)	(2,533,330)
Withdrawals	(15,202,093)	(12,516,453)	(9,097,637)	(9,461,295)	(5,823,130)	(4,942,739)
Annual contract fee	(443,917)	(457,810)	(240,141)	(226,742)	(128,960)	(147,777)

Net increase (decrease) in net assets from principal transactions	(19,235,827)	(18,925,985)	(7,466,193)	(9,455,264)	(7,235,222)	(7,505,398)

Total increase (decrease) in net assets	(20,890,224)	11,681,997	(9,008,642)	7,001,700	(12,776,088)	(2,483,876)
Net assets at beginning of period	133,040,939	121,358,942	72,595,992	65,594,292	53,461,543	55,945,419

Net assets at end of period	$112,150,715	$133,040,939	$63,587,350	$72,595,992	$40,685,455	$53,461,543

	2018	2017	2018	2017	2018	2017
Units, beginning of period	4,139,818	4,808,716	1,857,493	2,116,187	1,540,959	1,771,774
Units issued	160,107	75,275	134,155	120,862	26,333	48,677
Units redeemed	(706,429)	(744,173)	(312,583)	(379,556)	(234,941)	(279,492)

Units, end of period	3,593,496	4,139,818	1,679,065	1,857,493	1,332,351	1,540,959

See accompanying notes.

52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$283,091	$415,222	$479,988	$221,660	$1,870,643	$668,641
Expenses:
Mortality and expense risk and administrative charges	(826,794)	(896,817)	(463,915)	(562,015)	(2,124,060)	(2,630,312)

Net investment income (loss)	(543,703)	(481,595)	16,073	(340,355)	(253,417)	(1,961,671)

Realized gains (losses) on investments:
Capital gain distributions received	3,921,109	4,951,581	—	417	—	1,932
Net realized gain (loss)	(220,333)	1,801,007	—	—	—	—

Realized gains (losses)	3,700,776	6,752,588	—	417	—	1,932

Unrealized appreciation (depreciation) during the period	(9,060,169)	(1,391,100)	—	1	1	(1)

Net increase (decrease) in net assets from operations	(5,903,096)	4,879,893	16,073	(339,937)	(253,416)	(1,959,740)

Changes from principal transactions:
Purchase payments	114,094	112,093	—	—	1,472,253	1,995,528
Transfers between sub-accounts and the company	(456,086)	(3,712,882)	(2,831,707)	(5,143,714)	(8,159,707)	(14,475,379)
Withdrawals	(5,144,628)	(5,623,714)	(3,176,565)	(3,029,544)	(21,462,762)	(19,700,217)
Annual contract fee	(164,874)	(179,861)	(123,582)	(158,220)	(1,436,573)	(1,592,997)

Net increase (decrease) in net assets from principal transactions	(5,651,494)	(9,404,364)	(6,131,854)	(8,331,478)	(29,586,789)	(33,773,065)

Total increase (decrease) in net assets	(11,554,590)	(4,524,471)	(6,115,781)	(8,671,415)	(29,840,205)	(35,732,805)
Net assets at beginning of period	53,485,727	58,010,198	34,960,289	43,631,704	160,059,415	195,792,220

Net assets at end of period	$41,931,137	$53,485,727	$28,844,508	$34,960,289	$130,219,210	$160,059,415

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,623,098	1,917,097	2,435,130	3,041,710	14,058,988	17,026,971
Units issued	28,623	69,126	41,120	28,041	192,567	432,789
Units redeemed	(203,437)	(363,125)	(483,402)	(634,621)	(2,791,393)	(3,400,772)

Units, end of period	1,448,284	1,623,098	1,992,848	2,435,130	11,460,162	14,058,988

See accompanying notes.

53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		Mutual Shares Trust Series I		PIMCO All Asset
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$87,745	$41,677	$2,126,383	$9,678,651	$263,748	$510,423
Expenses:
Mortality and expense risk and administrative charges	(86,965)	(102,334)	(1,501,778)	(1,559,842)	(151,955)	(186,717)

Net investment income (loss)	780	(60,657)	624,605	8,118,809	111,793	323,706

Realized gains (losses) on investments:
Capital gain distributions received	—	72	5,748,070	70,309,589	—	—
Net realized gain (loss)	—	—	(9,504,473)	293,941	(196,334)	(157,235)

Realized gains (losses)	—	72	(3,756,403)	70,603,530	(196,334)	(157,235)

Unrealized appreciation (depreciation) during the period	(1)	—	(11,772,375)	(66,572,915)	(583,609)	1,155,476

Net increase (decrease) in net assets from operations	779	(60,585)	(14,904,173)	12,149,424	(668,150)	1,321,947

Changes from principal transactions:
Purchase payments	—	—	31,528	171,020	—	834
Transfers between sub-accounts and the company	(444,432)	(197,837)	4,914,781	5,388,864	(1,197,103)	(763,491)
Withdrawals	(708,846)	(1,107,183)	(16,461,092)	(17,409,910)	(2,009,912)	(1,095,932)
Annual contract fee	(35,082)	(43,504)	(1,103,090)	(1,166,737)	(23,885)	(28,520)

Net increase (decrease) in net assets from principal transactions	(1,188,360)	(1,348,524)	(12,617,873)	(13,016,763)	(3,230,900)	(1,887,109)

Total increase (decrease) in net assets	(1,187,581)	(1,409,109)	(27,522,046)	(867,339)	(3,899,050)	(565,162)
Net assets at beginning of period	6,185,471	7,594,580	171,127,549	171,994,888	11,928,599	12,493,761

Net assets at end of period	$4,997,890	$6,185,471	$143,605,503	$171,127,549	$8,029,549	$11,928,599

	2018	2017	2018	2017	2018	2017
Units, beginning of period	503,018	612,176	8,334,910	8,991,185	569,467	664,556
Units issued	3,005	11,540	399,860	358,908	2,915	4,342
Units redeemed	(100,255)	(120,698)	(981,123)	(1,015,183)	(160,408)	(99,431)

Units, end of period	405,768	503,018	7,753,647	8,334,910	411,974	569,467

See accompanying notes.

54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Science & Technology Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$489,877	$178,173	$549,667	$141,787	$—	$48,208
Expenses:
Mortality and expense risk and administrative charges	(450,977)	(532,515)	(538,005)	(643,373)	(1,516,927)	(1,368,934)

Net investment income (loss)	38,900	(354,342)	11,662	(501,586)	(1,516,927)	(1,320,726)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	14,342,029	5,156,806
Net realized gain (loss)	2,132,676	2,680,810	1,791,186	2,775,263	9,956,526	8,615,675

Realized gains (losses)	2,132,676	2,680,810	1,791,186	2,775,263	24,298,555	13,772,481

Unrealized appreciation (depreciation) during the period	(3,729,475)	(723,643)	(3,627,700)	(535,338)	(23,495,596)	17,563,270

Net increase (decrease) in net assets from operations	(1,557,899)	1,602,825	(1,824,852)	1,738,339	(713,968)	30,015,025

Changes from principal transactions:
Purchase payments	39,767	46,376	99,879	66,632	215,273	141,821
Transfers between sub-accounts and the company	(1,551,185)	(2,083,314)	(2,243,474)	(2,168,401)	(2,946,840)	(1,522,193)
Withdrawals	(3,627,347)	(3,699,662)	(4,164,764)	(5,067,839)	(9,994,681)	(9,422,203)
Annual contract fee	(54,989)	(68,532)	(106,785)	(126,595)	(219,912)	(216,769)

Net increase (decrease) in net assets from principal transactions	(5,193,754)	(5,805,132)	(6,415,144)	(7,296,203)	(12,946,160)	(11,019,344)

Total increase (decrease) in net assets	(6,751,653)	(4,202,307)	(8,239,996)	(5,557,864)	(13,660,128)	18,995,681
Net assets at beginning of period	33,691,369	37,893,676	38,440,472	43,998,336	98,952,850	79,957,169

Net assets at end of period	$26,939,716	$33,691,369	$30,200,476	$38,440,472	$85,292,722	$98,952,850

	2018	2017	2018	2017	2018	2017
Units, beginning of period	636,862	752,503	966,645	1,159,630	2,859,342	3,224,084
Units issued	21,509	16,440	20,252	65,910	129,563	238,678
Units redeemed	(123,638)	(132,081)	(182,821)	(258,895)	(477,611)	(603,420)

Units, end of period	534,733	636,862	804,076	966,645	2,511,294	2,859,342

See accompanying notes.

55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series II		Select Bond Trust Series I		Select Bond Trust Series II
	2018	2017	2018 (a)	2017	2018 (b)	2017
Income:
Dividend distributions received	$—	$—	$4,949,279	$5,185,718	$10,762,228	$10,908,262
Expenses:
Mortality and expense risk and administrative charges	(797,301)	(674,167)	(1,654,763)	(1,729,596)	(6,163,012)	(6,376,527)

Net investment income (loss)	(797,301)	(674,167)	3,294,516	3,456,122	4,599,216	4,531,735

Realized gains (losses) on investments:
Capital gain distributions received	7,515,914	2,465,653	—	—	—	—
Net realized gain (loss)	3,001,878	2,693,486	(2,069,893)	(512,817)	(6,176,007)	(1,994,904)

Realized gains (losses)	10,517,792	5,159,139	(2,069,893)	(512,817)	(6,176,007)	(1,994,904)

Unrealized appreciation (depreciation) during the period	(10,654,576)	9,093,140	(3,853,448)	2,209,652	(6,923,625)	5,908,942

Net increase (decrease) in net assets from operations	(934,085)	13,578,112	(2,628,825)	5,152,957	(8,500,416)	8,445,773

Changes from principal transactions:
Purchase payments	208,558	101,858	30,462	147,777	219,067	395,925
Transfers between sub-accounts and the company	3,608,532	1,529,326	(5,118,508)	13,041,503	94,195,253	34,156,971
Withdrawals	(4,733,637)	(6,014,414)	(17,656,065)	(18,778,417)	(56,340,015)	(54,396,164)
Annual contract fee	(182,221)	(152,150)	(1,255,363)	(1,338,247)	(2,396,181)	(2,267,158)

Net increase (decrease) in net assets from principal transactions	(1,098,768)	(4,535,380)	(23,999,474)	(6,927,384)	35,678,124	(22,110,426)

Total increase (decrease) in net assets	(2,032,853)	9,042,732	(26,628,299)	(1,774,427)	27,177,708	(13,664,653)
Net assets at beginning of period	44,570,056	35,527,324	189,485,965	191,260,392	428,601,850	442,266,503

Net assets at end of period	$42,537,203	$44,570,056	$162,857,666	$189,485,965	$455,779,558	$428,601,850

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,104,734	1,227,304	13,425,264	13,919,715	32,359,937	34,034,704
Units issued	244,595	231,910	683,952	1,010,629	13,605,063	5,667,254
Units redeemed	(268,469)	(354,480)	(2,414,228)	(1,505,080)	(10,879,486)	(7,342,021)

Units, end of period	1,080,860	1,104,734	11,694,988	13,425,264	35,085,514	32,359,937

(a)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.
(b)	Renamed on April 30, 2018. Previously known as Bond Trust Series II.

See accompanying notes.

56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Index Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$518,885	$396,137	$383,880	$303,117	$131,030	$57,314
Expenses:
Mortality and expense risk and administrative charges	(374,609)	(423,976)	(345,439)	(419,145)	(215,314)	(204,232)

Net investment income (loss)	144,276	(27,839)	38,441	(116,028)	(84,284)	(146,918)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	818,948	508,153
Net realized gain (loss)	(307,122)	(374,481)	(455,679)	(362,152)	452,966	422,520

Realized gains (losses)	(307,122)	(374,481)	(455,679)	(362,152)	1,271,914	930,673

Unrealized appreciation (depreciation) during the period	(15,286)	139,815	188,226	171,382	(2,859,505)	793,898

Net increase (decrease) in net assets from operations	(178,132)	(262,505)	(229,012)	(306,798)	(1,671,875)	1,577,653

Changes from principal transactions:
Purchase payments	109,246	1,257,186	29,918	40,260	25,558	26,614
Transfers between sub-accounts and the company	535,522	(231,844)	3,932,145	(560,008)	39,308	399,704
Withdrawals	(2,744,987)	(3,658,248)	(5,242,835)	(4,541,496)	(834,419)	(1,878,108)
Annual contract fee	(50,395)	(65,443)	(75,679)	(82,102)	(36,508)	(36,981)

Net increase (decrease) in net assets from principal transactions	(2,150,614)	(2,698,349)	(1,356,451)	(5,143,346)	(806,061)	(1,488,771)

Total increase (decrease) in net assets	(2,328,746)	(2,960,854)	(1,585,463)	(5,450,144)	(2,477,936)	88,882
Net assets at beginning of period	27,105,593	30,066,447	23,432,775	28,882,919	13,903,447	13,814,565

Net assets at end of period	$24,776,847	$27,105,593	$21,847,312	$23,432,775	$11,425,511	$13,903,447

	2018	2017	2018	2017	2018	2017
Units, beginning of period	2,229,433	2,450,218	1,988,007	2,419,651	418,638	467,581
Units issued	220,135	372,970	875,540	512,368	36,368	60,181
Units redeemed	(400,731)	(593,755)	(992,998)	(944,012)	(60,571)	(109,124)

Units, end of period	2,048,837	2,229,433	1,870,549	1,988,007	394,435	418,638

See accompanying notes.

57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$243,347	$88,109	$152,918	$158,388	$67,864	$73,645
Expenses:
Mortality and expense risk and administrative charges	(556,755)	(587,914)	(556,091)	(576,217)	(477,638)	(498,013)

Net investment income (loss)	(313,408)	(499,805)	(403,173)	(417,829)	(409,774)	(424,368)

Realized gains (losses) on investments:
Capital gain distributions received	1,949,307	1,423,634	7,226,419	2,473,498	5,834,208	2,033,966
Net realized gain (loss)	1,393,300	1,464,190	198,085	562,176	396,349	842,316

Realized gains (losses)	3,342,607	2,887,824	7,424,504	3,035,674	6,230,557	2,876,282

Unrealized appreciation (depreciation) during the period	(6,931,367)	1,819,482	(12,161,820)	875,126	(9,937,225)	250,124

Net increase (decrease) in net assets from operations	(3,902,168)	4,207,501	(5,140,489)	3,492,971	(4,116,442)	2,702,038

Changes from principal transactions:
Purchase payments	79,850	66,339	61,138	72,740	88,639	64,197
Transfers between sub-accounts and the company	(293,169)	(472,408)	(545,253)	(1,536,603)	(732,788)	331,832
Withdrawals	(4,439,134)	(5,986,537)	(3,553,219)	(3,602,668)	(3,170,058)	(3,231,665)
Annual contract fee	(143,143)	(151,466)	(85,421)	(91,583)	(105,083)	(108,823)

Net increase (decrease) in net assets from principal transactions	(4,795,596)	(6,544,072)	(4,122,755)	(5,158,114)	(3,919,290)	(2,944,459)

Total increase (decrease) in net assets	(8,697,764)	(2,336,571)	(9,263,244)	(1,665,143)	(8,035,732)	(242,421)
Net assets at beginning of period	36,107,393	38,443,964	38,837,420	40,502,563	31,838,271	32,080,692

Net assets at end of period	$27,409,629	$36,107,393	$29,574,176	$38,837,420	$23,802,539	$31,838,271

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,076,540	1,275,821	974,597	1,112,977	853,932	940,927
Units issued	43,461	56,620	36,613	34,402	33,448	79,490
Units redeemed	(180,865)	(255,901)	(136,604)	(172,782)	(133,594)	(166,485)

Units, end of period	939,136	1,076,540	874,606	974,597	753,786	853,932

See accompanying notes.

58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Stock Trust Series I		Small Cap Stock Trust Series II		Small Cap Value Trust Series I
	2018 (c)	2017	2018 (d)	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$4,927	$6,803
Expenses:
Mortality and expense risk and administrative charges	(6,741)	(6,440)	(462,719)	(406,395)	(6,917)	(6,918)

Net investment income (loss)	(6,741)	(6,440)	(462,719)	(406,395)	(1,990)	(115)

Realized gains (losses) on investments:
Capital gain distributions received	46,269	—	1,910,714	—	88,270	57,840
Net realized gain (loss)	2,094	(8,469)	(483,381)	(2,125,493)	(385)	1,152

Realized gains (losses)	48,363	(8,469)	1,427,333	(2,125,493)	87,885	58,992

Unrealized appreciation (depreciation) during the period	(73,152)	179,511	(3,009,624)	8,376,799	(180,081)	(41,002)

Net increase (decrease) in net assets from operations	(31,530)	164,602	(2,045,010)	5,844,911	(94,186)	17,875

Changes from principal transactions:
Purchase payments	—	—	129,480	43,309	—	—
Transfers between sub-accounts and the company	10,936	21,331	2,649,272	(209,406)	376	2,396
Withdrawals	(60,187)	(180,418)	(3,044,607)	(2,965,241)	(16,178)	(53,481)
Annual contract fee	(199)	(168)	(79,999)	(73,097)	(126)	(172)

Net increase (decrease) in net assets from principal transactions	(49,450)	(159,255)	(345,854)	(3,204,435)	(15,928)	(51,257)

Total increase (decrease) in net assets	(80,980)	5,347	(2,390,864)	2,640,476	(110,114)	(33,382)
Net assets at beginning of period	717,622	712,275	28,000,720	25,360,244	727,249	760,631

Net assets at end of period	$636,642	$717,622	$25,609,856	$28,000,720	$617,135	$727,249

	2018	2017	2018	2017	2018	2017
Units, beginning of period	28,803	35,826	887,366	999,282	23,867	25,621
Units issued	697	1,006	210,765	111,488	98	92
Units redeemed	(2,328)	(8,029)	(232,271)	(223,404)	(596)	(1,846)

Units, end of period	27,172	28,803	865,860	887,366	23,369	23,867

(c)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.
(d)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series II.

See accompanying notes.

59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$131,514	$238,370	$153,270	$106,410	$73,671	$94,636
Expenses:
Mortality and expense risk and administrative charges	(445,120)	(507,033)	(637,885)	(684,600)	(682,381)	(729,910)

Net investment income (loss)	(313,606)	(268,663)	(484,615)	(578,190)	(608,710)	(635,274)

Realized gains (losses) on investments:
Capital gain distributions received	3,462,628	2,535,019	3,613,950	6,483,097	3,762,418	6,616,992
Net realized gain (loss)	(1,505,354)	(798,880)	2,239,600	4,537,502	2,021,451	3,926,002

Realized gains (losses)	1,957,274	1,736,139	5,853,550	11,020,599	5,783,869	10,542,994

Unrealized appreciation (depreciation) during the period	(5,235,985)	(995,398)	(10,950,321)	(6,203,910)	(10,995,014)	(5,756,856)

Net increase (decrease) in net assets from operations	(3,592,317)	472,078	(5,581,386)	4,238,499	(5,819,855)	4,150,864

Changes from principal transactions:
Purchase payments	41,948	49,961	54,930	74,296	135,114	98,939
Transfers between sub-accounts and the company	(2,515,699)	(1,511,902)	(1,853,811)	(2,869,933)	(424,013)	(1,936,836)
Withdrawals	(3,336,921)	(4,069,900)	(4,241,112)	(4,330,603)	(5,080,184)	(5,441,535)
Annual contract fee	(75,796)	(87,095)	(83,600)	(94,232)	(131,701)	(143,780)

Net increase (decrease) in net assets from principal transactions	(5,886,468)	(5,618,936)	(6,123,593)	(7,220,472)	(5,500,784)	(7,423,212)

Total increase (decrease) in net assets	(9,478,785)	(5,146,858)	(11,704,979)	(2,981,973)	(11,320,639)	(3,272,348)
Net assets at beginning of period	32,188,447	37,335,305	45,719,641	48,701,614	45,916,217	49,188,565

Net assets at end of period	$22,709,662	$32,188,447	$34,014,662	$45,719,641	$34,595,578	$45,916,217

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,004,416	1,186,859	968,872	1,133,968	1,224,233	1,432,964
Units issued	48,461	93,971	11,182	47,487	48,947	59,621
Units redeemed	(227,859)	(276,414)	(139,957)	(212,583)	(191,031)	(268,352)

Units, end of period	825,018	1,004,416	840,097	968,872	1,082,149	1,224,233

See accompanying notes.

60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II		Total Bond Market Series Trust NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,194,864	$1,182,886	$1,207,207	$1,130,828	$2,619,222	$2,992,842
Expenses:
Mortality and expense risk and administrative charges	(500,452)	(571,504)	(578,433)	(630,875)	(895,801)	(963,563)

Net investment income (loss)	694,412	611,382	628,774	499,953	1,723,421	2,029,279

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(152,713)	(134,585)	(146,271)	358,712	(1,901,971)	(871,754)

Realized gains (losses)	(152,713)	(134,585)	(146,271)	358,712	(1,901,971)	(871,754)

Unrealized appreciation (depreciation) during the period	(2,691,988)	1,030,395	(2,925,402)	555,331	(1,112,212)	1,406,772

Net increase (decrease) in net assets from operations	(2,150,289)	1,507,192	(2,442,899)	1,413,996	(1,290,762)	2,564,297

Changes from principal transactions:
Purchase payments	13,669	18,417	46,213	63,870	12,432	53,429
Transfers between sub-accounts and the company	(2,214,961)	1,487,362	(693,610)	2,794,331	(2,102,150)	7,087,043
Withdrawals	(3,835,530)	(4,541,435)	(4,855,181)	(4,773,207)	(11,138,292)	(12,544,002)
Annual contract fee	(52,614)	(68,524)	(105,235)	(113,692)	(895,933)	(984,137)

Net increase (decrease) in net assets from principal transactions	(6,089,436)	(3,104,180)	(5,607,813)	(2,028,698)	(14,123,943)	(6,387,667)

Total increase (decrease) in net assets	(8,239,725)	(1,596,988)	(8,050,712)	(614,702)	(15,414,705)	(3,823,370)
Net assets at beginning of period	37,168,870	38,765,858	38,634,852	39,249,554	104,753,255	108,576,625

Net assets at end of period	$28,929,145	$37,168,870	$30,584,140	$38,634,852	$89,338,550	$104,753,255

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,589,928	1,724,761	1,747,679	1,845,705	8,001,184	8,492,370
Units issued	61,879	116,849	119,867	242,831	369,944	605,446
Units redeemed	(332,537)	(251,682)	(378,387)	(340,857)	(1,467,321)	(1,096,632)

Units, end of period	1,319,270	1,589,928	1,489,159	1,747,679	6,903,807	8,001,184

See accompanying notes.

61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,256,079	$1,541,410	$521,061	$614,324	$359,147	$430,380
Expenses:
Mortality and expense risk and administrative charges	(791,680)	(900,419)	(669,456)	(518,354)	(615,188)	(581,163)

Net investment income (loss)	464,399	640,991	(148,395)	95,970	(256,041)	(150,783)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,422,199	954,251	1,190,257	772,656
Net realized gain (loss)	(833,692)	(368,195)	1,334,241	1,982,632	2,346,423	2,263,278

Realized gains (losses)	(833,692)	(368,195)	2,756,440	2,936,883	3,536,680	3,035,934

Unrealized appreciation (depreciation) during the period	(800,408)	716,744	(5,488,713)	2,970,852	(5,767,979)	3,197,297

Net increase (decrease) in net assets from operations	(1,169,701)	989,540	(2,880,668)	6,003,705	(2,487,340)	6,082,448

Changes from principal transactions:
Purchase payments	23,455	56,282	47,183	53,607	65,793	129,420
Transfers between sub-accounts and the company	7,039,830	(3,084,970)	(2,350,936)	34,386,480	(729,170)	5,345,769
Withdrawals	(8,921,272)	(9,546,574)	(3,337,361)	(3,487,075)	(3,200,255)	(3,660,971)
Annual contract fee	(384,237)	(448,465)	(83,334)	(71,617)	(156,396)	(144,407)

Net increase (decrease) in net assets from principal transactions	(2,242,224)	(13,023,727)	(5,724,448)	30,881,395	(4,020,028)	1,669,811

Total increase (decrease) in net assets	(3,411,925)	(12,034,187)	(8,605,116)	36,885,100	(6,507,368)	7,752,259
Net assets at beginning of period	57,666,704	69,700,891	47,613,514	10,728,414	38,772,237	31,019,978

Net assets at end of period	$54,254,779	$57,666,704	$39,008,398	$47,613,514	$32,264,869	$38,772,237

	2018	2017	2018	2017	2018	2017
Units, beginning of period	4,595,430	5,639,752	1,891,536	500,580	1,219,652	1,153,283
Units issued	1,476,686	1,162,696	55,264	1,644,643	11,758	234,904
Units redeemed	(1,664,005)	(2,207,018)	(279,060)	(253,687)	(133,581)	(168,535)

Units, end of period	4,408,111	4,595,430	1,667,740	1,891,536	1,097,829	1,219,652

See accompanying notes.

62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II		Utilities Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$179,293	$162,219	$2,513,749	$2,753,248	$413,394	$311,942
Expenses:
Mortality and expense risk and administrative charges	(79,058)	(88,205)	(2,377,800)	(3,002,169)	(194,091)	(197,408)

Net investment income (loss)	100,235	74,014	135,949	(248,921)	219,303	114,534

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(90,561)	(149,367)	(2,085,497)	(2,305,075)	(52,915)	84,454

Realized gains (losses)	(90,561)	(149,367)	(2,085,497)	(2,305,075)	(52,915)	84,454

Unrealized appreciation (depreciation) during the period	34,045	53,407	1,468,227	530,164	(218,401)	1,445,018

Net increase (decrease) in net assets from operations	43,719	(21,946)	(481,321)	(2,023,832)	(52,013)	1,644,006

Changes from principal transactions:
Purchase payments	—	225,000	917,992	1,528,489	17,901	22,286
Transfers between sub-accounts and the company	6,840,269	7,862,689	139,507,495	74,156,871	(934,564)	141,568
Withdrawals	(5,192,464)	(10,115,287)	(149,544,960)	(131,819,631)	(936,038)	(1,180,611)
Annual contract fee	(62,690)	(96,225)	(1,148,397)	(1,385,612)	(31,738)	(30,937)

Net increase (decrease) in net assets from principal transactions	1,585,115	(2,123,823)	(10,267,870)	(57,519,883)	(1,884,439)	(1,047,694)

Total increase (decrease) in net assets	1,628,834	(2,145,769)	(10,749,191)	(59,543,715)	(1,936,452)	596,312
Net assets at beginning of period	8,671,251	10,817,020	187,372,567	246,916,282	13,785,176	13,188,864

Net assets at end of period	$10,300,085	$8,671,251	$176,623,376	$187,372,567	$11,848,724	$13,785,176

	2018	2017	2018	2017	2018	2017
Units, beginning of period	727,684	905,992	16,588,059	21,661,407	430,702	466,633
Units issued	876,326	1,060,754	15,843,730	12,045,435	31,372	38,384
Units redeemed	(744,146)	(1,239,062)	(16,761,011)	(17,118,783)	(89,915)	(74,315)

Units, end of period	859,864	727,684	15,670,778	16,588,059	372,159	430,702

See accompanying notes.

63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series II		Value Opportunities
	2018	2017	2018	2017
Income:
Dividend distributions received	$335,433	$263,650	$34,390	$22,132
Expenses:
Mortality and expense risk and administrative charges	(171,991)	(188,969)	(45,950)	(46,375)

Net investment income (loss)	163,442	74,681	(11,560)	(24,243)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	285,649	607,369
Net realized gain (loss)	(208,306)	(97,860)	82,806	242,767

Realized gains (losses)	(208,306)	(97,860)	368,455	850,136

Unrealized appreciation (depreciation) during the period	(75,350)	1,443,845	(577,954)	(474,626)

Net increase (decrease) in net assets from operations	(120,214)	1,420,666	(221,059)	351,267

Changes from principal transactions:
Purchase payments	13,712	15,449	—	—
Transfers between sub-accounts and the company	349,670	(53,144)	(22,864)	(232,024)
Withdrawals	(1,253,152)	(1,304,893)	(185,442)	(299,718)
Annual contract fee	(36,591)	(39,374)	(10,242)	(9,912)

Net increase (decrease) in net assets from principal transactions	(926,361)	(1,381,962)	(218,548)	(541,654)

Total increase (decrease) in net assets	(1,046,575)	38,704	(439,607)	(190,387)
Net assets at beginning of period	11,546,556	11,507,852	3,119,950	3,310,337

Net assets at end of period	$10,499,981	$11,546,556	$2,680,343	$3,119,950

	2018	2017	2018	2017
Units, beginning of period	257,484	280,020	41,565	52,990
Units issued	39,518	31,941	167	373
Units redeemed	(66,037)	(54,477)	(2,136)	(11,798)

Units, end of period	230,965	257,484	39,596	41,565

See accompanying notes.

64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 111 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.
In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Bond Trust Series I	Select Bond Trust Series I	04/30/2018
Bond Trust Series II	Select Bond Trust Series II	04/30/2018
Small Cap Growth Trust Series I	Small Cap Stock Trust Series I	04/30/2018
Small Cap Growth Trust Series II	Small Cap Stock Trust Series II	04/30/2018

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2018.

66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2018, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2018. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$28,269,294,081	—	—	28,269,294,081
NonAffiliated	$25,447,869	—	—	25,447,869

Total	$28,294,741,950	—	—	28,294,741,950

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2018.

68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2018 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series I	$11,240,098	$24,565,339
500 Index Fund Series II	10,106,707	13,525,619
500 Index Fund Series NAV	12,527,896	34,749,173
Active Bond Trust Series I	1,917,764	4,034,046
Active Bond Trust Series II	13,275,222	31,943,155
American Asset Allocation Trust Series I	19,695,875	17,835,755
American Asset Allocation Trust Series II	129,920,786	151,455,505
American Asset Allocation Trust Series III	17,457,149	19,045,927
American Global Growth Trust Series II	18,327,506	34,350,985
American Global Growth Trust Series III	3,968,282	4,456,593
American Growth Trust Series II	121,189,966	125,218,341
American Growth Trust Series III	20,398,620	18,714,067
American Growth-Income Trust Series I	18,222,309	19,727,826
American Growth-Income Trust Series II	77,785,385	98,740,866
American Growth-Income Trust Series III	34,671,151	37,388,144
American International Trust Series II	41,241,849	53,886,378
American International Trust Series III	5,588,335	5,998,805
Basic Value Focus	568,044	824,331
Blue Chip Growth Trust Series I	40,033,969	40,452,719
Blue Chip Growth Trust Series II	32,365,653	26,631,828
Capital Appreciation Trust Series I	30,080,630	23,310,123
Capital Appreciation Trust Series II	18,454,830	14,994,307
Capital Appreciation Value Trust Series II	27,345,780	41,041,370
Core Bond Trust Series I	3,866,282	13,070,784
Core Bond Trust Series II	4,143,871	17,387,025
DWS Equity 500 Index	1,323,343	1,738,232
Emerging Markets Value Trust Series II	4,445,035	9,609,435
Emerging Markets Value Trust Series NAV	120,763	255,352
Equity Income Trust Series I	26,909,735	29,918,432
Equity Income Trust Series II	18,078,887	21,807,734
Financial Industries Trust Series I	1,805,431	2,826,166
Financial Industries Trust Series II	2,435,825	4,151,916
Fundamental All Cap Core Trust Series II	8,692,598	8,569,862
Fundamental Large Cap Value Trust Series I	4,573,908	31,101,878
Fundamental Large Cap Value Trust Series II	9,736,126	30,557,279
Global Allocation	12,406	6,576
Global Bond Trust Series I	1,703,934	4,743,958
Global Bond Trust Series II	4,702,173	18,050,030
Global Trust Series I	6,393,611	14,676,092
Global Trust Series II	1,658,072	7,866,635
Health Sciences Trust Series I	8,633,487	9,628,216
Health Sciences Trust Series II	14,315,378	15,479,794
High Yield Trust Series I	9,066,014	14,874,767
High Yield Trust Series II	5,357,132	11,568,056
International Equity Index Series I	1,324,010	2,247,709
International Equity Index Series II	3,628,282	5,018,562
International Equity Index Series NAV	549,947	1,760,002
International Growth Stock Trust Series II	2,505,286	3,644,314
International Small Company Trust Series I	1,087,624	4,098,308

69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
International Small Company Trust Series II	$1,588,154	$3,638,540
International Value Trust Series I	2,879,071	9,560,381
International Value Trust Series II	2,524,564	10,021,541
Investment Quality Bond Trust Series I	10,769,697	24,410,824
Investment Quality Bond Trust Series II	8,851,433	15,900,541
Lifestyle Aggressive Portfolio Series I	390,219	241,585
Lifestyle Aggressive Portfolio Series II	1,491,746	1,199,347
Lifestyle Balanced Portfolio Series I	5,259,911	4,116,549
Lifestyle Balanced Portfolio Series II	86,392,843	140,484,104
Lifestyle Conservative Portfolio Series I	3,871,194	2,861,225
Lifestyle Conservative Portfolio Series II	53,508,473	38,879,076
Lifestyle Growth Portfolio Series I	14,059,513	27,457,595
Lifestyle Growth Portfolio Series II	249,884,083	860,639,167
Lifestyle Growth Portfolio Series NAV	224,056	559,688
Lifestyle Moderate Portfolio Series I	2,186,845	1,571,661
Lifestyle Moderate Portfolio Series II	30,596,494	42,856,454
Managed Volatility Aggressive Portfolio Series I	4,143,156	10,780,867
Managed Volatility Aggressive Portfolio Series II	7,495,194	14,495,173
Managed Volatility Balanced Portfolio Series I	39,975,381	61,115,244
Managed Volatility Balanced Portfolio Series II	484,244,504	812,548,614
Managed Volatility Balanced Portfolio Series NAV	0	121,904
Managed Volatility Conservative Portfolio Series I	7,178,115	18,542,152
Managed Volatility Conservative Portfolio Series II	69,231,382	189,721,759
Managed Volatility Growth Portfolio Series I	46,264,685	56,787,335
Managed Volatility Growth Portfolio Series II	799,469,650	1,089,789,352
Managed Volatility Growth Portfolio Series NAV	46,474	25,976
Managed Volatility Moderate Portfolio Series I	15,365,668	27,075,246
Managed Volatility Moderate Portfolio Series II	157,012,326	273,732,853
Mid Cap Index Trust Series I	10,465,464	15,712,695
Mid Cap Index Trust Series II	7,406,184	15,956,627
Mid Cap Stock Trust Series I	19,148,250	26,189,897
Mid Cap Stock Trust Series II	13,926,748	14,264,261
Mid Value Trust Series I	5,105,641	8,835,391
Mid Value Trust Series II	5,028,937	7,303,024
Money Market Trust Series I	1,092,901	7,208,682
Money Market Trust Series II	3,422,154	33,262,359
Money-Market Trust Series NAV	123,578	1,311,159
Mutual Shares Trust Series I	15,455,815	21,701,014
PIMCO All Asset	318,768	3,437,873
Real Estate Securities Trust Series I	1,535,913	6,690,767
Real Estate Securities Trust Series II	1,242,981	7,646,462
Science & Technology Trust Series I	18,636,087	18,757,143
Science & Technology Trust Series II	18,176,285	12,556,440
Select Bond Trust Series I	14,373,371	35,078,329
Select Bond Trust Series II	186,023,467	145,746,126
Short Term Government Income Trust Series I	3,105,734	5,112,073
Short Term Government Income Trust Series II	10,559,782	11,877,792
Small Cap Index Trust Series I	2,201,354	2,272,751
Small Cap Index Trust Series II	3,575,138	6,734,835
Small Cap Opportunities Trust Series I	8,748,169	6,047,675
Small Cap Opportunities Trust Series II	6,996,470	5,491,329
Small Cap Stock Trust Series I	63,991	73,912

70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
Small Cap Stock Trust Series II	$9,412,135	$8,309,993
Small Cap Value Trust Series I	95,796	25,444
Small Cap Value Trust Series II	5,058,306	7,795,752
Small Company Value Trust Series I	4,219,401	7,213,660
Small Company Value Trust Series II	5,565,080	7,912,154
Strategic Income Opportunities Trust Series I	2,573,853	7,968,880
Strategic Income Opportunities Trust Series II	3,666,265	8,645,306
Total Bond Market Series Trust NAV	7,333,726	19,734,248
Total Bond Market Trust Series II	18,040,441	19,818,266
Total Stock Market Index Trust Series I	3,315,258	7,765,902
Total Stock Market Index Trust Series II	1,889,071	4,974,883
Ultra Short Term Bond Trust Series I	10,626,731	8,941,382
Ultra Short Term Bond Trust Series II	178,798,794	188,930,716
Utilities Trust Series I	1,406,792	3,071,929
Utilities Trust Series II	1,726,989	2,489,909
Value Opportunities	328,652	273,110

71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
500 Index Fund Series I (*)	2018	5,483	$24.08 to $22.02	$124,393	1.90% to 0.45%	1.30%	-5.12% to -6.50%
	2017	6,105	25.38 to 23.55	147,484	1.90 to 0.45	1.66	20.98 to 19.24
	2016	6,884	20.98 to 19.75	138,794	1.90 to 0.45	3.09	11.09 to 9.49
	2015	2,528	18.88 to 18.04	46,424	1.90 to 0.45	1.60	0.65 to -0.80
	2014	2,793	18.76 to 18.18	51,298	1.90 to 0.45	1.48	12.82 to 11.20

500 Index Fund Series II (*)	2018	2,418	23.78 to 21.55	52,639	2.05 to 0.45	1.13	-5.31 to -6.83
	2017	2,586	25.12 to 23.13	60,261	2.05 to 0.45	1.50	20.74 to 18.83
	2016	2,741	20.80 to 19.46	53,568	2.05 to 0.45	1.67	10.87 to 9.11
	2015	2,354	18.76 to 17.84	42,522	2.05 to 0.45	1.44	0.41 to -1.19
	2014	2,469	18.69 to 18.05	44,963	2.05 to 0.45	1.37	12.65 to 10.86

500 Index Fund Series NAV (*)	2018	7,468	23.63 to 20.51	173,126	2.05 to 0.80	1.31	-5.41 to -6.59
	2017	8,459	24.98 to 21.96	207,675	2.05 to 0.80	1.69	20.58 to 19.08
	2016	10,016	20.72 to 18.44	204,469	2.05 to 0.80	1.74	10.76 to 9.38
	2015	11,198	18.71 to 16.86	206,755	2.05 to 0.80	1.68	0.35 to -0.90
	2014	12,772	18.64 to 17.01	235,562	2.05 to 0.80	1.55	12.52 to 11.13

Active Bond Trust Series I (*)	2018	1,322	22.32 to 18.31	25,739	1.90 to 0.45	3.10	-1.05 to -2.48
	2017	1,451	22.56 to 18.77	28,904	1.90 to 0.45	3.43	4.37 to 2.88
	2016	1,603	21.62 to 18.25	30,912	1.90 to 0.45	3.56	3.87 to 2.38
	2015	1,808	20.81 to 17.83	33,841	1.90 to 0.45	4.84	-0.28 to -1.72
	2014	2,024	20.87 to 18.14	38,345	1.90 to 0.45	3.66	6.33 to 4.80

Active Bond Trust Series II (*)	2018	6,520	17.46 to 12.42	120,639	2.05 to 1.00	2.89	-1.79 to -2.82
	2017	7,619	17.97 to 12.64	144,487	2.05 to 1.00	3.21	3.59 to 2.51
	2016	7,880	17.53 to 12.20	145,180	2.05 to 1.20	3.34	2.12 to -2.40
	2015	8,870	18.40 to 17.16	159,363	2.05 to 1.40	4.57	-1.53 to -2.16
	2014	10,252	20.48 to 17.54	187,365	2.05 to 0.45	3.31	6.11 to 4.43

American Asset Allocation Trust Series I (*)	2018	5,496	21.36 to 18.03	104,975	1.90 to 0.45	1.57	-5.34 to -6.71
	2017	6,072	22.56 to 19.33	123,761	1.90 to 0.45	1.17	15.27 to 13.62
	2016	6,564	19.57 to 17.01	117,189	1.90 to 0.45	1.26	8.50 to 6.94
	2015	6,939	18.04 to 15.91	115,278	1.90 to 0.45	1.99	0.60 to -0.84
	2014	7,721	17.93 to 16.04	128,606	1.90 to 0.45	1.44	4.57 to 3.07

American Asset Allocation Trust Series II (*)	2018	47,315	18.54 to 17.49	868,429	2.05 to 1.00	1.47	-6.01 to -7.00
	2017	54,127	19.73 to 18.80	1,061,204	2.05 to 1.00	1.07	14.54 to 13.35
	2016	61,102	17.22 to 16.59	1,050,388	2.05 to 1.00	1.09	7.83 to 6.71
	2015	67,055	15.97 to 15.55	1,082,182	2.05 to 1.00	1.83	-0.09 to -1.14
	2014	74,549	17.78 to 15.72	1,220,137	2.05 to 0.45	1.31	4.42 to 2.76

American Asset Allocation Trust Series III (*)	2018	5,240	22.43 to 20.67	116,316	1.55 to 0.80	1.91	-5.39 to -6.10
	2017	5,984	23.71 to 22.01	140,567	1.55 to 0.80	1.50	15.33 to 14.47
	2016	6,706	20.56 to 19.23	136,740	1.55 to 0.80	1.61	8.56 to 7.75
	2015	7,351	18.93 to 17.85	138,210	1.55 to 0.80	2.33	0.53 to -0.22
	2014	8,313	18.83 to 17.89	155,631	1.55 to 0.80	1.73	4.56 to 3.78

American Global Growth Trust Series II (*)	2018	6,911	19.84 to 18.51	134,638	2.05 to 1.00	0.57	-10.37 to -11.31
	2017	7,936	22.14 to 20.87	173,375	2.05 to 1.00	0.17	29.62 to 28.27
	2016	9,113	17.08 to 16.27	154,324	2.05 to 1.00	0.76	-0.89 to -1.93
	2015	10,462	17.23 to 16.59	179,743	2.05 to 1.00	1.40	5.44 to 4.33
	2014	11,451	17.98 to 15.90	187,957	2.05 to 0.45	0.63	1.36 to -0.25

American Global Growth Trust Series III (*)	2018	1,174	23.27 to 21.44	26,969	1.55 to 0.80	1.00	-9.77 to -10.45
	2017	1,253	25.79 to 23.94	31,918	1.55 to 0.80	0.56	30.30 to 29.33
	2016	1,575	19.79 to 18.51	30,846	1.55 to 0.80	1.27	-0.17 to -0.92
	2015	1,603	19.82 to 18.68	31,462	1.55 to 0.80	1.86	6.17 to 5.37
	2014	1,928	18.67 to 17.73	35,706	1.55 to 0.80	1.09	1.50 to 0.74

American Growth Trust Series II (*)	2018	13,671	47.67 to 37.10	495,562	2.05 to 0.45	0.30	-1.16 to -2.74
	2017	16,059	48.23 to 38.15	595,655	2.05 to 0.45	0.27	27.17 to 25.15
	2016	19,385	37.93 to 30.48	571,028	2.05 to 0.45	0.32	8.54 to 6.82
	2015	22,432	34.94 to 28.53	615,541	2.05 to 0.45	0.09	5.87 to 4.19
	2014	26,775	33.00 to 27.38	700,997	2.05 to 0.45	0.64	7.48 to 5.77

American Growth Trust Series III (*)	2018	3,093	27.18 to 25.05	82,982	1.55 to 0.80	0.71	-1.08 to -1.82
	2017	3,580	27.48 to 25.51	97,231	1.55 to 0.80	0.70	27.20 to 26.25
	2016	4,375	21.60 to 20.21	93,545	1.55 to 0.80	0.80	8.61 to 7.80
	2015	4,752	19.89 to 18.75	93,651	1.55 to 0.80	0.58	6.02 to 5.22
	2014	5,690	18.76 to 17.82	105,950	1.55 to 0.80	1.10	7.61 to 6.81

American Growth-Income Trust Series I (*)	2018	2,973	40.59 to 32.34	102,807	1.90 to 0.45	1.35	-2.62 to -4.03
	2017	3,388	41.68 to 33.70	121,608	1.90 to 0.45	1.03	21.49 to 19.74
	2016	3,892	34.31 to 28.14	116,152	1.90 to 0.45	1.59	10.61 to 9.01
	2015	4,390	31.02 to 25.81	119,693	1.90 to 0.45	1.27	0.66 to -0.79
	2014	5,064	30.82 to 26.02	138,554	1.90 to 0.45	0.86	9.76 to 8.18

72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
American Growth-Income Trust Series II (*)	2018	13,514	$40.09 to $31.20	$418,780	2.05% to 0.45%	1.25%	-2.71% to -4.26%
	2017	15,764	41.20 to 32.59	507,128	2.05 to 0.45	0.95	21.34 to 19.42
	2016	18,765	33.96 to 27.29	503,087	2.05 to 0.45	1.50	10.56 to 8.81
	2015	22,083	30.71 to 25.08	541,100	2.05 to 0.45	1.13	0.51 to -1.08
	2014	25,595	30.56 to 25.35	631,381	2.05 to 0.45	0.70	9.62 to 7.88

American Growth-Income Trust Series III (*)	2018	7,331	26.08 to 24.03	188,742	1.55 to 0.80	1.68	-2.60 to -3.34
	2017	8,380	26.77 to 24.86	221,783	1.55 to 0.80	1.39	21.42 to 20.51
	2016	9,932	22.05 to 20.63	216,784	1.55 to 0.80	1.99	10.65 to 9.83
	2015	11,058	19.93 to 18.78	218,366	1.55 to 0.80	1.66	0.66 to -0.10
	2014	12,768	19.80 to 18.80	250,887	1.55 to 0.80	1.16	9.75 to 8.93

American International Trust Series II (*)	2018	10,103	28.01 to 15.64	261,041	2.05 to 1.00	2.48	-14.45 to -15.35
	2017	11,003	33.09 to 18.28	333,479	2.05 to 1.00	0.71	30.19 to 28.84
	2016	13,582	25.68 to 14.04	316,695	2.05 to 1.00	0.82	1.95 to 0.88
	2015	15,090	25.46 to 13.78	347,869	2.05 to 1.00	0.94	-5.92 to -6.91
	2014	16,756	32.96 to 27.35	413,221	2.05 to 0.45	0.81	-3.58 to -5.11

American International Trust Series III (*)	2018	2,255	15.61 to 14.38	34,732	1.55 to 0.80	2.98	-13.90 to -14.54
	2017	2,404	18.13 to 16.83	43,050	1.55 to 0.80	1.17	31.07 to 30.09
	2016	2,989	13.83 to 12.94	40,895	1.55 to 0.80	1.30	2.66 to 1.90
	2015	3,173	13.47 to 12.70	42,336	1.55 to 0.80	1.43	-5.30 to -6.01
	2014	3,497	14.23 to 13.51	49,357	1.55 to 0.80	1.30	-3.44 to -4.16

Basic Value Focus	2018	95	48.25 to 23.75	3,829	1.80 to 1.40	1.55	-9.34 to -9.71
	2017	109	53.22 to 26.30	4,930	1.80 to 1.40	1.31	6.65 to 6.22
	2016	127	49.91 to 24.76	5,279	1.80 to 1.40	1.29	16.24 to 15.78
	2015	154	42.93 to 21.39	5,468	1.80 to 1.40	1.32	-7.38 to -7.75
	2014	164	46.35 to 23.29	6,235	1.90 to 1.40	1.21	8.23 to 7.69

Blue Chip Growth Trust Series I (*)	2018	3,990	48.55 to 33.56	216,533	1.90 to 0.45	0.02	1.51 to 0.04
	2017	4,510	47.83 to 33.54	243,660	1.90 to 0.45	0.07	35.67 to 33.73
	2016	5,095	35.26 to 25.08	204,902	1.90 to 0.45	0.01	0.36 to -1.09
	2015	5,839	35.13 to 25.36	236,562	1.90 to 0.45	0.00	10.56 to 8.97
	2014	6,547	31.77 to 23.27	241,041	1.90 to 0.45	0.00	8.58 to 7.02

Blue Chip Growth Trust Series II (*)	2018	2,880	40.96 to 28.13	107,498	2.05 to 1.00	0.00	0.76 to -0.30
	2017	3,103	41.08 to 27.92	115,266	2.05 to 1.00	0.00	34.62 to 33.22
	2016	3,627	30.84 to 20.74	100,570	2.05 to 1.00	0.00	-0.38 to -1.43
	2015	4,254	31.28 to 20.82	119,386	2.05 to 1.00	0.00	9.73 to 8.58
	2014	4,482	30.88 to 28.81	115,624	2.05 to 0.45	0.00	8.39 to 6.67

Capital Appreciation Trust Series I (*)	2018	5,277	28.61 to 27.49	122,498	1.90 to 0.45	0.26	-1.25 to -2.68
	2017	5,906	29.40 to 27.84	140,279	1.90 to 0.45	0.06	35.92 to 33.97
	2016	6,883	21.94 to 20.48	121,452	1.90 to 0.45	0.00	-1.52 to -2.94
	2015	7,856	22.61 to 20.80	142,010	1.90 to 0.45	0.00	10.96 to 9.36
	2014	8,922	20.67 to 18.74	146,789	1.90 to 0.45	0.05	9.16 to 7.59

Capital Appreciation Trust Series II (*)	2018	1,523	39.31 to 26.53	50,795	2.05 to 1.00	0.04	-1.98 to -3.01
	2017	1,692	40.53 to 27.07	57,963	2.05 to 1.00	0.00	34.85 to 33.45
	2016	1,997	30.37 to 20.07	51,049	2.05 to 1.00	0.00	-2.25 to -3.27
	2015	2,332	31.39 to 20.53	61,537	2.05 to 1.00	0.00	10.06 to 8.91
	2014	2,665	28.83 to 28.69	64,337	2.05 to 0.45	0.00	8.98 to 7.25

Capital Appreciation Value Trust Series II (*)	2018	10,875	22.80 to 21.20	243,307	2.05 to 1.00	1.88	-0.90 to -1.94
	2017	12,364	23.25 to 21.39	280,370	2.05 to 1.00	1.23	13.85 to 12.66
	2016	14,097	20.64 to 18.79	281,362	2.05 to 1.00	1.10	6.77 to 5.66
	2015	14,890	19.53 to 17.60	293,194	2.05 to 1.00	0.89	4.05 to 2.97
	2014	15,683	21.06 to 18.97	308,166	2.05 to 0.45	1.19	11.54 to 9.77

Core Bond Trust Series I (*)	2018	3,785	19.75 to 16.20	63,639	1.90 to 0.45	2.37	-1.04 to -2.47
	2017	4,369	19.96 to 16.61	75,033	1.90 to 0.45	2.03	2.94 to 1.46
	2016	5,044	19.39 to 16.37	85,004	1.90 to 0.45	1.90	2.28 to 0.81
	2015	6,088	18.95 to 16.24	101,222	1.90 to 0.45	2.33	-2.01 to -2.98

Core Bond Trust Series II (*)	2018	4,477	15.76 to 12.42	72,132	2.05 to 1.00	2.18	-1.78 to -2.81
	2017	5,342	16.21 to 12.64	87,944	2.05 to 1.00	1.87	2.18 to 1.12
	2016	6,142	16.03 to 12.37	99,553	2.05 to 1.00	1.72	1.52 to 0.46
	2015	7,077	15.96 to 12.19	113,078	2.05 to 1.00	2.00	-1.92 to -2.50
	2014	400	18.99 to 16.27	6,846	2.05 to 0.45	2.58	5.26 to 3.59

DWS Equity 500 Index	2018	279	39.85 to 30.54	10,682	2.05 to 1.40	1.32	-6.33 to -6.94
	2017	314	42.55 to 32.82	12,879	2.05 to 1.40	1.40	19.38 to 18.61
	2016	370	35.64 to 27.67	12,733	2.05 to 1.40	1.74	9.65 to 8.94
	2015	421	32.50 to 25.40	13,229	2.05 to 1.40	1.28	-0.64 to -1.29
	2014	472	32.71 to 25.73	14,976	2.05 to 1.40	1.52	11.43 to 10.71

Emerging Markets Value Trust Series II (*)	2018	2,809	11.15 to 10.94	30,944	2.05 to 0.45	2.23	-14.18 to -15.55

73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Emerging Markets Value Trust Series II (*)	2017	(e)	3,264	$12.99 to $12.95	$42,338	2.05% to 0.45%	4.38%	3.91% to 3.63%

Emerging Markets Value Trust Series NAV (*)	2018		131	11.14 to 11.04	1,452	1.55 to 0.80	2.58	-14.17 to -14.82
	2017	(j)	143	12.98 to 12.97	1,855	1.55 to 0.80	5.49	3.86 to 3.72

Equity Income Trust Series I (*)	2018		3,216	37.67 to 24.73	152,265	1.90 to 0.45	1.79	-9.99 to -11.29
	2017		3,727	41.85 to 27.87	196,454	1.90 to 0.45	2.21	15.77 to 14.11
	2016		4,250	36.15 to 24.43	195,429	1.90 to 0.45	2.19	18.59 to 16.88
	2015		4,831	30.48 to 20.90	188,429	1.90 to 0.45	1.85	-7.17 to -8.50
	2014		5,549	32.83 to 22.84	234,874	1.90 to 0.45	1.77	6.99 to 5.45

Equity Income Trust Series II (*)	2018		3,782	30.71 to 27.62	94,017	2.05 to 0.45	1.59	-10.16 to -11.60
	2017		4,389	34.18 to 31.24	122,995	2.05 to 0.45	2.02	15.48 to 13.66
	2016		5,116	29.60 to 27.49	125,642	2.05 to 0.45	2.04	18.38 to 16.50
	2015		5,626	25.00 to 23.60	118,166	2.05 to 0.45	1.67	-7.33 to -8.80
	2014		6,397	26.98 to 25.87	146,804	2.05 to 0.45	1.56	6.75 to 5.06

Financial Industries Trust Series I (*)	2018		407	21.15 to 19.90	8,458	1.90 to 1.40	1.15	-15.68 to -16.11
	2017		474	25.09 to 23.72	11,693	1.90 to 1.40	1.16	13.69 to 13.12
	2016		533	22.07 to 20.97	11,595	1.90 to 1.40	1.53	17.71 to 17.12
	2015		543	18.75 to 17.90	10,015	1.90 to 1.40	0.99	-4.00 to -4.48
	2014		583	22.24 to 18.74	11,204	1.90 to 0.45	0.69	8.16 to 6.60

Financial Industries Trust Series II (*)	2018		527	23.67 to 19.31	11,387	2.05 to 1.00	1.12	-15.48 to -16.37
	2017		625	28.30 to 22.85	16,106	2.05 to 1.00	0.96	13.88 to 12.69
	2016		772	25.11 to 20.07	17,537	2.05 to 1.00	1.24	18.02 to 16.79
	2015		840	21.50 to 17.00	16,184	2.05 to 1.00	0.71	-3.85 to -4.85
	2014		933	23.61 to 22.60	18,786	2.05 to 0.45	0.50	7.93 to 6.22

Fundamental All Cap Core Trust Series II (*)	2018		1,098	32.04 to 14.25	37,081	2.05 to 1.00	0.20	-14.21 to -15.11
	2017		1,221	37.75 to 16.61	48,359	2.05 to 1.00	0.55	26.16 to 24.85
	2016		1,348	33.04 to 30.23	43,337	2.05 to 1.40	0.18	6.61 to 5.92
	2015		1,546	30.99 to 28.54	46,759	2.05 to 1.40	0.00	2.39 to 1.73
	2014		1,758	33.82 to 28.06	52,081	2.05 to 0.45	0.21	9.06 to 7.33

Fundamental Large Cap Value Trust Series I (*)	2018		6,828	27.67 to 22.36	161,567	1.90 to 0.45	1.07	-17.41 to -18.61
	2017		7,734	33.50 to 27.48	223,805	1.90 to 0.45	1.59	16.91 to 15.23
	2016		9,036	28.65 to 23.85	225,924	1.90 to 0.45	2.20	9.68 to 8.10
	2015		10,281	26.13 to 22.06	236,820	1.90 to 0.45	0.96	-1.55 to -2.97
	2014		11,918	26.54 to 22.73	281,433	1.90 to 0.45	2.37	10.12 to 8.53

Fundamental Large Cap Value Trust Series II (*)	2018		6,141	21.65 to 12.69	129,991	2.05 to 1.00	0.87	-18.06 to -18.92
	2017		6,914	26.70 to 15.49	178,758	2.05 to 1.00	1.40	16.03 to 14.83
	2016		8,056	23.25 to 13.35	180,517	2.05 to 1.00	2.00	8.86 to 7.73
	2015		9,295	21.59 to 12.26	192,421	2.05 to 1.00	0.77	-2.28 to -3.30
	2014		10,925	26.48 to 22.32	234,103	2.05 to 0.45	1.36	9.91 to 8.16

Global Allocation	2018		11	24.04 to 19.32	227	1.75 to 1.40	0.81	-8.81 to -9.13
	2017		11	26.46 to 21.18	251	1.75 to 1.40	0.84	12.17 to 11.78
	2016		35	23.67 to 18.89	679	1.75 to 1.40	1.13	2.51 to 2.15
	2015		37	23.17 to 18.42	689	1.75 to 1.40	0.95	-2.25 to -2.59
	2014		40	31.47 to 18.85	766	1.90 to 1.40	2.01	0.55 to 0.05

Global Bond Trust Series I (*)	2018		811	22.00 to 16.07	24,164	1.90 to 0.80	2.63	-2.68 to -3.75
	2017		917	22.86 to 16.51	28,398	1.90 to 0.80	2.23	7.89 to 6.71
	2016		1,098	21.42 to 15.30	31,470	1.90 to 0.80	0.00	2.23 to 1.11
	2015		1,173	21.18 to 14.97	32,986	1.90 to 0.80	2.51	-4.27 to -5.32
	2014		1,394	26.09 to 22.37	40,723	1.90 to 0.45	0.88	1.82 to 0.36

Global Bond Trust Series II (*)	2018		2,952	16.59 to 11.82	55,604	2.05 to 1.00	2.63	-3.01 to -4.03
	2017		3,739	17.29 to 12.18	71,900	2.05 to 1.00	1.93	7.40 to 6.29
	2016		4,013	16.27 to 11.34	73,029	2.05 to 1.00	0.00	1.89 to 0.83
	2015		4,374	16.13 to 11.13	79,194	2.05 to 1.00	2.52	-4.69 to -5.68
	2014		5,231	25.13 to 17.11	101,854	2.05 to 0.45	0.73	1.67 to 0.06

Global Trust Series I (*)	2018		3,921	22.45 to 17.09	93,402	1.90 to 0.45	1.76	-14.88 to -16.11
	2017		4,161	26.38 to 20.37	119,324	1.90 to 0.45	1.83	18.35 to 16.65
	2016		4,783	22.29 to 17.46	116,485	1.90 to 0.45	4.46	8.97 to 7.41
	2015		5,315	20.45 to 16.26	120,663	1.90 to 0.45	1.87	-6.84 to -8.18
	2014		5,984	21.96 to 17.71	148,671	1.90 to 0.45	2.05	-3.04 to -4.43

Global Trust Series II (*)	2018		1,391	21.67 to 12.30	26,538	2.05 to 1.00	1.50	-15.50 to -16.39
	2017		1,658	25.92 to 14.56	37,859	2.05 to 1.00	1.66	17.45 to 16.23
	2016		1,883	22.30 to 12.39	36,828	2.05 to 1.00	4.26	8.15 to 7.02
	2015		2,175	20.84 to 11.46	39,571	2.05 to 1.00	1.64	-7.54 to -8.51
	2014		2,679	23.76 to 22.78	52,928	2.05 to 0.45	3.12	-3.24 to -4.78

Health Sciences Trust Series I (*)	2018		670	82.50 to 62.95	45,999	1.90 to 0.45	0.00	0.23 to -1.22

74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Health Sciences Trust Series I (*)	2017	744	$82.31 to $63.72	$51,425	1.90% to 0.45%	0.00	26.94% to 25.11%
	2016	898	64.85 to 50.93	49,474	1.90 to 0.45	0.07	-10.97 to -12.26
	2015	1,125	72.84 to 58.05	70,280	1.90 to 0.45	0.00	12.19 to 10.57
	2014	1,197	64.93 to 52.50	67,382	1.90 to 0.45	0.00	31.24 to 29.35

Health Sciences Trust Series II (*)	2018	849	71.22 to 30.14	56,169	2.05 to 1.00	0.00	-0.48 to -1.53
	2017	965	72.32 to 30.28	63,593	2.05 to 1.00	0.00	25.99 to 24.68
	2016	1,141	58.00 to 24.04	59,857	2.05 to 1.00	0.00	-11.66 to -12.58
	2015	1,420	66.36 to 27.21	86,054	2.05 to 1.00	0.00	11.38 to 10.21
	2014	1,602	69.34 to 60.21	88,687	2.05 to 0.45	0.00	30.95 to 28.88

High Yield Trust Series I (*)	2018	2,982	27.84 to 23.32	51,588	1.90 to 0.45	5.78	-3.45 to -4.85
	2017	3,438	28.84 to 24.50	62,433	1.90 to 0.45	5.17	7.02 to 5.48
	2016	3,940	26.95 to 23.23	68,642	1.90 to 0.45	6.74	15.74 to 14.08
	2015	4,437	23.28 to 20.36	66,200	1.90 to 0.45	7.09	-8.73 to -10.05
	2014	4,996	25.51 to 22.64	84,031	1.90 to 0.45	6.24	-0.34 to -1.77

High Yield Trust Series II (*)	2018	2,088	22.72 to 14.18	45,027	2.05 to 1.00	5.44	-4.12 to -5.13
	2017	2,456	23.95 to 14.79	55,499	2.05 to 1.00	5.00	6.07 to 4.96
	2016	2,726	22.81 to 13.94	58,286	2.05 to 1.00	6.48	15.00 to 13.80
	2015	3,361	20.05 to 12.12	62,634	2.05 to 1.00	6.71	-9.46 to -10.40
	2014	3,759	28.37 to 22.37	81,512	2.05 to 0.45	5.67	-0.69 to -2.27

International Equity Index Series I (*)	2018	857	14.27 to 13.84	12,215	1.90 to 1.40	2.28	-15.30 to -15.72
	2017	921	16.85 to 16.42	15,509	1.90 to 1.40	2.16	25.54 to 24.91
	2016	1,006	13.42 to 13.15	13,508	1.90 to 1.40	2.58	3.00 to 2.48
	2015	1,124	13.03 to 12.83	14,658	1.90 to 1.40	2.21	-7.22 to -7.69
	2014	1,294	14.34 to 13.90	18,203	1.90 to 0.45	2.94	-5.04 to -6.41

International Equity Index Series II (*)	2018	814	14.95 to 13.54	11,356	2.05 to 0.45	2.00	-14.66 to -16.02
	2017	918	17.52 to 16.13	15,168	2.05 to 0.45	2.04	26.47 to 24.47
	2016	907	13.85 to 12.96	11,992	2.05 to 0.45	2.38	3.77 to 2.12
	2015	1,008	13.35 to 12.69	12,971	2.05 to 0.45	1.94	-6.53 to -8.02
	2014	1,298	14.28 to 13.79	18,095	2.05 to 0.45	2.66	-5.23 to -6.73

International Equity Index Series NAV (*)	2018	803	11.57 to 10.74	9,080	2.05 to 1.40	2.29	-15.30 to -15.86
	2017	902	13.66 to 12.76	12,080	2.05 to 1.40	2.16	25.68 to 24.87
	2016	1,045	10.87 to 10.22	11,152	2.05 to 1.40	2.67	2.98 to 2.31
	2015	1,117	10.56 to 9.99	11,604	2.05 to 1.40	2.32	-7.11 to -7.72
	2014	1,264	11.37 to 10.83	14,176	2.05 to 1.40	2.88	-5.90 to -6.51

International Growth Stock Trust Series II (*)	2018	931	14.21 to 13.59	13,095	2.05 to 1.00	1.40	-15.47 to -16.35
	2017	1,034	16.81 to 16.25	17,309	2.05 to 1.00	1.21	20.42 to 19.17
	2016	1,089	13.96 to 13.64	15,215	2.05 to 1.00	1.49	-2.43 to -3.45
	2015	1,203	14.30 to 14.12	17,315	2.05 to 1.00	1.56	-3.50 to -4.51
	2014	1,250	15.31 to 14.79	18,761	2.05 to 0.45	1.58	-0.45 to -2.03

International Small Company Trust Series I (*)	2018	972	19.65 to 17.21	17,469	1.90 to 0.45	1.23	-20.46 to -21.61
	2017	1,107	24.70 to 21.95	25,245	1.90 to 0.45	1.38	28.88 to 27.03
	2016	1,275	19.17 to 17.28	22,787	1.90 to 0.45	1.91	4.43 to 2.93
	2015	1,458	18.35 to 16.79	25,204	1.90 to 0.45	1.77	6.07 to 4.54
	2014	1,633	17.30 to 16.06	26,890	1.90 to 0.45	1.33	-7.31 to -8.65

International Small Company Trust Series II (*)	2018	669	16.66 to 16.40	11,576	2.05 to 1.00	1.22	-21.07 to -21.90
	2017	764	21.34 to 20.77	16,816	2.05 to 1.00	1.23	27.89 to 26.56
	2016	860	16.86 to 16.24	14,898	2.05 to 1.00	1.69	3.66 to 2.57
	2015	988	16.44 to 15.67	16,605	2.05 to 1.00	1.63	5.33 to 4.23
	2014	1,088	17.12 to 15.77	17,482	2.05 to 0.45	1.12	-7.51 to -8.98

International Value Trust Series I (*)	2018	2,949	23.32 to 19.53	54,546	1.90 to 0.45	2.39	-15.42 to -16.64
	2017	3,295	27.57 to 23.43	72,751	1.90 to 0.45	1.76	16.62 to 14.94
	2016	3,782	23.65 to 20.38	72,355	1.90 to 0.45	2.56	11.74 to 10.13
	2015	3,228	21.16 to 18.51	55,740	1.90 to 0.45	1.76	-8.23 to -9.55
	2014	3,690	23.06 to 20.46	70,198	1.90 to 0.45	2.69	-12.90 to -14.16

International Value Trust Series II (*)	2018	2,251	23.39 to 13.72	44,427	2.05 to 1.00	2.17	-16.02 to -16.90
	2017	2,587	28.15 to 16.34	61,335	2.05 to 1.00	1.58	15.72 to 14.51
	2016	3,078	24.58 to 14.12	63,599	2.05 to 1.00	2.25	10.83 to 9.67
	2015	2,780	22.41 to 12.74	51,915	2.05 to 1.00	1.48	-8.86 to -9.82
	2014	3,210	24.85 to 24.31	65,855	2.05 to 0.45	2.47	-13.04 to -14.42

Investment Quality Bond Trust Series I (*)	2018	6,011	29.62 to 19.36	116,517	1.90 to 0.45	2.69	-1.26 to -2.69
	2017	6,868	30.00 to 19.90	135,673	1.90 to 0.45	2.57	4.14 to 2.64
	2016	7,267	28.80 to 19.39	139,695	1.90 to 0.45	2.19	3.82 to 2.33
	2015	7,725	27.74 to 18.94	144,236	1.90 to 0.45	1.80	-1.26 to -2.68
	2014	8,695	28.10 to 19.47	165,086	1.90 to 0.45	2.88	5.00 to 3.49

Investment Quality Bond Trust Series II (*)	2018	3,237	16.41 to 12.54	58,447	2.05 to 0.35	2.49	-1.27 to -2.95

75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Investment Quality Bond Trust Series II (*)	2017		3,685	$16.91 to $12.70	$68,204	2.05% to 0.35%	2.46%	3.94% to 2.19%
	2016		3,793	16.54 to 12.21	68,484	2.05 to 0.80	1.95	1.97 to -2.34
	2015		4,206	16.23 to 12.33	74,512	2.05 to 1.00	1.60	-2.00 to -3.03
	2014		4,822	22.50 to 16.73	87,725	2.05 to 0.45	2.72	4.79 to 3.13

Lifestyle Aggressive Portfolio Series I (*)	2018		142	15.05 to 14.79	2,127	1.75 to 1.40	1.71	-10.12 to -10.44
	2017		136	16.75 to 16.51	2,270	1.75 to 1.40	1.34	20.10 to 19.68
	2016		206	13.94 to 13.80	2,852	1.75 to 1.40	2.49	8.03 to 7.65
	2015		122	12.91 to 12.82	1,566	1.75 to 1.40	2.49	-2.92 to -3.26
	2014		56	13.33 to 13.23	740	1.90 to 1.15	2.10	4.21 to 3.43

Lifestyle Aggressive Portfolio Series II (*)	2018		343	15.20 to 14.52	5,048	1.90 to 1.00	1.52	-9.96 to -10.77
	2017		332	16.88 to 16.28	5,455	1.90 to 1.00	1.49	20.36 to 19.28
	2016		325	14.03 to 13.65	4,472	1.90 to 1.00	1.57	8.26 to 7.29
	2015		322	12.96 to 12.72	4,109	1.90 to 1.00	1.65	-2.73 to -3.60
	2014		291	13.32 to 13.17	3,851	2.05 to 1.00	2.66	4.16 to 3.08

Lifestyle Balanced Portfolio Series I (*)	2018		1,518	14.68 to 13.88	21,831	1.90 to 0.80	2.32	-5.13 to -6.17
	2017		1,482	15.47 to 14.79	22,597	1.90 to 0.80	2.67	11.42 to 10.21
	2016		1,142	13.88 to 13.42	15,651	1.90 to 0.80	2.45	5.26 to 4.11
	2015		1,039	13.19 to 12.89	13,587	1.90 to 0.80	2.64	-0.75 to -1.83
	2014		815	13.29 to 13.13	10,783	1.90 to 0.80	3.78	5.11 to 3.96

Lifestyle Balanced Portfolio Series II (*)	2018		31,343	14.85 to 13.63	477,792	2.05 to 0.35	1.97	-4.96 to -6.57
	2017		35,280	15.63 to 14.58	575,485	2.05 to 0.35	1.99	11.77 to 9.89
	2016		36,267	13.98 to 13.27	536,198	2.05 to 0.35	2.13	5.52 to 3.74
	2015		34,915	13.25 to 12.79	501,437	2.05 to 0.35	2.25	-0.57 to -2.25
	2014		32,132	13.33 to 13.09	476,032	2.05 to 0.35	2.77	5.37 to 3.60

Lifestyle Conservative Portfolio Series I (*)	2018		632	13.94 to 13.18	8,598	1.90 to 0.80	2.50	-2.76 to -3.83
	2017		574	14.33 to 13.71	8,059	1.90 to 0.80	3.22	6.11 to 4.95
	2016		397	13.51 to 13.06	5,295	1.90 to 0.80	2.85	3.56 to 2.42
	2015		360	13.04 to 12.79	4,648	1.75 to 0.80	3.26	-0.63 to -1.57
	2014		301	13.13 to 12.97	3,921	1.90 to 0.80	5.50	4.70 to 3.56

Lifestyle Conservative Portfolio Series II (*)	2018		7,532	14.11 to 12.94	105,253	2.05 to 0.35	2.48	-2.51 to -4.16
	2017		6,606	14.47 to 13.51	96,082	2.05 to 0.35	2.22	6.37 to 4.58
	2016		7,345	13.61 to 12.91	101,444	2.05 to 0.35	2.35	3.81 to 2.06
	2015		7,130	13.11 to 12.65	96,548	2.05 to 0.35	2.60	-0.38 to -2.06
	2014		6,576	13.16 to 12.92	90,742	2.05 to 0.35	3.11	5.04 to 3.27

Lifestyle Growth Portfolio Series I (*)	2018		12,842	15.15 to 14.33	192,754	1.90 to 0.80	2.08	-6.87 to -7.89
	2017		13,985	16.27 to 15.56	225,786	1.90 to 0.80	3.78	15.21 to 13.96
	2016		5,512	14.12 to 13.65	77,271	1.90 to 0.80	3.92	6.38 to 5.21
	2015		1,892	13.27 to 12.98	24,955	1.90 to 0.80	2.32	-0.91 to -2.00
	2014		1,597	13.40 to 13.24	21,319	1.90 to 0.80	3.21	5.32 to 4.17

Lifestyle Growth Portfolio Series II (*)	2018		299,274	15.35 to 14.08	4,608,995 .	2.05 to 0.35	1.83	-6.64 to -8.22
	2017		340,524	16.44 to 15.34	5,694,619 .	2.05 to 0.35	3.06	15.49 to 13.55
	2016		157,663	14.23 to 13.51	2,337,397 .	2.05 to 0.35	2.54	6.64 to 4.85
	2015		95,432	13.35 to 12.89	1,376,978 .	2.05 to 0.35	2.06	-0.60 to -2.27
	2014		85,785	13.43 to 13.19	1,280,302 .	2.05 to 0.35	2.85	5.51 to 3.74

Lifestyle Growth Portfolio Series NAV (*)	2018		474	11.87 to 11.81	5,968	1.60 to 1.20	2.15	-7.20 to -7.57
	2017	(j)	509	12.79 to 12.78	6,909	1.60 to 1.20	10.66	2.33 to 2.26

Lifestyle Moderate Portfolio Series I (*)	2018		548	14.42 to 13.63	7,725	1.90 to 0.80	2.65	-4.35 to -5.40
	2017		518	15.07 to 14.41	7,686	1.90 to 0.80	2.39	9.55 to 8.36
	2016		473	13.76 to 13.30	6,422	1.90 to 0.80	2.75	4.66 to 3.51
	2015		367	13.15 to 12.85	4,780	1.90 to 0.80	2.87	-0.70 to -1.79
	2014		267	13.24 to 13.08	3,520	1.90 to 0.80	4.28	5.06 to 3.91

Lifestyle Moderate Portfolio Series II (*)	2018		9,928	14.61 to 13.41	148,770	2.05 to 0.35	2.04	-4.11 to -5.74
	2017		10,894	15.24 to 14.22	172,970	2.05 to 0.35	2.10	9.89 to 8.04
	2016		11,299	13.87 to 13.16	165,570	2.05 to 0.35	2.16	4.91 to 3.14
	2015		11,425	13.22 to 12.76	163,275	2.05 to 0.35	2.27	-0.45 to -2.13
	2014		10,888	13.28 to 13.04	159,488	2.05 to 0.35	2.86	5.24 to 3.47

Managed Volatility Aggressive Portfolio Series I (*)	2018		1,784	24.16 to 20.43	40,513	1.90 to 0.45	1.88	-8.87 to -10.19
	2017		2,163	26.51 to 22.75	54,573	1.90 to 0.45	1.65	22.27 to 20.52
	2016		2,558	21.68 to 18.88	53,179	1.90 to 0.45	1.55	1.50 to 0.04
	2015		2,986	21.36 to 18.87	61,877	1.90 to 0.45	1.82	-6.27 to -7.62
	2014		3,743	22.79 to 20.43	82,915	1.90 to 0.45	2.66	0.94 to -0.51

Managed Volatility Aggressive Portfolio Series II (*)	2018		2,910	25.39 to 16.48	63,255	2.05 to 1.00	1.71	-9.53 to -10.48
	2017		3,403	28.37 to 18.21	82,147	2.05 to 1.00	1.47	21.35 to 20.09
	2016		4,068	23.62 to 15.01	81,402	2.05 to 1.00	1.36	0.65 to -0.40
	2015		4,830	23.72 to 14.91	96,527	2.05 to 1.00	1.65	-6.99 to -7.96

76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Managed Volatility Aggressive Portfolio Series II (*)	2014	5,900	$26.12 to $25.77	$127,277	2.05% to 0.45%	2.39%	0.84% to -0.76%

Managed Volatility Balanced Portfolio Series I (*)	2018	17,257	29.38 to 21.21	370,157	1.90 to 0.45	2.19	-5.31 to -6.69
	2017	19,485	31.03 to 22.72	446,882	1.90 to 0.45	2.12	13.62 to 11.99
	2016	22,184	27.31 to 20.29	452,285	1.90 to 0.45	2.01	4.32 to 2.82
	2015	25,247	26.18 to 19.73	499,014	1.90 to 0.45	2.28	-2.69 to -4.09
	2014	28,772	26.90 to 20.58	591,421	1.90 to 0.45	2.68	3.82 to 2.33

Managed Volatility Balanced Portfolio Series II (*)	2018	239,171	22.34 to 17.69	4,704,815	2.05 to 0.35	2.01	-5.37 to -6.97
	2017	272,743	24.01 to 18.70	5,741,379	2.05 to 0.35	1.94	13.43 to 11.52
	2016	308,429	21.53 to 16.48	5,812,156	2.05 to 0.35	1.83	4.25 to 2.49
	2015	345,536	21.01 to 15.81	6,388,484	2.05 to 0.35	2.10	-2.73 to -4.37
	2014	393,696	16.76 to 16.26	7,664,452	2.10 to 0.35	2.50	3.67 to 1.87

Managed Volatility Conservative Portfolio Series I (*)	2018	4,417	30.63 to 20.02	94,415	1.90 to 0.45	2.47	-2.62 to -4.03
	2017	5,110	31.45 to 20.86	113,494	1.90 to 0.45	2.40	7.33 to 5.79
	2016	5,842	29.30 to 19.71	122,691	1.90 to 0.45	2.33	4.11 to 2.61
	2015	6,324	28.14 to 19.21	128,980	1.90 to 0.45	2.43	-0.40 to -1.84
	2014	7,240	28.26 to 19.57	150,458	1.90 to 0.45	2.61	4.54 to 3.04

Managed Volatility Conservative Portfolio Series II (*)	2018	48,164	17.82 to 14.93	865,542	2.10 to 0.35	2.29	-2.74 to -4.43
	2017	56,529	18.32 to 15.62	1,057,774	2.10 to 0.35	2.20	7.29 to 5.43
	2016	65,943	17.07 to 14.81	1,177,865	2.10 to 0.35	2.11	3.95 to 2.15
	2015	71,826	16.42 to 14.50	1,280,720	2.10 to 0.35	2.27	-0.50 to -2.23
	2014	81,392	16.51 to 14.83	1,507,982	2.10 to 0.35	2.41	4.47 to 2.66

Managed Volatility Growth Portfolio Series I (*)	2018	18,851	26.82 to 20.63	380,438	1.90 to 0.45	2.05	-6.97 to -8.31
	2017	21,052	28.83 to 22.50	461,475	1.90 to 0.45	1.93	18.06 to 16.37
	2016	23,895	24.42 to 19.33	448,830	1.90 to 0.45	1.80	2.87 to 1.39
	2015	26,636	23.73 to 19.07	493,044	1.90 to 0.45	2.08	-4.96 to -6.33
	2014	30,351	24.97 to 20.36	597,199	1.90 to 0.45	2.64	1.70 to 0.24

Managed Volatility Growth Portfolio Series II (*)	2018	339,906	17.80 to 17.33	6,715,509	2.10 to 0.35	1.85	-7.03 to -8.65
	2017	384,257	19.49 to 18.63	8,258,711	2.10 to 0.35	1.75	17.94 to 15.90
	2016	429,283	16.82 to 15.80	7,922,154	2.10 to 0.35	1.61	2.78 to 1.00
	2015	484,650	16.65 to 15.37	8,822,906	2.10 to 0.35	1.89	-5.15 to -6.79
	2014	555,247	17.86 to 16.21	10,822,611	2.10 to 0.35	2.44	1.68 to -0.08

Managed Volatility Growth Portfolio Series NAV (*)	2018	21	19.64 to 19.64	408	1.20 to 1.20	2.20	-7.68 to -7.68
	2017	22	21.27 to 21.27	463	1.20 to 1.20	2.08	17.30 to 17.30
	2016	23	18.14 to 18.14	415	1.20 to 1.20	1.68	2.15 to 2.15
	2015	36	17.75 to 17.75	648	1.20 to 1.20	2.25	-5.69 to -5.69
	2014	36	18.82 to 18.82	687	1.20 to 1.20	2.86	1.06 to 1.06

Managed Volatility Moderate Portfolio Series I (*)	2018	6,227	30.90 to 21.20	140,002	1.90 to 0.45	2.30	-4.42 to -5.80
	2017	7,152	32.33 to 22.51	170,589	1.90 to 0.45	2.23	11.38 to 9.78
	2016	8,026	29.03 to 20.50	173,313	1.90 to 0.45	2.08	4.82 to 3.31
	2015	8,859	27.69 to 19.84	185,318	1.90 to 0.45	2.38	-1.36 to -2.78
	2014	10,258	28.07 to 20.41	219,648	1.90 to 0.45	2.70	4.47 to 2.96

Managed Volatility Moderate Portfolio Series II (*)	2018	77,232	20.90 to 18.56	1,481,941	2.05 to 0.35	2.14	-4.46 to -6.08
	2017	88,427	22.25 to 19.42	1,798,772	2.05 to 0.35	2.04	11.26 to 9.39
	2016	100,351	20.34 to 17.46	1,869,034	2.05 to 0.35	1.89	4.75 to 2.99
	2015	110,160	19.75 to 16.67	2,024,903	2.05 to 0.35	2.18	-1.47 to -3.13
	2014	124,618	16.91 to 16.24	2,395,036	2.10 to 0.35	2.52	4.32 to 2.51

Mid Cap Index Trust Series I (*)	2018	2,156	46.42 to 34.17	76,810	1.90 to 0.45	1.08	-11.86 to -13.13
	2017	2,410	52.67 to 39.34	98,702	1.90 to 0.45	0.70	15.29 to 13.64
	2016	833	45.68 to 34.62	31,408	1.90 to 0.45	1.19	19.57 to 17.85
	2015	906	38.20 to 29.37	28,899	1.90 to 0.45	0.99	-3.03 to -4.43
	2014	970	39.40 to 30.73	32,306	1.90 to 0.45	0.95	8.85 to 7.29

Mid Cap Index Trust Series II (*)	2018	1,720	41.05 to 38.08	57,031	2.05 to 0.45	0.87	-12.06 to -13.46
	2017	2,048	46.68 to 44.01	78,243	2.05 to 0.45	0.29	14.99 to 13.17
	2016	1,726	40.59 to 38.89	58,289	2.05 to 0.45	0.99	19.38 to 17.49
	2015	1,870	34.00 to 33.10	53,499	2.05 to 0.45	0.79	-3.24 to -4.77
	2014	2,031	35.14 to 34.76	60,840	2.05 to 0.45	0.74	8.63 to 6.90

Mid Cap Stock Trust Series I (*)	2018	3,593	42.24 to 37.25	112,151	1.90 to 0.45	0.00	-2.00 to -3.42
	2017	4,140	43.10 to 38.57	133,041	1.90 to 0.45	0.00	27.96 to 26.13
	2016	4,809	33.68 to 30.58	121,359	1.90 to 0.45	0.00	0.14 to -1.30
	2015	5,402	33.64 to 30.98	137,975	1.90 to 0.45	0.00	2.53 to 1.06
	2014	6,125	32.80 to 30.66	153,599	1.90 to 0.45	0.10	7.53 to 5.98

Mid Cap Stock Trust Series II (*)	2018	1,679	41.81 to 23.09	63,587	2.05 to 1.00	0.00	-2.69 to -3.72
	2017	1,857	43.43 to 23.73	72,596	2.05 to 1.00	0.00	26.99 to 25.67
	2016	2,116	34.56 to 18.69	65,594	2.05 to 1.00	0.00	-0.59 to -1.63
	2015	2,503	35.13 to 18.80	78,719	2.05 to 1.00	0.00	1.73 to 0.66

77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Mid Cap Stock Trust Series II (*)	2014		2,735	$38.22 to $34.90	$85,015	2.05% to 0.45%	0.00	7.34% to 5.63%

Mid Value Trust Series I (*)	2018		1,332	35.77 to 28.47	40,685	1.90 to 0.80	0.75	-11.56 to -12.53
	2017		1,541	40.44 to 32.55	53,462	1.90 to 0.80	0.96	10.55 to 9.34
	2016		1,772	36.58 to 29.77	55,945	1.90 to 0.80	1.13	23.03 to 21.69
	2015		1,952	29.73 to 24.46	50,465	1.90 to 0.80	1.07	-4.20 to -5.25
	2014		2,273	29.71 to 25.82	61,677	1.90 to 0.45	0.71	10.11 to 8.52

Mid Value Trust Series II (*)	2018		1,448	27.39 to 13.09	41,931	2.05 to 1.00	0.56	-11.82 to -12.74
	2017		1,623	31.39 to 14.84	53,486	2.05 to 1.00	0.75	10.10 to 8.96
	2016		1,917	28.81 to 13.48	58,010	2.05 to 1.00	0.94	21.26 to 7.83
	2015		2,069	25.46 to 23.76	51,504	2.05 to 1.40	0.84	-4.98 to -5.60
	2014		2,516	29.38 to 25.16	65,970	2.05 to 0.45	0.51	9.90 to 8.15

Money Market Trust Series I (*)	2018		1,993	16.08 to 10.88	28,845	1.90 to 0.45	1.52	1.09 to -0.38
	2017		2,435	15.90 to 10.92	34,960	1.90 to 0.45	0.58	0.14 to -1.30
	2016		3,042	15.88 to 11.06	43,632	1.90 to 0.45	0.07	-0.38 to -1.81
	2015		3,751	15.94 to 11.26	55,030	1.90 to 0.45	0.00	-0.45 to -1.88
	2014		4,544	16.01 to 11.36	67,226	2.10 to 0.45	0.00	-0.45 to -2.08

Money Market Trust Series II (*)	2018		11,460	12.36 to 10.54	130,219	2.05 to 0.35	1.31	0.98 to -0.73
	2017		14,059	12.24 to 10.62	160,059	2.05 to 0.35	0.38	0.04 to -1.64
	2016		17,027	12.24 to 10.80	195,792	2.05 to 0.35	0.00	-0.35 to -2.03
	2015		20,096	12.28 to 11.02	234,593	2.05 to 0.35	0.00	-0.35 to -2.03
	2014		24,581	12.32 to 11.25	291,292	2.05 to 0.35	0.00	-0.35 to -2.03

Money-Market Trust Series NAV (*)	2018		406	12.32 to 12.11	4,998	2.05 to 1.40	1.57	0.17 to -0.48
	2017		503	12.30 to 12.17	6,185	2.05 to 1.40	0.63	-0.75 to -1.40
	2016		612	12.40 to 12.34	7,595	2.05 to 1.40	0.15	-0.83 to -1.26

Mutual Shares Trust Series I (*)	2018		7,754	18.75 to 17.28	143,606	1.55 to 0.80	1.30	-9.69 to -10.37
	2017		8,335	20.76 to 19.28	171,128	1.55 to 0.80	5.64	7.46 to 6.66
	2016		8,991	19.32 to 18.08	171,995	1.55 to 0.80	6.47	15.78 to 14.91
	2015		10,364	16.69 to 15.73	171,427	1.55 to 0.80	2.03	-5.44 to -6.15
	2014		11,388	17.65 to 16.76	199,494	1.55 to 0.80	3.14	6.43 to 5.64

PIMCO All Asset	2018		412	22.84 to 18.06	8,030	2.05 to 0.45	2.70	-6.02 to -7.52
	2017		569	24.30 to 19.53	11,929	2.05 to 0.45	4.21	12.68 to 10.90
	2016		665	21.57 to 17.61	12,494	2.05 to 0.45	2.18	12.08 to 10.30
	2015		819	19.24 to 15.97	13,886	2.05 to 0.45	2.75	-9.72 to -11.16
	2014		1,118	21.32 to 17.97	21,235	2.05 to 0.45	4.60	-0.21 to -1.80

Real Estate Securities Trust Series I (*)	2018		535	53.67 to 42.70	26,940	1.90 to 0.45	1.64	-3.90 to -5.29
	2017		637	55.85 to 45.09	33,691	1.90 to 0.45	0.50	5.76 to 4.24
	2016		753	52.80 to 43.25	37,894	1.90 to 0.45	3.29	6.44 to 4.91
	2015		837	49.61 to 41.23	40,017	1.90 to 0.45	1.78	2.21 to 0.74
	2014		1,045	48.53 to 40.92	49,463	1.90 to 0.45	1.63	31.14 to 29.25

Real Estate Securities Trust Series II (*)	2018		804	49.88 to 37.33	30,200	2.05 to 0.45	1.62	-4.08 to -5.61
	2017		967	52.00 to 39.55	38,440	2.05 to 0.45	0.35	5.58 to 3.91
	2016		1,160	49.25 to 38.06	43,998	2.05 to 0.45	3.06	6.21 to 4.53
	2015		1,294	46.37 to 36.41	46,932	2.05 to 0.45	1.58	2.00 to 0.39
	2014		1,575	45.46 to 36.27	57,638	2.05 to 0.45	1.40	30.93 to 28.86

Science & Technology Trust Series I (*)	2018		2,511	38.37 to 26.33	85,293	1.90 to 0.45	0.00	-1.06 to -2.49
	2017		2,859	38.78 to 27.00	98,953	1.90 to 0.45	0.05	40.50 to 38.48
	2016		3,224	27.60 to 19.50	79,957	1.90 to 0.45	0.00	7.90 to 6.35
	2015		3,699	25.58 to 18.33	85,966	1.90 to 0.45	0.00	6.21 to 4.68
	2014		4,178	24.08 to 17.51	92,553	1.90 to 0.45	0.00	12.39 to 10.77

Science & Technology Trust Series II (*)	2018		1,081	45.76 to 31.15	42,537	2.05 to 1.00	0.00	-1.78 to -2.81
	2017		1,105	47.08 to 31.72	44,570	2.05 to 1.00	0.00	39.42 to 37.97
	2016		1,227	34.12 to 22.75	35,527	2.05 to 1.00	0.00	7.08 to 5.96
	2015		1,410	32.20 to 21.25	38,509	2.05 to 1.00	0.00	5.43 to 4.33
	2014		1,615	31.94 to 30.87	42,084	2.05 to 0.45	0.00	12.19 to 10.41

Select Bond Trust Series I (*)	2018	(f)	11,695	14.04 to 13.30	162,858	1.55 to 0.80	2.75	-1.23 to -1.97
	2017		13,425	14.21 to 13.57	189,486	1.55 to 0.80	2.73	2.85 to 2.08
	2016		13,920	13.82 to 13.29	191,260	1.55 to 0.80	2.86	2.24 to 1.48
	2015		14,570	13.52 to 13.10	196,023	1.55 to 0.80	2.77	-0.55 to -1.30
	2014		16,632	13.59 to 13.27	225,311	1.55 to 0.80	2.53	4.69 to 3.91

Select Bond Trust Series II (*)	2018	(g)	35,086	12.84 to 12.65	455,780	2.05 to 0.80	2.59	-1.43 to -2.66
	2017		32,360	13.03 to 13.00	428,602	2.05 to 0.80	2.54	2.64 to 1.37
	2016		34,035	12.82 to 12.69	442,267	2.05 to 0.80	2.61	2.03 to 0.77
	2015		34,819	12.73 to 12.44	446,363	2.05 to 0.80	2.65	-0.75 to -1.99
	2014		37,161	13.66 to 12.98	484,137	2.05 to 0.45	2.34	4.93 to 3.26

78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Short Term Government Income Trust Series I (*)	2018		2,049	$13.11 to $11.56	$24,777	1.90% to 0.45%	2.07%	0.38% to -1.07%
	2017		2,229	13.06 to 11.68	27,106	1.90 to 0.45	1.39	0.12 to -1.32
	2016		2,450	13.04 to 11.84	30,066	1.90 to 0.45	1.54	0.12 to -1.32
	2015		2,697	13.03 to 12.00	33,354	1.90 to 0.45	1.70	0.19 to -1.25
	2014		3,108	13.00 to 12.15	38,733	1.90 to 0.45	1.96	0.69 to -0.76

Short Term Government Income Trust Series II (*)	2018		1,871	11.95 to 11.21	21,847	2.05 to 1.00	1.78	-0.37 to -1.42
	2017		1,988	11.99 to 11.38	23,433	2.05 to 1.00	1.14	-0.63 to -1.66
	2016		2,420	12.07 to 11.57	28,883	2.05 to 1.00	1.39	-0.55 to -1.59
	2015		2,504	12.13 to 11.75	30,243	2.05 to 1.00	1.56	-0.64 to -1.68
	2014		2,754	12.88 to 11.96	33,680	2.05 to 0.45	1.73	0.49 to -1.10

Small Cap Index Trust Series I (*)	2018		394	29.29 to 28.79	11,426	1.90 to 1.40	0.94	-12.66 to -13.10
	2017		419	33.54 to 33.14	13,903	1.90 to 1.40	0.43	12.80 to 12.24
	2016		468	29.73 to 29.52	13,815	1.90 to 1.40	1.15	19.29 to 18.70
	2015		478	24.92 to 24.87	11,851	1.90 to 1.40	0.97	-5.90 to -6.37
	2014		556	30.45 to 26.56	14,673	1.90 to 0.45	0.90	4.12 to 2.62

Small Cap Index Trust Series II (*)	2018		939	35.13 to 33.36	27,410	2.05 to 0.45	0.71	-11.95 to -13.36
	2017		1,077	39.90 to 38.50	36,107	2.05 to 0.45	0.24	13.67 to 11.87
	2016		1,276	35.10 to 34.42	38,444	2.05 to 0.45	0.95	20.16 to 18.26
	2015		1,360	29.21 to 29.10	34,539	2.05 to 0.45	0.77	-5.22 to -6.73
	2014		1,645	31.20 to 30.82	44,641	2.05 to 0.45	0.68	3.94 to 2.29

Small Cap Opportunities Trust Series I (*)	2018		875	39.72 to 31.65	29,574	1.90 to 0.45	0.41	-14.23 to -15.48
	2017		975	46.32 to 37.44	38,837	1.90 to 0.45	0.41	10.58 to 8.99
	2016		1,113	41.89 to 34.36	40,503	1.90 to 0.45	0.46	18.93 to 17.22
	2015		1,308	35.22 to 29.31	40,448	1.90 to 0.45	0.07	-5.59 to -6.95
	2014		1,508	37.30 to 31.50	49,883	1.90 to 0.45	0.05	1.92 to 0.46

Small Cap Opportunities Trust Series II (*)	2018		754	30.08 to 18.65	23,803	2.05 to 1.00	0.23	-14.88 to -15.78
	2017		854	35.72 to 21.91	31,838	2.05 to 1.00	0.23	9.76 to 8.62
	2016		941	32.88 to 19.96	32,081	2.05 to 1.00	0.26	18.06 to 16.83
	2015		1,126	28.15 to 16.91	32,505	2.05 to 1.00	0.00	-6.28 to -7.26
	2014		1,273	36.58 to 30.35	39,455	2.05 to 0.45	0.00	1.67 to 0.06

Small Cap Stock Trust Series I (*)	2018	(h)	27	23.64 to 21.78	637	1.55 to 0.80	0.00	-5.95 to -6.66
	2017		29	25.13 to 23.34	718	1.55 to 0.80	0.00	25.46 to 24.53
	2016		36	20.03 to 18.74	712	1.55 to 0.80	0.00	1.48 to 0.72
	2015		31	19.74 to 18.61	616	1.55 to 0.80	0.00	-9.58 to -10.26
	2014		31	21.83 to 20.73	682	1.55 to 0.80	0.00	6.71 to 5.92

Small Cap Stock Trust Series II (*)	2018	(i)	866	35.28 to 28.34	25,610	2.05 to 0.45	0.00	-5.87 to -7.37
	2017		887	37.48 to 30.60	28,001	2.05 to 0.45	0.00	25.71 to 23.72
	2016		999	29.81 to 24.73	25,360	2.05 to 0.45	0.00	1.68 to 0.07
	2015		1,168	29.32 to 24.72	29,370	2.05 to 0.45	0.00	-9.46 to -10.90
	2014		1,129	32.38 to 27.74	31,258	2.05 to 0.45	0.00	6.86 to 5.16

Small Cap Value Trust Series I (*)	2018		23	26.86 to 24.76	617	1.55 to 0.80	0.68	-13.20 to -13.85
	2017		24	30.95 to 28.74	727	1.55 to 0.80	0.93	2.91 to 2.14
	2016		26	30.08 to 28.14	761	1.55 to 0.80	0.70	21.69 to 20.79
	2015		29	24.71 to 23.29	699	1.55 to 0.80	0.46	-2.14 to -2.88
	2014		30	25.26 to 23.98	743	1.55 to 0.80	0.65	6.32 to 5.53

Small Cap Value Trust Series II (*)	2018		825	26.98 to 18.82	22,710	2.05 to 1.00	0.45	-13.53 to -14.44
	2017		1,004	31.53 to 21.76	32,188	2.05 to 1.00	0.72	2.47 to 1.40
	2016		1,187	31.10 to 21.24	37,335	2.05 to 1.00	0.49	21.23 to 19.97
	2015		1,254	25.92 to 17.52	32,752	2.05 to 1.00	0.24	-2.55 to -3.57
	2014		1,439	31.38 to 26.88	38,878	2.05 to 0.45	0.41	6.48 to 4.79

Small Company Value Trust Series I (*)	2018		840	41.15 to 36.46	34,015	1.90 to 1.40	0.36	-14.16 to -14.59
	2017		969	47.94 to 42.69	45,720	1.90 to 1.40	0.23	9.95 to 9.40
	2016		1,134	43.61 to 39.02	48,702	1.90 to 1.40	0.77	30.48 to 29.83
	2015		1,276	33.42 to 30.06	42,043	1.90 to 1.40	1.30	-6.91 to -7.38
	2014		1,448	40.46 to 32.45	51,324	1.90 to 0.45	0.03	-0.34 to -1.78

Small Company Value Trust Series II (*)	2018		1,082	34.63 to 19.23	34,596	2.05 to 1.00	0.17	-13.96 to -14.87
	2017		1,224	40.68 to 22.35	45,916	2.05 to 1.00	0.21	10.15 to 9.01
	2016		1,433	37.32 to 20.29	49,189	2.05 to 1.00	0.58	30.73 to 29.37
	2015		1,591	28.85 to 15.52	41,844	2.05 to 1.00	0.94	-6.73 to -7.70
	2014		1,803	33.40 to 31.25	51,136	2.05 to 0.45	0.00	-0.57 to -2.15

Strategic Income Opportunities Trust Series I (*)	2018		1,319	25.45 to 20.58	28,929	1.90 to 0.45	3.60	-5.46 to -6.83
	2017		1,590	26.92 to 22.08	37,169	1.90 to 0.45	3.10	5.12 to 3.61
	2016		1,725	25.61 to 21.32	38,766	1.90 to 0.45	2.35	4.65 to 3.14
	2015		1,924	24.47 to 20.67	41,768	1.90 to 0.45	2.38	0.76 to -0.69
	2014		2,159	24.29 to 20.81	47,034	1.90 to 0.45	4.29	4.59 to 3.08

79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Strategic Income Opportunities Trust Series II (*)	2018	1,489	$19.80 to $13.65	$30,584	2.05% to 1.00%	3.43%	-6.23% to -7.22%
	2017	1,748	21.34 to 14.56	38,635	2.05 to 1.00	2.91	4.32 to 3.24
	2016	1,846	20.67 to 13.96	39,250	2.05 to 1.00	2.14	3.94 to 2.85
	2015	2,111	20.09 to 13.43	43,541	2.05 to 1.00	2.20	0.01 to -1.04
	2014	2,351	24.08 to 20.31	48,604	2.05 to 0.45	4.00	4.37 to 2.71

Total Bond Market Series Trust NAV (*)	2018	6,904	13.03 to 12.44	89,339	1.55 to 0.80	2.67	-1.04 to -1.79
	2017	8,001	13.17 to 12.67	104,753	1.55 to 0.80	2.81	2.52 to 1.75
	2016	8,492	12.84 to 12.45	108,577	1.55 to 0.80	2.63	1.63 to 0.87
	2015	8,801	12.64 to 12.34	110,833	1.55 to 0.80	2.65	-0.50 to -1.24
	2014	9,896	12.70 to 12.49	125,389	1.55 to 0.80	3.14	5.21 to 4.43

Total Bond Market Trust Series II (*)	2018	4,408	13.11 to 11.84	54,255	2.10 to 0.45	2.34	-0.94 to -2.57
	2017	4,595	12.82 to 12.16	57,667	2.10 to 1.00	2.50	2.06 to 0.94
	2016	5,640	12.56 to 12.04	69,701	2.10 to 1.00	2.39	1.17 to 0.06
	2015	5,155	12.42 to 12.05	63,180	2.05 to 1.00	2.65	-0.94 to -1.98
	2014	5,061	12.73 to 12.28	62,954	2.10 to 0.45	2.98	5.42 to 3.69

Total Stock Market Index Trust Series I (*)	2018	1,668	27.95 to 26.15	39,008	1.90 to 0.45	1.15	-6.13 to -7.49
	2017	1,892	29.78 to 28.26	47,614	1.90 to 0.45	1.72	20.05 to 18.33
	2016	501	23.89 to 21.17	10,728	1.90 to 1.40	1.43	10.82 to 10.27
	2015	550	21.66 to 19.10	10,649	1.90 to 1.40	1.10	-2.02 to -2.51
	2014	888	22.41 to 22.22	17,375	1.90 to 0.45	1.23	10.97 to 9.37

Total Stock Market Index Trust Series II (*)	2018	1,098	32.15 to 14.61	32,265	2.05 to 1.00	0.95	-6.86 to -7.84
	2017	1,220	34.89 to 15.68	38,772	2.05 to 1.00	1.19	19.13 to 17.89
	2016	1,153	29.59 to 13.16	31,020	2.05 to 1.00	1.25	9.88 to 5.30
	2015	1,236	26.93 to 25.22	30,186	2.05 to 1.40	1.09	-2.21 to -2.85
	2014	1,407	29.08 to 27.72	35,266	2.05 to 0.45	0.98	10.80 to 9.04

Ultra Short Term Bond Trust Series I (*)	2018	860	12.07 to 11.34	10,300	1.55 to 0.80	2.06	0.59 to -0.17
	2017	728	12.00 to 11.35	8,671	1.55 to 0.80	1.65	-0.14 to -0.89
	2016	906	12.02 to 11.46	10,817	1.55 to 0.80	1.65	-0.28 to -1.02
	2015	771	12.05 to 11.57	9,255	1.55 to 0.80	1.36	-0.83 to -1.57
	2014	728	12.15 to 11.76	8,810	1.55 to 0.80	1.38	-0.82 to -1.56

Ultra Short Term Bond Trust Series II (*)	2018	15,671	12.31 to 10.63	176,623	2.10 to 0.35	1.53	0.84 to -0.92
	2017	16,588	12.21 to 10.73	187,373	2.10 to 0.35	1.34	0.11 to -1.62
	2016	21,661	12.20 to 10.90	246,916	2.10 to 0.35	1.36	-0.03 to -1.76
	2015	19,420	12.20 to 11.10	223,573	2.10 to 0.35	1.26	-0.50 to -2.23
	2014	17,287	12.26 to 11.35	201,813	2.10 to 0.35	1.32	-0.65 to -2.38

Utilities Trust Series I (*)	2018	372	33.68 to 32.01	11,849	1.90 to 1.40	3.21	-0.53 to -1.03
	2017	431	34.03 to 32.18	13,785	1.90 to 1.40	2.35	13.15 to 12.59
	2016	467	30.22 to 28.44	13,189	1.90 to 1.40	4.46	9.81 to 9.26
	2015	542	27.66 to 25.90	13,965	1.90 to 1.40	2.93	-15.95 to -16.37
	2014	650	35.09 to 33.07	19,899	1.90 to 0.45	2.93	12.08 to 10.47

Utilities Trust Series II (*)	2018	231	45.73 to 13.88	10,500	2.05 to 1.00	3.13	-0.31 to -1.36
	2017	257	46.36 to 13.93	11,547	2.05 to 1.00	2.22	13.38 to 12.20
	2016	280	43.15 to 41.32	11,508	2.05 to 1.40	4.31	9.62 to 8.91
	2015	330	39.36 to 37.94	12,387	2.05 to 1.40	2.69	-16.20 to -16.74
	2014	419	52.96 to 45.57	18,763	2.05 to 0.45	2.72	11.91 to 10.13

Value Opportunities	2018	40	117.04 to 33.11	2,680	1.80 to 1.40	1.11	-7.84 to -8.21
	2017	42	126.98 to 36.07	3,120	1.80 to 1.40	0.71	12.27 to 11.83
	2016	53	113.10 to 32.25	3,310	1.80 to 1.40	0.10	21.74 to 21.25
	2015	63	92.91 to 26.60	3,114	1.80 to 1.40	0.09	-8.06 to -8.43
	2014	72	101.05 to 25.81	3,764	1.90 to 1.40	0.06	3.60 to 3.09

80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

(*)	Sub-account that invests in affiliated Trust.

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.

(f)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.

(g)	Renamed on April 30, 2018. Previously known as Bond Trust Series II.

(h)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.

(i)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series II.

(j)	Sub-account available in prior year but no activity.

81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

82

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A
October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America
November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.
September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc
January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A
January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)
January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC
January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes become effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets, including the assets of Separate Account A and (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

	(1)	(i)	Resolution of the Board of Directors of North American Security Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H—Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-71072, filed January 2, 2002 (the “Pre-Effective Amendment”)

	(2)	Agreements for custody of securities and similar investments—Not Applicable.

	(3)	(i)	Underwriting Agreement dated August 10, 1995—Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

		(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

		(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(4)	(i)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating—Incorporated by reference to Exhibit (b)(4)(i) to registration statement on Form N-4 (File No. 333-24657), filed April 7, 1997.

	(ii)	Form of Specimen Endorsement to Contract: Fixed Account Endorsement—Incorporated by reference to Exhibit (b) (4) (ii) to registration statement on Form N-4 (File No. 333-24657) filed February 26, 1998.

	(iii)	Form of Death Benefit Endorsement—Incorporated by reference to Exhibit (b)(4)(ii)(A)(2) to Form N-4, file number 33-76162, filed February 25, 1998.

	(iv)	Form of Roth Individual Retirement Annuity Endorsement—Incorporated by reference to Exhibit (b)(4)(ii)(F) to Form N-4, file number 33-76162, filed March 1, 1999.

	(v)	Form of Guaranteed Income Rider Endorsement—Incorporated by reference to Exhibit (b)(4)(v) to post-effective amendment no. 7 registration statement on Form N-4, file number 333-24657, filed February 28, 2001.

	(vi)	Form of Enhanced Death Benefit Rider Endorsement—Incorporated by reference to Exhibit (b)(4)(vi) to post-effective amendment no. 7 registration statement on Form N-4, file number 333-24657, filed February 28, 2001.

	(vii)	Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(B) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

	(viii)	Form of Specimen Income Plus for Life—Joint Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(C) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

	(ix)	Form of Specimen Principal Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(D) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

	(x)	Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to Exhibit 24. (b)4(i)(E) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

	(xi)	Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 24. (b)4(i)(G) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

	(xii)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001NQ.08), incorporated by reference to Exhibit 24.(b)(4)(iv) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

	(xiii)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08), incorporated by reference to Exhibit 24.(b)(4)(v) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

	(xiv)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002NQ.08), incorporated by reference to Exhibit 24.(b)(4)(vi) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

	(xv)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002Q.08), incorporated by reference to Exhibit 24.(b)(4)(vii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

(5)	(i)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.

	(ii)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98)—Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

	(iii)	Form of Specimen Flexible Payment Deferred Variable Annuity Application for Venture Vantage (APPVTG0507), incorporated by reference to Exhibit 24(b)(5)(iii) to Post-Effective Amendment No. 17 to this Registration Statement, File No. 333-71072, filed on June 13, 2008.

(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(ii)	Certificate of Amendment of Certificate of Incorporation of the Company, Name Change July 1984—Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

	(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed May 1, 2007.

	(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to Form N-4. File No. 333-70728, filed May 1, 2007.

	(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24(b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

	(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

	(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

(7)	(i)	Form of Variable Annuity Reinsurance Agreement Contract with Connecticut General Life Insurance Company, effective July 1, 1997—Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed February 26, 1998.

	(ii)	Form of Automatic Reinsurance Agreement with Swiss Re Life & Health America Inc., effective August 1, 1997—Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.

	(iii)	Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]

	(iv)	Form of Coinsurance Agreement with Peoples Security Life Insurance Company, effective June 30, 1995—Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.

	(v)	Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000.—Incorporated by reference to Exhibit (7) (v) to the Pre-Effective Amendment.

i   Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incoporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the “Post-Effective Amendment No. 1”).

ii   Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1.

iii  Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1.

	(vi)	Form of Automatic Reinsurance Agreement (Agreement 2000-21) with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7) (vi) to Post Effective Amendment No. 1.

	(vii)	Form of Automatic Reinsurance Agreement (Agreement 2001-41) with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1.

	(viii)	Automatic Reinsurance Agreement No. 2001-47 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(i) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]

	(ix)	Automatic Reinsurance Agreement No. 2001-48 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(i) (A)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]

	(B)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]

	(ii) (A)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(iii) (A)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

	(B)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(C)    Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(D)    Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.

(E)    Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.

(F)    Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24, File No. 333-70728, filed on April 28, 2008.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—Incorporated by reference to Exhibit 9 to the Pre-Effective Amendment.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements — NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners — NOT APPLICABLE.

(13)	Schedules of computation,— Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

(14)	Financial Data Schedule — NOT APPLICABLE.

(15) (i)	Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen.—incorporated by reference to Exhibit 24(b)(15) to Post-Effective Amendment 20 to this Registration Statement, File No. 333-71072, filed on May 3, 2010.

(ii)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 21 to this Registration Statement, File No. 333-71072, filed August 2, 2010.

(iii)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(iii) to Post-Effective Amendment No. 23 to this Registration Statement, filed on May 2, 2011.

(iv)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(iv) to Post-Effective Amendment No. 25 to this Registration Statement, File No. 333-71072, filed on April 30, 2012.

(v)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(v) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-71072, filed on April 26, 2013.

(vi)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(15)(vi) to Post-Effective Amendment No. 29 to this Registration Statement, File No. 333-71072, filed on April 28, 2014.

(vii)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(15) (vii) to Post-Effective Amendment No. 32 to this Registration Statement, File No. 333-71072, filed on April 28, 2017.

(viii)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(viii) to Post-Effective Amendment No. 33 to this Registration Statement, File No. 333-71072, filed on April 27, 2018.

(ix)	Power of Attorney for Brooks Tingle. [FILED HEREWITH]

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 8, 2019

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Marianne Harrison 200 Berkeley Street Boston, MA 02116..........................................................................	Chair, President & Chief Executive Officer

Paul M. Connolly 75 Indian Spring Road Milton, MA 02186..........................................................................	Director

James D. Gallagher 200 Berkeley Street Boston, MA 02116..........................................................................	Director, Executive Vice President

Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243..........................................................................	Director

Brooks Tingle 200 Berkeley Street Boston, MA 02116..........................................................................	Director, Senior Vice President

John G. Vrysen 200 Berkeley Street Boston, MA 02116..........................................................................	Director

Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116..........................................................................	Director, Vice President

Henry H. Wong 200 Berkeley Street Boston, MA 02116..........................................................................	Director

Executive Vice Presidents
Andrew G. Arnott*.........................................................................
Christopher Paul Conkey**............................................................
Gregory Framke*............................................................................
Gretchen Garrigues*.......................................................................
Scott S. Hartz**..............................................................................	Chief Investment Officer – U.S. Investments
Naveed Irshad**.............................................................................	Head of Legacy Business
Halina K. von dem Hagen***.........................................................	Treasurer

Senior Vice Presidents
Emanuel Alves*..............................................................................	General Counsel
John C.S. Anderson**....................................................................
Michael Biagiotti*..........................................................................
Kevin J. Cloherty**........................................................................
Steven F. Dorval*...........................................................................
Barbara Goose*...............................................................................	Chief Marketing Officer
Linda Levyne*................................................................................
Patrick McGuinness*......................................................................
William McPadden**.....................................................................
Joelle Metzman**...........................................................................
Patrick M. Murphy*........................................................................
Lee Ann Murray**..........................................................................
Sebastian Pariath*...........................................................................	Head of Operations and Chief Information Officer
Alan R. Seghezzi**.........................................................................
Martin Sheerin*...............................................................................	Chief Financial Officer
Curt Smith*.....................................................................................
Anthony Teta*................................................................................
Leo Zerilli**...................................................................................

Vice Presidents
Lynda Abend*....................................................................................
John Addeo**....................................................................................
Abigail M. Armstrong**....................................................................
Kevin Askew**..................................................................................
Dwayne Bertrand**...........................................................................
Zahir Bhanji***.................................................................................	CFO JH Insurance
Stephen J. Blewitt**..........................................................................
Alan M. Block**................................................................................
John Bourgault**...............................................................................	Senior Counsel
Paul Boyne**.....................................................................................
Ian B. Brodie**..................................................................................
Ted Bruntrager*.................................................................................	Chief Risk Officer
Grant Buchanan***...........................................................................
Daniel C. Budde**.............................................................................
Robert Burrow**...............................................................................
Jennifer Toone Campanella**...........................................................
Thomas Carlisle**.............................................................................
Rick A. Carlson*................................................................................
Patricia Rosch Carrington**..............................................................
Todd J. Cassler*.................................................................................
Ken K. Cha*.......................................................................................
Brian Collins*....................................................................................
Marcelle Dahar*................................................................................
Kenneth D’Amato*............................................................................
John J. Danello**...............................................................................
Andreas Deutschmann*.....................................................................
Robert Donahue*...............................................................................
Jeffrey Duckworth*...........................................................................
Carolyn Flanagan**...........................................................................
Lauren Marx Fleming**....................................................................
Philip J. Fontana**............................................................................
Carl O. Fowler**...............................................................................
Ryan Fox*..........................................................................................
Scott Francolini*................................................................................
Paul Gallagher**................................................................................
Thomas C. Goggins**.......................................................................
Susan Ghalili*....................................................................................
Geoff Gittins****..............................................................................
Jeffrey N. Given**.............................................................................
Howard C. Greene**.........................................................................
Christopher Griswold*.......................................................................
Richard Harris***..............................................................................	Appointed Actuary
Ellie Harrison*...................................................................................	US Human Resources
John Hatch*.......................................................................................

Michael Hession*............................................................................
Kevin Hill*......................................................................................
James C. Hoodlet*...........................................................................
Steven Hutcheon**..........................................................................
Daniel S. Janis III**........................................................................
Mitchell Karman**..........................................................................	CCO & Counsel
Recep C. Kendircioglu**................................................................
Neal P. Kerins*................................................................................
Frank Knox**..................................................................................	CCO – Retail Funds/Separate Accounts
Hung Ko***.....................................................................................	Treasury
Diane R. Landers**.........................................................................
Scott Lively**..................................................................................
Jeffrey H. Long**............................................................................
Jennifer Lundmark*.........................................................................
Patrick MacDonnell**.....................................................................
Nathaniel I. Margolis**...................................................................	Chief Counsel
Christopher Maryanopolis*.............................................................
Robert Maulden**...........................................................................
John B. Maynard**..........................................................................
Karen McCafferty**........................................................................
Scott A. McFetridge**....................................................................
Jonathan McGee**..........................................................................
Ann McNally*.................................................................................
Michael McNamara*.......................................................................
Steven E. Medina**.........................................................................
Maureen Milet**.............................................................................	CCO – Investments
Scott Morin*....................................................................................
Camille Mucci**.............................................................................
Jeffrey H. Nataupsky**...................................................................
Scott Navin**..................................................................................
Sinead O’Connor*...........................................................................
Jacques Ouimet*..............................................................................
Jeffrey Packard**............................................................................
Gary M. Pelletier**.........................................................................
David Pemstein**............................................................................
Charlie Philbrook*...........................................................................
David Plumb*..................................................................................
Tracey Polsgrove*...........................................................................
Rahim Rajpur*.................................................................................

Jill Rebman***...............................................................................
Charles A. Rizzo**.........................................................................
Robert William Rizzo*...................................................................
Susan Roberts*...............................................................................
Keri Rogers**.................................................................................
Ian Roke**......................................................................................
Josephine M. Rollka*.....................................................................
Ken Ross*.......................................................................................
Ronald J. Rovner*..........................................................................
Devon Russell*...............................................................................
Lisa Anne Ryan*............................................................................
Thomas Samoluk**........................................................................
Emory W. Sanders*........................................................................
Jeffrey R. Santerre**......................................................................
Martin C. Schafer*.........................................................................
Christopher L. Sechler**................................................................
Thomas Shea**...............................................................................
Gordon Shone**.............................................................................
Susan Simi**..................................................................................
Darren Smith**..............................................................................
Rob Stanley*..................................................................................
Paddy Subbaraman**.....................................................................
Wilfred Talbot*..............................................................................
Gary Tankersley*...........................................................................
Nathan Thooft**.............................................................................
Tony Todisco*................................................................................
Brian E. Torrisi**...........................................................................
Len van Greuning*.........................................................................
Simonetta Vendittelli*....................................................................	Controller
Peter de Vries*...............................................................................
Lisa Ann Welch**..........................................................................
Adam Wise**.................................................................................
R. Blake Witherington**................................................................
Sameh Youssef*.............................................................................
Ross Zilber*....................................................................................

*	Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2018, appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2018

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)
Manulife Property Limited Partnership II (Ontario)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
93%
51.1%
Manulife Asset Management (Thailand) Company Limited (Thailand)
48.9%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife (Vietnam) Limited (Vietnam)
59.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
99.9%
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
(3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(5) 99% limited partnership interest is held by Manulife Property Limited Partnership II

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.

As of March 31, 2019, there were 20,110 qualified contracts and 14,548 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)

Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)

John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of James C. Hoodlet**, Alan Seghezzi**, Martin Sheerin**, and Christopher Walker*) who have authority to act on behalf of JHD LLC.

*	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
**	Principal business office is 200 Berkeley Street, Boston, MA 02116

(c)	None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 200 Berkeley Street, Boston, MA 02116.

Item 31. Management Services.

None.

Item 32. Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)

The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)

The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 26th day of April, 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ Marianne Harrison
Marianne Harrison Chair and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Marianne Harrison
Marianne Harrison Chair and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 26th day of April, 2019.

Signature	Title

/s/ Marianne Harrison Marianne Harrison	Chair and President (Principal Executive Officer)

/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Paul M. Connolly	Director

* James D. Gallagher	Director

* Rex Schlaybaugh, Jr.	Director

* Brooks Tingle	Director

* John G. Vrysen	Director

* Linda A. Davis Watters	Director

Henry H. Wong	Director

*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel—Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm

24(b)(15)(ix)	Power of Attorney for Brooks Tingle